As filed with the Securities and Exchange Commission on April 22, 2024
Securities Act Registration No. 2‑34223
Investment Company Act File No. 811‑1829

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 117
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 92

COLUMBIA ACORN TRUST
71 S. Wacker Drive, Suite 2500
Chicago, IL 60606
Telephone number: 312.634.9200

Ryan C. Larrenaga c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210	Daniel J. Beckman Columbia Acorn Trust c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210	Mary C. Moynihan Perkins Coie LLP 700 13th Street, N.W., Suite 800 Washington, D.C. 20005
(Agents for service)

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to rule 485(b)
☒	on May 1, 2024 pursuant to rule 485(b)
☐	60 days after filing pursuant to rule 485(a)(1)
☐	on pursuant to rule 485(a)(l)
☐	75 days after filing pursuant to rule 485(a)(2)
☐	on pursuant to rule 485(a)(2).

Prospectus
May 1, 2024

Columbia Acorn Family of Funds
Managed by Columbia Wanger Asset Management, LLC

Columbia
  Acorn European FundSM

Class	Ticker Symbol
A	CAEAX
Advisor (Class Adv)	CLOFX
Class	Ticker Symbol
Institutional (Class Inst)	CAEZX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2

Columbia Acorn European FundSM
Summary of the Fund
Investment Objective
Columbia Acorn European FundSM (the Fund) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 26 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Classes Adv and Inst
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class Inst
Management fees	1.19%	1.19%	1.19%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%
Other expenses	0.48%	0.48%	0.48%
Total annual Fund operating expenses(b)	1.92%	1.67%	1.67%
Fee waivers and/or expense reimbursements(c)	(0.47%)	(0.47%)	(0.47%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.45%	1.20%	1.20%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(c)
Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.45% for Class A shares, 1.20% for Class Adv shares and 1.20% for Class Inst shares. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.
Prospectus 2024
3

Columbia Acorn European FundSM
Summary of the Fund (continued)
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$714	$1,100	$1,511	$2,653
Class Adv (whether or not shares are redeemed)	$122	$481	$863	$1,937
Class Inst (whether or not shares are redeemed)	$122	$481	$863	$1,937
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in European companies. Under normal circumstances, the Fund invests at least 70% of its total assets in companies in Western European countries (for example, the United Kingdom, Germany, France and Italy), but also may invest up to 30% of its total assets in companies in emerging Central and Eastern European countries (for example, Poland, the Czech Republic, Turkey and Cyprus). For purposes of the Fund's policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, a European country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed or has at least 50% of its assets in a European country or countries or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector.
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the MSCI AC Europe Small Cap Index (Net), the Fund's benchmark, (the Index) at the time of purchase (between $142.5 million and $8.5 billion as of March 31, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index. The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the industrials and information technology sectors.
4
Prospectus 2024

Columbia Acorn European FundSM
Summary of the Fund (continued)
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.
The Fund takes advantage of the Investment Manager's research and stock-picking capabilities to initially invest in a limited number of companies (generally under 100), offering the potential to provide above-average growth over time.
The Investment Manager typically seeks companies with:
■
A strong business franchise that offers growth potential.
■
Products and services in which the company has a competitive advantage.
■
A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-cap companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and the EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly
Prospectus 2024
5

Columbia Acorn European FundSM
Summary of the Fund (continued)
traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in share prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of foreign sub-custodians. Some countries have limited governmental oversight and regulation, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. In certain non-U.S. markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
6
Prospectus 2024

Columbia Acorn European FundSM
Summary of the Fund (continued)
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors, including the industrials and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
■
Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Operational and Settlement Risks of Securities in Emerging Markets. Foreign sub-custodians in emerging markets may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. There may also be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Prospectus 2024
7

Columbia Acorn European FundSM
Summary of the Fund (continued)
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. Emerging market currencies may not have an active trading market and are subject to a higher risk of currency devaluations.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class Inst share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of the MSCI AC Europe Small Cap Index (Net). The MSCI AC Europe Small Cap Index (Net) captures small-cap representation across 20 countries in Europe. With 1,021 constituents, the Index covers approximately 14% of the free float-adjusted market capitalization across each country in Europe (as of March 31, 2024).
The performance of one or more share classes shown in the Average Annual Total Returns table below includes the Fund’s Class Inst share returns (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to the indicated inception date of such share class.
Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Inst shares and will vary for other share classes.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	30.55%
	Worst	1st Quarter 2020	-28.33%
*
Year to Date return as of March 31, 2024: 0.93%
8
Prospectus 2024

Columbia Acorn European FundSM
Summary of the Fund (continued)
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	08/19/2011
returns before taxes		25.09%	11.20%	5.99%
returns after taxes on distributions		24.94%	11.14%	5.90%
returns after taxes on distributions and sale of Fund shares		15.13%	9.02%	4.89%
Class A returns before taxes	08/19/2011	17.57%	9.62%	5.10%
Class Adv returns before taxes	06/25/2014	25.11%	11.20%	6.00%
MSCI AC Europe Small Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		16.54%	7.65%	4.70%

Fund Management
Investment Manager: Columbia Wanger Asset Management, LLC
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Philip Dicken, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Mine Tezgul	Portfolio Manager	Co-Portfolio Manager	November 2023
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o SS&C GIDS, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Class A	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Prospectus 2024
9

Columbia Acorn European FundSM
Summary of the Fund (continued)
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Investment Manager, the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. (Ameriprise Financial) and/or its affiliates. Ask your financial advisor or visit your financial intermediary's website for more information.
10
Prospectus 2024

Columbia Acorn European FundSM
More Information About the Fund
Investment Objective
Columbia Acorn European FundSM (the Fund) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval. There is no assurance the Fund’s objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in European companies. Under normal circumstances, the Fund invests at least 70% of its total assets in companies in Western European countries (for example, the United Kingdom, Germany, France and Italy), but also may invest up to 30% of its total assets in companies in emerging Central and Eastern European countries (for example, Poland, the Czech Republic, Turkey and Cyprus). For purposes of the Fund's policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, a European country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed or has at least 50% of its assets in a European country or countries or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector.
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the MSCI AC Europe Small Cap Index (Net), the Fund's benchmark, (the Index) at the time of purchase (between $142.5 million and $8.5 billion as of March 31, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index. The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the industrials and information technology sectors.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.
The Fund takes advantage of the Investment Manager's research and stock-picking capabilities to initially invest in a limited number of companies (generally under 100), offering the potential to provide above-average growth over time.
The Investment Manager typically seeks companies with:
■
A strong business franchise that offers growth potential.
■
Products and services in which the company has a competitive advantage.
■
A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Prospectus 2024
11

Columbia Acorn European FundSM
More Information About the Fund (continued)
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the Investment Manager to select investments and to make investment decisions that will achieve the Fund’s investment objective. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Most developed countries in Western Europe are members of the EU, and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, significant private or public debt problems in a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the UK from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which could adversely affect the value of your investment in the Fund. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other
12
Prospectus 2024

Columbia Acorn European FundSM
More Information About the Fund (continued)
conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its NAV and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Manager will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in share prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include:
Prospectus 2024
13

Columbia Acorn European FundSM
More Information About the Fund (continued)
possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (foreign sub-custodians), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
14
Prospectus 2024

Columbia Acorn European FundSM
More Information About the Fund (continued)
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors, including the industrials and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
■
Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed
Prospectus 2024
15

Columbia Acorn European FundSM
More Information About the Fund (continued)
markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not have an active trading market internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund. For information about risks associated with changing levels of Fund distributions, see the Fund’s SAI.
Changing the Fund’s Investment Objective and Policies
The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the SAI.
16
Prospectus 2024

Columbia Acorn European FundSM
More Information About the Fund (continued)
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. The Fund expects to enter into such transactions primarily in the form of stock index futures in order to obtain exposure to the overall sector of the market represented by a particular stock index or to invest the Fund’s uninvested cash balances in a manner that the Investment Manager believes aligns more closely with the Fund’s investment strategy than simply holding short-term fixed income investments or cash equivalents (known as cash equitization). Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies typically expose the Fund to gains and losses in excess of the amount actually invested in the derivative. This characteristic of a derivative (known as "leverage") may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual (including distressed) market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among
Prospectus 2024
17

Columbia Acorn European FundSM
More Information About the Fund (continued)
other things, that a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Fund Investing
The Investment Manager and its affiliate, Columbia Management Investment Advisers, LLC (Columbia Management), serve as investment advisers to mutual funds and ETFs using the Columbia brand (Columbia Funds), including mutual funds that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager and Columbia Management seek to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of the Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or Columbia Management may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, the Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or Columbia Management also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash, including cash collateral received in connection with its securities lending program, in shares of money market funds, including funds advised by affiliates of the Investment Manager. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Lending of Portfolio Securities
The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, the borrower does not return a loaned security and the proceeds from sale of the collateral are not sufficient to replace the borrowed security. The Fund invests collateral in a government money market fund.
18
Prospectus 2024

Columbia Acorn European FundSM
More Information About the Fund (continued)
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. These investment positions may include, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as the Investment Manager deems necessary. During these times, the Investment Manager may make frequent portfolio changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, columbiathreadneedleus.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or publicly available Form N-PORT (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.
The Fund considers changes in its portfolio holdings to be confidential information. Consequently, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed. The Fund’s complete portfolio holdings are disclosed approximately 30 to 40 days after each month-end. The top 15 holdings may be available sooner, approximately 15 calendar days after each month-end. Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.
Cybersecurity
The Fund, like all companies, may be susceptible to operational and information security risks, including the risk of cyber attacks or failures. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. See the discussion of Cybersecurity Breaches and Technology and Related Systems Failure Risk in the SAI for further information.
Use of Benchmarks
Benchmarks are indices that provide some comparative guidance in assessing the Fund’s performance. The Investment Manager selects the benchmark(s) it believes provide meaningful comparisons for the Fund. However, there may be different or additional indices that more closely reflect the market sectors in which the Fund invests. The Fund’s benchmark(s) may change from time to time. The benchmark included in this prospectus is intended only as a guidepost for your assessment of the Fund’s performance.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund's holdings may diverge significantly from those of the benchmarks selected by the Investment Manager. In addition, the Fund may invest in securities outside the industry and geographic sectors represented in its benchmarks. The Fund's weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of its benchmarks.
Prospectus 2024
19

Columbia Acorn European FundSM
More Information About the Fund (continued)
eDelivery and Mailings to Households
In order to reduce shareholder expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at columbiathreadneedleus.com/investor/.
Additional Information on Portfolio Turnover
A mutual fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes. Also, a high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. See the Financial Highlights section of this prospectus for the Fund's portfolio turnover rates for the past five years.
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class. Please see Fee Waiver/Expense Reimbursement Arrangements below for information about commitments made by the Investment Manager and/or its affiliates during the performance period covered by this prospectus.
20
Prospectus 2024

Columbia Acorn European FundSM
More Information About the Fund (continued)
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These expenses include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements
The Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of:
Columbia Acorn European Fund
Class A	1.45%
Class Adv	1.20%
Class Inst	1.20%
This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or its affiliates that were in place during the performance period shown in the Performance Information section of this prospectus. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Board of Trustees
The Fund is governed by the Board. More than 75% of the Fund's Trustees are independent (Independent Trustees), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund's officers to establish the Fund's policies and oversee its activities. Among the Trustees' responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees.
Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust (the Trust). The Trust's Bylaws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn family of funds (Columbia Acorn Funds). The mailing address for the Trustees and officers is 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606.
For more detailed information about the Board, please refer to the SAI.
Prospectus 2024
21

Columbia Acorn European FundSM
More Information About the Fund (continued)
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various parties, including, among others, the Investment Manager, the Distributor, the Transfer Agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, which also serves as the Fund's administrator (the Administrator), Columbia Management, which serves as the Fund's sub-administrator pursuant to an agreement with the Investment Manager (the Sub-Administrator), the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Wanger Asset Management, LLC is located at 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606. As of March 31, 2024, the Investment Manager had assets under management of approximately $6.5 billion. The Investment Manager is a registered investment adviser and wholly-owned subsidiary of Columbia Management, which is a wholly-owned subsidiary of Ameriprise Financial. In addition to serving as an investment adviser to mutual funds, the Investment Manager acts as an investment manager for other private funds and institutional accounts.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.
The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to the Investment Manager by the Fund amounted to 1.19% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2023.
The Investment Manager and its investment advisory affiliates, including Columbia Management and Threadneedle International Limited (Threadneedle) (Participating Affiliates), around the world may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management and proxy voting) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Fund and other accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
22
Prospectus 2024

Columbia Acorn European FundSM
More Information About the Fund (continued)
Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Fund's compliance policies and procedures, provide services to the Fund.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Philip Dicken, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Mine Tezgul	Portfolio Manager	Co-Portfolio Manager	November 2023
Mr. Dicken joined Threadneedle, a Participating Affiliate, in 2004. Mr. Dicken began his investment career in 1997 and earned a first class degree from Bristol University.
Ms . Tezgul joined Threadneedle, a Participating Affiliate, in 2018. Ms. Tezgul began her investment career in 2005 and earned a B.A. in Economics from the University of Chicago and an M.B.A. from Institut Européen d'Administration des Affaires (INSEAD).
The Administrator
Columbia Wanger Asset Management, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform many of these services (including fund accounting), and pays a fee for the services of the Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:
Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold
Prospectus 2024
23

Columbia Acorn European FundSM
More Information About the Fund (continued)
Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee for each open account and compensates the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held. In addition, subject to certain limitations, the Fund compensates the Transfer Agent for payments made to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and the type of shareholder services provided. The Transfer Agent is contractually obligated to oversee such intermediaries for the purpose of reasonably assuring their compliance with applicable law and the terms of their agreements to provide the shareholder services. For more information about Shareholder Services fees, see Choosing a Share Class — Financial Intermediary Compensation.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
This section describes certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates. Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including: insurance, broker-dealer (sales and trading), asset management and financial services. As a consequence of these activities, Ameriprise Financial or its affiliates may have interests arising from their other business lines that conflict with the interests of the Fund. These activities may also, from time to time, place certain investment constraints on the management of the Fund that might not otherwise arise.
As described in More Information About the Fund - Primary Service Provider Contracts, the Investment Manager, Administrator, Sub-Administrator, Distributor and Transfer Agent are all affiliates of Ameriprise Financial. In addition to the services that they provide to the Fund, they also provide substantially similar services (for which they are compensated) to other clients and customers, including the Columbia Funds. Ameriprise Financial and its other affiliates may also provide services (for which they are compensated) to the Fund, other Columbia Funds or other clients and customers.
Examples of activities that could lead to conflicts of interest and/or impose limitations that could affect the Fund include the following:
■
the Investment Manager and other Ameriprise Financial affiliates may receive compensation and other benefits related to the management/administration of the Fund and the other Columbia Funds and the sale of their shares;
■
there may be competition for limited investment opportunities that must be allocated among the Fund, the other Columbia Funds and other clients and customers of the Investment Manager (which can include affiliates of the Investment Manager) that may have the same or similar investment objectives as the Fund;
■
management of the Fund may diverge from other Columbia Funds or other clients and customers of the Investment Manager or Ameriprise Financial affiliates, for example, advice given to the Fund may differ from, or conflict with, advice given to other funds or accounts;
■
there may be regulatory or investment restrictions imposed on the investment activities of the Investment Manager arising from the activities or holdings of other Columbia Funds or other clients or customers of the Investment Manager or Ameriprise Financial and its affiliates, for example, caps on the aggregate amount of certain types of investments or in holdings of particular portfolio companies that may be made by affiliated entities, including the Fund;
■
Ameriprise Financial or its affiliates may have potentially conflicting relationships with companies and other entities in which the Fund invests; and
■
there may be regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, for example, if an affiliated entity were in possession of non-public information, the Investment Manager might be prohibited by law from using that information in connection with the management of the Fund.
24
Prospectus 2024

Columbia Acorn European FundSM
More Information About the Fund (continued)
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and Affiliates – Certain Conflicts of Interest section of the SAI. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
Prospectus 2024
25

Columbia Acorn European FundSM
Choosing a Share Class
The Funds
The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.
Funds Contact Information
Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o SS&C GIDS, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.
*
The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.
Omnibus Accounts
The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.
Retirement Plans and Omnibus Retirement Plans
The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.
Networked Accounts
Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.
Summary of Share Class Features
Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as
26
Prospectus 2024

Columbia Acorn European FundSM
Choosing a Share Class (continued)
defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things:
■
The amount you plan to invest.
■
How long you intend to remain invested in the Fund.
■
The fees (e.g., sales charge or “load”) and expenses for each share class.
■
Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.
 FUNDamentals
Front-End Sales Charge Calculation
The front-end sales charge is calculated as a percentage of the offering price.
■
The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.
■
The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.
The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
 FUNDamentals
Contingent Deferred Sales Charge
A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.
Share Class Features
The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares.
Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus, as it may be supplemented from time to time, and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new and/or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.
Prospectus 2024
27

Columbia Acorn European FundSM
Choosing a Share Class (continued)
The sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts (as described below))	5.75% maximum, declining to 0.00% on investments of $1 million or more
CDSC on certain
investments of
between $1 million
and $50 million
redeemed within
18 months after
purchase charged
as follows:
• 1.00% CDSC if
redeemed within
12 months after
purchase and
• 0.50% CDSC if
redeemed more
than 12, but less
than 18, months
after purchase

Reductions: yes, see Choosing
a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Reductions
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Waivers, as well as Choosing
a Share Class — CDSC
Waivers – Class A and Class C
Financial intermediary-specific
waivers are also available, see
Appendix A
Service Fee: 0.25%
Class Adv
Eligibility: Available only to (i)
omnibus retirement plans, including
self-directed brokerage accounts
within omnibus retirement plans that
clear through institutional no
transaction fee (NTF) platforms;
retirement plans; (ii) trust companies
or similar institutions; (iii) broker-
dealers, banks, trust companies and
similar institutions that clear Fund
share transactions for their client or
customer investment advisory or
similar accounts through designated
financial intermediaries and their
mutual fund trading platforms that
have been granted specific written
authorization from the Transfer Agent
with respect to Class Adv eligibility
apart from selling, servicing or
similar agreements; (iv) 501(c)(3)
charitable organizations; (v) 529
plans; (vi) health savings accounts;
(vii) investors participating in a fee-
based advisory program sponsored
by a financial intermediary or other
entity that is not compensated by the
Fund for those services, other than
payments for shareholder servicing
or sub-accounting performed in place
		None	None	N/A	None
28
Prospectus 2024

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

of the Transfer Agent; and (viii)
commissionable brokerage platforms
where the financial intermediary,
acting as broker on behalf of its
customer, charges the customer a
commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Adv shares
within such platform.
Minimum Initial Investment: None,
except in the case of (viii) above,
which is $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts)

Class C
Eligibility: Available to the general
public for investment
Minimum Initial Investment: $2,000
($1,000 for IRAs; $100 for monthly
Systematic Investment Plan
accounts)
Conversion Feature: Yes. Effective
April 1, 2021, Class C shares
generally automatically convert to
Class A shares of the same Fund in
the month of or the month following
the 8-year anniversary of the Class C
shares purchase date. Prior to April
1, 2021, Class C shares generally
automatically converted to Class A
shares of the same Fund in the
month of or the month following the
10-year anniversary of the Class C
shares purchase date.(a)
		None	1.00% on certain investments redeemed within one year of purchase
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
CDSC Waivers – Class A and
Class C
Financial intermediary-specific
CDSC waivers are also
available, see Appendix A
Distribution Fee: 0.75% Service Fee: 0.25%
Class Inst
Eligibility: Available only to certain
eligible investors, which are subject
to different minimum investment
requirements, ranging from $0 to
$2,000, including investors who
purchase Fund shares through
commissionable brokerage platforms
where the financial intermediary
holds the shares in an omnibus
account and, acting as broker on
behalf of its customer, charges the
customer a commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst shares
within such platform; closed to (i)
accounts of financial intermediaries
that clear Fund share transactions for
their client or customer accounts
through designated financial
intermediaries and their mutual fund
		None	None	N/A	None
Prospectus 2024
29

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

trading platforms that have been
given specific written notice from the
Transfer Agent of the termination of
their eligibility for new purchases of
Class Inst shares and (ii) omnibus
group retirement plans, subject to
certain exceptions(d)
Minimum Initial Investment: See
Eligibility above

Class Inst2
Eligibility: Available only to (i) certain
registered investment advisers and
family offices that clear Fund share
transactions for their client or
customer accounts through
designated financial intermediaries
and their mutual fund trading
platforms that have been granted
specific written authorization from
the Transfer Agent with respect to
Class Inst2 eligibility apart from
selling, servicing or similar
agreements; (ii) omnibus retirement
plans(d); (iii) health savings accounts,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst2
shares within such platform and that
Fund shares are held in an omnibus
account; and (iv) institutional
investors that are clients of the
Columbia Threadneedle Global
Institutional Distribution Team that
invest in Class Inst2 shares for their
own account through platforms
approved by the Distributor or an
affiliate thereof to offer and/or
service Class Inst2 shares within
such platform.
Minimum Initial Investment: None
		None	None	N/A	None
Class Inst3
Eligibility: Available to: (i) group
retirement plans that maintain plan-
level or omnibus accounts with the
Fund(d); (ii) institutional investors that
are clients of the Columbia
Threadneedle Global Institutional
Distribution Team that invest in
Class Inst3 shares for their own
account through platforms approved
by the Distributor or an affiliate
thereof to offer and/or service
Class Inst3 shares within such
platform; (iii) collective trust funds;
(iv) affiliated or unaffiliated mutual
funds (e.g., funds operating as funds-
of-funds);
(v) fee-based platforms of financial
intermediaries (or the clearing
intermediary they trade through) that
have an agreement with the
		None	None	N/A	None
30
Prospectus 2024

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

Distributor or an affiliate thereof that
specifically authorizes the financial
intermediary to offer and/or service
Class Inst3 shares within such
platform, provided also that Fund
shares are held in an omnibus
account; (vi) commissionable
brokerage platforms where the
financial intermediary, acting as
broker on behalf of its customer,
charges the customer a commission
for effecting transactions in Fund
shares, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; (vii) health savings
accounts, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; and (viii) bank trust
departments, subject to an
agreement with the Distributor that
specifically authorizes offering
Class Inst3 shares and provided that
Fund shares are held in an omnibus
account. In each case above where
noted that Fund shares are required
to be held in an omnibus account,
the Distributor, may, in its discretion,
determine to waive this requirement.
Minimum Initial Investment: No
minimum for the eligible investors
described in (i), (iii), (iv) and (v)
above; $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts) for the
eligible investors described in (vi)
above; and $1 million for all other
eligible investors, unless waived in
the discretion of the Distributor

Class S
Effective on or about October 1,
2024, Class S shares are available
(i) to be held, but not purchased, by
accounts of financial intermediaries
that, with specific written permission
from the Transfer Agent, have
instructed the Fund to exchange
Class Inst shares for Class S shares;
and (ii) to be held and purchased by
omnibus group retirement plans that
(A) opened and, subject to
exceptions, funded a Class Inst
share account as of the close of
business on March 28, 2013 and
have continuously held Class Inst
		None	None	N/A	None
Prospectus 2024
31

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

shares in such account through at
least September 30, 2024 and (B)
received specific written permission
from the Transfer Agent to exchange
Class Inst shares for Class S shares.
Only omnibus retirement plans
referenced in (ii) above may purchase
Class S shares, open new Class S
accounts, or add new plan
participants to a Class S shares
omnibus retirement plan account.
Otherwise, Class S shares are not
available for purchase (other than
through the reinvestment of
distributions on Class S shares).(d)
Minimum Initial Investment: See
Eligibility above

(a)
For more information on the conversion of Class C shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions — Class C Shares —Conversion to Class A Shares.
(b)
For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)
These are the maximum applicable distribution and/or service fees under the Fund’s Rule 12b-1 plan. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.
(d)
These share classes are closed to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:
• Class Inst Shares: Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Inst account as of close of business on March 28, 2013, and have continuously held Class Inst shares in such account after such date, may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Inst accounts. Accounts of financial intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms are not permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions).
• Class Inst2 Shares. Shareholders with Class Inst2 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst2 shares may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts and add new shareholders in the program.
• Class Inst3 Shares: Shareholders with Class Inst3 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst3 shares may not establish new accounts for such share class but may continue to make additional purchases of Class Inst3 shares in existing accounts.
• Class S Shares. Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
32
Prospectus 2024

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Sales Charges and Commissions
Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees. You may be required to pay brokerage commissions and other fees to financial intermediaries when transacting in any class of Fund shares, including those that do not assess any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. Such brokerage commissions and other fees are set by the financial intermediary.
As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C shares of the Fund, if available. Over time, Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares. Although the full amount of your purchase price of Class C shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C shares. In this regard, Class C shares held in Direct-at-Fund Accounts automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and the conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares. Class Adv, Class Inst, Class Inst2, Class Inst3 and Class S shares of the Fund do not have distribution and/or service fees.
Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.
Class A Shares — Front-End Sales Charge
Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges and Appendix A.
The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge.
Prospectus 2024
33

Columbia Acorn European FundSM
Choosing a Share Class (continued)
The front-end sales charge you will pay on Class A shares:
■
depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and
■
is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).
The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.
Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0–$49,999	5.75%	6.10%	5.00%
	$50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)
Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)
For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.
Class A Shares — CDSC
In some cases, you'll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.
■
If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.
■
Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.
Class A Shares — Commissions
The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares — Front-End Sales Charge above.
The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration
34
Prospectus 2024

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):
Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level* (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%
*
The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.
Class C Shares — Front-End Sales Charge
You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.
Class C Shares — Conversion to Class A Shares
Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted (pursuant to the financial intermediary’s Class C conversion policy, including those disclosed in Appendix A, which may differ from the Fund’s policy described here) provided that the intermediary is able to track individual shareholders’ holding periods. It is the financial intermediary's (and not the Fund's) responsibility to keep records and to ensure that the shareholder holding period is calculated properly. Not all financial intermediaries are able to track individual shareholders' holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary's platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares.
The following rules apply to the automatic conversion of Class C shares to Class A shares:
■
Class C share accounts that are Direct-at-Fund Accounts and Networked Accounts for which the Transfer Agent (and not your financial intermediary) sends you Fund account transaction confirmations and statements, convert on or about the 15th day of the month (if the 15th is not a business day, then the next business day thereafter) that they become eligible for automatic conversion provided that the Fund has records that Class C shares have been held for the requisite time period.
■
For purposes of determining the month when your Class C shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made. Your financial intermediary may choose a different day of the month to convert Class C shares. Please contact your financial intermediary for more information on calculating the holding period.
■
Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
Prospectus 2024
35

Columbia Acorn European FundSM
Choosing a Share Class (continued)
■
You’ll receive the same dollar value of Class A shares as the Class C shares that were automatically converted. Class C shares that you received from an exchange of Class C shares of another Fund will convert based on the day you bought the original shares.
■
In addition to the above automatic conversion of Class C to Class A shares policy, the Transfer Agent seeks to convert Class C shares as soon as administratively feasible, regardless of how long such shares have been owned, to Class A shares of the same Fund for Direct-at-Fund Accounts (as defined below) that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
■
No sales charge or other charges apply in connection with these automatic conversions, and the conversions are free from U.S. federal income tax.
Class C Shares — CDSC
You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
Class C Shares — Commissions
Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. A portion of this payment may be passed along to your financial advisor. The Distributor seeks to recover this payment through distribution fees of up to 0.75% and shareholder service fees of up to 0.25% it receives under the Fund's Rule 12b-1 plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.
Reductions/Waivers of Sales Charges
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.
Class A Shares Front-End Sales Charge Reductions
The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.
First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members' ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.
36
Prospectus 2024

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow (which means you will not be able to redeem Fund shares equivalent to that amount until they are released from escrow). At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.
You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.
The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.
 FUNDamentals
Your “Immediate Family” and Account Value Aggregation
For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.
Eligible Accounts
The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E or Class Inst shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund: individual or joint accounts; Roth and traditional
Prospectus 2024
37

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.
The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund.
Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.
Class A Shares Front-End Sales Charge Waivers
There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI.
In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans; and (viii) purchases of Class A shares in Direct-at-Fund Accounts (as defined below) that do not have a financial intermediary assigned to them. For a more complete description of these eligible transactions, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
38
Prospectus 2024

Columbia Acorn European FundSM
Choosing a Share Class (continued)
CDSC Waivers – Class A and Class C
You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares: in the event of the shareholder's death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund's Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); held within Direct-at-Fund Accounts that do not have a financial intermediary assigned to them; and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
Repurchases (Reinstatements)
As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.
Repurchases (Reinstatements)
Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C
Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.
To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the
Prospectus 2024
39

Columbia Acorn European FundSM
Choosing a Share Class (continued)
extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to this prospectus and Appendix S of the SAI for more information about sales charge waivers.
Distribution and Service Fees
The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.
The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:
	Distribution Fee	Service Fee	Combined Total
Class A	None	0.25%	0.25%
Class Adv	None	None	None
Class C	0.75%	0.25%	1.00%
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class S	None	None	None
The distribution and/or service fees for Class A and Class C shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.
For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more that pay a Class A up-front commission to your financial intermediary and the financial intermediary has opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares also applies to purchases of funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses.
If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
40
Prospectus 2024

Columbia Acorn European FundSM
Choosing a Share Class (continued)
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above or in larger amounts when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares of the Columbia Acorn Funds.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services vary by financial intermediary and according to distribution channel, but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Payments to financial intermediaries in excess of the amounts paid by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates.
Generally, each of the Columbia Acorn Funds compensates the Transfer Agent for payments made for Shareholder Services, for each share class except Class Inst3. Effective July 1, 2017, the Columbia Acorn Funds compensate the Transfer Agent for payments made for Shareholder Services as follows:
Financial Intermediary Distribution Channel	Fee Rate
Retirement	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Fund supermarket transaction fee (TF)	up to 0.12% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held for intermediaries or platforms charging a per account fee
Fund supermarket no-transaction fee (NTF)	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Bank	up to 0.10% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $20 per account held by intermediaries or platforms charging a per account fee
Broker-dealer	up to 0.13% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held by intermediaries or platforms charging a per account fee

With respect to Class Inst2 and Class Inst3 shares of the Fund, total annual compensation payable to the Transfer Agent may not exceed, respectively, 0.07% and 0.02% of the average daily net assets of the Class. For additional details about the application of the Columbia Acorn Funds’ fee limits, please refer to the SAI.
Prospectus 2024
41

Columbia Acorn European FundSM
Choosing a Share Class (continued)
The Transfer Agent does not pay financial intermediaries for Shareholder Services, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries with respect to Class Inst3 shares of the Columbia Acorn Funds. The Fund believes that the fee levels paid to the Transfer Agent are reasonably related to the Shareholder Services provided, but payments may vary and there can be no assurance that the Fund will be able to identify with specificity the costs or particular Shareholder Services for which compensation is paid.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and pay Shareholder Services fees.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending the Fund or a particular share class over others.
42
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares
Share Price Determination
The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share = (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3)
Prospectus 2024
43

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Transaction Rules and Policies
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.
Order Processing
Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day's NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (as defined below), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
“Good Form”
An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.
Medallion Signature Guarantees
The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.
A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion
44
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
Customer Identification Program
Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Below the Minimum Account Balance
The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:
Minimum Account Balance
Minimum Account Balance
For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all classes except those listed below	None
Class Adv, Class Inst2 and Class Inst3	None
For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Minimum Balance Fee
If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the
Prospectus 2024
45

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.
For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.
Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee
The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2 and Class Inst3 shares; shareholders holding their shares through financial intermediary networked accounts or trust networked accounts; wrap fee and omnibus accounts; accounts with active monthly Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.
Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts
The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's
46
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Exchanging Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including exchange purchase orders, involving any Fund.
For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■
negative impact on the Fund's performance;
■
potential dilution of the value of the Fund's shares;
■
interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■
losses on the sale of investments resulting from the need to sell securities at less favorable prices;
Prospectus 2024
47

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
■
increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and
■
increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution, which may be exacerbated as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
The Columbia Acorn Funds may invest in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Opening an Account and Placing Orders
We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.
The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.
Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.
Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions
48
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.
The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.
Direct-At-Fund Accounts (Accounts Held Directly with the Fund)
Fund shares can be held in a variety of ways. You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares, or you or your financial intermediary can establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts). Direct-at-Fund Accounts include accounts held at the Transfer Agent that do not or no longer have a financial intermediary assigned to them.
To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.
Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.
Written Transactions – Direct-at-Fund Accounts
If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.
Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.
Prospectus 2024
49

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
Telephone Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.
You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.
Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.
Online Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.
Wire Transactions – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.
Electronic Funds Transfer via ACH – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by electronically transferring money via Automated Clearing House (ACH) from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.
50
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
Buying Shares
Eligible Investors
Class A Shares
Class A shares are available to the general public for investment.
Class Adv Shares
Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.
Class C Shares
Class C shares are available to the general public for investment, except that Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received from Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
Class Inst Shares
Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.
Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.
Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.
Prospectus 2024
51

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
Class Inst2 Shares
Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; (iii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst2 shares within such platform and that Fund shares are held in an omnibus account; and (iv) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.
Class Inst3 Shares
Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; (vii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (viii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Class S Shares
Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
52
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
Additional Eligible Investors
In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.
Minimum Initial Investments
The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.
The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.
Minimum Initial Investments
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all classes and account types except those listed below	$2,000	$100
Individual Retirement Accounts for all classes except those listed below	$1,000	$100
Group retirement plans	None	N/A
Class Adv and Class Inst	$0, $1,000 or $2,000(b)	$100(b)
Class Inst2	None	N/A
Class Inst3	$0, $1,000, $2,000 or $1 million(c)	$100(c)
(a)
If your Class A, Class Adv, Class C, Class Inst, or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.
(b)
The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for monthly Systematic Investment Plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.
(c)
There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); and fee -based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor, may, in its discretion, determine to waive this requirement.
Additional Information about Minimum Initial Investments
The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.
Prospectus 2024
53

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a Systematic Investment Plan, your account must meet the then-current applicable minimum initial investment.
Class Inst Shares Minimum Initial Investments
There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:
■
Any health savings account sponsored by a third party platform.
■
Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.
■
Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.
■
Any Trustee (or family member) of Columbia Acorn Trust.
■
Any employee (or family member) of the Investment Manager.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:
■
Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:
■
Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
■
Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.
■
Bank trust departments that assess their clients an asset-based fee.
■
Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).
54
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
■
Certain other investors as set forth in more detail in the SAI.
Systematic Investment Plan
The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, Systematic Investment Plan purchases will be confirmed on your quarterly account statement. Columbia Government Money Market Fund Systematic Investment Plan purchases will be confirmed at the time of the purchase. If establishing a Systematic Investment Plan to reduce the initial fund minimum, the plan needs to be established monthly to avoid the small account fee.
Dividend Diversification
Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.
Other Purchase Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).
■
Once the Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.
■
You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.
■
Subject to Class eligibility, you buy Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares at NAV per share because no front-end sales charge applies to purchases of these share classes.
■
The Distributor and the Transfer Agent reserve the right to cancel your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.
■
Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.
■
Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.
■
You generally may make a purchase only into a Fund that is accepting investments.
Please also read Appendix A and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.
Selling Shares
When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
Prospectus 2024
55

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually withdraw your entire investment.
Satisfying Fund Redemption Requests
When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties. The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility. As a result, borrowings available to the Fund under the credit facility might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings in the SAI for more information about the credit facility. The Fund is also limited in the total amount it may borrow. Please see About Fund Investments – Fundamental and Non-Fundamental Investment Policies in the SAI for more information about borrowing.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives, if any). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which means that for each redeeming shareholder, the first $250,000, or 1% of the Fund's net asset value, whichever is less, will be paid in cash or cash equivalents and the remainder may be paid in kind.
While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed-upon redemption date than on an earlier date on which the investment could have been redeemed for cash.
56
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
Redemption of Newly Purchased Shares
You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
Other Redemption Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.
■
Once the Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.
■
The Distributor, in its sole discretion, reserves the right to liquidate Fund shares (of any class of the Fund) held in an omnibus account of a financial intermediary that clears Fund share transactions through a clearing intermediary or platform that charges certain maintenance fees to the Fund if the value of the omnibus account, at the Fund share class (i.e., CUSIP) level, falls below $100,000 (a CUSIP Liquidation Event). The Distributor will provide at least 90 days’ notice of a CUSIP Liquidation Event to financial intermediaries with impacted omnibus accounts. Shareholders invested in the Fund through such omnibus accounts can request through their financial intermediary a tax-free exchange to Class A shares or shareholders can consider holding their Fund shares in a Direct-at-Fund Account, provided requirements to transfer the account are fulfilled. You should discuss your options with your financial intermediary.
■
If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.
■
If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.
■
No interest will be paid on uncashed redemption checks.
■
Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■
For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund's minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.
■
Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
Exchanging Shares
You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.
You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, including from Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S.
Prospectus 2024
57

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
Treasury Index Fund or any other Columbia Fund that does not charge a front-end sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.
Systematic Exchanges
You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.
Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.
Other Exchange Rules You Should Know
■
Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).
■
Once the Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.
■
The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.
■
Shares of the purchased Fund may not be used on the same day for another exchange or sale.
■
A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account in Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of another Columbia Fund.
■
If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Columbia Fund in the future, including dividends earned on that amount, without paying a sales charge.
■
If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.
■
You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.
■
You generally may make an exchange only into a Fund that is accepting investments.
■
The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
58
Prospectus 2024

Columbia Acorn European FundSM
Buying, Selling and Exchanging Shares (continued)
■
Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.
■
Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.
■
Class Inst shares of a Fund may be exchanged for Class A or Class Inst shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Inst Shares for details.
Same-Fund Exchange Privilege
Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A. To exchange to another class of shares of the same Fund you must meet the new class’s eligibility criteria as described in this Prospectus.
Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts, except that the Transfer Agent seeks to convert Class C shares as soon as administratively feasible to Class A shares of the same Fund for Direct-at-Fund Accounts that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares. Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) when the shareholder moves from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.
Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.
Prospectus 2024
59

Columbia Acorn European FundSM
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■
It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■
A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the Fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:
Declaration and Distribution Schedule
Declarations	Semiannually
Distributions	Semiannually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.
For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.
Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as
60
Prospectus 2024

Columbia Acorn European FundSM
Distributions and Taxes (continued)
“buying a dividend.” To avoid “buying a dividend,” before you invest in a Fund, check the Fund's distribution schedule, which is available at the Columbia Funds' website, columbiathreadneedleus.com, and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.
Taxes
You should be aware of the following considerations applicable to the Fund:
■
The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.
■
Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.
■
Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include large net shareholder redemptions, portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com.
■
From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.
■
If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.
■
Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's “net investment income.”
■
Certain derivative instruments when held in the Fund's portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
■
Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the SAI.
Prospectus 2024
61

Columbia Acorn European FundSM
Distributions and Taxes (continued)
■
Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.
■
A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
■
For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the Internal Revenue Service (IRS) cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the SAI, columbiathreadneedleus.com, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.
■
The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
62
Prospectus 2024

Columbia Acorn European FundSM
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate might be higher. Class C shares were converted into Class A shares on April 15, 2024 and Class Inst2 and Class Inst3 shares were each liquidated on April 19, 2024. Because the conversion and the liquidations occurred after the Fund’s fiscal year end, financial highlights for Class C, Class Inst2 and Class Inst3 shares are included in the table below. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.
Prospectus 2024
63

Columbia Acorn European FundSM
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$20.61	0.06	5.04	5.10	(0.16)	(0.16)
Year Ended 12/31/2022	$33.33	0.06(e)	(12.78)	(12.72)	—	—
Year Ended 12/31/2021	$27.49	(0.14)	6.04	5.90	(0.06)	(0.06)
Year Ended 12/31/2020	$22.52	(0.12)	5.22	5.10	(0.13)	(0.13)
Year Ended 12/31/2019	$15.56	0.06	7.09	7.15	(0.19)	(0.19)
Advisor Class
Year Ended 12/31/2023	$20.87	0.10	5.14	5.24	(0.22)	(0.22)
Year Ended 12/31/2022	$33.68	0.11(e)	(12.92)	(12.81)	—	—
Year Ended 12/31/2021	$27.78	(0.10)	6.13	6.03	(0.13)	(0.13)
Year Ended 12/31/2020	$22.70	(0.06)	5.27	5.21	(0.13)	(0.13)
Year Ended 12/31/2019	$15.68	0.12	7.13	7.25	(0.23)	(0.23)
Class C
Year Ended 12/31/2023	$19.85	(0.10)	4.83	4.73	—	—
Year Ended 12/31/2022	$32.35	(0.10) (e)	(12.40)	(12.50)	—	—
Year Ended 12/31/2021	$26.83	(0.36)	5.88	5.52	—	—
Year Ended 12/31/2020	$22.15	(0.27)	5.08	4.81	(0.13)	(0.13)
Year Ended 12/31/2019	$15.33	(0.06)	6.93	6.87	(0.05)	(0.05)
Institutional Class
Year Ended 12/31/2023	$20.77	0.11	5.10	5.21	(0.22)	(0.22)
Year Ended 12/31/2022	$33.51	0.11(e)	(12.85)	(12.74)	—	—
Year Ended 12/31/2021	$27.64	(0.06)	6.06	6.00	(0.13)	(0.13)
Year Ended 12/31/2020	$22.59	(0.06)	5.24	5.18	(0.13)	(0.13)
Year Ended 12/31/2019	$15.60	0.12	7.10	7.22	(0.23)	(0.23)
Institutional 2 Class
Year Ended 12/31/2023	$21.04	0.13	5.16	5.29	(0.23)	(0.23)
Year Ended 12/31/2022	$33.92	0.12(e)	(13.00)	(12.88)	—	—
Year Ended 12/31/2021	$27.98	(0.12)	6.21	6.09	(0.15)	(0.15)
Year Ended 12/31/2020	$22.84	(0.05)	5.32	5.27	(0.13)	(0.13)
Year Ended 12/31/2019	$15.78	0.14	7.17	7.31	(0.25)	(0.25)

64
Prospectus 2024

Columbia Acorn European FundSM
Financial Highlights (continued)

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class A
Year Ended 12/31/2023	$25.55	24.76%	1.92% (c)	1.45% (c), (d)	0.24%	23%	$30,487
Year Ended 12/31/2022	$20.61	(38.16%)	1.80% (c), (f)	1.45% (c), (d), (f)	0.25%	31%	$28,892
Year Ended 12/31/2021	$33.33	21.47%	1.63% (c)	1.44% (c), (d)	(0.45%)	21%	$66,374
Year Ended 12/31/2020	$27.49	22.80%	1.86% (c)	1.45% (c)	(0.54%)	45%	$42,059
Year Ended 12/31/2019	$22.52	45.96%	1.88%	1.44%	0.33%	30%	$33,361
Advisor Class
Year Ended 12/31/2023	$25.89	25.11%	1.67% (c)	1.20% (c), (d)	0.44%	23%	$1,857
Year Ended 12/31/2022	$20.87	(38.03%)	1.55% (c), (f)	1.20% (c), (d), (f)	0.47%	31%	$1,161
Year Ended 12/31/2021	$33.68	21.75%	1.37% (c)	1.19% (c), (d)	(0.32%)	21%	$3,083
Year Ended 12/31/2020	$27.78	23.10%	1.61% (c)	1.20% (c)	(0.29%)	45%	$1,781
Year Ended 12/31/2019	$22.70	46.30%	1.63%	1.19%	0.60%	30%	$1,906
Class C
Year Ended 12/31/2023	$24.58	23.83%	2.67% (c)	2.20% (c), (d)	(0.46%)	23%	$1,787
Year Ended 12/31/2022	$19.85	(38.64%)	2.54% (c), (f)	2.20% (c), (d), (f)	(0.47%)	31%	$2,372
Year Ended 12/31/2021	$32.35	20.57%	2.39% (c)	2.19% (c), (d)	(1.20%)	21%	$7,078
Year Ended 12/31/2020	$26.83	21.87%	2.61% (c)	2.20% (c)	(1.27%)	45%	$5,705
Year Ended 12/31/2019	$22.15	44.79%	2.64%	2.19%	(0.30%)	30%	$6,186
Institutional Class
Year Ended 12/31/2023	$25.76	25.09%	1.67% (c)	1.20% (c), (d)	0.47%	23%	$23,802
Year Ended 12/31/2022	$20.77	(38.02%)	1.54% (c), (f)	1.20% (c), (d), (f)	0.46%	31%	$38,307
Year Ended 12/31/2021	$33.51	21.76%	1.38% (c)	1.19% (c), (d)	(0.21%)	21%	$111,462
Year Ended 12/31/2020	$27.64	23.08%	1.61% (c)	1.20% (c)	(0.29%)	45%	$55,171
Year Ended 12/31/2019	$22.59	46.35%	1.63%	1.19%	0.64%	30%	$49,616
Institutional 2 Class
Year Ended 12/31/2023	$26.10	25.17%	1.61% (c)	1.14% (c)	0.55%	23%	$2,661
Year Ended 12/31/2022	$21.04	(37.97%)	1.40% (c), (f)	1.14% (c), (f)	0.48%	31%	$2,863
Year Ended 12/31/2021	$33.92	21.80%	1.32% (c)	1.14% (c)	(0.38%)	21%	$25,882
Year Ended 12/31/2020	$27.98	23.23%	1.58% (c)	1.14% (c)	(0.24%)	45%	$3,855
Year Ended 12/31/2019	$22.84	46.33%	1.60%	1.13%	0.73%	30%	$2,175

Prospectus 2024
65

Columbia Acorn European FundSM
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2023	$20.71	0.13	5.09	5.22	(0.24)	(0.24)
Year Ended 12/31/2022	$33.38	0.13(e)	(12.80)	(12.67)	—	—
Year Ended 12/31/2021	$27.54	(0.05)	6.05	6.00	(0.16)	(0.16)
Year Ended 12/31/2020	$22.48	(0.02)	5.21	5.19	(0.13)	(0.13)
Year Ended 12/31/2019	$15.53	0.14	7.06	7.20	(0.25)	(0.25)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.01 per share.
(f)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.

66
Prospectus 2024

Columbia Acorn European FundSM
Financial Highlights (continued)

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Institutional 3 Class
Year Ended 12/31/2023	$25.69	25.21%	1.57% (c)	1.11% (c)	0.56%	23%	$49
Year Ended 12/31/2022	$20.71	(37.96%)	1.47% (c), (f)	1.11% (c), (f)	0.56%	31%	$41
Year Ended 12/31/2021	$33.38	21.83%	1.32% (c)	1.10% (c)	(0.15%)	21%	$60
Year Ended 12/31/2020	$27.54	23.24%	1.52% (c)	1.10% (c)	(0.08%)	45%	$69
Year Ended 12/31/2019	$22.48	46.42%	1.54%	1.09%	0.74%	30%	$19

Prospectus 2024
67

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges
As noted in the Choosing a Share Class section of the prospectus, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts and does not apply in any case to non-omnibus positions wherever held. These reductions and/or waivers may apply to purchases, sales, and exchanges of Fund shares. A shareholder transacting in Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.
The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Funds, the Investment Manager and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.
 Ameriprise Financial Services, LLC (Ameriprise Financial Services)
The following information has been provided by Ameriprise Financial Services:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:
Shareholders purchasing Fund shares through an Ameriprise Financial Services brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia Fund family).
■
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Fund’s Class C Shares – Conversion to Class A Shares policy (stated outside this Appendix A) provides for a waiver with respect to exchanges of Class C shares or the conversion of Class C shares following a shorter holding period, that waiver will apply.
■
Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
Shares purchased from the proceeds of redemptions from another fund in the Columbia Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
A-1
Prospectus 2024

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Robert W. Baird & Co. Incorporated (Baird)
The following information has been provided by Baird:
Effective June 30, 2020, shareholders purchasing Columbia Fund shares through a Baird platform or account that maintains an omnibus position with the Fund will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Baird will not apply to non-omnibus positions.
Front-End Sales Charge Waivers on Class A Shares Available at Baird:
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Columbia Fund.
■
Share purchases by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
■
Shares purchased with the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Columbia Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and Class C Shares Available at Baird:
■
Shares sold due to death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased due to returns of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
■
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
■
Breakpoints as described in this prospectus.
■
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Baird. Eligible Columbia Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Columbia Funds through Baird, over a 13-month period of time.
Prospectus 2024
A-2

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Edward D. Jones & Co., L.P. (Edward Jones)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in Columbia Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing Columbia Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or the Fund’s SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds and Future Scholars Program, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this prospectus.
Rights of Accumulation (ROA)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Columbia Funds and Future Scholars Program held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
A-3
Prospectus 2024

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made from a share class that charges a front-end load and one of the following:
■
The redemption and repurchase occur in the same account.
■
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
■
Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder.
■
Systematic withdrawals with up to 10% per year of the account value.
■
Return of excess contributions from an Individual Retirement Account (IRA).
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■
Shares exchanged in an Edward Jones fee-based program.
■
Shares acquired through NAV reinstatement.
■
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■
Initial purchase minimum: $250
■
Subsequent purchase minimum: none
Prospectus 2024
A-4

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Minimum Balances
■
Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform.
■
A 529 account held on an Edward Jones platform.
■
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
■
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in the Fund to Class A shares.
 Janney Montgomery Scott LLC (Janney)
The following information has been provided by Janney:
Effective May 1, 2020, if you purchase Columbia Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Janney does not apply to non-omnibus positions.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares acquired through a right of reinstatement.
■
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■
Shares acquired through a right of reinstatement.
■
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■
Breakpoints as described in this prospectus.
A-5
Prospectus 2024

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge”.
 J.P. Morgan Securities LLC
The following information has been provided by J.P. Morgan Securities LLC:
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
■
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
■
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
■
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
■
Shares purchased through rights of reinstatement.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia fund family).
■
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
■
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
■
Breakpoints as described in this prospectus.
Prospectus 2024
A-6

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of Columbia fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Columbia fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
■
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Columbia fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
 Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares purchased through a Merrill investment advisory program.
■
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
■
Shares purchased through the Merrill Edge Self-Directed platform.
■
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
■
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).
■
Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees).
■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days
A-7
Prospectus 2024

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (CDSC) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
■
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
■
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
■
Shares sold due to return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
■
Front-end or level-load shares held in commission-based, non-taxable requirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in accounts in their Merrill Household.
■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
 Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)
The following information has been provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Columbia Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management Effective July 1, 2018:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
■
Shares purchased through a Morgan Stanley self-directed brokerage account.
■
Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.
Prospectus 2024
A-8

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
 Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
The following information has been provided by Raymond James:
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Columbia Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Columbia Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James:
Effective March 1, 2019, shareholders purchasing Columbia Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James:
■
Shares purchased in an investment advisory program.
■
Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James:
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.
A-9
Prospectus 2024

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:
■
Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
 Stifel, Nicolaus & Company, Incorporated (Stifel) and its broker dealer affiliates
The following information has been provided by Stifel:
Effective January 2, 2024, shareholders purchasing or holding Columbia Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
■
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Columbia Funds held by accounts within the purchaser’s household at Stifel. Eligible Columbia Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
■
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
■
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
■
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Columbia Funds.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
Prospectus 2024
A-10

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares from rollovers into Stifel from retirement plans to IRAs.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Purchases of Class 529-A shares through a rollover from another 529 plan.
■
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
■
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
■
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares acquired through a right of reinstatement.
■
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
■
Shares exchanged or sold in a Stifel fee-based program.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Share Class Conversions in Advisory Accounts
■
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
 U.S. Bancorp Investments, Inc. (USBI)
The following information has been provided by USBI:
Effective September of 2021, shareholders purchasing Columbia Fund shares through a USBI platform or who own shares for which USBI is the broker-dealer, where the shares are held in an omnibus account, will only be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
All other sales charge waivers and reduction described elsewhere in this prospectus or the Fund’s SAI still apply.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
 Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries
Shareholders purchasing Columbia Fund shares through a platform or account of RBC Capital Markets, LLC are eligible for the following sales charge waiver:
A-11
Prospectus 2024

Columbia Acorn European FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Class A Shares Front-End Sales Charge Waiver Available at RBC Capital Markets, LLC:
■
For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Prospectus 2024
A-12

Columbia Acorn European FundSM
P.O. Box 219104
Kansas City, MO 64121-9104

Columbia Acorn Family of Funds
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail: Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Shareholder Communications with the Board
The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.
Obtaining Additional Information from the SEC
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Acorn Trust, of which the Fund is a series, is 811-01829.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO109_12_P01_(05/24)

Prospectus
May 1, 2024

Columbia Acorn Family of Funds
Managed by Columbia Wanger Asset Management, LLC

Columbia
  Acorn® Fund

Class	Ticker Symbol
A	LACAX
Advisor (Class Adv)	CEARX
C	LIACX
Institutional (Class Inst)	ACRNX
Class	Ticker Symbol
Institutional 2 (Class Inst2)	CRBRX
Institutional 3 (Class Inst3)	CRBYX
S (a)	—
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
(a)
Class S shares are not currently available for purchase.

2

Columbia Acorn® Fund
Summary of the Fund
Investment Objective
Columbia Acorn® Fund (the Fund) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 23 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes Adv, Inst, Inst2, Inst3, and S
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	1.00%(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class S
Management fees	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(c)	0.21%	0.21%	0.21%	0.21%	0.18%	0.14%	0.21%
Total annual Fund operating expenses(d)	1.15%	0.90%	1.90%	0.90%	0.87%	0.83%	0.90%
Less: Fee waivers and/or expense reimbursements(e)	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.08%)	(0.07%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.08%	0.83%	1.83%	0.83%	0.80%	0.75%	0.83%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)
Other expenses for Class S shares are based on estimated amounts for the Fund’s current fiscal year.
(d)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(e)
Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.08% for Class A shares, 0.83% for Class Adv shares, 1.83% for Class C shares, 0.83% for Class Inst shares, 0.80% for Class Inst2 shares, 0.75% for Class Inst3 shares and 0.83% for Class S shares. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.
Prospectus 2024
3

Columbia Acorn® Fund
Summary of the Fund (continued)
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Class C shares’ 10-year cost examples below reflect the Class C shares' 8-year conversion policy.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$679	$913	$1,165	$1,886
Class Adv (whether or not shares are redeemed)	$85	$280	$492	$1,101
Class C (assuming redemption of all shares at the end of the period)	$286	$590	$1,020	$2,021
Class C (assuming no redemption of shares)	$186	$590	$1,020	$2,021
Class Inst (whether or not shares are redeemed)	$85	$280	$492	$1,101
Class Inst2 (whether or not shares are redeemed)	$82	$271	$475	$1,066
Class Inst3 (whether or not shares are redeemed)	$77	$257	$453	$1,018
Class S (whether or not shares are redeemed)	$85	$280	$492	$1,101
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the Russell 2500 Growth Index, the Fund's benchmark, (the Index) at the time of purchase (between $16.6 million and $59.1 billion as of March 31, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed
4
Prospectus 2024

Columbia Acorn® Fund
Summary of the Fund (continued)
markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the consumer discretionary, health care, industrials, and information technology sectors.
The Investment Manager typically seeks companies with:
■
A strong business franchise that offers growth potential.
■
Products and services in which the company has a competitive advantage.
■
A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-cap companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Prospectus 2024
5

Columbia Acorn® Fund
Summary of the Fund (continued)
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors, including the consumer discretionary, health care, industrials, and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
■
Consumer Discretionary Sector. The Fund is vulnerable to the particular risks that may affect companies in the consumer discretionary sector. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.
■
Health Care Sector. The Fund is vulnerable to the particular risks that may affect companies in the health care sector. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
■
Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Liquidity and Trading Volume Risk. Because the Fund may invest a percentage of its assets in foreign securities, including in emerging markets, it may be subject to the liquidity and trading volume risks associated with international investing, including in emerging markets. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses and may affect the value of your investment in the Fund. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in share prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.
6
Prospectus 2024

Columbia Acorn® Fund
Summary of the Fund (continued)
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of foreign sub-custodians. Some countries have limited governmental oversight and regulation, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. In certain non-U.S. markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class S shares of the Fund had not commenced operations as of the date of this prospectus and has no performance information to report. The bar chart shows how the Fund’s Class Inst share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of the Russell 2500 Growth Index.
Any share class, such as Class S shares, without performance to report, would have annual returns substantially similar to Class Inst shares. Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
Prospectus 2024
7

Columbia Acorn® Fund
Summary of the Fund (continued)
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Inst shares and will vary for other share classes.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	28.34%
	Worst	2nd Quarter 2022	-23.57%
*
Year to Date return as of March 31, 2024: 9.61%
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	06/10/1970
returns before taxes		21.85%	7.60%	6.50%
returns after taxes on distributions		21.85%	4.93%	2.15%
returns after taxes on distributions and sale of Fund shares		12.94%	6.01%	4.27%
Class A returns before taxes	10/16/2000	14.53%	6.05%	5.60%
Class Adv returns before taxes	11/08/2012	21.89%	7.59%	6.48%
Class C returns before taxes	10/16/2000	19.67%	6.50%	5.44%
Class Inst2 returns before taxes	11/08/2012	21.94%	7.62%	6.53%
Class Inst3 returns before taxes	11/08/2012	21.95%	7.68%	6.59%
Russell 2500 Growth Index (reflects no deductions for fees, expenses or taxes)		18.93%	11.43%	8.78%

Fund Management
Investment Manager: Columbia Wanger Asset Management, LLC
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Erika K. Maschmeyer, CFA	Head of Domestic Equity and Director of Domestic Research, Portfolio Manager and Analyst at the Investment Manager	Portfolio Manager or Lead Portfolio Manager since 2019	2016
8
Prospectus 2024

Columbia Acorn® Fund
Summary of the Fund (continued)
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o SS&C GIDS, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Classes A & C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Investment Manager, the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. (Ameriprise Financial) and/or its affiliates. Ask your financial advisor or visit your financial intermediary's website for more information.
Prospectus 2024
9

Columbia Acorn® Fund
More Information About the Fund
Investment Objective
Columbia Acorn® Fund (the Fund) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval. There is no assurance the Fund’s objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the Russell 2500 Growth Index, the Fund's benchmark, (the Index) at the time of purchase (between $16.6 million and $59.1 billion as of March 31, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil). The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the consumer discretionary, health care, industrials, and information technology sectors.
The Investment Manager typically seeks companies with:
■
A strong business franchise that offers growth potential.
■
Products and services in which the company has a competitive advantage.
■
A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the Investment Manager to select investments and to make investment decisions that will achieve the Fund’s investment objective. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more
10
Prospectus 2024

Columbia Acorn® Fund
More Information About the Fund (continued)
limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors, including the consumer discretionary, health care, industrials, and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
■
Consumer Discretionary Sector. The Fund is vulnerable to the particular risks that may affect companies in the consumer discretionary sector. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate
Prospectus 2024
11

Columbia Acorn® Fund
More Information About the Fund (continued)
changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.
■
Health Care Sector. The Fund is vulnerable to the particular risks that may affect companies in the health care sector. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
■
Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Liquidity and Trading Volume Risk. Because the Fund may invest a percentage of its assets in foreign securities, including in emerging markets, it may be subject to the liquidity and trading volume risks associated with international investing, including in emerging markets. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses and may affect the value of your investment in the Fund. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Manager will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell these securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in share prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.
12
Prospectus 2024

Columbia Acorn® Fund
More Information About the Fund (continued)
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (foreign sub-custodians), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to
Prospectus 2024
13

Columbia Acorn® Fund
More Information About the Fund (continued)
several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund. For information about risks associated with changing levels of Fund distributions, see the Fund’s SAI.
Changing the Fund’s Investment Objective and Policies
The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the SAI.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. The Fund expects to enter into such transactions primarily in the form of stock index futures in order to obtain exposure to the overall sector of the market represented by a particular stock index or to invest the Fund’s uninvested cash balances in a manner that the Investment Manager believes aligns more closely with the
14
Prospectus 2024

Columbia Acorn® Fund
More Information About the Fund (continued)
Fund’s investment strategy than simply holding short-term fixed income investments or cash equivalents (known as cash equitization). Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies typically expose the Fund to gains and losses in excess of the amount actually invested in the derivative. This characteristic of a derivative (known as "leverage") may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual (including distressed) market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Fund Investing
The Investment Manager and its affiliate, Columbia Management Investment Advisers, LLC (Columbia Management), serve as investment advisers to mutual funds and ETFs using the Columbia brand (Columbia Funds), including mutual funds that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager and Columbia Management seek to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of the Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or Columbia Management may seek to minimize the impact of these
Prospectus 2024
15

Columbia Acorn® Fund
More Information About the Fund (continued)
transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, the Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or Columbia Management also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash, including cash collateral received in connection with its securities lending program, in shares of money market funds, including funds advised by affiliates of the Investment Manager. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Lending of Portfolio Securities
The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, the borrower does not return a loaned security and the proceeds from sale of the collateral are not sufficient to replace the borrowed security. The Fund invests collateral in a government money market fund.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. These investment positions may include, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as the Investment Manager deems necessary. During these times, the Investment Manager may make frequent portfolio changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, columbiathreadneedleus.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or publicly available Form N-PORT (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.
16
Prospectus 2024

Columbia Acorn® Fund
More Information About the Fund (continued)
The Fund considers changes in its portfolio holdings to be confidential information. Consequently, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed. The Fund’s complete portfolio holdings are disclosed approximately 30 to 40 days after each month-end. The top 15 holdings may be available sooner, approximately 15 calendar days after each month-end. Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.
Cybersecurity
The Fund, like all companies, may be susceptible to operational and information security risks, including the risk of cyber attacks or failures. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. See the discussion of Cybersecurity Breaches and Technology and Related Systems Failure Risk in the SAI for further information.
Use of Benchmarks
Benchmarks are indices that provide some comparative guidance in assessing the Fund’s performance. The Investment Manager selects the benchmark(s) it believes provide meaningful comparisons for the Fund. However, there may be different or additional indices that more closely reflect the market sectors in which the Fund invests. The Fund’s benchmark(s) may change from time to time. The benchmark included in this prospectus is intended only as a guidepost for your assessment of the Fund’s performance.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund's holdings may diverge significantly from those of the benchmarks selected by the Investment Manager. In addition, the Fund may invest in securities outside the industry and geographic sectors represented in its benchmarks. The Fund's weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of its benchmarks.
eDelivery and Mailings to Households
In order to reduce shareholder expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at columbiathreadneedleus.com/investor/.
Additional Information on Portfolio Turnover
A mutual fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes. Also, a high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. See the Financial Highlights section of this prospectus for the Fund's portfolio turnover rates for the past five years.
Prospectus 2024
17

Columbia Acorn® Fund
More Information About the Fund (continued)
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class. Please see Fee Waiver/Expense Reimbursement Arrangements below for information about commitments made by the Investment Manager and/or its affiliates during the performance period covered by this prospectus.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These expenses include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements
The Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of:
Columbia Acorn Fund
Class A	1.08%
Class Adv	0.83%
Class C	1.83%
Class Inst	0.83%
18
Prospectus 2024

Columbia Acorn® Fund
More Information About the Fund (continued)
Columbia Acorn Fund
Class Inst2	0.80%
Class Inst3	0.75%
Class S	0.83%
This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or its affiliates that were in place during the performance period shown in the Performance Information section of this prospectus. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Board of Trustees
The Fund is governed by the Board. More than 75% of the Fund's Trustees are independent (Independent Trustees), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund's officers to establish the Fund's policies and oversee its activities. Among the Trustees' responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees.
Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust (the Trust). The Trust's Bylaws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn family of funds (Columbia Acorn Funds). The mailing address for the Trustees and officers is 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606.
For more detailed information about the Board, please refer to the SAI.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various parties, including, among others, the Investment Manager, the Distributor, the Transfer Agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, which also serves as the Fund's administrator (the Administrator), Columbia Management, which serves as the Fund's sub-administrator pursuant to an agreement with the Investment Manager (the Sub-Administrator), the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
Prospectus 2024
19

Columbia Acorn® Fund
More Information About the Fund (continued)
The Investment Manager
Columbia Wanger Asset Management, LLC is located at 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606. As of March 31, 2024, the Investment Manager had assets under management of approximately $6.5 billion. The Investment Manager is a registered investment adviser and wholly-owned subsidiary of Columbia Management, which is a wholly-owned subsidiary of Ameriprise Financial. In addition to serving as an investment adviser to mutual funds, the Investment Manager acts as an investment manager for other private funds and institutional accounts.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.
The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to the Investment Manager by the Fund amounted to 0.69% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2023.
The Investment Manager and its investment advisory affiliates, including Columbia Management and Threadneedle International Limited (Threadneedle) (Participating Affiliates), around the world may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management and proxy voting) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Fund and other accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Fund's compliance policies and procedures, provide services to the Fund.
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Erika K. Maschmeyer, CFA	Head of Domestic Equity and Director of Domestic Research, Portfolio Manager and Analyst at the Investment Manager	Portfolio Manager or Lead Portfolio Manager since 2019	2016
Ms. Maschmeyer has been associated with the Investment Manager as an investment professional since 2016. Ms. Maschmeyer heads the Investment Manager's U.S. equity research efforts and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Ms. Maschmeyer was a research analyst at an investment advisory firm where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.
20
Prospectus 2024

Columbia Acorn® Fund
More Information About the Fund (continued)
The Administrator
Columbia Wanger Asset Management, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform many of these services (including fund accounting), and pays a fee for the services of the Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:
Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee for each open account and compensates the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held. In addition, subject to certain limitations, the Fund compensates the Transfer Agent for payments made to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and the type of shareholder services provided. The Transfer Agent is contractually obligated to oversee such intermediaries for the purpose of reasonably assuring their compliance with applicable law and the terms of their agreements to provide the shareholder services. For more information about Shareholder Services fees, see Choosing a Share Class — Financial Intermediary Compensation.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
This section describes certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates. Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including: insurance, broker-dealer (sales and trading), asset management and financial services. As a consequence of these activities, Ameriprise Financial or its affiliates may have interests arising from their other business lines that conflict with the interests of the Fund. These activities may also, from time to time, place certain investment constraints on the management of the Fund that might not otherwise arise.
Prospectus 2024
21

Columbia Acorn® Fund
More Information About the Fund (continued)
As described in More Information About the Fund - Primary Service Provider Contracts, the Investment Manager, Administrator, Sub-Administrator, Distributor and Transfer Agent are all affiliates of Ameriprise Financial. In addition to the services that they provide to the Fund, they also provide substantially similar services (for which they are compensated) to other clients and customers, including the Columbia Funds. Ameriprise Financial and its other affiliates may also provide services (for which they are compensated) to the Fund, other Columbia Funds or other clients and customers.
Examples of activities that could lead to conflicts of interest and/or impose limitations that could affect the Fund include the following:
■
the Investment Manager and other Ameriprise Financial affiliates may receive compensation and other benefits related to the management/administration of the Fund and the other Columbia Funds and the sale of their shares;
■
there may be competition for limited investment opportunities that must be allocated among the Fund, the other Columbia Funds and other clients and customers of the Investment Manager (which can include affiliates of the Investment Manager) that may have the same or similar investment objectives as the Fund;
■
management of the Fund may diverge from other Columbia Funds or other clients and customers of the Investment Manager or Ameriprise Financial affiliates, for example, advice given to the Fund may differ from, or conflict with, advice given to other funds or accounts;
■
there may be regulatory or investment restrictions imposed on the investment activities of the Investment Manager arising from the activities or holdings of other Columbia Funds or other clients or customers of the Investment Manager or Ameriprise Financial and its affiliates, for example, caps on the aggregate amount of certain types of investments or in holdings of particular portfolio companies that may be made by affiliated entities, including the Fund;
■
Ameriprise Financial or its affiliates may have potentially conflicting relationships with companies and other entities in which the Fund invests; and
■
there may be regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, for example, if an affiliated entity were in possession of non-public information, the Investment Manager might be prohibited by law from using that information in connection with the management of the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and Affiliates – Certain Conflicts of Interest section of the SAI. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
22
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class
The Funds
The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.
Funds Contact Information
Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o SS&C GIDS, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.
*
The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.
Omnibus Accounts
The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.
Retirement Plans and Omnibus Retirement Plans
The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.
Networked Accounts
Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.
Summary of Share Class Features
Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as
Prospectus 2024
23

Columbia Acorn® Fund
Choosing a Share Class (continued)
defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things:
■
The amount you plan to invest.
■
How long you intend to remain invested in the Fund.
■
The fees (e.g., sales charge or “load”) and expenses for each share class.
■
Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.
 FUNDamentals
Front-End Sales Charge Calculation
The front-end sales charge is calculated as a percentage of the offering price.
■
The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.
■
The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.
The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
 FUNDamentals
Contingent Deferred Sales Charge
A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.
Share Class Features
The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares.
Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus, as it may be supplemented from time to time, and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new and/or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.
24
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class (continued)
The sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts (as described below))	5.75% maximum, declining to 0.00% on investments of $1 million or more
CDSC on certain
investments of
between $1 million
and $50 million
redeemed within
18 months after
purchase charged
as follows:
• 1.00% CDSC if
redeemed within
12 months after
purchase and
• 0.50% CDSC if
redeemed more
than 12, but less
than 18, months
after purchase

Reductions: yes, see Choosing
a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Reductions
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Waivers, as well as Choosing
a Share Class — CDSC
Waivers – Class A and Class C
Financial intermediary-specific
waivers are also available, see
Appendix A
Service Fee: 0.25%
Class Adv
Eligibility: Available only to (i)
omnibus retirement plans, including
self-directed brokerage accounts
within omnibus retirement plans that
clear through institutional no
transaction fee (NTF) platforms;
retirement plans; (ii) trust companies
or similar institutions; (iii) broker-
dealers, banks, trust companies and
similar institutions that clear Fund
share transactions for their client or
customer investment advisory or
similar accounts through designated
financial intermediaries and their
mutual fund trading platforms that
have been granted specific written
authorization from the Transfer Agent
with respect to Class Adv eligibility
apart from selling, servicing or
similar agreements; (iv) 501(c)(3)
charitable organizations; (v) 529
plans; (vi) health savings accounts;
(vii) investors participating in a fee-
based advisory program sponsored
by a financial intermediary or other
entity that is not compensated by the
Fund for those services, other than
payments for shareholder servicing
or sub-accounting performed in place
		None	None	N/A	None
Prospectus 2024
25

Columbia Acorn® Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

of the Transfer Agent; and (viii)
commissionable brokerage platforms
where the financial intermediary,
acting as broker on behalf of its
customer, charges the customer a
commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Adv shares
within such platform.
Minimum Initial Investment: None,
except in the case of (viii) above,
which is $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts)

Class C
Eligibility: Available to the general
public for investment
Minimum Initial Investment: $2,000
($1,000 for IRAs; $100 for monthly
Systematic Investment Plan
accounts)
Conversion Feature: Yes. Effective
April 1, 2021, Class C shares
generally automatically convert to
Class A shares of the same Fund in
the month of or the month following
the 8-year anniversary of the Class C
shares purchase date. Prior to April
1, 2021, Class C shares generally
automatically converted to Class A
shares of the same Fund in the
month of or the month following the
10-year anniversary of the Class C
shares purchase date.(a)
		None	1.00% on certain investments redeemed within one year of purchase
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
CDSC Waivers – Class A and
Class C
Financial intermediary-specific
CDSC waivers are also
available, see Appendix A
Distribution Fee: 0.75% Service Fee: 0.25%
Class Inst
Eligibility: Available only to certain
eligible investors, which are subject
to different minimum investment
requirements, ranging from $0 to
$2,000, including investors who
purchase Fund shares through
commissionable brokerage platforms
where the financial intermediary
holds the shares in an omnibus
account and, acting as broker on
behalf of its customer, charges the
customer a commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst shares
within such platform; closed to (i)
accounts of financial intermediaries
that clear Fund share transactions for
their client or customer accounts
through designated financial
intermediaries and their mutual fund
		None	None	N/A	None
26
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

trading platforms that have been
given specific written notice from the
Transfer Agent of the termination of
their eligibility for new purchases of
Class Inst shares and (ii) omnibus
group retirement plans, subject to
certain exceptions(d)
Minimum Initial Investment: See
Eligibility above

Class Inst2
Eligibility: Available only to (i) certain
registered investment advisers and
family offices that clear Fund share
transactions for their client or
customer accounts through
designated financial intermediaries
and their mutual fund trading
platforms that have been granted
specific written authorization from
the Transfer Agent with respect to
Class Inst2 eligibility apart from
selling, servicing or similar
agreements; (ii) omnibus retirement
plans(d); (iii) health savings accounts,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst2
shares within such platform and that
Fund shares are held in an omnibus
account; and (iv) institutional
investors that are clients of the
Columbia Threadneedle Global
Institutional Distribution Team that
invest in Class Inst2 shares for their
own account through platforms
approved by the Distributor or an
affiliate thereof to offer and/or
service Class Inst2 shares within
such platform.
Minimum Initial Investment: None
		None	None	N/A	None
Class Inst3
Eligibility: Available to: (i) group
retirement plans that maintain plan-
level or omnibus accounts with the
Fund(d); (ii) institutional investors that
are clients of the Columbia
Threadneedle Global Institutional
Distribution Team that invest in
Class Inst3 shares for their own
account through platforms approved
by the Distributor or an affiliate
thereof to offer and/or service
Class Inst3 shares within such
platform; (iii) collective trust funds;
(iv) affiliated or unaffiliated mutual
funds (e.g., funds operating as funds-
of-funds);
(v) fee-based platforms of financial
intermediaries (or the clearing
intermediary they trade through) that
have an agreement with the
		None	None	N/A	None
Prospectus 2024
27

Columbia Acorn® Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

Distributor or an affiliate thereof that
specifically authorizes the financial
intermediary to offer and/or service
Class Inst3 shares within such
platform, provided also that Fund
shares are held in an omnibus
account; (vi) commissionable
brokerage platforms where the
financial intermediary, acting as
broker on behalf of its customer,
charges the customer a commission
for effecting transactions in Fund
shares, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; (vii) health savings
accounts, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; and (viii) bank trust
departments, subject to an
agreement with the Distributor that
specifically authorizes offering
Class Inst3 shares and provided that
Fund shares are held in an omnibus
account. In each case above where
noted that Fund shares are required
to be held in an omnibus account,
the Distributor, may, in its discretion,
determine to waive this requirement.
Minimum Initial Investment: No
minimum for the eligible investors
described in (i), (iii), (iv) and (v)
above; $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts) for the
eligible investors described in (vi)
above; and $1 million for all other
eligible investors, unless waived in
the discretion of the Distributor

Class S
Effective on or about October 1,
2024, Class S shares are available
(i) to be held, but not purchased, by
accounts of financial intermediaries
that, with specific written permission
from the Transfer Agent, have
instructed the Fund to exchange
Class Inst shares for Class S shares;
and (ii) to be held and purchased by
omnibus group retirement plans that
(A) opened and, subject to
exceptions, funded a Class Inst
share account as of the close of
business on March 28, 2013 and
have continuously held Class Inst
		None	None	N/A	None
28
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

shares in such account through at
least September 30, 2024 and (B)
received specific written permission
from the Transfer Agent to exchange
Class Inst shares for Class S shares.
Only omnibus retirement plans
referenced in (ii) above may purchase
Class S shares, open new Class S
accounts, or add new plan
participants to a Class S shares
omnibus retirement plan account.
Otherwise, Class S shares are not
available for purchase (other than
through the reinvestment of
distributions on Class S shares).(d)
Minimum Initial Investment: See
Eligibility above

(a)
For more information on the conversion of Class C shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions — Class C Shares —Conversion to Class A Shares.
(b)
For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)
These are the maximum applicable distribution and/or service fees under the Fund’s Rule 12b-1 plan. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.
(d)
These share classes are closed to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:
• Class Inst Shares: Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Inst account as of close of business on March 28, 2013, and have continuously held Class Inst shares in such account after such date, may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Inst accounts. Accounts of financial intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms are not permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions).
• Class Inst2 Shares. Shareholders with Class Inst2 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst2 shares may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts and add new shareholders in the program.
• Class Inst3 Shares: Shareholders with Class Inst3 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst3 shares may not establish new accounts for such share class but may continue to make additional purchases of Class Inst3 shares in existing accounts.
• Class S Shares. Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
Prospectus 2024
29

Columbia Acorn® Fund
Choosing a Share Class (continued)
Sales Charges and Commissions
Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees. You may be required to pay brokerage commissions and other fees to financial intermediaries when transacting in any class of Fund shares, including those that do not assess any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. Such brokerage commissions and other fees are set by the financial intermediary.
As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C shares of the Fund, if available. Over time, Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares. Although the full amount of your purchase price of Class C shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C shares. In this regard, Class C shares held in Direct-at-Fund Accounts automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and the conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares. Class Adv, Class Inst, Class Inst2, Class Inst3 and Class S shares of the Fund do not have distribution and/or service fees.
Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.
Class A Shares — Front-End Sales Charge
Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges and Appendix A.
The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge.
30
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class (continued)
The front-end sales charge you will pay on Class A shares:
■
depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and
■
is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).
The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.
Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0–$49,999	5.75%	6.10%	5.00%
	$50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)
Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)
For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.
Class A Shares — CDSC
In some cases, you'll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.
■
If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.
■
Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.
Class A Shares — Commissions
The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares — Front-End Sales Charge above.
The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration
Prospectus 2024
31

Columbia Acorn® Fund
Choosing a Share Class (continued)
Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):
Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level* (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%
*
The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.
Class C Shares — Front-End Sales Charge
You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.
Class C Shares — Conversion to Class A Shares
Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted (pursuant to the financial intermediary’s Class C conversion policy, including those disclosed in Appendix A, which may differ from the Fund’s policy described here) provided that the intermediary is able to track individual shareholders’ holding periods. It is the financial intermediary's (and not the Fund's) responsibility to keep records and to ensure that the shareholder holding period is calculated properly. Not all financial intermediaries are able to track individual shareholders' holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary's platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares.
The following rules apply to the automatic conversion of Class C shares to Class A shares:
■
Class C share accounts that are Direct-at-Fund Accounts and Networked Accounts for which the Transfer Agent (and not your financial intermediary) sends you Fund account transaction confirmations and statements, convert on or about the 15th day of the month (if the 15th is not a business day, then the next business day thereafter) that they become eligible for automatic conversion provided that the Fund has records that Class C shares have been held for the requisite time period.
■
For purposes of determining the month when your Class C shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made. Your financial intermediary may choose a different day of the month to convert Class C shares. Please contact your financial intermediary for more information on calculating the holding period.
■
Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
32
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class (continued)
■
You’ll receive the same dollar value of Class A shares as the Class C shares that were automatically converted. Class C shares that you received from an exchange of Class C shares of another Fund will convert based on the day you bought the original shares.
■
In addition to the above automatic conversion of Class C to Class A shares policy, the Transfer Agent seeks to convert Class C shares as soon as administratively feasible, regardless of how long such shares have been owned, to Class A shares of the same Fund for Direct-at-Fund Accounts (as defined below) that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
■
No sales charge or other charges apply in connection with these automatic conversions, and the conversions are free from U.S. federal income tax.
Class C Shares — CDSC
You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
Class C Shares — Commissions
Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. A portion of this payment may be passed along to your financial advisor. The Distributor seeks to recover this payment through distribution fees of up to 0.75% and shareholder service fees of up to 0.25% it receives under the Fund's Rule 12b-1 plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.
Reductions/Waivers of Sales Charges
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.
Class A Shares Front-End Sales Charge Reductions
The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.
First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members' ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.
Prospectus 2024
33

Columbia Acorn® Fund
Choosing a Share Class (continued)
Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow (which means you will not be able to redeem Fund shares equivalent to that amount until they are released from escrow). At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.
You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.
The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.
 FUNDamentals
Your “Immediate Family” and Account Value Aggregation
For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.
Eligible Accounts
The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E or Class Inst shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund: individual or joint accounts; Roth and traditional
34
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class (continued)
Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.
The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund.
Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.
Class A Shares Front-End Sales Charge Waivers
There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI.
In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans; and (viii) purchases of Class A shares in Direct-at-Fund Accounts (as defined below) that do not have a financial intermediary assigned to them. For a more complete description of these eligible transactions, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
Prospectus 2024
35

Columbia Acorn® Fund
Choosing a Share Class (continued)
CDSC Waivers – Class A and Class C
You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares: in the event of the shareholder's death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund's Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); held within Direct-at-Fund Accounts that do not have a financial intermediary assigned to them; and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
Repurchases (Reinstatements)
As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.
Repurchases (Reinstatements)
Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C
Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.
To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the
36
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class (continued)
extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to this prospectus and Appendix S of the SAI for more information about sales charge waivers.
Distribution and Service Fees
The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.
The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:
	Distribution Fee	Service Fee	Combined Total
Class A	None	0.25%	0.25%
Class Adv	None	None	None
Class C	0.75%	0.25%	1.00%
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class S	None	None	None
The distribution and/or service fees for Class A and Class C shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.
For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more that pay a Class A up-front commission to your financial intermediary and the financial intermediary has opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares also applies to purchases of funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses.
If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
Prospectus 2024
37

Columbia Acorn® Fund
Choosing a Share Class (continued)
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above or in larger amounts when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares of the Columbia Acorn Funds.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services vary by financial intermediary and according to distribution channel, but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Payments to financial intermediaries in excess of the amounts paid by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates.
Generally, each of the Columbia Acorn Funds compensates the Transfer Agent for payments made for Shareholder Services, for each share class except Class Inst3. Effective July 1, 2017, the Columbia Acorn Funds compensate the Transfer Agent for payments made for Shareholder Services as follows:
Financial Intermediary Distribution Channel	Fee Rate
Retirement	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Fund supermarket transaction fee (TF)	up to 0.12% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held for intermediaries or platforms charging a per account fee
Fund supermarket no-transaction fee (NTF)	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Bank	up to 0.10% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $20 per account held by intermediaries or platforms charging a per account fee
Broker-dealer	up to 0.13% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held by intermediaries or platforms charging a per account fee

With respect to Class Inst2 and Class Inst3 shares of the Fund, total annual compensation payable to the Transfer Agent may not exceed, respectively, 0.07% and 0.02% of the average daily net assets of the Class. For additional details about the application of the Columbia Acorn Funds’ fee limits, please refer to the SAI.
38
Prospectus 2024

Columbia Acorn® Fund
Choosing a Share Class (continued)
The Transfer Agent does not pay financial intermediaries for Shareholder Services, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries with respect to Class Inst3 shares of the Columbia Acorn Funds. The Fund believes that the fee levels paid to the Transfer Agent are reasonably related to the Shareholder Services provided, but payments may vary and there can be no assurance that the Fund will be able to identify with specificity the costs or particular Shareholder Services for which compensation is paid.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and pay Shareholder Services fees.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending the Fund or a particular share class over others.
Prospectus 2024
39

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares
Share Price Determination
The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share = (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3)
40
Prospectus 2024

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Transaction Rules and Policies
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.
Order Processing
Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day's NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (as defined below), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
“Good Form”
An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.
Medallion Signature Guarantees
The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.
A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion
Prospectus 2024
41

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
Customer Identification Program
Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Below the Minimum Account Balance
The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:
Minimum Account Balance
Minimum Account Balance
For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all classes except those listed below	None
Class Adv, Class Inst2 and Class Inst3	None
For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Minimum Balance Fee
If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the
42
Prospectus 2024

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.
For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.
Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee
The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2 and Class Inst3 shares; shareholders holding their shares through financial intermediary networked accounts or trust networked accounts; wrap fee and omnibus accounts; accounts with active monthly Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.
Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts
The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's
Prospectus 2024
43

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Exchanging Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including exchange purchase orders, involving any Fund.
For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■
negative impact on the Fund's performance;
■
potential dilution of the value of the Fund's shares;
■
interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■
losses on the sale of investments resulting from the need to sell securities at less favorable prices;
44
Prospectus 2024

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
■
increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and
■
increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution, which may be exacerbated as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
The Columbia Acorn Funds may invest in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Opening an Account and Placing Orders
We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.
The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.
Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.
Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions
Prospectus 2024
45

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.
The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.
Direct-At-Fund Accounts (Accounts Held Directly with the Fund)
Fund shares can be held in a variety of ways. You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares, or you or your financial intermediary can establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts). Direct-at-Fund Accounts include accounts held at the Transfer Agent that do not or no longer have a financial intermediary assigned to them.
To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.
Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.
Written Transactions – Direct-at-Fund Accounts
If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.
Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.
46
Prospectus 2024

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
Telephone Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.
You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.
Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.
Online Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.
Wire Transactions – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.
Electronic Funds Transfer via ACH – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by electronically transferring money via Automated Clearing House (ACH) from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.
Prospectus 2024
47

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
Buying Shares
Eligible Investors
Class A Shares
Class A shares are available to the general public for investment.
Class Adv Shares
Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.
Class C Shares
Class C shares are available to the general public for investment, except that Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received from Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
Class Inst Shares
Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.
Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.
Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.
48
Prospectus 2024

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
Class Inst2 Shares
Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; (iii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst2 shares within such platform and that Fund shares are held in an omnibus account; and (iv) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.
Class Inst3 Shares
Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; (vii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (viii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Class S Shares
Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
Prospectus 2024
49

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
Additional Eligible Investors
In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.
Minimum Initial Investments
The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.
The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.
Minimum Initial Investments
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all classes and account types except those listed below	$2,000	$100
Individual Retirement Accounts for all classes except those listed below	$1,000	$100
Group retirement plans	None	N/A
Class Adv and Class Inst	$0, $1,000 or $2,000(b)	$100(b)
Class Inst2	None	N/A
Class Inst3	$0, $1,000, $2,000 or $1 million(c)	$100(c)
(a)
If your Class A, Class Adv, Class C, Class Inst, or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.
(b)
The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for monthly Systematic Investment Plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.
(c)
There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); and fee -based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor, may, in its discretion, determine to waive this requirement.
Additional Information about Minimum Initial Investments
The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.
50
Prospectus 2024

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a Systematic Investment Plan, your account must meet the then-current applicable minimum initial investment.
Class Inst Shares Minimum Initial Investments
There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:
■
Any health savings account sponsored by a third party platform.
■
Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.
■
Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.
■
Any Trustee (or family member) of Columbia Acorn Trust.
■
Any employee (or family member) of the Investment Manager.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:
■
Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:
■
Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
■
Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.
■
Bank trust departments that assess their clients an asset-based fee.
■
Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).
Prospectus 2024
51

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
■
Certain other investors as set forth in more detail in the SAI.
Systematic Investment Plan
The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, Systematic Investment Plan purchases will be confirmed on your quarterly account statement. Columbia Government Money Market Fund Systematic Investment Plan purchases will be confirmed at the time of the purchase. If establishing a Systematic Investment Plan to reduce the initial fund minimum, the plan needs to be established monthly to avoid the small account fee.
Dividend Diversification
Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.
Other Purchase Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).
■
Once the Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.
■
You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.
■
Subject to Class eligibility, you buy Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares at NAV per share because no front-end sales charge applies to purchases of these share classes.
■
The Distributor and the Transfer Agent reserve the right to cancel your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.
■
Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.
■
Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.
■
You generally may make a purchase only into a Fund that is accepting investments.
Please also read Appendix A and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.
Selling Shares
When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
52
Prospectus 2024

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually withdraw your entire investment.
Satisfying Fund Redemption Requests
When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio manager may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio manager. The Fund may also, under certain circumstances (likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties. The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility. As a result, borrowings available to the Fund under the credit facility might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings in the SAI for more information about the credit facility. The Fund is also limited in the total amount it may borrow. Please see About Fund Investments – Fundamental and Non-Fundamental Investment Policies in the SAI for more information about borrowing.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives, if any). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which means that for each redeeming shareholder, the first $250,000, or 1% of the Fund's net asset value, whichever is less, will be paid in cash or cash equivalents and the remainder may be paid in kind.
While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed-upon redemption date than on an earlier date on which the investment could have been redeemed for cash.
Prospectus 2024
53

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
Redemption of Newly Purchased Shares
You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
Other Redemption Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.
■
Once the Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.
■
The Distributor, in its sole discretion, reserves the right to liquidate Fund shares (of any class of the Fund) held in an omnibus account of a financial intermediary that clears Fund share transactions through a clearing intermediary or platform that charges certain maintenance fees to the Fund if the value of the omnibus account, at the Fund share class (i.e., CUSIP) level, falls below $100,000 (a CUSIP Liquidation Event). The Distributor will provide at least 90 days’ notice of a CUSIP Liquidation Event to financial intermediaries with impacted omnibus accounts. Shareholders invested in the Fund through such omnibus accounts can request through their financial intermediary a tax-free exchange to Class A shares or shareholders can consider holding their Fund shares in a Direct-at-Fund Account, provided requirements to transfer the account are fulfilled. You should discuss your options with your financial intermediary.
■
If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.
■
If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.
■
No interest will be paid on uncashed redemption checks.
■
Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■
For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund's minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.
■
Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
Exchanging Shares
You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.
You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, including from Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S.
54
Prospectus 2024

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
Treasury Index Fund or any other Columbia Fund that does not charge a front-end sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.
Systematic Exchanges
You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.
Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.
Other Exchange Rules You Should Know
■
Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).
■
Once the Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.
■
The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.
■
Shares of the purchased Fund may not be used on the same day for another exchange or sale.
■
A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account in Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of another Columbia Fund.
■
If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Columbia Fund in the future, including dividends earned on that amount, without paying a sales charge.
■
If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.
■
You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.
■
You generally may make an exchange only into a Fund that is accepting investments.
■
The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
Prospectus 2024
55

Columbia Acorn® Fund
Buying, Selling and Exchanging Shares (continued)
■
Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.
■
Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.
■
Class Inst shares of a Fund may be exchanged for Class A or Class Inst shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Inst Shares for details.
Same-Fund Exchange Privilege
Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A. To exchange to another class of shares of the same Fund you must meet the new class’s eligibility criteria as described in this Prospectus.
Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts, except that the Transfer Agent seeks to convert Class C shares as soon as administratively feasible to Class A shares of the same Fund for Direct-at-Fund Accounts that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares. Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) when the shareholder moves from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.
Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.
56
Prospectus 2024

Columbia Acorn® Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■
It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■
A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the Fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:
Declaration and Distribution Schedule
Declarations	Semiannually
Distributions	Semiannually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.
For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.
Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as
Prospectus 2024
57

Columbia Acorn® Fund
Distributions and Taxes (continued)
“buying a dividend.” To avoid “buying a dividend,” before you invest in a Fund, check the Fund's distribution schedule, which is available at the Columbia Funds' website, columbiathreadneedleus.com, and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.
Taxes
You should be aware of the following considerations applicable to the Fund:
■
The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.
■
Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.
■
Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include large net shareholder redemptions, portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com.
■
From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.
■
If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.
■
Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's “net investment income.”
■
Certain derivative instruments when held in the Fund's portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
■
Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the SAI.
58
Prospectus 2024

Columbia Acorn® Fund
Distributions and Taxes (continued)
■
A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
■
For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the Internal Revenue Service (IRS) cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the SAI, columbiathreadneedleus.com, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.
■
The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2024
59

[This page intentionally left blank]

Columbia Acorn® Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate might be higher. Because Class S shares of the Fund had not commenced operations prior to the date of this prospectus, no financial highlights are provided for this class.
This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.
Prospectus 2024
61

Columbia Acorn® Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$6.16	(0.03)	1.36	1.33	—	—	—
Year Ended 12/31/2022	$10.01	(0.04)	(3.34)	(3.38)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$12.69	(0.10)	1.07	0.97	(0.14)	(3.51)	(3.65)
Year Ended 12/31/2020	$11.71	(0.06)	3.24	3.18	—	(2.20)	(2.20)
Year Ended 12/31/2019	$10.65	(0.04)	2.78	2.74	—	(1.68)	(1.68)
Advisor Class
Year Ended 12/31/2023	$9.73	(0.02)	2.15	2.13	—	—	—
Year Ended 12/31/2022	$15.37	(0.03)	(5.14)	(5.17)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$17.65	(0.10)	1.54	1.44	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$15.52	(0.05)	4.38	4.33	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.63	(0.01)	3.58	3.57	—	(1.68)	(1.68)
Class C
Year Ended 12/31/2023	$8.61	(0.11)	1.89	1.78	—	—	—
Year Ended 12/31/2022	$13.72	(0.13)	(4.57)	(4.70)	—	(0.41)	(0.41)
Year Ended 12/31/2021	$16.14	(0.26)	1.40	1.14	(0.13)	(3.43)	(3.56)
Year Ended 12/31/2020(e)	$16.57	(0.20)	4.08	3.88	—	(4.31)	(4.31)
Year Ended 12/31/2019(e)	$18.75	(0.20)	4.74	4.54	—	(6.72)	(6.72)
Institutional Class
Year Ended 12/31/2023	$8.97	(0.02)	1.98	1.96	—	—	—
Year Ended 12/31/2022	$14.22	(0.03)	(4.75)	(4.78)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$16.60	(0.09)	1.43	1.34	(0.13)	(3.59)	(3.72)
Year Ended 12/31/2020	$14.70	(0.04)	4.14	4.10	—	(2.20)	(2.20)
Year Ended 12/31/2019	$12.98	(0.01)	3.41	3.40	—	(1.68)	(1.68)
Institutional 2 Class
Year Ended 12/31/2023	$9.89	(0.02)	2.19	2.17	—	—	—
Year Ended 12/31/2022	$15.62	(0.03)	(5.23)	(5.26)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$17.88	(0.10)	1.57	1.47	(0.13)	(3.60)	(3.73)
Year Ended 12/31/2020	$15.69	(0.04)	4.43	4.39	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.76	(0.00) (f)	3.61	3.61	—	(1.68)	(1.68)
Institutional 3 Class
Year Ended 12/31/2023	$10.07	(0.02)	2.23	2.21	—	—	—
Year Ended 12/31/2022	$15.88	(0.02)	(5.32)	(5.34)	—	(0.47)	(0.47)
Year Ended 12/31/2021	$18.12	(0.09)	1.60	1.51	(0.14)	(3.61)	(3.75)
Year Ended 12/31/2020	$15.87	(0.04)	4.49	4.45	—	(2.20)	(2.20)
Year Ended 12/31/2019	$13.89	0.00(f)	3.66	3.66	—	(1.68)	(1.68)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.03%.

(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Rounds to zero.
62
Prospectus 2024

Columbia Acorn® Fund
Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class A
Year Ended 12/31/2023	$7.49	21.59% (b)	1.15%	1.08% (c)	(0.46%)	64%	$570,240
Year Ended 12/31/2022	$6.16	(34.01%)	1.08% (d)	1.08% (c), (d)	(0.53%)	64%	$521,243
Year Ended 12/31/2021	$10.01	8.79%	1.08%	1.08% (c)	(0.80%)	75%	$919,643
Year Ended 12/31/2020	$12.69	29.18% (b)	1.11%	1.11% (c)	(0.56%)	86%	$983,709
Year Ended 12/31/2019	$11.71	26.21% (b)	1.11%	1.10% (c)	(0.30%)	101%	$810,966
Advisor Class
Year Ended 12/31/2023	$11.86	21.89% (b)	0.90%	0.83% (c)	(0.20%)	64%	$36,287
Year Ended 12/31/2022	$9.73	(33.79%)	0.83% (d)	0.83% (c), (d)	(0.27%)	64%	$21,946
Year Ended 12/31/2021	$15.37	9.03%	0.83%	0.83% (c)	(0.55%)	75%	$39,676
Year Ended 12/31/2020	$17.65	29.44% (b)	0.86%	0.86% (c)	(0.30%)	86%	$44,139
Year Ended 12/31/2019	$15.52	26.58% (b)	0.86%	0.85% (c)	(0.05%)	101%	$44,248
Class C
Year Ended 12/31/2023	$10.39	20.67% (b)	1.90%	1.83% (c)	(1.21%)	64%	$8,991
Year Ended 12/31/2022	$8.61	(34.48%)	1.83% (d)	1.83% (c), (d)	(1.29%)	64%	$9,153
Year Ended 12/31/2021	$13.72	7.95%	1.83%	1.83% (c)	(1.54%)	75%	$24,546
Year Ended 12/31/2020(e)	$16.14	28.27% (b)	1.86%	1.86% (c)	(1.30%)	86%	$55,861
Year Ended 12/31/2019(e)	$16.57	25.12% (b)	1.86%	1.85% (c)	(1.05%)	101%	$69,471
Institutional Class
Year Ended 12/31/2023	$10.93	21.85% (b)	0.90%	0.83% (c)	(0.21%)	64%	$2,110,299
Year Ended 12/31/2022	$8.97	(33.78%)	0.83% (d)	0.83% (c), (d)	(0.28%)	64%	$1,865,518
Year Ended 12/31/2021	$14.22	8.99%	0.83%	0.83% (c)	(0.55%)	75%	$3,413,006
Year Ended 12/31/2020	$16.60	29.51% (b)	0.86%	0.86% (c)	(0.30%)	86%	$3,569,794
Year Ended 12/31/2019	$14.70	26.60% (b)	0.86%	0.85% (c)	(0.05%)	101%	$3,117,486
Institutional 2 Class
Year Ended 12/31/2023	$12.06	21.94% (b)	0.87%	0.81%	(0.18%)	64%	$28,765
Year Ended 12/31/2022	$9.89	(33.83%) (b)	0.81% (d)	0.80% (d)	(0.26%)	64%	$23,445
Year Ended 12/31/2021	$15.62	9.09% (b)	0.80%	0.80%	(0.52%)	75%	$52,797
Year Ended 12/31/2020	$17.88	29.50% (b)	0.83%	0.82%	(0.27%)	86%	$61,000
Year Ended 12/31/2019	$15.69	26.63% (b)	0.83%	0.82%	(0.02%)	101%	$51,584
Institutional 3 Class
Year Ended 12/31/2023	$12.28	21.95% (b)	0.83%	0.76%	(0.17%)	64%	$28,181
Year Ended 12/31/2022	$10.07	(33.77%)	0.77% (d)	0.77% (d)	(0.23%)	64%	$47,945
Year Ended 12/31/2021	$15.88	9.16%	0.75%	0.75%	(0.46%)	75%	$78,955
Year Ended 12/31/2020	$18.12	29.54% (b)	0.78%	0.78%	(0.25%)	86%	$155,338
Year Ended 12/31/2019	$15.87	26.74% (b)	0.78%	0.77%	0.03%	101%	$65,408

Prospectus 2024
63

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges
As noted in the Choosing a Share Class section of the prospectus, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts and does not apply in any case to non-omnibus positions wherever held. These reductions and/or waivers may apply to purchases, sales, and exchanges of Fund shares. A shareholder transacting in Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.
The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Funds, the Investment Manager and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.
 Ameriprise Financial Services, LLC (Ameriprise Financial Services)
The following information has been provided by Ameriprise Financial Services:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:
Shareholders purchasing Fund shares through an Ameriprise Financial Services brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia Fund family).
■
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Fund’s Class C Shares – Conversion to Class A Shares policy (stated outside this Appendix A) provides for a waiver with respect to exchanges of Class C shares or the conversion of Class C shares following a shorter holding period, that waiver will apply.
■
Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
Shares purchased from the proceeds of redemptions from another fund in the Columbia Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
A-1
Prospectus 2024

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Robert W. Baird & Co. Incorporated (Baird)
The following information has been provided by Baird:
Effective June 30, 2020, shareholders purchasing Columbia Fund shares through a Baird platform or account that maintains an omnibus position with the Fund will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Baird will not apply to non-omnibus positions.
Front-End Sales Charge Waivers on Class A Shares Available at Baird:
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Columbia Fund.
■
Share purchases by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
■
Shares purchased with the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Columbia Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and Class C Shares Available at Baird:
■
Shares sold due to death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased due to returns of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
■
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
■
Breakpoints as described in this prospectus.
■
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Baird. Eligible Columbia Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Columbia Funds through Baird, over a 13-month period of time.
Prospectus 2024
A-2

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Edward D. Jones & Co., L.P. (Edward Jones)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in Columbia Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing Columbia Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or the Fund’s SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds and Future Scholars Program, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this prospectus.
Rights of Accumulation (ROA)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Columbia Funds and Future Scholars Program held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
A-3
Prospectus 2024

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made from a share class that charges a front-end load and one of the following:
■
The redemption and repurchase occur in the same account.
■
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
■
Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder.
■
Systematic withdrawals with up to 10% per year of the account value.
■
Return of excess contributions from an Individual Retirement Account (IRA).
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■
Shares exchanged in an Edward Jones fee-based program.
■
Shares acquired through NAV reinstatement.
■
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■
Initial purchase minimum: $250
■
Subsequent purchase minimum: none
Prospectus 2024
A-4

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Minimum Balances
■
Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform.
■
A 529 account held on an Edward Jones platform.
■
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
■
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in the Fund to Class A shares.
 Janney Montgomery Scott LLC (Janney)
The following information has been provided by Janney:
Effective May 1, 2020, if you purchase Columbia Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Janney does not apply to non-omnibus positions.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares acquired through a right of reinstatement.
■
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■
Shares acquired through a right of reinstatement.
■
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■
Breakpoints as described in this prospectus.
A-5
Prospectus 2024

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge”.
 J.P. Morgan Securities LLC
The following information has been provided by J.P. Morgan Securities LLC:
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
■
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
■
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
■
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
■
Shares purchased through rights of reinstatement.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia fund family).
■
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
■
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
■
Breakpoints as described in this prospectus.
Prospectus 2024
A-6

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of Columbia fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Columbia fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
■
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Columbia fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
 Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares purchased through a Merrill investment advisory program.
■
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
■
Shares purchased through the Merrill Edge Self-Directed platform.
■
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
■
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).
■
Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees).
■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days
A-7
Prospectus 2024

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (CDSC) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
■
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
■
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
■
Shares sold due to return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
■
Front-end or level-load shares held in commission-based, non-taxable requirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in accounts in their Merrill Household.
■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
 Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)
The following information has been provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Columbia Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management Effective July 1, 2018:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
■
Shares purchased through a Morgan Stanley self-directed brokerage account.
■
Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.
Prospectus 2024
A-8

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
 Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
The following information has been provided by Raymond James:
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Columbia Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Columbia Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James:
Effective March 1, 2019, shareholders purchasing Columbia Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James:
■
Shares purchased in an investment advisory program.
■
Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James:
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.
A-9
Prospectus 2024

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:
■
Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
 Stifel, Nicolaus & Company, Incorporated (Stifel) and its broker dealer affiliates
The following information has been provided by Stifel:
Effective January 2, 2024, shareholders purchasing or holding Columbia Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
■
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Columbia Funds held by accounts within the purchaser’s household at Stifel. Eligible Columbia Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
■
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
■
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
■
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Columbia Funds.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
Prospectus 2024
A-10

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares from rollovers into Stifel from retirement plans to IRAs.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Purchases of Class 529-A shares through a rollover from another 529 plan.
■
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
■
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
■
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares acquired through a right of reinstatement.
■
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
■
Shares exchanged or sold in a Stifel fee-based program.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Share Class Conversions in Advisory Accounts
■
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
 U.S. Bancorp Investments, Inc. (USBI)
The following information has been provided by USBI:
Effective September of 2021, shareholders purchasing Columbia Fund shares through a USBI platform or who own shares for which USBI is the broker-dealer, where the shares are held in an omnibus account, will only be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
All other sales charge waivers and reduction described elsewhere in this prospectus or the Fund’s SAI still apply.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
 Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries
Shareholders purchasing Columbia Fund shares through a platform or account of RBC Capital Markets, LLC are eligible for the following sales charge waiver:
A-11
Prospectus 2024

Columbia Acorn® Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Class A Shares Front-End Sales Charge Waiver Available at RBC Capital Markets, LLC:
■
For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Prospectus 2024
A-12

Columbia Acorn® Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Columbia Acorn Family of Funds
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail: Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Shareholder Communications with the Board
The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.
Obtaining Additional Information from the SEC
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Acorn Trust, of which the Fund is a series, is 811-01829.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO110_12_P01_(05/24)

Prospectus
May 1, 2024

Columbia Acorn Family of Funds
Managed by Columbia Wanger Asset Management, LLC

Columbia
  Acorn International®

Class	Ticker Symbol
A	LAIAX
Advisor (Class Adv)	CCIRX
Institutional (Class Inst)	ACINX
Class	Ticker Symbol
Institutional 2 (Class Inst2)	CAIRX
Institutional 3 (Class Inst3)	CCYIX
S (a)	—
(a)
Class S shares are not currently available for purchase.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2

Columbia Acorn International®
Summary of the Fund
Investment Objective
Columbia Acorn International® (the Fund) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 26 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Classes Adv, Inst, Inst2, Inst3, and S
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class Inst	Class Inst2	Class Inst3	Class S
Management fees	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(b)	0.29%	0.29%	0.29%	0.24%	0.19%	0.29%
Total annual Fund operating expenses(c)	1.37%	1.12%	1.12%	1.07%	1.02%	1.12%
Less: Fee waivers and/or expense reimbursements(d)	(0.13%)	(0.13%)	(0.13%)	(0.14%)	(0.13%)	(0.13%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	0.99%	0.99%	0.93%	0.89%	0.99%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
Other expenses for Class S shares are based on estimated amounts for the Fund’s current fiscal year.
(c)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(d)
Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.23% for Class A shares, 0.98% for Class Adv shares, 0.98% for Class Inst shares, 0.92% for Class Inst2 shares, 0.88% for Class Inst3 shares and 0.98 % for Class S shares. This arrangement may only be amended or terminated with approval from the Fund's Board of Trustees and the Investment Manager. Any difference in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.
Prospectus 2024
3

Columbia Acorn International®
Summary of the Fund (continued)
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$694	$972	$1,270	$2,116
Class Adv (whether or not shares are redeemed)	$101	$343	$604	$1,352
Class Inst (whether or not shares are redeemed)	$101	$343	$604	$1,352
Class Inst2 (whether or not shares are redeemed)	$95	$326	$577	$1,293
Class Inst3 (whether or not shares are redeemed)	$91	$312	$551	$1,236
Class S (whether or not shares are redeemed)	$101	$343	$604	$1,352
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 75% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the MSCI ACWI ex USA SMID Cap Growth Index (Net), the Fund's primary benchmark, (the Index) at the time of purchase (between $114.3 million and $30.2 billion as of March 31, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index. The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the industrials and information technology sectors.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. The Fund also may invest in larger-sized companies.
4
Prospectus 2024

Columbia Acorn International®
Summary of the Fund (continued)
The Investment Manager typically seeks companies with:
■
A strong business franchise that offers growth potential.
■
Products and services in which the company has a competitive advantage.
■
A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-cap companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions
Prospectus 2024
5

Columbia Acorn International®
Summary of the Fund (continued)
against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of foreign sub-custodians. Some countries have limited governmental oversight and regulation, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. In certain non-U.S. markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Operational and Settlement Risks of Securities in Emerging Markets. Foreign sub-custodians in emerging markets may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. There may also be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. Emerging market currencies may not have an active trading market and are subject to a higher risk of currency devaluations.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights.
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the
6
Prospectus 2024

Columbia Acorn International®
Summary of the Fund (continued)
markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in share prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■
Asia Pacific Region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
■
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and the EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
■
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors, including the industrials and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
Prospectus 2024
7

Columbia Acorn International®
Summary of the Fund (continued)
■
Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class S shares of the Fund had not commenced operations as of the date of this prospectus and has no performance information to report. The bar chart shows how the Fund’s Class Inst share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of the MSCI ACWI ex USA SMID Cap Growth Index (Net), the Fund's primary benchmark, and those of the MSCI ACWI ex USA SMID Cap Index (Net), the Fund's secondary benchmark. The MSCI ACWI ex USA SMID Cap Growth Index (Net) captures mid- and small-cap securities exhibiting overall growth style characteristics across 22 developed market countries and 24 emerging market countries. The MSCI ACWI ex USA SMID Cap Index (Net) captures mid- and small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. As of March 31, 2024, the MSCI ACWI ex USA SMID Cap Index (Net) had 5,704 constituents and covered approximately 28% of the free float-adjusted market capitalization in each country.
Any share class, such as Class S shares, without performance to report, would have annual returns substantially similar to Class Inst shares. Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Inst shares and will vary for other share classes.
8
Prospectus 2024

Columbia Acorn International®
Summary of the Fund (continued)
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	27.28%
	Worst	1st Quarter 2020	-28.50%
*
Year to Date return as of March 31, 2024: 0.78%
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	09/23/1992
returns before taxes		19.57%	6.00%	3.22%
returns after taxes on distributions		19.72%	3.96%	1.19%
returns after taxes on distributions and sale of Fund shares		11.73%	4.81%	2.45%
Class A returns before taxes	10/16/2000	12.46%	4.49%	2.35%
Class Adv returns before taxes	11/08/2012	19.57%	5.99%	3.20%
Class Inst2 returns before taxes	08/02/2011	19.63%	6.06%	3.27%
Class Inst3 returns before taxes	11/08/2012	19.73%	6.11%	3.32%
MSCI ACWI ex USA SMID Cap Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		14.88%	6.80%	4.42%
MSCI ACWI ex USA SMID Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		15.79%	7.07%	4.38%

Fund Management
Investment Manager: Columbia Wanger Asset Management, LLC
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Simon Haines, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Nitisha Bosamia, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Charlotte Friedrichs, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Prospectus 2024
9

Columbia Acorn International®
Summary of the Fund (continued)
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o SS&C GIDS, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Class A	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Investment Manager, the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. (Ameriprise Financial) and/or its affiliates. Ask your financial advisor or visit your financial intermediary's website for more information.
10
Prospectus 2024

Columbia Acorn International®
More Information About the Fund
Investment Objective
Columbia Acorn International® (the Fund) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval. There is no assurance the Fund’s objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 75% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the MSCI ACWI ex USA SMID Cap Growth Index (Net), the Fund's primary benchmark, (the Index) at the time of purchase (between $114.3 million and $30.2 billion as of March 31, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index. The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the industrials and information technology sectors.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. The Fund also may invest in larger-sized companies.
The Investment Manager typically seeks companies with:
■
A strong business franchise that offers growth potential.
■
Products and services in which the company has a competitive advantage.
■
A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the Investment Manager to select investments and to make investment decisions that will achieve the Fund’s investment objective. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively
Prospectus 2024
11

Columbia Acorn International®
More Information About the Fund (continued)
affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets
12
Prospectus 2024

Columbia Acorn International®
More Information About the Fund (continued)
of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (foreign sub-custodians), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be
Prospectus 2024
13

Columbia Acorn International®
More Information About the Fund (continued)
more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not have an active trading market internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Manager will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in share prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the
14
Prospectus 2024

Columbia Acorn International®
More Information About the Fund (continued)
case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■
Asia Pacific Region. A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in a region with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Most developed countries in Western Europe are members of the EU, and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, significant private or public debt problems in a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the UK from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which could adversely affect the value of your investment in the Fund. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods.
■
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade
Prospectus 2024
15

Columbia Acorn International®
More Information About the Fund (continued)
barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. A significant portion of Japan's trade is conducted with developing nations in East and Southeast Asia and its economy can be affected by conditions and currency fluctuations in these and other countries. For a number of years, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Securities in Japan are denominated and quoted in yen. As a result, the value of the Fund's Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Securities traded on Japanese stock exchanges have exhibited significant volatility in recent years. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors, including the industrials and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
■
Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
16
Prospectus 2024

Columbia Acorn International®
More Information About the Fund (continued)
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund. For information about risks associated with changing levels of Fund distributions, see the Fund’s SAI.
Changing the Fund’s Investment Objective and Policies
The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the SAI.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. The Fund expects to enter into such transactions primarily in the form of stock index futures in order to obtain exposure to the overall sector of the market represented by a particular stock index or to invest the Fund’s uninvested cash balances in a manner that the Investment Manager believes aligns more closely with the Fund’s investment strategy than simply holding short-term fixed income investments or cash equivalents (known as cash equitization). Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies typically expose the Fund to gains and losses in excess of the amount actually invested in the derivative. This characteristic of a derivative (known as "leverage") may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual (including distressed) market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an
Prospectus 2024
17

Columbia Acorn International®
More Information About the Fund (continued)
exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Fund Investing
The Investment Manager and its affiliate, Columbia Management Investment Advisers, LLC (Columbia Management), serve as investment advisers to mutual funds and ETFs using the Columbia brand (Columbia Funds), including mutual funds that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager and Columbia Management seek to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of the Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or Columbia Management may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, the Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid
18
Prospectus 2024

Columbia Acorn International®
More Information About the Fund (continued)
securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or Columbia Management also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash, including cash collateral received in connection with its securities lending program, in shares of money market funds, including funds advised by affiliates of the Investment Manager. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Lending of Portfolio Securities
The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, the borrower does not return a loaned security and the proceeds from sale of the collateral are not sufficient to replace the borrowed security. The Fund invests collateral in a government money market fund.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. These investment positions may include, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as the Investment Manager deems necessary. During these times, the Investment Manager may make frequent portfolio changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, columbiathreadneedleus.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or publicly available Form N-PORT (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.
The Fund considers changes in its portfolio holdings to be confidential information. Consequently, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed. The Fund’s complete portfolio holdings are disclosed approximately 30 to 40 days after each month-end. The top 15 holdings may be available sooner, approximately 15 calendar days after each month-end. Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.
Cybersecurity
The Fund, like all companies, may be susceptible to operational and information security risks, including the risk of cyber attacks or failures. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. See the discussion of Cybersecurity Breaches and Technology and Related Systems Failure Risk in the SAI for further information.
Prospectus 2024
19

Columbia Acorn International®
More Information About the Fund (continued)
Use of Benchmarks
Benchmarks are indices that provide some comparative guidance in assessing the Fund’s performance. The Investment Manager selects the benchmark(s) it believes provide meaningful comparisons for the Fund. However, there may be different or additional indices that more closely reflect the market sectors in which the Fund invests. The Fund’s benchmark(s) may change from time to time. The benchmarks included in this prospectus are intended only as guideposts for your assessment of the Fund’s performance.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund's holdings may diverge significantly from those of the benchmarks selected by the Investment Manager. In addition, the Fund may invest in securities outside the industry and geographic sectors represented in its benchmarks. The Fund's weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of its benchmarks.
eDelivery and Mailings to Households
In order to reduce shareholder expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at columbiathreadneedleus.com/investor/.
Additional Information on Portfolio Turnover
A mutual fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes. Also, a high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. See the Financial Highlights section of this prospectus for the Fund's portfolio turnover rates for the past five years.
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later
20
Prospectus 2024

Columbia Acorn International®
More Information About the Fund (continued)
date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class. Please see Fee Waiver/Expense Reimbursement Arrangements below for information about commitments made by the Investment Manager and/or its affiliates during the performance period covered by this prospectus.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These expenses include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements
The Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of:
Columbia Acorn International
Class A	1.23%
Class Adv	0.98%
Class Inst	0.98%
Class Inst2	0.92%
Class Inst3	0.88%
Class S	0.98%
This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or its affiliates that were in place during the performance period shown in the Performance Information section of this prospectus. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Board of Trustees
The Fund is governed by the Board. More than 75% of the Fund's Trustees are independent (Independent Trustees), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund's officers to establish the Fund's
Prospectus 2024
21

Columbia Acorn International®
More Information About the Fund (continued)
policies and oversee its activities. Among the Trustees' responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees.
Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust (the Trust). The Trust's Bylaws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn family of funds (Columbia Acorn Funds). The mailing address for the Trustees and officers is 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606.
For more detailed information about the Board, please refer to the SAI.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various parties, including, among others, the Investment Manager, the Distributor, the Transfer Agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, which also serves as the Fund's administrator (the Administrator), Columbia Management, which serves as the Fund's sub-administrator pursuant to an agreement with the Investment Manager (the Sub-Administrator), the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Wanger Asset Management, LLC is located at 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606. As of March 31, 2024, the Investment Manager had assets under management of approximately $6.5 billion. The Investment Manager is a registered investment adviser and wholly-owned subsidiary of Columbia Management, which is a wholly-owned subsidiary of Ameriprise Financial. In addition to serving as an investment adviser to mutual funds, the Investment Manager acts as an investment manager for other private funds and institutional accounts.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.
The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to the Investment Manager by the Fund amounted to 0.83% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2023.
The Investment Manager and its investment advisory affiliates, including Columbia Management and Threadneedle International Limited (Threadneedle) (Participating Affiliates), around the world may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management
22
Prospectus 2024

Columbia Acorn International®
More Information About the Fund (continued)
(including portfolio management and proxy voting) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Fund and other accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Fund's compliance policies and procedures, provide services to the Fund.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Simon Haines, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Nitisha Bosamia, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Charlotte Friedrichs, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Mr. Haines joined Threadneedle, a Participating Affiliate, in 1999. Mr. Haines began his investment career in 1999 and earned a degree in biology from Oxford University.
Ms. Bosamia joined Threadneedle, a Participating Affiliate, through the acquisition of BMO GAM (EMEA) in 2021, having previously been with BMO since 2015. Ms. Bosamia began her investment career in 2013 and earned a Bachelor’s degree in Economics (Hons) from Durham University.
Ms. Friedrichs joined Threadneedle, a Participating Affiliate, in 2023. Previously, Ms. Friedrichs worked for seven years as an equity research analyst at Berenberg Bank. Ms. Friedrichs began her investment career in 2015 and earned a MPhil in Economics from the University of Oxford.
The Administrator
Columbia Wanger Asset Management, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform many of these services (including fund accounting), and pays a fee for the services of the Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:
Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
Prospectus 2024
23

Columbia Acorn International®
More Information About the Fund (continued)
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee for each open account and compensates the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held. In addition, subject to certain limitations, the Fund compensates the Transfer Agent for payments made to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and the type of shareholder services provided. The Transfer Agent is contractually obligated to oversee such intermediaries for the purpose of reasonably assuring their compliance with applicable law and the terms of their agreements to provide the shareholder services. For more information about Shareholder Services fees, see Choosing a Share Class — Financial Intermediary Compensation.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
This section describes certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates. Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including: insurance, broker-dealer (sales and trading), asset management and financial services. As a consequence of these activities, Ameriprise Financial or its affiliates may have interests arising from their other business lines that conflict with the interests of the Fund. These activities may also, from time to time, place certain investment constraints on the management of the Fund that might not otherwise arise.
As described in More Information About the Fund - Primary Service Provider Contracts, the Investment Manager, Administrator, Sub-Administrator, Distributor and Transfer Agent are all affiliates of Ameriprise Financial. In addition to the services that they provide to the Fund, they also provide substantially similar services (for which they are compensated) to other clients and customers, including the Columbia Funds. Ameriprise Financial and its other affiliates may also provide services (for which they are compensated) to the Fund, other Columbia Funds or other clients and customers.
Examples of activities that could lead to conflicts of interest and/or impose limitations that could affect the Fund include the following:
■
the Investment Manager and other Ameriprise Financial affiliates may receive compensation and other benefits related to the management/administration of the Fund and the other Columbia Funds and the sale of their shares;
■
there may be competition for limited investment opportunities that must be allocated among the Fund, the other Columbia Funds and other clients and customers of the Investment Manager (which can include affiliates of the Investment Manager) that may have the same or similar investment objectives as the Fund;
24
Prospectus 2024

Columbia Acorn International®
More Information About the Fund (continued)
■
management of the Fund may diverge from other Columbia Funds or other clients and customers of the Investment Manager or Ameriprise Financial affiliates, for example, advice given to the Fund may differ from, or conflict with, advice given to other funds or accounts;
■
there may be regulatory or investment restrictions imposed on the investment activities of the Investment Manager arising from the activities or holdings of other Columbia Funds or other clients or customers of the Investment Manager or Ameriprise Financial and its affiliates, for example, caps on the aggregate amount of certain types of investments or in holdings of particular portfolio companies that may be made by affiliated entities, including the Fund;
■
Ameriprise Financial or its affiliates may have potentially conflicting relationships with companies and other entities in which the Fund invests; and
■
there may be regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, for example, if an affiliated entity were in possession of non-public information, the Investment Manager might be prohibited by law from using that information in connection with the management of the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and Affiliates – Certain Conflicts of Interest section of the SAI. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
Prospectus 2024
25

Columbia Acorn International®
Choosing a Share Class
The Funds
The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.
Funds Contact Information
Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o SS&C GIDS, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.
*
The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.
Omnibus Accounts
The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.
Retirement Plans and Omnibus Retirement Plans
The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.
Networked Accounts
Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.
Summary of Share Class Features
Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as
26
Prospectus 2024

Columbia Acorn International®
Choosing a Share Class (continued)
defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things:
■
The amount you plan to invest.
■
How long you intend to remain invested in the Fund.
■
The fees (e.g., sales charge or “load”) and expenses for each share class.
■
Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.
 FUNDamentals
Front-End Sales Charge Calculation
The front-end sales charge is calculated as a percentage of the offering price.
■
The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.
■
The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.
The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
 FUNDamentals
Contingent Deferred Sales Charge
A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.
Share Class Features
The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares.
Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus, as it may be supplemented from time to time, and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new and/or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.
Prospectus 2024
27

Columbia Acorn International®
Choosing a Share Class (continued)
The sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts (as described below))	5.75% maximum, declining to 0.00% on investments of $1 million or more
CDSC on certain
investments of
between $1 million
and $50 million
redeemed within
18 months after
purchase charged
as follows:
• 1.00% CDSC if
redeemed within
12 months after
purchase and
• 0.50% CDSC if
redeemed more
than 12, but less
than 18, months
after purchase

Reductions: yes, see Choosing
a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Reductions
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Waivers, as well as Choosing
a Share Class — CDSC
Waivers – Class A and Class C
Financial intermediary-specific
waivers are also available, see
Appendix A
Service Fee: 0.25%
Class Adv
Eligibility: Available only to (i)
omnibus retirement plans, including
self-directed brokerage accounts
within omnibus retirement plans that
clear through institutional no
transaction fee (NTF) platforms;
retirement plans; (ii) trust companies
or similar institutions; (iii) broker-
dealers, banks, trust companies and
similar institutions that clear Fund
share transactions for their client or
customer investment advisory or
similar accounts through designated
financial intermediaries and their
mutual fund trading platforms that
have been granted specific written
authorization from the Transfer Agent
with respect to Class Adv eligibility
apart from selling, servicing or
similar agreements; (iv) 501(c)(3)
charitable organizations; (v) 529
plans; (vi) health savings accounts;
(vii) investors participating in a fee-
based advisory program sponsored
by a financial intermediary or other
entity that is not compensated by the
Fund for those services, other than
payments for shareholder servicing
or sub-accounting performed in place
		None	None	N/A	None
28
Prospectus 2024

Columbia Acorn International®
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

of the Transfer Agent; and (viii)
commissionable brokerage platforms
where the financial intermediary,
acting as broker on behalf of its
customer, charges the customer a
commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Adv shares
within such platform.
Minimum Initial Investment: None,
except in the case of (viii) above,
which is $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts)

Class C
Eligibility: Available to the general
public for investment
Minimum Initial Investment: $2,000
($1,000 for IRAs; $100 for monthly
Systematic Investment Plan
accounts)
Conversion Feature: Yes. Effective
April 1, 2021, Class C shares
generally automatically convert to
Class A shares of the same Fund in
the month of or the month following
the 8-year anniversary of the Class C
shares purchase date. Prior to April
1, 2021, Class C shares generally
automatically converted to Class A
shares of the same Fund in the
month of or the month following the
10-year anniversary of the Class C
shares purchase date.(a)
		None	1.00% on certain investments redeemed within one year of purchase
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
CDSC Waivers – Class A and
Class C
Financial intermediary-specific
CDSC waivers are also
available, see Appendix A
Distribution Fee: 0.75% Service Fee: 0.25%
Class Inst
Eligibility: Available only to certain
eligible investors, which are subject
to different minimum investment
requirements, ranging from $0 to
$2,000, including investors who
purchase Fund shares through
commissionable brokerage platforms
where the financial intermediary
holds the shares in an omnibus
account and, acting as broker on
behalf of its customer, charges the
customer a commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst shares
within such platform; closed to (i)
accounts of financial intermediaries
that clear Fund share transactions for
their client or customer accounts
through designated financial
intermediaries and their mutual fund
		None	None	N/A	None
Prospectus 2024
29

Columbia Acorn International®
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

trading platforms that have been
given specific written notice from the
Transfer Agent of the termination of
their eligibility for new purchases of
Class Inst shares and (ii) omnibus
group retirement plans, subject to
certain exceptions(d)
Minimum Initial Investment: See
Eligibility above

Class Inst2
Eligibility: Available only to (i) certain
registered investment advisers and
family offices that clear Fund share
transactions for their client or
customer accounts through
designated financial intermediaries
and their mutual fund trading
platforms that have been granted
specific written authorization from
the Transfer Agent with respect to
Class Inst2 eligibility apart from
selling, servicing or similar
agreements; (ii) omnibus retirement
plans(d); (iii) health savings accounts,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst2
shares within such platform and that
Fund shares are held in an omnibus
account; and (iv) institutional
investors that are clients of the
Columbia Threadneedle Global
Institutional Distribution Team that
invest in Class Inst2 shares for their
own account through platforms
approved by the Distributor or an
affiliate thereof to offer and/or
service Class Inst2 shares within
such platform.
Minimum Initial Investment: None
		None	None	N/A	None
Class Inst3
Eligibility: Available to: (i) group
retirement plans that maintain plan-
level or omnibus accounts with the
Fund(d); (ii) institutional investors that
are clients of the Columbia
Threadneedle Global Institutional
Distribution Team that invest in
Class Inst3 shares for their own
account through platforms approved
by the Distributor or an affiliate
thereof to offer and/or service
Class Inst3 shares within such
platform; (iii) collective trust funds;
(iv) affiliated or unaffiliated mutual
funds (e.g., funds operating as funds-
of-funds);
(v) fee-based platforms of financial
intermediaries (or the clearing
intermediary they trade through) that
have an agreement with the
		None	None	N/A	None
30
Prospectus 2024

Columbia Acorn International®
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

Distributor or an affiliate thereof that
specifically authorizes the financial
intermediary to offer and/or service
Class Inst3 shares within such
platform, provided also that Fund
shares are held in an omnibus
account; (vi) commissionable
brokerage platforms where the
financial intermediary, acting as
broker on behalf of its customer,
charges the customer a commission
for effecting transactions in Fund
shares, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; (vii) health savings
accounts, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; and (viii) bank trust
departments, subject to an
agreement with the Distributor that
specifically authorizes offering
Class Inst3 shares and provided that
Fund shares are held in an omnibus
account. In each case above where
noted that Fund shares are required
to be held in an omnibus account,
the Distributor, may, in its discretion,
determine to waive this requirement.
Minimum Initial Investment: No
minimum for the eligible investors
described in (i), (iii), (iv) and (v)
above; $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts) for the
eligible investors described in (vi)
above; and $1 million for all other
eligible investors, unless waived in
the discretion of the Distributor

Class S
Effective on or about October 1,
2024, Class S shares are available
(i) to be held, but not purchased, by
accounts of financial intermediaries
that, with specific written permission
from the Transfer Agent, have
instructed the Fund to exchange
Class Inst shares for Class S shares;
and (ii) to be held and purchased by
omnibus group retirement plans that
(A) opened and, subject to
exceptions, funded a Class Inst
share account as of the close of
business on March 28, 2013 and
have continuously held Class Inst
		None	None	N/A	None
Prospectus 2024
31

Columbia Acorn International®
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

shares in such account through at
least September 30, 2024 and (B)
received specific written permission
from the Transfer Agent to exchange
Class Inst shares for Class S shares.
Only omnibus retirement plans
referenced in (ii) above may purchase
Class S shares, open new Class S
accounts, or add new plan
participants to a Class S shares
omnibus retirement plan account.
Otherwise, Class S shares are not
available for purchase (other than
through the reinvestment of
distributions on Class S shares).(d)
Minimum Initial Investment: See
Eligibility above

(a)
For more information on the conversion of Class C shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions — Class C Shares —Conversion to Class A Shares.
(b)
For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)
These are the maximum applicable distribution and/or service fees under the Fund’s Rule 12b-1 plan. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.
(d)
These share classes are closed to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:
• Class Inst Shares: Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Inst account as of close of business on March 28, 2013, and have continuously held Class Inst shares in such account after such date, may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Inst accounts. Accounts of financial intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms are not permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions).
• Class Inst2 Shares. Shareholders with Class Inst2 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst2 shares may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts and add new shareholders in the program.
• Class Inst3 Shares: Shareholders with Class Inst3 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst3 shares may not establish new accounts for such share class but may continue to make additional purchases of Class Inst3 shares in existing accounts.
• Class S Shares. Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
32
Prospectus 2024

Columbia Acorn International®
Choosing a Share Class (continued)
Sales Charges and Commissions
Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees. You may be required to pay brokerage commissions and other fees to financial intermediaries when transacting in any class of Fund shares, including those that do not assess any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. Such brokerage commissions and other fees are set by the financial intermediary.
As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C shares of the Fund, if available. Over time, Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares. Although the full amount of your purchase price of Class C shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C shares. In this regard, Class C shares held in Direct-at-Fund Accounts automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and the conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares. Class Adv, Class Inst, Class Inst2, Class Inst3 and Class S shares of the Fund do not have distribution and/or service fees.
Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.
Class A Shares — Front-End Sales Charge
Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges and Appendix A.
The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge.
Prospectus 2024
33

Columbia Acorn International®
Choosing a Share Class (continued)
The front-end sales charge you will pay on Class A shares:
■
depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and
■
is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).
The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.
Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0–$49,999	5.75%	6.10%	5.00%
	$50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)
Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)
For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.
Class A Shares — CDSC
In some cases, you'll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.
■
If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.
■
Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.
Class A Shares — Commissions
The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares — Front-End Sales Charge above.
The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration
34
Prospectus 2024

Columbia Acorn International®
Choosing a Share Class (continued)
Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):
Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level* (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%
*
The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.
Class C Shares — Front-End Sales Charge
You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.
Class C Shares — Conversion to Class A Shares
Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted (pursuant to the financial intermediary’s Class C conversion policy, including those disclosed in Appendix A, which may differ from the Fund’s policy described here) provided that the intermediary is able to track individual shareholders’ holding periods. It is the financial intermediary's (and not the Fund's) responsibility to keep records and to ensure that the shareholder holding period is calculated properly. Not all financial intermediaries are able to track individual shareholders' holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary's platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares.
The following rules apply to the automatic conversion of Class C shares to Class A shares:
■
Class C share accounts that are Direct-at-Fund Accounts and Networked Accounts for which the Transfer Agent (and not your financial intermediary) sends you Fund account transaction confirmations and statements, convert on or about the 15th day of the month (if the 15th is not a business day, then the next business day thereafter) that they become eligible for automatic conversion provided that the Fund has records that Class C shares have been held for the requisite time period.
■
For purposes of determining the month when your Class C shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made. Your financial intermediary may choose a different day of the month to convert Class C shares. Please contact your financial intermediary for more information on calculating the holding period.
■
Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
Prospectus 2024
35

Columbia Acorn International®
Choosing a Share Class (continued)
■
You’ll receive the same dollar value of Class A shares as the Class C shares that were automatically converted. Class C shares that you received from an exchange of Class C shares of another Fund will convert based on the day you bought the original shares.
■
In addition to the above automatic conversion of Class C to Class A shares policy, the Transfer Agent seeks to convert Class C shares as soon as administratively feasible, regardless of how long such shares have been owned, to Class A shares of the same Fund for Direct-at-Fund Accounts (as defined below) that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
■
No sales charge or other charges apply in connection with these automatic conversions, and the conversions are free from U.S. federal income tax.
Class C Shares — CDSC
You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
Class C Shares — Commissions
Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. A portion of this payment may be passed along to your financial advisor. The Distributor seeks to recover this payment through distribution fees of up to 0.75% and shareholder service fees of up to 0.25% it receives under the Fund's Rule 12b-1 plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.
Reductions/Waivers of Sales Charges
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.
Class A Shares Front-End Sales Charge Reductions
The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.
First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members' ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.
36
Prospectus 2024

Columbia Acorn International®
Choosing a Share Class (continued)
Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow (which means you will not be able to redeem Fund shares equivalent to that amount until they are released from escrow). At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.
You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.
The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.
 FUNDamentals
Your “Immediate Family” and Account Value Aggregation
For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.
Eligible Accounts
The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E or Class Inst shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund: individual or joint accounts; Roth and traditional
Prospectus 2024
37

Columbia Acorn International®
Choosing a Share Class (continued)
Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.
The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund.
Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.
Class A Shares Front-End Sales Charge Waivers
There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI.
In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans; and (viii) purchases of Class A shares in Direct-at-Fund Accounts (as defined below) that do not have a financial intermediary assigned to them. For a more complete description of these eligible transactions, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
38
Prospectus 2024

Columbia Acorn International®
Choosing a Share Class (continued)
CDSC Waivers – Class A and Class C
You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares: in the event of the shareholder's death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund's Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); held within Direct-at-Fund Accounts that do not have a financial intermediary assigned to them; and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
Repurchases (Reinstatements)
As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.
Repurchases (Reinstatements)
Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C
Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.
To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the
Prospectus 2024
39

Columbia Acorn International®
Choosing a Share Class (continued)
extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to this prospectus and Appendix S of the SAI for more information about sales charge waivers.
Distribution and Service Fees
The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.
The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:
	Distribution Fee	Service Fee	Combined Total
Class A	None	0.25%	0.25%
Class Adv	None	None	None
Class C	0.75%	0.25%	1.00%
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class S	None	None	None
The distribution and/or service fees for Class A and Class C shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.
For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more that pay a Class A up-front commission to your financial intermediary and the financial intermediary has opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares also applies to purchases of funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses.
If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
40
Prospectus 2024

Columbia Acorn International®
Choosing a Share Class (continued)
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above or in larger amounts when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares of the Columbia Acorn Funds.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services vary by financial intermediary and according to distribution channel, but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Payments to financial intermediaries in excess of the amounts paid by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates.
Generally, each of the Columbia Acorn Funds compensates the Transfer Agent for payments made for Shareholder Services, for each share class except Class Inst3. Effective July 1, 2017, the Columbia Acorn Funds compensate the Transfer Agent for payments made for Shareholder Services as follows:
Financial Intermediary Distribution Channel	Fee Rate
Retirement	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Fund supermarket transaction fee (TF)	up to 0.12% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held for intermediaries or platforms charging a per account fee
Fund supermarket no-transaction fee (NTF)	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Bank	up to 0.10% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $20 per account held by intermediaries or platforms charging a per account fee
Broker-dealer	up to 0.13% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held by intermediaries or platforms charging a per account fee

With respect to Class Inst2 and Class Inst3 shares of the Fund, total annual compensation payable to the Transfer Agent may not exceed, respectively, 0.07% and 0.02% of the average daily net assets of the Class. For additional details about the application of the Columbia Acorn Funds’ fee limits, please refer to the SAI.
Prospectus 2024
41

Columbia Acorn International®
Choosing a Share Class (continued)
The Transfer Agent does not pay financial intermediaries for Shareholder Services, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries with respect to Class Inst3 shares of the Columbia Acorn Funds. The Fund believes that the fee levels paid to the Transfer Agent are reasonably related to the Shareholder Services provided, but payments may vary and there can be no assurance that the Fund will be able to identify with specificity the costs or particular Shareholder Services for which compensation is paid.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and pay Shareholder Services fees.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending the Fund or a particular share class over others.
42
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares
Share Price Determination
The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share = (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3)
Prospectus 2024
43

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Transaction Rules and Policies
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.
Order Processing
Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day's NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (as defined below), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
“Good Form”
An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.
Medallion Signature Guarantees
The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.
A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion
44
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
Customer Identification Program
Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Below the Minimum Account Balance
The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:
Minimum Account Balance
Minimum Account Balance
For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all classes except those listed below	None
Class Adv, Class Inst2 and Class Inst3	None
For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Minimum Balance Fee
If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the
Prospectus 2024
45

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.
For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.
Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee
The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2 and Class Inst3 shares; shareholders holding their shares through financial intermediary networked accounts or trust networked accounts; wrap fee and omnibus accounts; accounts with active monthly Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.
Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts
The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's
46
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Exchanging Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including exchange purchase orders, involving any Fund.
For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■
negative impact on the Fund's performance;
■
potential dilution of the value of the Fund's shares;
■
interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■
losses on the sale of investments resulting from the need to sell securities at less favorable prices;
Prospectus 2024
47

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
■
increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and
■
increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution, which may be exacerbated as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
The Columbia Acorn Funds may invest in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Opening an Account and Placing Orders
We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.
The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.
Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.
Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions
48
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.
The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.
Direct-At-Fund Accounts (Accounts Held Directly with the Fund)
Fund shares can be held in a variety of ways. You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares, or you or your financial intermediary can establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts). Direct-at-Fund Accounts include accounts held at the Transfer Agent that do not or no longer have a financial intermediary assigned to them.
To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.
Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.
Written Transactions – Direct-at-Fund Accounts
If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.
Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.
Prospectus 2024
49

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
Telephone Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.
You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.
Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.
Online Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.
Wire Transactions – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.
Electronic Funds Transfer via ACH – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by electronically transferring money via Automated Clearing House (ACH) from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.
50
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
Buying Shares
Eligible Investors
Class A Shares
Class A shares are available to the general public for investment.
Class Adv Shares
Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.
Class C Shares
Class C shares are available to the general public for investment, except that Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received from Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
Class Inst Shares
Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.
Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.
Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.
Prospectus 2024
51

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
Class Inst2 Shares
Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; (iii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst2 shares within such platform and that Fund shares are held in an omnibus account; and (iv) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.
Class Inst3 Shares
Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; (vii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (viii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Class S Shares
Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
52
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
Additional Eligible Investors
In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.
Minimum Initial Investments
The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.
The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.
Minimum Initial Investments
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all classes and account types except those listed below	$2,000	$100
Individual Retirement Accounts for all classes except those listed below	$1,000	$100
Group retirement plans	None	N/A
Class Adv and Class Inst	$0, $1,000 or $2,000(b)	$100(b)
Class Inst2	None	N/A
Class Inst3	$0, $1,000, $2,000 or $1 million(c)	$100(c)
(a)
If your Class A, Class Adv, Class C, Class Inst, or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.
(b)
The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for monthly Systematic Investment Plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.
(c)
There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); and fee -based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor, may, in its discretion, determine to waive this requirement.
Additional Information about Minimum Initial Investments
The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.
Prospectus 2024
53

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a Systematic Investment Plan, your account must meet the then-current applicable minimum initial investment.
Class Inst Shares Minimum Initial Investments
There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:
■
Any health savings account sponsored by a third party platform.
■
Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.
■
Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.
■
Any Trustee (or family member) of Columbia Acorn Trust.
■
Any employee (or family member) of the Investment Manager.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:
■
Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:
■
Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
■
Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.
■
Bank trust departments that assess their clients an asset-based fee.
■
Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).
54
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
■
Certain other investors as set forth in more detail in the SAI.
Systematic Investment Plan
The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, Systematic Investment Plan purchases will be confirmed on your quarterly account statement. Columbia Government Money Market Fund Systematic Investment Plan purchases will be confirmed at the time of the purchase. If establishing a Systematic Investment Plan to reduce the initial fund minimum, the plan needs to be established monthly to avoid the small account fee.
Dividend Diversification
Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.
Other Purchase Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).
■
Once the Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.
■
You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.
■
Subject to Class eligibility, you buy Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares at NAV per share because no front-end sales charge applies to purchases of these share classes.
■
The Distributor and the Transfer Agent reserve the right to cancel your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.
■
Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.
■
Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.
■
You generally may make a purchase only into a Fund that is accepting investments.
Please also read Appendix A and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.
Selling Shares
When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
Prospectus 2024
55

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually withdraw your entire investment.
Satisfying Fund Redemption Requests
When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties. The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility. As a result, borrowings available to the Fund under the credit facility might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings in the SAI for more information about the credit facility. The Fund is also limited in the total amount it may borrow. Please see About Fund Investments – Fundamental and Non-Fundamental Investment Policies in the SAI for more information about borrowing.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives, if any). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which means that for each redeeming shareholder, the first $250,000, or 1% of the Fund's net asset value, whichever is less, will be paid in cash or cash equivalents and the remainder may be paid in kind.
While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed-upon redemption date than on an earlier date on which the investment could have been redeemed for cash.
56
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
Redemption of Newly Purchased Shares
You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
Other Redemption Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.
■
Once the Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.
■
The Distributor, in its sole discretion, reserves the right to liquidate Fund shares (of any class of the Fund) held in an omnibus account of a financial intermediary that clears Fund share transactions through a clearing intermediary or platform that charges certain maintenance fees to the Fund if the value of the omnibus account, at the Fund share class (i.e., CUSIP) level, falls below $100,000 (a CUSIP Liquidation Event). The Distributor will provide at least 90 days’ notice of a CUSIP Liquidation Event to financial intermediaries with impacted omnibus accounts. Shareholders invested in the Fund through such omnibus accounts can request through their financial intermediary a tax-free exchange to Class A shares or shareholders can consider holding their Fund shares in a Direct-at-Fund Account, provided requirements to transfer the account are fulfilled. You should discuss your options with your financial intermediary.
■
If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.
■
If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.
■
No interest will be paid on uncashed redemption checks.
■
Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■
For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund's minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.
■
Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
Exchanging Shares
You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.
You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, including from Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S.
Prospectus 2024
57

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
Treasury Index Fund or any other Columbia Fund that does not charge a front-end sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.
Systematic Exchanges
You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.
Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.
Other Exchange Rules You Should Know
■
Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).
■
Once the Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.
■
The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.
■
Shares of the purchased Fund may not be used on the same day for another exchange or sale.
■
A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account in Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of another Columbia Fund.
■
If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Columbia Fund in the future, including dividends earned on that amount, without paying a sales charge.
■
If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.
■
You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.
■
You generally may make an exchange only into a Fund that is accepting investments.
■
The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
58
Prospectus 2024

Columbia Acorn International®
Buying, Selling and Exchanging Shares (continued)
■
Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.
■
Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.
■
Class Inst shares of a Fund may be exchanged for Class A or Class Inst shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Inst Shares for details.
Same-Fund Exchange Privilege
Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A. To exchange to another class of shares of the same Fund you must meet the new class’s eligibility criteria as described in this Prospectus.
Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts, except that the Transfer Agent seeks to convert Class C shares as soon as administratively feasible to Class A shares of the same Fund for Direct-at-Fund Accounts that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares. Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) when the shareholder moves from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.
Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.
Prospectus 2024
59

Columbia Acorn International®
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■
It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■
A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the Fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:
Declaration and Distribution Schedule
Declarations	Semiannually
Distributions	Semiannually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.
For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.
Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as
60
Prospectus 2024

Columbia Acorn International®
Distributions and Taxes (continued)
“buying a dividend.” To avoid “buying a dividend,” before you invest in a Fund, check the Fund's distribution schedule, which is available at the Columbia Funds' website, columbiathreadneedleus.com, and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.
Taxes
You should be aware of the following considerations applicable to the Fund:
■
The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.
■
Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.
■
Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include large net shareholder redemptions, portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com.
■
From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.
■
If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.
■
Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's “net investment income.”
■
Certain derivative instruments when held in the Fund's portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
■
Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the SAI.
Prospectus 2024
61

Columbia Acorn International®
Distributions and Taxes (continued)
■
Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.
■
A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
■
For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the Internal Revenue Service (IRS) cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the SAI, columbiathreadneedleus.com, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.
■
The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
62
Prospectus 2024

Columbia Acorn International®
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate might be higher. Class C shares were converted into Class A shares on April 15, 2024 and Class R shares were liquidated on April 19, 2024. Because the conversion and the liquidation occurred after the Fund’s fiscal year end, financial highlights for Class C and Class R shares are included in the table below. Because Class S shares of the Fund had not commenced operations prior to the date of this prospectus, no financial highlights are provided for this class.
This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.
Prospectus 2024
63

Columbia Acorn International®
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$21.34	0.09	4.03	4.12	—	—	—
Year Ended 12/31/2022	$33.19	0.17(f)	(11.35)	(11.18)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.31	0.01	4.08	4.09	(0.38)	(4.83)	(5.21)
Year Ended 12/31/2020	$34.20	0.06	4.51	4.57	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.48	0.25	8.19	8.44	(0.65)	(3.07)	(3.72)
Advisor Class
Year Ended 12/31/2023	$21.82	0.18	4.09	4.27	—	—	—
Year Ended 12/31/2022	$33.82	0.22(f)	(11.55)	(11.33)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.95	0.05	4.20	4.25	(0.55)	(4.83)	(5.38)
Year Ended 12/31/2020	$34.67	0.16	4.58	4.74	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.84	0.33	8.30	8.63	(0.73)	(3.07)	(3.80)
Class C
Year Ended 12/31/2023	$19.13	(0.07)	3.58	3.51	—	—	—
Year Ended 12/31/2022	$30.07	(0.02) (f)	(10.25)	(10.27)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$31.43	(0.24)	3.72	3.48	(0.01)	(4.83)	(4.84)
Year Ended 12/31/2020	$31.92	(0.17)	4.14	3.97	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$27.63	0.00(h)	7.65	7.65	(0.29)	(3.07)	(3.36)
Institutional Class
Year Ended 12/31/2023	$21.46	0.15	4.05	4.20	—	—	—
Year Ended 12/31/2022	$33.28	0.23(f)	(11.38)	(11.15)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.47	0.10	4.09	4.19	(0.55)	(4.83)	(5.38)
Year Ended 12/31/2020	$34.25	0.14	4.54	4.68	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.51	0.33	8.21	8.54	(0.73)	(3.07)	(3.80)
Institutional 2 Class
Year Ended 12/31/2023	$21.45	0.17	4.04	4.21	—	—	—
Year Ended 12/31/2022	$33.25	0.24(f)	(11.37)	(11.13)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.46	0.12	4.09	4.21	(0.59)	(4.83)	(5.42)
Year Ended 12/31/2020	$34.22	0.16	4.54	4.70	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.49	0.35	8.20	8.55	(0.75)	(3.07)	(3.82)
Institutional 3 Class
Year Ended 12/31/2023	$21.84	0.18	4.13	4.31	—	—	—
Year Ended 12/31/2022	$33.83	0.26(f)	(11.58)	(11.32)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.99	0.15	4.14	4.29	(0.62)	(4.83)	(5.45)
Year Ended 12/31/2020	$34.67	0.19	4.59	4.78	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.83	0.37	8.30	8.67	(0.76)	(3.07)	(3.83)
Class R
Year Ended 12/31/2023	$21.29	0.04	4.00	4.04	—	—	—
Year Ended 12/31/2022	$33.19	0.11(f)	(11.34)	(11.23)	—	(0.67)	(0.67)
Year Ended 12/31/2021	$34.24	(0.08)	4.07	3.99	(0.21)	(4.83)	(5.04)
Year Ended 12/31/2020	$34.22	(0.01)	4.49	4.48	(0.20)	(4.26)	(4.46)
Year Ended 12/31/2019	$29.44	0.06	8.27	8.33	(0.48)	(3.07)	(3.55)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense. For the periods indicated below, if line of credit interest expense had been excluded, expenses would have been lower by:

Class	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Class A	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Class C	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%
Class R	0.01%	less than 0.01%	—%	less than 0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.02 per share.
(g)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.03%.

(h)	Rounds to zero.
64
Prospectus 2024

Columbia Acorn International®
Financial Highlights (continued)

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class A
Year Ended 12/31/2023	$25.46	19.31%	1.37% (c), (d)	1.24% (c), (d), (e)	0.41%	46%	$155,877
Year Ended 12/31/2022	$21.34	(33.81%)	1.27% (c), (d), (g)	1.23% (c), (d), (e), (g)	0.71%	29%	$151,725
Year Ended 12/31/2021	$33.19	12.63%	1.24% (d)	1.23% (d), (e)	0.03%	27%	$282,125
Year Ended 12/31/2020	$34.31	14.68%	1.28% (d)	1.24% (d), (e)	0.21%	55%	$283,478
Year Ended 12/31/2019	$34.20	29.56%	1.27% (d)	1.24% (d), (e)	0.76%	32%	$307,872
Advisor Class
Year Ended 12/31/2023	$26.09	19.57%	1.11% (c), (d)	0.99% (c), (d), (e)	0.77%	46%	$5,689
Year Ended 12/31/2022	$21.82	(33.62%)	1.04% (c), (d), (g)	0.98% (c), (d), (e), (g)	0.96%	29%	$6,644
Year Ended 12/31/2021	$33.82	12.88%	0.99% (d)	0.98% (d), (e)	0.14%	27%	$9,279
Year Ended 12/31/2020	$34.95	14.98%	1.03% (d)	0.99% (d), (e)	0.52%	55%	$22,549
Year Ended 12/31/2019	$34.67	29.86%	1.02% (d)	0.99% (d), (e)	1.00%	32%	$12,733
Class C
Year Ended 12/31/2023	$22.64	18.35%	2.11% (c), (d)	1.99% (c), (d), (e)	(0.33%)	46%	$3,321
Year Ended 12/31/2022	$19.13	(34.30%)	2.02% (c), (d), (g)	1.98% (c), (d), (e), (g)	(0.07%)	29%	$4,070
Year Ended 12/31/2021	$30.07	11.76%	1.99% (d)	1.98% (d), (e)	(0.74%)	27%	$10,687
Year Ended 12/31/2020	$31.43	13.82%	2.02% (d)	1.99% (d), (e)	(0.57%)	55%	$19,998
Year Ended 12/31/2019	$31.92	28.61%	2.02% (d)	2.00% (d), (e)	0.01%	32%	$18,749
Institutional Class
Year Ended 12/31/2023	$25.66	19.57%	1.12% (c), (d)	0.99% (c), (d), (e)	0.66%	46%	$837,217
Year Ended 12/31/2022	$21.46	(33.63%)	1.03% (c), (d), (g)	0.98% (c), (d), (e), (g)	0.96%	29%	$906,415
Year Ended 12/31/2021	$33.28	12.89%	0.99% (d)	0.98% (d), (e)	0.28%	27%	$1,727,042
Year Ended 12/31/2020	$34.47	14.99%	1.03% (d)	0.99% (d), (e)	0.46%	55%	$1,760,927
Year Ended 12/31/2019	$34.25	29.89%	1.02% (d)	0.99% (d), (e)	1.01%	32%	$1,947,995
Institutional 2 Class
Year Ended 12/31/2023	$25.66	19.63%	1.05% (c), (d)	0.92% (c), (d)	0.75%	46%	$22,937
Year Ended 12/31/2022	$21.45	(33.60%)	0.97% (c), (d), (g)	0.92% (c), (d), (g)	1.04%	29%	$80,059
Year Ended 12/31/2021	$33.25	12.97%	0.95% (d)	0.92% (d)	0.34%	27%	$126,973
Year Ended 12/31/2020	$34.46	15.06%	0.97% (d)	0.92% (d)	0.53%	55%	$129,576
Year Ended 12/31/2019	$34.22	29.95%	0.97% (d)	0.93% (d)	1.06%	32%	$183,763
Institutional 3 Class
Year Ended 12/31/2023	$26.15	19.73%	1.01% (c), (d)	0.89% (c), (d)	0.77%	46%	$131,038
Year Ended 12/31/2022	$21.84	(33.58%)	0.92% (c), (d), (g)	0.88% (c), (d), (g)	1.10%	29%	$133,738
Year Ended 12/31/2021	$33.83	13.00%	0.90% (d)	0.88% (d)	0.40%	27%	$179,991
Year Ended 12/31/2020	$34.99	15.10%	0.93% (d)	0.88% (d)	0.60%	55%	$277,614
Year Ended 12/31/2019	$34.67	30.04%	0.92% (d)	0.89% (d)	1.12%	32%	$239,441
Class R
Year Ended 12/31/2023	$25.33	18.98%	1.62% (c), (d)	1.49% (c), (d), (e)	0.16%	46%	$2,109
Year Ended 12/31/2022	$21.29	(33.96%)	1.52% (c), (d), (g)	1.48% (c), (d), (e), (g)	0.47%	29%	$2,077
Year Ended 12/31/2021	$33.19	12.34%	1.49% (d)	1.48% (d), (e)	(0.22%)	27%	$3,691
Year Ended 12/31/2020	$34.24	14.40%	1.53% (d)	1.49% (d), (e)	(0.04%)	55%	$3,398
Year Ended 12/31/2019	$34.22	29.21%	1.52% (d)	1.50% (d), (e)	0.19%	32%	$3,696

Prospectus 2024
65

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges
As noted in the Choosing a Share Class section of the prospectus, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts and does not apply in any case to non-omnibus positions wherever held. These reductions and/or waivers may apply to purchases, sales, and exchanges of Fund shares. A shareholder transacting in Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.
The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Funds, the Investment Manager and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.
 Ameriprise Financial Services, LLC (Ameriprise Financial Services)
The following information has been provided by Ameriprise Financial Services:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:
Shareholders purchasing Fund shares through an Ameriprise Financial Services brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia Fund family).
■
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Fund’s Class C Shares – Conversion to Class A Shares policy (stated outside this Appendix A) provides for a waiver with respect to exchanges of Class C shares or the conversion of Class C shares following a shorter holding period, that waiver will apply.
■
Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
Shares purchased from the proceeds of redemptions from another fund in the Columbia Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
A-1
Prospectus 2024

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Robert W. Baird & Co. Incorporated (Baird)
The following information has been provided by Baird:
Effective June 30, 2020, shareholders purchasing Columbia Fund shares through a Baird platform or account that maintains an omnibus position with the Fund will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Baird will not apply to non-omnibus positions.
Front-End Sales Charge Waivers on Class A Shares Available at Baird:
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Columbia Fund.
■
Share purchases by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
■
Shares purchased with the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Columbia Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and Class C Shares Available at Baird:
■
Shares sold due to death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased due to returns of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
■
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
■
Breakpoints as described in this prospectus.
■
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Baird. Eligible Columbia Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Columbia Funds through Baird, over a 13-month period of time.
Prospectus 2024
A-2

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Edward D. Jones & Co., L.P. (Edward Jones)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in Columbia Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing Columbia Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or the Fund’s SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds and Future Scholars Program, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this prospectus.
Rights of Accumulation (ROA)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Columbia Funds and Future Scholars Program held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
A-3
Prospectus 2024

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made from a share class that charges a front-end load and one of the following:
■
The redemption and repurchase occur in the same account.
■
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
■
Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder.
■
Systematic withdrawals with up to 10% per year of the account value.
■
Return of excess contributions from an Individual Retirement Account (IRA).
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■
Shares exchanged in an Edward Jones fee-based program.
■
Shares acquired through NAV reinstatement.
■
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■
Initial purchase minimum: $250
■
Subsequent purchase minimum: none
Prospectus 2024
A-4

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Minimum Balances
■
Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform.
■
A 529 account held on an Edward Jones platform.
■
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
■
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in the Fund to Class A shares.
 Janney Montgomery Scott LLC (Janney)
The following information has been provided by Janney:
Effective May 1, 2020, if you purchase Columbia Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Janney does not apply to non-omnibus positions.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares acquired through a right of reinstatement.
■
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■
Shares acquired through a right of reinstatement.
■
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■
Breakpoints as described in this prospectus.
A-5
Prospectus 2024

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge”.
 J.P. Morgan Securities LLC
The following information has been provided by J.P. Morgan Securities LLC:
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
■
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
■
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
■
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
■
Shares purchased through rights of reinstatement.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia fund family).
■
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
■
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
■
Breakpoints as described in this prospectus.
Prospectus 2024
A-6

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of Columbia fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Columbia fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
■
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Columbia fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
 Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares purchased through a Merrill investment advisory program.
■
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
■
Shares purchased through the Merrill Edge Self-Directed platform.
■
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
■
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).
■
Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees).
■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days
A-7
Prospectus 2024

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (CDSC) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
■
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
■
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
■
Shares sold due to return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
■
Front-end or level-load shares held in commission-based, non-taxable requirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in accounts in their Merrill Household.
■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
 Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)
The following information has been provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Columbia Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management Effective July 1, 2018:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
■
Shares purchased through a Morgan Stanley self-directed brokerage account.
■
Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.
Prospectus 2024
A-8

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
 Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
The following information has been provided by Raymond James:
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Columbia Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Columbia Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James:
Effective March 1, 2019, shareholders purchasing Columbia Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James:
■
Shares purchased in an investment advisory program.
■
Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James:
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.
A-9
Prospectus 2024

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:
■
Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
 Stifel, Nicolaus & Company, Incorporated (Stifel) and its broker dealer affiliates
The following information has been provided by Stifel:
Effective January 2, 2024, shareholders purchasing or holding Columbia Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
■
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Columbia Funds held by accounts within the purchaser’s household at Stifel. Eligible Columbia Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
■
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
■
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
■
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Columbia Funds.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
Prospectus 2024
A-10

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares from rollovers into Stifel from retirement plans to IRAs.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Purchases of Class 529-A shares through a rollover from another 529 plan.
■
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
■
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
■
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares acquired through a right of reinstatement.
■
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
■
Shares exchanged or sold in a Stifel fee-based program.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Share Class Conversions in Advisory Accounts
■
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
 U.S. Bancorp Investments, Inc. (USBI)
The following information has been provided by USBI:
Effective September of 2021, shareholders purchasing Columbia Fund shares through a USBI platform or who own shares for which USBI is the broker-dealer, where the shares are held in an omnibus account, will only be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
All other sales charge waivers and reduction described elsewhere in this prospectus or the Fund’s SAI still apply.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
 Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries
Shareholders purchasing Columbia Fund shares through a platform or account of RBC Capital Markets, LLC are eligible for the following sales charge waiver:
A-11
Prospectus 2024

Columbia Acorn International®
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Class A Shares Front-End Sales Charge Waiver Available at RBC Capital Markets, LLC:
■
For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Prospectus 2024
A-12

[This page intentionally left blank]

[This page intentionally left blank]

Columbia Acorn International®
P.O. Box 219104
Kansas City, MO 64121-9104

Columbia Acorn Family of Funds
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail: Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Shareholder Communications with the Board
The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.
Obtaining Additional Information from the SEC
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Acorn Trust, of which the Fund is a series, is 811-01829.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO111_12_P01_(05/24)

Prospectus
May 1, 2024

Columbia Acorn Family of Funds
Managed by Columbia Wanger Asset Management, LLC

Columbia Acorn International SelectSM

Class	Ticker Symbol
A	LAFAX
Advisor (Class Adv)	CILRX
Institutional (Class Inst)	ACFFX
Class	Ticker Symbol
Institutional 2 (Class Inst2)	CRIRX
Institutional 3 (Class Inst3)	CSIRX
S (a)	—
(a)
Class S shares are not currently available for purchase.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2

Columbia Acorn International SelectSM
Summary of the Fund
Investment Objective
Columbia Acorn International SelectSM (the Fund) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 28 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Classes Adv, Inst, Inst2, Inst3, and S
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class Inst	Class Inst2	Class Inst3	Class S
Management fees	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(b)	0.41%	0.41%	0.41%	0.27%	0.22%	0.41%
Total annual Fund operating expenses(c)	1.55%	1.30%	1.30%	1.16%	1.11%	1.30%
Less: Fee waivers and/or expense reimbursements(d)	(0.31%)	(0.31%)	(0.31%)	(0.32%)	(0.32%)	(0.31%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	0.99%	0.99%	0.84%	0.79%	0.99%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
Other expenses for Class S shares are based on estimated amounts for the Fund’s current fiscal year.
(c)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(d)
Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund, through April 30, 2025, so that ordinary operating expenses (excluding any transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.24% for Class A shares, 0.99% for Class Adv shares, 0.99 % for Class Inst shares, 0.84% for Class Inst2 shares, 0.79 % for Class Inst3 shares and 0.99% for Class S shares. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager. The fee waivers and/or expense reimbursements shown in the table also reflect the contractual agreement of the Fund's transfer agent, Columbia Management Investment Services Corp. (the Transfer Agent), to waive a portion of its fees through April 30, 2025, such that the Fund's transfer agency fees do not exceed the annual rates of 0.05% of the average daily net assets of Class Inst2 shares and 0.00% of the average daily net assets of Class Inst3 shares. This arrangement may be terminated at the sole discretion of the Fund's Board of Trustees.
Prospectus 2024
3

Columbia Acorn International SelectSM
Summary of the Fund (continued)
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$694	$1,008	$1,344	$2,290
Class Adv (whether or not shares are redeemed)	$101	$382	$683	$1,541
Class Inst (whether or not shares are redeemed)	$101	$382	$683	$1,541
Class Inst2 (whether or not shares are redeemed)	$86	$337	$607	$1,380
Class Inst3 (whether or not shares are redeemed)	$81	$321	$581	$1,323
Class S (whether or not shares are redeemed)	$101	$382	$683	$1,541
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom).
The Fund also may invest up to 35% of its total assets in companies in emerging markets (for example, China, India and Brazil). The Fund generally invests in at least three countries other than the United States but may invest up to 25% of its total assets in securities of U.S. issuers.
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the MSCI ACWI ex USA Growth Index (Net), the Fund's primary benchmark, (the Index) at the time of purchase (between $850.4 million and $2.0 trillion as of March 31, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index.
4
Prospectus 2024

Columbia Acorn International SelectSM
Summary of the Fund (continued)
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. The Fund also may invest in larger-sized companies. The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the industrials and information technology sectors.
The Fund invests in a limited number of foreign companies, offering the potential to provide above-average growth over time. Generally, the Fund anticipates holding between 30-60 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range. In pursuit of the Fund’s objective, the portfolio managers will take advantage of the research and stock-picking capabilities of the Investment Manager and will generally concentrate the Fund’s investments in those sectors, companies, geographic regions or industries that the portfolio managers believe offer the best investment return potential.
The Investment Manager typically seeks companies with:
■
A strong business franchise that offers growth potential.
■
Products and services in which the company has a competitive advantage.
■
A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Select Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of its portfolio securities decline in price. The Fund accordingly may be more susceptible to economic, political and regulatory developments than a fund that invests in a greater number of companies. In addition, the Fund’s holdings and weightings will diverge significantly from its primary benchmark’s holdings and weightings and the Fund may therefore experience greater risk and volatility relative to the benchmark. Because the Fund may invest in more than one company concentrated in a similar industry, sector or geographic region, the Fund may be even more concentrated than the number of companies it may hold would suggest.
Prospectus 2024
5

Columbia Acorn International SelectSM
Summary of the Fund (continued)
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■
Asia Pacific Region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
■
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and the EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
■
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
6
Prospectus 2024

Columbia Acorn International SelectSM
Summary of the Fund (continued)
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors, including the industrials and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
■
Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in share prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of foreign sub-custodians. Some countries have limited governmental oversight and regulation, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the
Prospectus 2024
7

Columbia Acorn International SelectSM
Summary of the Fund (continued)
security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. In certain non-U.S. markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Operational and Settlement Risks of Securities in Emerging Markets. Foreign sub-custodians in emerging markets may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. There may also be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. Emerging market currencies may not have an active trading market and are subject to a higher risk of currency devaluations.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights.
Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-cap companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Large-Cap Company Securities Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.
8
Prospectus 2024

Columbia Acorn International SelectSM
Summary of the Fund (continued)
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class S shares of the Fund had not commenced operations as of the date of this prospectus and has no performance information to report. The bar chart shows how the Fund’s Class Inst share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of the MSCI ACWI ex USA Growth Index (Net), the Fund's primary benchmark, and those of the MSCI ACWI ex USA Index (Net), the Fund's secondary benchmark. The MSCI ACWI ex USA Growth Index (Net) captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 developed market countries and 24 emerging market countries. The MSCI ACWI ex USA Index (Net) captures large- and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. As of March 31, 2024, the MSCI ACWI ex USA Index (Net) had 2,231 constituents and covered approximately 85% of the global equity opportunity set outside the United States.
Any share class, such as Class S shares, without performance to report, would have annual returns substantially similar to Class Inst shares. Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Inst shares and will vary for other share classes.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	26.16%
	Worst	1st Quarter 2020	-25.62%
*
Year to Date return as of March 31, 2024: 3.38%
Prospectus 2024
9

Columbia Acorn International SelectSM
Summary of the Fund (continued)
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	11/23/1998
returns before taxes		18.42%	5.66%	3.88%
returns after taxes on distributions		18.50%	4.82%	2.94%
returns after taxes on distributions and sale of Fund shares		10.99%	4.53%	3.02%
Class A returns before taxes	10/16/2000	11.31%	4.16%	3.00%
Class Adv returns before taxes	11/08/2012	18.37%	5.66%	3.87%
Class Inst2 returns before taxes	11/08/2012	18.54%	5.76%	3.96%
Class Inst3 returns before taxes	11/08/2012	18.64%	5.82%	4.02%
MSCI ACWI ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		14.03%	7.49%	4.55%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		15.62%	7.08%	3.83%

Fund Management
Investment Manager: Columbia Wanger Asset Management, LLC
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Simon Haines, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Nitisha Bosamia, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o SS&C GIDS, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
10
Prospectus 2024

Columbia Acorn International SelectSM
Summary of the Fund (continued)
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Class A	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Investment Manager, the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. (Ameriprise Financial) and/or its affiliates. Ask your financial advisor or visit your financial intermediary's website for more information.
Prospectus 2024
11

Columbia Acorn International SelectSM
More Information About the Fund
Investment Objective
Columbia Acorn International SelectSM (the Fund) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval. There is no assurance the Fund’s objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom).
The Fund also may invest up to 35% of its total assets in companies in emerging markets (for example, China, India and Brazil). The Fund generally invests in at least three countries other than the United States but may invest up to 25% of its total assets in securities of U.S. issuers.
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the MSCI ACWI ex USA Growth Index (Net), the Fund's primary benchmark, (the Index) at the time of purchase (between $850.4 million and $2.0 trillion as of March 31, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. The Fund also may invest in larger-sized companies. The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the industrials and information technology sectors.
The Fund invests in a limited number of foreign companies, offering the potential to provide above-average growth over time. Generally, the Fund anticipates holding between 30-60 securities in its portfolio; however, the Fund may hold, at any time, more or fewer securities than noted in this range. In pursuit of the Fund’s objective, the portfolio managers will take advantage of the research and stock-picking capabilities of the Investment Manager and will generally concentrate the Fund’s investments in those sectors, companies, geographic regions or industries that the portfolio managers believe offer the best investment return potential.
The Investment Manager typically seeks companies with:
■
A strong business franchise that offers growth potential.
■
Products and services in which the company has a competitive advantage.
■
A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below, among others. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
12
Prospectus 2024

Columbia Acorn International SelectSM
More Information About the Fund (continued)
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the Investment Manager to select investments and to make investment decisions that will achieve the Fund’s investment objective. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Select Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of its portfolio securities decline in price. The Fund accordingly may be more susceptible to economic, political and regulatory developments than a fund that invests in a greater number of companies. In addition, the Fund’s holdings and weightings will diverge significantly from its primary benchmark’s holdings and weightings and the Fund may therefore experience greater risk and volatility relative to the benchmark. Because the Fund may invest in more than one company concentrated in a similar industry, sector or geographic region, the Fund may be even more concentrated than the number of companies it may hold would suggest.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
■
Asia Pacific Region. A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as
Prospectus 2024
13

Columbia Acorn International SelectSM
More Information About the Fund (continued)
a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in a region with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.
■
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Most developed countries in Western Europe are members of the EU, and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, significant private or public debt problems in a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the UK from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which could adversely affect the value of your investment in the Fund. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods.
■
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. A significant portion of Japan's trade is conducted with developing nations in East and Southeast Asia and its economy can be affected by conditions and currency fluctuations in these and other countries. For a number of years, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Securities in Japan are denominated and quoted in yen. As a result, the value of the Fund's Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Securities traded on Japanese stock exchanges have exhibited significant volatility in recent years. As a result of the Fund’s
14
Prospectus 2024

Columbia Acorn International SelectSM
More Information About the Fund (continued)
investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors, including the industrials and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
■
Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Liquidity and Trading Volume Risk. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Manager will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in share prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s
Prospectus 2024
15

Columbia Acorn International SelectSM
More Information About the Fund (continued)
income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (foreign sub-custodians), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
16
Prospectus 2024

Columbia Acorn International SelectSM
More Information About the Fund (continued)
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not have an active trading market internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.
Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant
Prospectus 2024
17

Columbia Acorn International SelectSM
More Information About the Fund (continued)
positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Large-Cap Company Securities Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund. For information about risks associated with changing levels of Fund distributions, see the Fund’s SAI.
Changing the Fund’s Investment Objective and Policies
The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the SAI.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
18
Prospectus 2024

Columbia Acorn International SelectSM
More Information About the Fund (continued)
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. The Fund expects to enter into such transactions in the form of stock index futures in order to obtain exposure to the overall sector of the market represented by a particular stock index or to invest the Fund’s uninvested cash balances in a manner that the Investment Manager believes aligns more closely with the Fund’s investment strategy than simply holding short-term fixed income investments or cash equivalents (known as cash equitization). The Fund may also use forward foreign currency contracts to manage currency risk and exposures, including to obtain, maintain, or hedge currency exposures, including relative to Fund benchmarks. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies typically expose the Fund to gains and losses in excess of the amount actually invested in the derivative. This characteristic of a derivative (known as "leverage") may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual (including distressed) market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Fund Investing
The Investment Manager and its affiliate, Columbia Management Investment Advisers, LLC (Columbia Management), serve as investment advisers to mutual funds and ETFs using the Columbia brand (Columbia Funds), including mutual funds that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager and Columbia Management seek to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of
Prospectus 2024
19

Columbia Acorn International SelectSM
More Information About the Fund (continued)
scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of the Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or Columbia Management may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, the Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or Columbia Management also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash, including cash collateral received in connection with its securities lending program, in shares of money market funds, including funds advised by affiliates of the Investment Manager. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Lending of Portfolio Securities
The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, the borrower does not return a loaned security and the proceeds from sale of the collateral are not sufficient to replace the borrowed security. The Fund invests collateral in a government money market fund.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. These investment positions may include, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as the Investment Manager deems necessary. During these times, the Investment Manager may make frequent portfolio changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, columbiathreadneedleus.com, as described below. Once posted, the portfolio holdings information will remain
20
Prospectus 2024

Columbia Acorn International SelectSM
More Information About the Fund (continued)
available on the website until at least the date on which such Fund files a Form N-CSR or publicly available Form N-PORT (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.
The Fund considers changes in its portfolio holdings to be confidential information. Consequently, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed. The Fund’s complete portfolio holdings are disclosed approximately 30 to 40 days after each month-end. The top 15 holdings may be available sooner, approximately 15 calendar days after each month-end. Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.
Cybersecurity
The Fund, like all companies, may be susceptible to operational and information security risks, including the risk of cyber attacks or failures. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. See the discussion of Cybersecurity Breaches and Technology and Related Systems Failure Risk in the SAI for further information.
Use of Benchmarks
Benchmarks are indices that provide some comparative guidance in assessing the Fund’s performance. The Investment Manager selects the benchmark(s) it believes provide meaningful comparisons for the Fund. However, there may be different or additional indices that more closely reflect the market sectors in which the Fund invests. The Fund’s benchmark(s) may change from time to time. The benchmarks included in this prospectus are intended only as guideposts for your assessment of the Fund’s performance.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund's holdings may diverge significantly from those of the benchmarks selected by the Investment Manager. In addition, the Fund may invest in securities outside the industry and geographic sectors represented in its benchmarks. The Fund's weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of its benchmarks.
eDelivery and Mailings to Households
In order to reduce shareholder expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at columbiathreadneedleus.com/investor/.
Additional Information on Portfolio Turnover
A mutual fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes. Also, a high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a
Prospectus 2024
21

Columbia Acorn International SelectSM
More Information About the Fund (continued)
fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. See the Financial Highlights section of this prospectus for the Fund's portfolio turnover rates for the past five years.
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class. Please see Fee Waiver/Expense Reimbursement Arrangements below for information about commitments made by the Investment Manager and/or its affiliates during the performance period covered by this prospectus.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These expenses include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements
Effective July 1, 2016, the Investment Manager has contractually agreed to permanently reduce the investment advisory fee payable to it by the Fund by 0.05% at all net asset levels.
22
Prospectus 2024

Columbia Acorn International SelectSM
More Information About the Fund (continued)
The Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of:
Columbia Acorn International Select
Class A	1.24%
Class Adv	0.99%
Class Inst	0.99%
Class Inst2	0.84%
Class Inst3	0.79%
Class S	0.99%
This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.
The fee waivers and/or expense reimbursements shown in the table above also reflect the contractual agreement of the Fund's Transfer Agent to waive a portion of its fees through April 30, 2025, such that the Fund's transfer agency fees do not exceed the annual rates of 0.05% of the average daily net assets of Class Inst2 shares and 0.00% of the average daily net assets of Class Inst3 shares. This arrangement may be terminated at the sole discretion of the Board.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or its affiliates that were in place during the performance period shown in the Performance Information section of this prospectus. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Board of Trustees
The Fund is governed by the Board. More than 75% of the Fund's Trustees are independent (Independent Trustees), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund's officers to establish the Fund's policies and oversee its activities. Among the Trustees' responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees.
Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust (the Trust). The Trust's Bylaws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn family of funds (Columbia Acorn Funds). The mailing address for the Trustees and officers is 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606.
For more detailed information about the Board, please refer to the SAI.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various parties, including, among others, the Investment Manager, the Distributor, the Transfer Agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or
Prospectus 2024
23

Columbia Acorn International SelectSM
More Information About the Fund (continued)
other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, which also serves as the Fund's administrator (the Administrator), Columbia Management, which serves as the Fund's sub-administrator pursuant to an agreement with the Investment Manager (the Sub-Administrator), the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Wanger Asset Management, LLC is located at 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606. As of March 31, 2024, the Investment Manager had assets under management of approximately $6.5 billion. The Investment Manager is a registered investment adviser and wholly-owned subsidiary of Columbia Management, which is a wholly-owned subsidiary of Ameriprise Financial. In addition to serving as an investment adviser to mutual funds, the Investment Manager acts as an investment manager for other private funds and institutional accounts.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.
The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to the Investment Manager by the Fund amounted to 0.89% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2023.
The Investment Manager and its investment advisory affiliates, including Columbia Management and Threadneedle International Limited (Threadneedle) (Participating Affiliates), around the world may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management and proxy voting) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Fund and other accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Fund's compliance policies and procedures, provide services to the Fund.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
24
Prospectus 2024

Columbia Acorn International SelectSM
More Information About the Fund (continued)
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Simon Haines, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Nitisha Bosamia, CFA	Portfolio Manager	Co-Portfolio Manager	November 2023
Mr. Haines joined Threadneedle, a Participating Affiliate, in 1999. Mr. Haines began his investment career in 1999 and earned a degree in biology from Oxford University.
Ms . Bosamia joined Threadneedle, a Participating Affiliate, through the acquisition of BMO GAM (EMEA) in 2021, having previously been with BMO since 2015. Ms . Bosamia began her investment career in 2013 and earned a Bachelor’s degree in Economics (Hons) from Durham University.
The Administrator
Columbia Wanger Asset Management, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform many of these services (including fund accounting), and pays a fee for the services of the Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:
Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee for each open account and compensates the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held. In addition, subject to certain limitations, the Fund compensates the Transfer Agent for payments made to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and the type of shareholder services provided. The Transfer Agent is contractually obligated to oversee such intermediaries for the purpose of reasonably assuring their compliance with applicable law and the terms of their agreements to provide the shareholder services. For more information about Shareholder Services fees, see Choosing a Share Class — Financial Intermediary Compensation.
Prospectus 2024
25

Columbia Acorn International SelectSM
More Information About the Fund (continued)
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
This section describes certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates. Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including: insurance, broker-dealer (sales and trading), asset management and financial services. As a consequence of these activities, Ameriprise Financial or its affiliates may have interests arising from their other business lines that conflict with the interests of the Fund. These activities may also, from time to time, place certain investment constraints on the management of the Fund that might not otherwise arise.
As described in More Information About the Fund - Primary Service Provider Contracts, the Investment Manager, Administrator, Sub-Administrator, Distributor and Transfer Agent are all affiliates of Ameriprise Financial. In addition to the services that they provide to the Fund, they also provide substantially similar services (for which they are compensated) to other clients and customers, including the Columbia Funds. Ameriprise Financial and its other affiliates may also provide services (for which they are compensated) to the Fund, other Columbia Funds or other clients and customers.
Examples of activities that could lead to conflicts of interest and/or impose limitations that could affect the Fund include the following:
■
the Investment Manager and other Ameriprise Financial affiliates may receive compensation and other benefits related to the management/administration of the Fund and the other Columbia Funds and the sale of their shares;
■
there may be competition for limited investment opportunities that must be allocated among the Fund, the other Columbia Funds and other clients and customers of the Investment Manager (which can include affiliates of the Investment Manager) that may have the same or similar investment objectives as the Fund;
■
management of the Fund may diverge from other Columbia Funds or other clients and customers of the Investment Manager or Ameriprise Financial affiliates, for example, advice given to the Fund may differ from, or conflict with, advice given to other funds or accounts;
■
there may be regulatory or investment restrictions imposed on the investment activities of the Investment Manager arising from the activities or holdings of other Columbia Funds or other clients or customers of the Investment Manager or Ameriprise Financial and its affiliates, for example, caps on the aggregate amount of certain types of investments or in holdings of particular portfolio companies that may be made by affiliated entities, including the Fund;
■
Ameriprise Financial or its affiliates may have potentially conflicting relationships with companies and other entities in which the Fund invests; and
■
there may be regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, for example, if an affiliated entity were in possession of non-public information, the Investment Manager might be prohibited by law from using that information in connection with the management of the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and Affiliates – Certain Conflicts of Interest section of the SAI. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.
26
Prospectus 2024

Columbia Acorn International SelectSM
More Information About the Fund (continued)
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
Prospectus 2024
27

Columbia Acorn International SelectSM
Choosing a Share Class
The Funds
The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.
Funds Contact Information
Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o SS&C GIDS, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.
*
The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.
Omnibus Accounts
The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.
Retirement Plans and Omnibus Retirement Plans
The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.
Networked Accounts
Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.
Summary of Share Class Features
Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as
28
Prospectus 2024

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things:
■
The amount you plan to invest.
■
How long you intend to remain invested in the Fund.
■
The fees (e.g., sales charge or “load”) and expenses for each share class.
■
Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.
 FUNDamentals
Front-End Sales Charge Calculation
The front-end sales charge is calculated as a percentage of the offering price.
■
The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.
■
The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.
The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
 FUNDamentals
Contingent Deferred Sales Charge
A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.
Share Class Features
The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares.
Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus, as it may be supplemented from time to time, and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new and/or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.
Prospectus 2024
29

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
The sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts (as described below))	5.75% maximum, declining to 0.00% on investments of $1 million or more
CDSC on certain
investments of
between $1 million
and $50 million
redeemed within
18 months after
purchase charged
as follows:
• 1.00% CDSC if
redeemed within
12 months after
purchase and
• 0.50% CDSC if
redeemed more
than 12, but less
than 18, months
after purchase

Reductions: yes, see Choosing
a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Reductions
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Waivers, as well as Choosing
a Share Class — CDSC
Waivers – Class A and Class C
Financial intermediary-specific
waivers are also available, see
Appendix A
Service Fee: 0.25%
Class Adv
Eligibility: Available only to (i)
omnibus retirement plans, including
self-directed brokerage accounts
within omnibus retirement plans that
clear through institutional no
transaction fee (NTF) platforms;
retirement plans; (ii) trust companies
or similar institutions; (iii) broker-
dealers, banks, trust companies and
similar institutions that clear Fund
share transactions for their client or
customer investment advisory or
similar accounts through designated
financial intermediaries and their
mutual fund trading platforms that
have been granted specific written
authorization from the Transfer Agent
with respect to Class Adv eligibility
apart from selling, servicing or
similar agreements; (iv) 501(c)(3)
charitable organizations; (v) 529
plans; (vi) health savings accounts;
(vii) investors participating in a fee-
based advisory program sponsored
by a financial intermediary or other
entity that is not compensated by the
Fund for those services, other than
payments for shareholder servicing
or sub-accounting performed in place
		None	None	N/A	None
30
Prospectus 2024

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

of the Transfer Agent; and (viii)
commissionable brokerage platforms
where the financial intermediary,
acting as broker on behalf of its
customer, charges the customer a
commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Adv shares
within such platform.
Minimum Initial Investment: None,
except in the case of (viii) above,
which is $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts)

Class C
Eligibility: Available to the general
public for investment
Minimum Initial Investment: $2,000
($1,000 for IRAs; $100 for monthly
Systematic Investment Plan
accounts)
Conversion Feature: Yes. Effective
April 1, 2021, Class C shares
generally automatically convert to
Class A shares of the same Fund in
the month of or the month following
the 8-year anniversary of the Class C
shares purchase date. Prior to April
1, 2021, Class C shares generally
automatically converted to Class A
shares of the same Fund in the
month of or the month following the
10-year anniversary of the Class C
shares purchase date.(a)
		None	1.00% on certain investments redeemed within one year of purchase
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
CDSC Waivers – Class A and
Class C
Financial intermediary-specific
CDSC waivers are also
available, see Appendix A
Distribution Fee: 0.75% Service Fee: 0.25%
Class Inst
Eligibility: Available only to certain
eligible investors, which are subject
to different minimum investment
requirements, ranging from $0 to
$2,000, including investors who
purchase Fund shares through
commissionable brokerage platforms
where the financial intermediary
holds the shares in an omnibus
account and, acting as broker on
behalf of its customer, charges the
customer a commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst shares
within such platform; closed to (i)
accounts of financial intermediaries
that clear Fund share transactions for
their client or customer accounts
through designated financial
intermediaries and their mutual fund
		None	None	N/A	None
Prospectus 2024
31

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

trading platforms that have been
given specific written notice from the
Transfer Agent of the termination of
their eligibility for new purchases of
Class Inst shares and (ii) omnibus
group retirement plans, subject to
certain exceptions(d)
Minimum Initial Investment: See
Eligibility above

Class Inst2
Eligibility: Available only to (i) certain
registered investment advisers and
family offices that clear Fund share
transactions for their client or
customer accounts through
designated financial intermediaries
and their mutual fund trading
platforms that have been granted
specific written authorization from
the Transfer Agent with respect to
Class Inst2 eligibility apart from
selling, servicing or similar
agreements; (ii) omnibus retirement
plans(d); (iii) health savings accounts,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst2
shares within such platform and that
Fund shares are held in an omnibus
account; and (iv) institutional
investors that are clients of the
Columbia Threadneedle Global
Institutional Distribution Team that
invest in Class Inst2 shares for their
own account through platforms
approved by the Distributor or an
affiliate thereof to offer and/or
service Class Inst2 shares within
such platform.
Minimum Initial Investment: None
		None	None	N/A	None
Class Inst3
Eligibility: Available to: (i) group
retirement plans that maintain plan-
level or omnibus accounts with the
Fund(d); (ii) institutional investors that
are clients of the Columbia
Threadneedle Global Institutional
Distribution Team that invest in
Class Inst3 shares for their own
account through platforms approved
by the Distributor or an affiliate
thereof to offer and/or service
Class Inst3 shares within such
platform; (iii) collective trust funds;
(iv) affiliated or unaffiliated mutual
funds (e.g., funds operating as funds-
of-funds);
(v) fee-based platforms of financial
intermediaries (or the clearing
intermediary they trade through) that
have an agreement with the
		None	None	N/A	None
32
Prospectus 2024

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

Distributor or an affiliate thereof that
specifically authorizes the financial
intermediary to offer and/or service
Class Inst3 shares within such
platform, provided also that Fund
shares are held in an omnibus
account; (vi) commissionable
brokerage platforms where the
financial intermediary, acting as
broker on behalf of its customer,
charges the customer a commission
for effecting transactions in Fund
shares, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; (vii) health savings
accounts, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; and (viii) bank trust
departments, subject to an
agreement with the Distributor that
specifically authorizes offering
Class Inst3 shares and provided that
Fund shares are held in an omnibus
account. In each case above where
noted that Fund shares are required
to be held in an omnibus account,
the Distributor, may, in its discretion,
determine to waive this requirement.
Minimum Initial Investment: No
minimum for the eligible investors
described in (i), (iii), (iv) and (v)
above; $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts) for the
eligible investors described in (vi)
above; and $1 million for all other
eligible investors, unless waived in
the discretion of the Distributor

Class S
Effective on or about October 1,
2024, Class S shares are available
(i) to be held, but not purchased, by
accounts of financial intermediaries
that, with specific written permission
from the Transfer Agent, have
instructed the Fund to exchange
Class Inst shares for Class S shares;
and (ii) to be held and purchased by
omnibus group retirement plans that
(A) opened and, subject to
exceptions, funded a Class Inst
share account as of the close of
business on March 28, 2013 and
have continuously held Class Inst
		None	None	N/A	None
Prospectus 2024
33

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

shares in such account through at
least September 30, 2024 and (B)
received specific written permission
from the Transfer Agent to exchange
Class Inst shares for Class S shares.
Only omnibus retirement plans
referenced in (ii) above may purchase
Class S shares, open new Class S
accounts, or add new plan
participants to a Class S shares
omnibus retirement plan account.
Otherwise, Class S shares are not
available for purchase (other than
through the reinvestment of
distributions on Class S shares).(d)
Minimum Initial Investment: See
Eligibility above

(a)
For more information on the conversion of Class C shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions — Class C Shares —Conversion to Class A Shares.
(b)
For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)
These are the maximum applicable distribution and/or service fees under the Fund’s Rule 12b-1 plan. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.
(d)
These share classes are closed to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:
• Class Inst Shares: Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Inst account as of close of business on March 28, 2013, and have continuously held Class Inst shares in such account after such date, may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Inst accounts. Accounts of financial intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms are not permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions).
• Class Inst2 Shares. Shareholders with Class Inst2 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst2 shares may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts and add new shareholders in the program.
• Class Inst3 Shares: Shareholders with Class Inst3 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst3 shares may not establish new accounts for such share class but may continue to make additional purchases of Class Inst3 shares in existing accounts.
• Class S Shares. Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
34
Prospectus 2024

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Sales Charges and Commissions
Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees. You may be required to pay brokerage commissions and other fees to financial intermediaries when transacting in any class of Fund shares, including those that do not assess any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. Such brokerage commissions and other fees are set by the financial intermediary.
As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C shares of the Fund, if available. Over time, Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares. Although the full amount of your purchase price of Class C shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C shares. In this regard, Class C shares held in Direct-at-Fund Accounts automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and the conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares. Class Adv, Class Inst, Class Inst2, Class Inst3 and Class S shares of the Fund do not have distribution and/or service fees.
Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.
Class A Shares — Front-End Sales Charge
Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges and Appendix A.
The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge.
Prospectus 2024
35

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
The front-end sales charge you will pay on Class A shares:
■
depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and
■
is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).
The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.
Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0–$49,999	5.75%	6.10%	5.00%
	$50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)
Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)
For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.
Class A Shares — CDSC
In some cases, you'll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.
■
If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.
■
Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.
Class A Shares — Commissions
The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares — Front-End Sales Charge above.
The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration
36
Prospectus 2024

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):
Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level* (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%
*
The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.
Class C Shares — Front-End Sales Charge
You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.
Class C Shares — Conversion to Class A Shares
Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted (pursuant to the financial intermediary’s Class C conversion policy, including those disclosed in Appendix A, which may differ from the Fund’s policy described here) provided that the intermediary is able to track individual shareholders’ holding periods. It is the financial intermediary's (and not the Fund's) responsibility to keep records and to ensure that the shareholder holding period is calculated properly. Not all financial intermediaries are able to track individual shareholders' holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary's platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares.
The following rules apply to the automatic conversion of Class C shares to Class A shares:
■
Class C share accounts that are Direct-at-Fund Accounts and Networked Accounts for which the Transfer Agent (and not your financial intermediary) sends you Fund account transaction confirmations and statements, convert on or about the 15th day of the month (if the 15th is not a business day, then the next business day thereafter) that they become eligible for automatic conversion provided that the Fund has records that Class C shares have been held for the requisite time period.
■
For purposes of determining the month when your Class C shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made. Your financial intermediary may choose a different day of the month to convert Class C shares. Please contact your financial intermediary for more information on calculating the holding period.
■
Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
Prospectus 2024
37

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
■
You’ll receive the same dollar value of Class A shares as the Class C shares that were automatically converted. Class C shares that you received from an exchange of Class C shares of another Fund will convert based on the day you bought the original shares.
■
In addition to the above automatic conversion of Class C to Class A shares policy, the Transfer Agent seeks to convert Class C shares as soon as administratively feasible, regardless of how long such shares have been owned, to Class A shares of the same Fund for Direct-at-Fund Accounts (as defined below) that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
■
No sales charge or other charges apply in connection with these automatic conversions, and the conversions are free from U.S. federal income tax.
Class C Shares — CDSC
You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
Class C Shares — Commissions
Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. A portion of this payment may be passed along to your financial advisor. The Distributor seeks to recover this payment through distribution fees of up to 0.75% and shareholder service fees of up to 0.25% it receives under the Fund's Rule 12b-1 plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.
Reductions/Waivers of Sales Charges
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.
Class A Shares Front-End Sales Charge Reductions
The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.
First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members' ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.
38
Prospectus 2024

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow (which means you will not be able to redeem Fund shares equivalent to that amount until they are released from escrow). At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.
You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.
The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.
 FUNDamentals
Your “Immediate Family” and Account Value Aggregation
For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.
Eligible Accounts
The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E or Class Inst shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund: individual or joint accounts; Roth and traditional
Prospectus 2024
39

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.
The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund.
Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.
Class A Shares Front-End Sales Charge Waivers
There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI.
In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans; and (viii) purchases of Class A shares in Direct-at-Fund Accounts (as defined below) that do not have a financial intermediary assigned to them. For a more complete description of these eligible transactions, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
40
Prospectus 2024

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
CDSC Waivers – Class A and Class C
You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares: in the event of the shareholder's death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund's Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); held within Direct-at-Fund Accounts that do not have a financial intermediary assigned to them; and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
Repurchases (Reinstatements)
As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.
Repurchases (Reinstatements)
Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C
Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.
To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the
Prospectus 2024
41

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to this prospectus and Appendix S of the SAI for more information about sales charge waivers.
Distribution and Service Fees
The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.
The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:
	Distribution Fee	Service Fee	Combined Total
Class A	None	0.25%	0.25%
Class Adv	None	None	None
Class C	0.75%	0.25%	1.00%
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class S	None	None	None
The distribution and/or service fees for Class A and Class C shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.
For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more that pay a Class A up-front commission to your financial intermediary and the financial intermediary has opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares also applies to purchases of funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses.
If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
42
Prospectus 2024

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above or in larger amounts when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares of the Columbia Acorn Funds.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services vary by financial intermediary and according to distribution channel, but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Payments to financial intermediaries in excess of the amounts paid by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates.
Generally, each of the Columbia Acorn Funds compensates the Transfer Agent for payments made for Shareholder Services, for each share class except Class Inst3. Effective July 1, 2017, the Columbia Acorn Funds compensate the Transfer Agent for payments made for Shareholder Services as follows:
Financial Intermediary Distribution Channel	Fee Rate
Retirement	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Fund supermarket transaction fee (TF)	up to 0.12% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held for intermediaries or platforms charging a per account fee
Fund supermarket no-transaction fee (NTF)	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Bank	up to 0.10% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $20 per account held by intermediaries or platforms charging a per account fee
Broker-dealer	up to 0.13% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held by intermediaries or platforms charging a per account fee

With respect to Class Inst2 and Class Inst3 shares of the Fund, total annual compensation payable to the Transfer Agent may not exceed, respectively, 0.07% and 0.02% of the average daily net assets of the Class. For additional details about the application of the Columbia Acorn Funds’ fee limits, please refer to the SAI.
Prospectus 2024
43

Columbia Acorn International SelectSM
Choosing a Share Class (continued)
The Transfer Agent does not pay financial intermediaries for Shareholder Services, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries with respect to Class Inst3 shares of the Columbia Acorn Funds. The Fund believes that the fee levels paid to the Transfer Agent are reasonably related to the Shareholder Services provided, but payments may vary and there can be no assurance that the Fund will be able to identify with specificity the costs or particular Shareholder Services for which compensation is paid.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and pay Shareholder Services fees.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending the Fund or a particular share class over others.
44
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares
Share Price Determination
The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share = (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3)
Prospectus 2024
45

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Transaction Rules and Policies
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.
Order Processing
Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day's NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (as defined below), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
“Good Form”
An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.
Medallion Signature Guarantees
The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.
A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion
46
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
Customer Identification Program
Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Below the Minimum Account Balance
The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:
Minimum Account Balance
Minimum Account Balance
For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all classes except those listed below	None
Class Adv, Class Inst2 and Class Inst3	None
For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Minimum Balance Fee
If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the
Prospectus 2024
47

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.
For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.
Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee
The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2 and Class Inst3 shares; shareholders holding their shares through financial intermediary networked accounts or trust networked accounts; wrap fee and omnibus accounts; accounts with active monthly Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.
Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts
The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's
48
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Exchanging Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including exchange purchase orders, involving any Fund.
For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■
negative impact on the Fund's performance;
■
potential dilution of the value of the Fund's shares;
■
interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■
losses on the sale of investments resulting from the need to sell securities at less favorable prices;
Prospectus 2024
49

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
■
increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and
■
increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution, which may be exacerbated as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
The Columbia Acorn Funds may invest in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Opening an Account and Placing Orders
We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.
The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.
Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.
Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions
50
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.
The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.
Direct-At-Fund Accounts (Accounts Held Directly with the Fund)
Fund shares can be held in a variety of ways. You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares, or you or your financial intermediary can establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts). Direct-at-Fund Accounts include accounts held at the Transfer Agent that do not or no longer have a financial intermediary assigned to them.
To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.
Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.
Written Transactions – Direct-at-Fund Accounts
If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.
Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.
Prospectus 2024
51

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
Telephone Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.
You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.
Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.
Online Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.
Wire Transactions – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.
Electronic Funds Transfer via ACH – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by electronically transferring money via Automated Clearing House (ACH) from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.
52
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
Buying Shares
Eligible Investors
Class A Shares
Class A shares are available to the general public for investment.
Class Adv Shares
Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.
Class C Shares
Class C shares are available to the general public for investment, except that Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received from Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
Class Inst Shares
Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.
Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.
Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.
Prospectus 2024
53

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
Class Inst2 Shares
Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; (iii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst2 shares within such platform and that Fund shares are held in an omnibus account; and (iv) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.
Class Inst3 Shares
Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; (vii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (viii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Class S Shares
Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
54
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
Additional Eligible Investors
In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.
Minimum Initial Investments
The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.
The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.
Minimum Initial Investments
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all classes and account types except those listed below	$2,000	$100
Individual Retirement Accounts for all classes except those listed below	$1,000	$100
Group retirement plans	None	N/A
Class Adv and Class Inst	$0, $1,000 or $2,000(b)	$100(b)
Class Inst2	None	N/A
Class Inst3	$0, $1,000, $2,000 or $1 million(c)	$100(c)
(a)
If your Class A, Class Adv, Class C, Class Inst, or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.
(b)
The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for monthly Systematic Investment Plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.
(c)
There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); and fee -based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor, may, in its discretion, determine to waive this requirement.
Additional Information about Minimum Initial Investments
The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.
Prospectus 2024
55

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a Systematic Investment Plan, your account must meet the then-current applicable minimum initial investment.
Class Inst Shares Minimum Initial Investments
There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:
■
Any health savings account sponsored by a third party platform.
■
Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.
■
Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.
■
Any Trustee (or family member) of Columbia Acorn Trust.
■
Any employee (or family member) of the Investment Manager.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:
■
Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:
■
Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
■
Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.
■
Bank trust departments that assess their clients an asset-based fee.
■
Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).
56
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
■
Certain other investors as set forth in more detail in the SAI.
Systematic Investment Plan
The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, Systematic Investment Plan purchases will be confirmed on your quarterly account statement. Columbia Government Money Market Fund Systematic Investment Plan purchases will be confirmed at the time of the purchase. If establishing a Systematic Investment Plan to reduce the initial fund minimum, the plan needs to be established monthly to avoid the small account fee.
Dividend Diversification
Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.
Other Purchase Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).
■
Once the Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.
■
You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.
■
Subject to Class eligibility, you buy Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares at NAV per share because no front-end sales charge applies to purchases of these share classes.
■
The Distributor and the Transfer Agent reserve the right to cancel your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.
■
Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.
■
Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.
■
You generally may make a purchase only into a Fund that is accepting investments.
Please also read Appendix A and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.
Selling Shares
When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
Prospectus 2024
57

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually withdraw your entire investment.
Satisfying Fund Redemption Requests
When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties. The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility. As a result, borrowings available to the Fund under the credit facility might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings in the SAI for more information about the credit facility. The Fund is also limited in the total amount it may borrow. Please see About Fund Investments – Fundamental and Non-Fundamental Investment Policies in the SAI for more information about borrowing.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives, if any). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which means that for each redeeming shareholder, the first $250,000, or 1% of the Fund's net asset value, whichever is less, will be paid in cash or cash equivalents and the remainder may be paid in kind.
While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed-upon redemption date than on an earlier date on which the investment could have been redeemed for cash.
58
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
Redemption of Newly Purchased Shares
You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
Other Redemption Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.
■
Once the Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.
■
The Distributor, in its sole discretion, reserves the right to liquidate Fund shares (of any class of the Fund) held in an omnibus account of a financial intermediary that clears Fund share transactions through a clearing intermediary or platform that charges certain maintenance fees to the Fund if the value of the omnibus account, at the Fund share class (i.e., CUSIP) level, falls below $100,000 (a CUSIP Liquidation Event). The Distributor will provide at least 90 days’ notice of a CUSIP Liquidation Event to financial intermediaries with impacted omnibus accounts. Shareholders invested in the Fund through such omnibus accounts can request through their financial intermediary a tax-free exchange to Class A shares or shareholders can consider holding their Fund shares in a Direct-at-Fund Account, provided requirements to transfer the account are fulfilled. You should discuss your options with your financial intermediary.
■
If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.
■
If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.
■
No interest will be paid on uncashed redemption checks.
■
Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■
For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund's minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.
■
Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
Exchanging Shares
You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.
You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, including from Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S.
Prospectus 2024
59

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
Treasury Index Fund or any other Columbia Fund that does not charge a front-end sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.
Systematic Exchanges
You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.
Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.
Other Exchange Rules You Should Know
■
Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).
■
Once the Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.
■
The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.
■
Shares of the purchased Fund may not be used on the same day for another exchange or sale.
■
A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account in Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of another Columbia Fund.
■
If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Columbia Fund in the future, including dividends earned on that amount, without paying a sales charge.
■
If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.
■
You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.
■
You generally may make an exchange only into a Fund that is accepting investments.
■
The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
60
Prospectus 2024

Columbia Acorn International SelectSM
Buying, Selling and Exchanging Shares (continued)
■
Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.
■
Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.
■
Class Inst shares of a Fund may be exchanged for Class A or Class Inst shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Inst Shares for details.
Same-Fund Exchange Privilege
Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A. To exchange to another class of shares of the same Fund you must meet the new class’s eligibility criteria as described in this Prospectus.
Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts, except that the Transfer Agent seeks to convert Class C shares as soon as administratively feasible to Class A shares of the same Fund for Direct-at-Fund Accounts that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares. Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) when the shareholder moves from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.
Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.
Prospectus 2024
61

Columbia Acorn International SelectSM
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■
It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■
A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the Fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:
Declaration and Distribution Schedule
Declarations	Semiannually
Distributions	Semiannually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.
For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.
Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as
62
Prospectus 2024

Columbia Acorn International SelectSM
Distributions and Taxes (continued)
“buying a dividend.” To avoid “buying a dividend,” before you invest in a Fund, check the Fund's distribution schedule, which is available at the Columbia Funds' website, columbiathreadneedleus.com, and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.
Taxes
You should be aware of the following considerations applicable to the Fund:
■
The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.
■
Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.
■
Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include large net shareholder redemptions, portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com.
■
From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.
■
If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.
■
Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's “net investment income.”
■
Certain derivative instruments when held in the Fund's portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
■
Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the SAI.
Prospectus 2024
63

Columbia Acorn International SelectSM
Distributions and Taxes (continued)
■
Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.
■
A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
■
For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the Internal Revenue Service (IRS) cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the SAI, columbiathreadneedleus.com, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.
■
The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
64
Prospectus 2024

Columbia Acorn International SelectSM
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate might be higher. Class C shares were converted into Class A shares on April 15, 2024. Because this conversion occurred after the Fund’s fiscal year end, financial highlights for Class C shares are included in the table below. Because Class S shares of the Fund had not commenced operations prior to the date of this prospectus, no financial highlights are provided for this class.
This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.
Prospectus 2024
65

Columbia Acorn International SelectSM
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$21.57	0.07	3.84	3.91	—	—	—
Year Ended 12/31/2022	$35.43	0.12(e)	(13.06)	(12.94)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$33.67	(0.05)	3.50	3.45	(0.28)	(1.41)	(1.69)
Year Ended 12/31/2020	$28.58	(0.03)	5.21	5.18	(0.09)	—	(0.09)
Year Ended 12/31/2019	$23.44	0.09	7.67	7.76	(0.28)	(2.34)	(2.62)
Advisor Class
Year Ended 12/31/2023	$22.21	0.13	3.95	4.08	—	—	—
Year Ended 12/31/2022	$36.35	0.18(e)	(13.40)	(13.22)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$34.56	0.04	3.59	3.63	(0.43)	(1.41)	(1.84)
Year Ended 12/31/2020	$29.26	0.04	5.35	5.39	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.00	0.18	7.84	8.02	(0.42)	(2.34)	(2.76)
Class C
Year Ended 12/31/2023	$19.16	(0.09)	3.39	3.30	—	—	—
Year Ended 12/31/2022	$31.86	(0.06) (e)	(11.72)	(11.78)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$30.40	(0.30)	3.17	2.87	—	(1.41)	(1.41)
Year Ended 12/31/2020	$26.00	(0.23)	4.72	4.49	(0.09)	—	(0.09)
Year Ended 12/31/2019	$21.48	(0.10)	6.99	6.89	(0.03)	(2.34)	(2.37)
Institutional Class
Year Ended 12/31/2023	$21.99	0.13	3.92	4.05	—	—	—
Year Ended 12/31/2022	$36.01	0.18(e)	(13.28)	(13.10)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$34.25	0.04	3.56	3.60	(0.43)	(1.41)	(1.84)
Year Ended 12/31/2020	$29.00	0.03	5.31	5.34	(0.09)	—	(0.09)
Year Ended 12/31/2019	$23.81	0.17	7.78	7.95	(0.42)	(2.34)	(2.76)
Institutional 2 Class
Year Ended 12/31/2023	$22.22	0.15	3.97	4.12	—	—	—
Year Ended 12/31/2022	$36.33	0.20(e)	(13.39)	(13.19)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$34.57	0.06	3.60	3.66	(0.49)	(1.41)	(1.90)
Year Ended 12/31/2020	$29.24	0.08	5.34	5.42	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.01	0.18	7.86	8.04	(0.47)	(2.34)	(2.81)
Institutional 3 Class
Year Ended 12/31/2023	$22.21	0.17	3.97	4.14	—	—	—
Year Ended 12/31/2022	$36.31	0.21(e)	(13.39)	(13.18)	—	(0.92)	(0.92)
Year Ended 12/31/2021	$34.56	0.09	3.59	3.68	(0.52)	(1.41)	(1.93)
Year Ended 12/31/2020	$29.22	0.07	5.36	5.43	(0.09)	—	(0.09)
Year Ended 12/31/2019	$24.00	0.20	7.86	8.06	(0.50)	(2.34)	(2.84)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.02 per share.
(f)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.02%.

66
Prospectus 2024

Columbia Acorn International SelectSM
Financial Highlights (continued)

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class A
Year Ended 12/31/2023	$25.48	18.13%	1.55% (c)	1.23% (c), (d)	0.30%	43%	$128,076
Year Ended 12/31/2022	$21.57	(36.80%)	1.50% (c), (f)	1.24% (c), (d), (f)	0.48%	21%	$124,963
Year Ended 12/31/2021	$35.43	10.49%	1.44% (c)	1.23% (c), (d)	(0.15%)	27%	$235,103
Year Ended 12/31/2020	$33.67	18.21%	1.48%	1.26% (d)	(0.10%)	68%	$230,519
Year Ended 12/31/2019	$28.58	33.37%	1.54% (c)	1.35% (c), (d)	0.34%	46%	$37,461
Advisor Class
Year Ended 12/31/2023	$26.29	18.37%	1.30% (c)	0.98% (c), (d)	0.54%	43%	$932
Year Ended 12/31/2022	$22.21	(36.63%)	1.24% (c), (f)	0.99% (c), (d), (f)	0.71%	21%	$924
Year Ended 12/31/2021	$36.35	10.78%	1.19% (c)	0.98% (c), (d)	0.11%	27%	$2,462
Year Ended 12/31/2020	$34.56	18.51%	1.23%	1.02% (d)	0.12%	68%	$2,748
Year Ended 12/31/2019	$29.26	33.73%	1.29% (c)	1.10% (c), (d)	0.63%	46%	$2,030
Class C
Year Ended 12/31/2023	$22.46	17.22%	2.31% (c)	1.98% (c), (d)	(0.46%)	43%	$1,080
Year Ended 12/31/2022	$19.16	(37.29%)	2.25% (c), (f)	1.99% (c), (d), (f)	(0.27%)	21%	$1,085
Year Ended 12/31/2021	$31.86	9.68%	2.19% (c)	1.98% (c), (d)	(0.93%)	27%	$2,146
Year Ended 12/31/2020	$30.40	17.37%	2.23%	2.02% (d)	(0.88%)	68%	$3,251
Year Ended 12/31/2019	$26.00	32.31%	2.29% (c)	2.10% (c), (d)	(0.42%)	46%	$2,493
Institutional Class
Year Ended 12/31/2023	$26.04	18.42%	1.30% (c)	0.98% (c), (d)	0.55%	43%	$79,765
Year Ended 12/31/2022	$21.99	(36.65%)	1.25% (c), (f)	0.99% (c), (d), (f)	0.73%	21%	$79,829
Year Ended 12/31/2021	$36.01	10.79%	1.19% (c)	0.98% (c), (d)	0.10%	27%	$159,876
Year Ended 12/31/2020	$34.25	18.50%	1.23%	1.02% (d)	0.12%	68%	$155,133
Year Ended 12/31/2019	$29.00	33.71%	1.29% (c)	1.10% (c), (d)	0.59%	46%	$88,922
Institutional 2 Class
Year Ended 12/31/2023	$26.34	18.54%	1.16% (c)	0.86% (c)	0.64%	43%	$5,810
Year Ended 12/31/2022	$22.22	(36.57%)	1.11% (c), (f)	0.89% (c), (f)	0.78%	21%	$9,225
Year Ended 12/31/2021	$36.33	10.87%	1.10% (c)	0.89% (c)	0.17%	27%	$51,805
Year Ended 12/31/2020	$34.57	18.63%	1.15%	0.93%	0.27%	68%	$77,420
Year Ended 12/31/2019	$29.24	33.82%	1.22% (c)	1.00% (c)	0.65%	46%	$3,392
Institutional 3 Class
Year Ended 12/31/2023	$26.35	18.64%	1.11% (c)	0.81% (c)	0.70%	43%	$9,404
Year Ended 12/31/2022	$22.21	(36.56%)	1.06% (c), (f)	0.84% (c), (f)	0.81%	21%	$11,188
Year Ended 12/31/2021	$36.31	10.93%	1.05% (c)	0.84% (c)	0.24%	27%	$28,694
Year Ended 12/31/2020	$34.56	18.67%	1.09%	0.89%	0.24%	68%	$27,064
Year Ended 12/31/2019	$29.22	33.90%	1.16% (c)	0.96% (c)	0.72%	46%	$13,861

Prospectus 2024
67

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges
As noted in the Choosing a Share Class section of the prospectus, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts and does not apply in any case to non-omnibus positions wherever held. These reductions and/or waivers may apply to purchases, sales, and exchanges of Fund shares. A shareholder transacting in Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.
The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Funds, the Investment Manager and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.
 Ameriprise Financial Services, LLC (Ameriprise Financial Services)
The following information has been provided by Ameriprise Financial Services:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:
Shareholders purchasing Fund shares through an Ameriprise Financial Services brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia Fund family).
■
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Fund’s Class C Shares – Conversion to Class A Shares policy (stated outside this Appendix A) provides for a waiver with respect to exchanges of Class C shares or the conversion of Class C shares following a shorter holding period, that waiver will apply.
■
Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
Shares purchased from the proceeds of redemptions from another fund in the Columbia Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
A-1
Prospectus 2024

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Robert W. Baird & Co. Incorporated (Baird)
The following information has been provided by Baird:
Effective June 30, 2020, shareholders purchasing Columbia Fund shares through a Baird platform or account that maintains an omnibus position with the Fund will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Baird will not apply to non-omnibus positions.
Front-End Sales Charge Waivers on Class A Shares Available at Baird:
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Columbia Fund.
■
Share purchases by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
■
Shares purchased with the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Columbia Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and Class C Shares Available at Baird:
■
Shares sold due to death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased due to returns of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
■
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
■
Breakpoints as described in this prospectus.
■
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Baird. Eligible Columbia Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Columbia Funds through Baird, over a 13-month period of time.
Prospectus 2024
A-2

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Edward D. Jones & Co., L.P. (Edward Jones)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in Columbia Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing Columbia Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or the Fund’s SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds and Future Scholars Program, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this prospectus.
Rights of Accumulation (ROA)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Columbia Funds and Future Scholars Program held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
A-3
Prospectus 2024

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made from a share class that charges a front-end load and one of the following:
■
The redemption and repurchase occur in the same account.
■
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
■
Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder.
■
Systematic withdrawals with up to 10% per year of the account value.
■
Return of excess contributions from an Individual Retirement Account (IRA).
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■
Shares exchanged in an Edward Jones fee-based program.
■
Shares acquired through NAV reinstatement.
■
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■
Initial purchase minimum: $250
■
Subsequent purchase minimum: none
Prospectus 2024
A-4

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Minimum Balances
■
Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform.
■
A 529 account held on an Edward Jones platform.
■
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
■
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in the Fund to Class A shares.
 Janney Montgomery Scott LLC (Janney)
The following information has been provided by Janney:
Effective May 1, 2020, if you purchase Columbia Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Janney does not apply to non-omnibus positions.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares acquired through a right of reinstatement.
■
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■
Shares acquired through a right of reinstatement.
■
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■
Breakpoints as described in this prospectus.
A-5
Prospectus 2024

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge”.
 J.P. Morgan Securities LLC
The following information has been provided by J.P. Morgan Securities LLC:
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
■
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
■
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
■
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
■
Shares purchased through rights of reinstatement.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia fund family).
■
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
■
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
■
Breakpoints as described in this prospectus.
Prospectus 2024
A-6

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of Columbia fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Columbia fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
■
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Columbia fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
 Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares purchased through a Merrill investment advisory program.
■
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
■
Shares purchased through the Merrill Edge Self-Directed platform.
■
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
■
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).
■
Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees).
■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days
A-7
Prospectus 2024

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (CDSC) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
■
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
■
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
■
Shares sold due to return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
■
Front-end or level-load shares held in commission-based, non-taxable requirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in accounts in their Merrill Household.
■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
 Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)
The following information has been provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Columbia Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management Effective July 1, 2018:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
■
Shares purchased through a Morgan Stanley self-directed brokerage account.
■
Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.
Prospectus 2024
A-8

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
 Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
The following information has been provided by Raymond James:
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Columbia Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Columbia Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James:
Effective March 1, 2019, shareholders purchasing Columbia Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James:
■
Shares purchased in an investment advisory program.
■
Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James:
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.
A-9
Prospectus 2024

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:
■
Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
 Stifel, Nicolaus & Company, Incorporated (Stifel) and its broker dealer affiliates
The following information has been provided by Stifel:
Effective January 2, 2024, shareholders purchasing or holding Columbia Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
■
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Columbia Funds held by accounts within the purchaser’s household at Stifel. Eligible Columbia Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
■
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
■
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
■
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Columbia Funds.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
Prospectus 2024
A-10

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares from rollovers into Stifel from retirement plans to IRAs.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Purchases of Class 529-A shares through a rollover from another 529 plan.
■
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
■
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
■
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares acquired through a right of reinstatement.
■
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
■
Shares exchanged or sold in a Stifel fee-based program.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Share Class Conversions in Advisory Accounts
■
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
 U.S. Bancorp Investments, Inc. (USBI)
The following information has been provided by USBI:
Effective September of 2021, shareholders purchasing Columbia Fund shares through a USBI platform or who own shares for which USBI is the broker-dealer, where the shares are held in an omnibus account, will only be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
All other sales charge waivers and reduction described elsewhere in this prospectus or the Fund’s SAI still apply.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
 Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries
Shareholders purchasing Columbia Fund shares through a platform or account of RBC Capital Markets, LLC are eligible for the following sales charge waiver:
A-11
Prospectus 2024

Columbia Acorn International SelectSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Class A Shares Front-End Sales Charge Waiver Available at RBC Capital Markets, LLC:
■
For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Prospectus 2024
A-12

Columbia Acorn International SelectSM
P.O. Box 219104
Kansas City, MO 64121-9104

Columbia Acorn Family of Funds
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail: Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Shareholder Communications with the Board
The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.
Obtaining Additional Information from the SEC
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Acorn Trust, of which the Fund is a series, is 811-01829.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO112_12_P01_(05/24)

Prospectus
May 1, 2024

Columbia Real Estate Equity Fund

Class	Ticker Symbol
A	CREAX
Advisor (Class Adv)	CRERX
Institutional (Class Inst)	CREEX
Institutional 2 (Class Inst2)	CRRVX
Institutional 3 (Class Inst3)	CREYX
S (a)	—
(a)
Class S shares are not currently available for purchase.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia Real Estate Equity Fund

2
Prospectus 2024

Columbia Real Estate Equity Fund
Summary of the Fund
Investment Objective
Columbia Real Estate Equity Fund (the Fund) seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 24 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Classes Adv, Inst, Inst2, Inst3, and S
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class Inst	Class Inst2	Class Inst3	Class S
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(b)	0.29%	0.29%	0.29%	0.19%	0.13%	0.29%
Total annual Fund operating expenses(c)	1.29%	1.04%	1.04%	0.94%	0.88%	1.04%
Less: Fee waivers and/or expense reimbursements(d)	(0.04%)	(0.04%)	(0.04%)	(0.03%)	(0.03%)	(0.04%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.25%	1.00%	1.00%	0.91%	0.85%	1.00%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
Other expenses for Class S shares are based on estimated amounts for the Fund’s current fiscal year.
(c)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(d)
Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2025, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.25% for Class A, 1.00% for Class Adv, 1.00% for Class Inst, 0.91% for Class Inst2, 0.85% for Class Inst3 and 1.00% for Class S. Any difference in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.
Prospectus 2024
3

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$695	$957	$1,238	$2,039
Class Adv (whether or not shares are redeemed)	$102	$327	$570	$1,267
Class Inst (whether or not shares are redeemed)	$102	$327	$570	$1,267
Class Inst2 (whether or not shares are redeemed)	$93	$297	$517	$1,152
Class Inst3 (whether or not shares are redeemed)	$87	$278	$485	$1,082
Class S (whether or not shares are redeemed)	$102	$327	$570	$1,267
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry (Real Estate Companies), including real estate investment trusts (REITs). A company is considered to be “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will concentrate its investments in the real estate industry. The Fund takes long and short positions in equity REITs, mortgage REITs and hybrid REITs.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund. The Fund anticipates that its number of holdings will increase and, as a result, the Fund may operate as a diversified fund. In addition to making direct investments in Real Estate Companies, the Fund will invest in derivatives, particularly contracts for differences (CFDs), which are a type of swap arrangement, to obtain long and short exposures to Real Estate Companies. Columbia Management Investment Advisers, LLC (the Investment Manager) uses CFDs to express its view of relative value between Real Estate Companies operating in the same part of the real estate market. Specifically, the Investment Manager uses CFDs to extend the Fund’s long position in holdings of which it has a favorable view and enters into short positions in Real Estate Companies of which it has a less favorable view. CFDs create leverage, which may exaggerate increases or decreases in the value of the Fund’s overall portfolio. Through investment in CFDs, the Fund generally expects
4
Prospectus 2024

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
exposures of approximately 30% (but normally not more than 35%) of the Fund’s net assets in short positions and approximately 130% (but normally not more than 135%) of the Fund’s net assets in long positions. The Investment Manager generally seeks to maintain CFD long and short exposures for the Fund that are approximately balanced. The Fund may include investments in derivatives towards its 80% policy.
In selecting investments and determining investment exposures, including the Fund’s long and short positions through CFDs, the Investment Manager uses fundamental analysis in identifying investment opportunities and risks, and in constructing the Fund’s portfolio.
Principal Risks
An investment in the Fund involves risks, including Real Estate-Related Investment Risk, Derivatives Risk, Leverage Risk, Market Risk, and Changing Distribution Level Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the
Prospectus 2024
5

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■
Contracts for differences (CFDs) are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities, different groups or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades on a particular asset(s). CFDs enable investors to speculate on whether a market will go up or down, and profit from the price movement without owning the underlying asset(s). CFDs essentially allow investors to trade the direction of securities, including over the very short term. CFDs are subject to the risks described above under Derivatives Risk – Swaps Risk.
Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment by taking short positions orusing borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
6
Prospectus 2024

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
Portfolio Turnover, Frequent Trading and Tax Risk. The Fund may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Use of swaps, including contracts for differences, and other derivatives increases the possibility that the Fund, as relevant, will generate taxable ordinary income. The Fund cannot carry back or carry forward any net operating losses (defined as ordinary deductions in excess of ordinary income for the year) and cannot use capital loss carryforwards to offset ordinary income. Frequent trading of other investments, such as REITs, increases the possibility that the Fund will generate capital gains. Both short-term capital gains and net ordinary gains are distributed as ordinary income and are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes, which could reduce the Fund’s after-tax return for shareholders owning Fund shares in taxable accounts. These trading strategies can mean higher brokerage and other transaction costs. The costs and tax effects associated with such trading strategies may adversely affect the Fund’s after-tax performance. In July 2023, the Fund changed its Principal Investment Strategies, which has resulted in increased portfolio turnover relative to the Fund’s strategy in place prior to July 2023.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class S shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance information is not yet available. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges shown in the Shareholder Fees table in this prospectus) for the periods shown with a broad measure of market performance.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class Inst shares for periods prior to its inception date.
Prospectus 2024
7

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
Any share class, such as Class S shares, that does not have available performance would have annual returns substantially similar to those of Class A shares. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.
The Fund’s performance prior to July 3, 2023, reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	4th Quarter 2021	17.24%
	Worst	1st Quarter 2020	-22.29%
*
Year to Date return as of March 31, 2024: -0.80%
8
Prospectus 2024

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	11/01/2002
returns before taxes		9.04%	7.30%	6.93%
returns after taxes on distributions		2.29%	4.21%	4.29%
returns after taxes on distributions and sale of Fund shares		9.59%	5.32%	5.01%
Class Adv returns before taxes	11/08/2012	16.09%	8.87%	7.84%
Class Inst returns before taxes	04/01/1994	15.99%	8.85%	7.84%
Class Inst2 returns before taxes	03/07/2011	16.10%	8.98%	7.97%
Class Inst3 returns before taxes	03/01/2017	16.09%	9.04%	7.97%
FTSE Nareit Equity REITs Index (reflects no deductions for fees, expenses or taxes)		13.73%	7.39%	7.65%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Alban Lhonneur	Portfolio Manager	Co-Portfolio Manager	July 2023
Daniel Winterbottom, CFA	Portfolio Manager	Co-Portfolio Manager	July 2023
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o SS&C GIDS, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
Prospectus 2024
9

Columbia Real Estate Equity Fund
Summary of the Fund (continued)
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Class A	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
10
Prospectus 2024

Columbia Real Estate Equity Fund
More Information About the Fund
Investment Objective
Columbia Real Estate Equity Fund (the Fund) seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). Only shareholders can change the Fund’s investment objective. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry (Real Estate Companies), including real estate investment trusts (REITs). A company is considered to be “principally engaged” in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate. The Fund will concentrate its investments in the real estate industry. The Fund takes long and short positions in equity REITs, mortgage REITs and hybrid REITs.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund. The Fund anticipates that its number of holdings will increase and, as a result, the Fund may operate as a diversified fund. In addition to making direct investments in Real Estate Companies, the Fund will invest in derivatives, particularly contracts for differences (CFDs), which are a type of swap arrangement, to obtain long and short exposures to Real Estate Companies. Columbia Management Investment Advisers, LLC (the Investment Manager) uses CFDs to express its view of relative value between Real Estate Companies operating in the same part of the real estate market. Specifically, the Investment Manager uses CFDs to extend the Fund’s long position in holdings of which it has a favorable view and enters into short positions in Real Estate Companies of which it has a less favorable view. CFDs create leverage, which may exaggerate increases or decreases in the value of the Fund’s overall portfolio. Through investment in CFDs, the Fund generally expects exposures of approximately 30% (but normally not more than 35%) of the Fund’s net assets in short positions and approximately 130% (but normally not more than 135%) of the Fund’s net assets in long positions. The Investment Manager generally seeks to maintain CFD long and short exposures for the Fund that are approximately balanced. The Fund may include investments in derivatives towards its 80% policy.
In selecting investments and determining investment exposures, including the Fund’s long and short positions through CFDs, the Investment Manager uses fundamental analysis in identifying investment opportunities and risks, and in constructing the Fund’s portfolio. The Investment Manager considers, among other factors:
■
overall economic and market conditions; and
■
the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
The Investment Manager may take a short position or sell a security held in the portfolio if the Investment Manager believes that there is deterioration (or expected deterioration) in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets being invested in Real Estate Companies may not be changed without shareholder approval.
Principal Risks
An investment in the Fund involves risks, including Real Estate-Related Investment Risk, Derivatives Risk, Leverage Risk, Market Risk, and Changing Distribution Level Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured
Prospectus 2024
11

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The
12
Prospectus 2024

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■
Contracts for differences (CFDs) are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities, different groups or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades on a particular asset(s). CFDs enable investors to speculate on whether a market will go up or down, and profit from the price movement without owning the underlying asset(s). CFDs essentially allow investors to trade the direction of securities, including over the very short term. CFDs are subject to the risks described above under Derivatives Risk – Swaps Risk.
Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment by taking short positions or using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Swaps, including contracts for differences, and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could
Prospectus 2024
13

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Portfolio Turnover, Frequent Trading and Tax Risk. The Fund may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Use of swaps, including contracts for differences, and other derivatives increases the possibility that the Fund, as relevant, will generate taxable ordinary income. The Fund cannot carry back or carry forward any net operating losses (defined as ordinary deductions in excess of ordinary income for the year) and cannot use capital loss carryforwards to offset ordinary income. Frequent trading of other investments, such as REITs, increases the possibility that the Fund will generate capital gains. Both short-term capital gains and net ordinary gains are distributed as ordinary income and are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes, which could reduce the Fund’s after-tax return for shareholders owning Fund shares in taxable accounts. These trading strategies can mean higher brokerage and other transaction costs. The costs and tax effects associated with such trading strategies may adversely affect the Fund’s after-tax performance. In July 2023, the Fund changed its Principal Investment Strategies, which has resulted in increased portfolio turnover relative to the Fund’s strategy in place prior to July 2023.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in
14
Prospectus 2024

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Statement of Additional Information (SAI). The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon
Prospectus 2024
15

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program, which could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Fund Investing
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
16
Prospectus 2024

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as forward contracts, futures contracts, options, structured investments and swaps, for various purposes, including among others, investing in particular derivatives in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. For information on the risks of investing in derivatives, see Transactions in Derivatives above.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI. Fund policy generally permits the disclosure of portfolio holdings information on the Fund's website (columbiathreadneedleus.com) only after a certain amount of time has passed, as described in the SAI.
Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the Fund's website may not always be current.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmark(s), and accordingly the Fund's holdings may diverge significantly from those of its benchmark(s). In addition, the Fund may invest in securities outside any industry and geographic sectors represented in its benchmark(s). The Fund's weightings in individual securities, and in industry or geographic sectors, may also vary considerably from those of its benchmark(s).
eDelivery and Mailings to Households
In order to reduce shareholder expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at columbiathreadneedleus.com/investor/.
Prospectus 2024
17

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These fees include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class — Financial Intermediary Compensation.
18
Prospectus 2024

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2025, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:
Columbia Real Estate Equity Fund
Class A	1.25%
Class Adv	1.00%
Class Inst	1.00%
Class Inst2	0.91%
Class Inst3	0.85%
Class S	1.00%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
The Investment Manager has contractually agreed to implement a waiver with respect to Fund assets invested in funds that pay a management or advisory fee to the Investment Manager or its affiliate (underlying affiliated funds).  Under this arrangement, the Investment Manager waives its net management fee (management fee less reimbursements/waivers) with respect to the Fund in an amount equal to the net management or advisory fee (fee less reimbursement/waivers) payable by an underlying affiliated fund on the assets invested by the Fund in the underlying affiliated fund.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, the Distributor, the Transfer Agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
Prospectus 2024
19

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
The Investment Manager, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser and administrator to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. The Investment Manager is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time, the Investment Manager  (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Fund and other accounts of the Investment Manager  (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
20
Prospectus 2024

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund's SAI, and with the Investment Manager’s and the Fund's compliance policies and procedures, provide services to the Fund.
The Fund pays the Investment Manager a fee for its management services, which include investment advisory services and administrative services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, management services fees paid to the Investment Manager by the Fund amounted to 0.75% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund's management agreement is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2023.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Portfolio Management	Title	Role with Fund	Managed Fund Since
Alban Lhonneur	Portfolio Manager	Co-Portfolio Manager	July 2023
Daniel Winterbottom, CFA	Portfolio Manager	Co-Portfolio Manager	July 2023
Mr. Lhonneur joined Thames River Capital LLP, a Participating Affiliate, in 2008. Mr. Lhonneur began his investment career in 2005 and earned a BSc Business and Management programme at ESC Toulouse, a Master’s degree in Finance from the French business school SKEMA and a post-graduate Specialised Master in Finance in 2005 from ESCP-EAP in Paris.
Mr. Winterbottom joined Thames River Capital LLP, a Participating Affiliate, in 2015. Mr. Winterbottom began his investment career in 2002 and earned a BSc (Hons) in Mathematics from King’s College, London and is a CFA Charterholder.
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.
Prospectus 2024
21

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■
compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■
the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■
separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■
regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■
insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests; and
■
regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports
22
Prospectus 2024

Columbia Real Estate Equity Fund
More Information About the Fund (continued)
and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
Prospectus 2024
23

Columbia Real Estate Equity Fund
Choosing a Share Class
The Funds
The Columbia Funds (referred to as the Funds) generally share the same policies and procedures for investor services, as described below. Each Fund is a series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I) or Columbia Funds Series Trust II (CFST II), and certain features of distribution and/or service plans may differ among these trusts. The Fund offered by this prospectus is a series of CFST I. Columbia Funds with names that include the words “Tax-Exempt” or “Municipal” (the Tax-Exempt Funds) have certain policies that differ from other Columbia Funds (the Taxable Funds). The Fund offered by this prospectus is treated as a Taxable Fund for these purposes.
Funds Contact Information
Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o SS&C GIDS, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.
*
The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.
Omnibus Accounts
The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.
Retirement Plans and Omnibus Retirement Plans
The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.
Networked Accounts
Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.
Summary of Share Class Features
Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1
24
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things:
■
The amount you plan to invest.
■
How long you intend to remain invested in the Fund.
■
The fees (e.g., sales charge or “load”) and expenses for each share class.
■
Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.
 FUNDamentals
Front-End Sales Charge Calculation
The front-end sales charge is calculated as a percentage of the offering price.
■
The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.
■
The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.
The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
 FUNDamentals
Contingent Deferred Sales Charge
A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.
Prospectus 2024
25

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class Features
The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3, Class R and Class S shares.
Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus, as it may be supplemented from time to time, and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new and/or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.
The sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.
Share Class	Eligible Investors; Minimum Initial Investments(a); Conversion Features(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)
Class A	Eligibility: Available to the general public for investment(e) Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts (as described below))
Taxable Funds:
5.75% maximum,
declining to 0.00%
on investments of
$1 million or more
Tax-Exempt Funds:
3.00% maximum,
declining to 0.00%
on investments of
$500,000 or more
None for Columbia
Government
Money Market
Fund and certain
other Funds(f)

Taxable Funds(f):
CDSC on certain
investments of
between $1 million
and $50 million
redeemed within
18 months after
purchase charged
as follows:
• 1.00% CDSC if
redeemed within
12 months after
purchase, and
• 0.50% CDSC if
redeemed more
than 12, but less
than 18, months
after purchase
Tax-Exempt
Funds(f): Maximum
CDSC of 0.75% on
certain
investments of
$500,000 or more
redeemed within
12 months after
purchase

Reductions: Yes, see
Choosing a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Reductions
Waivers: Yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Waivers, as well as Choosing
a Share Class — CDSC
Waivers – Class A and Class C
Financial intermediary-specific
waivers are also available, see
Appendix A
Distribution and Service Fees: up to 0.25%
Class Adv
Eligibility: Available only to
(i) omnibus retirement plans,
including self-directed brokerage
accounts within omnibus retirement
plans that clear through institutional
no transaction fee (NTF)
platforms; (ii) trust companies or
		None	None	N/A	None
26
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments(a); Conversion Features(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)

similar institutions; (iii) broker-
dealers, banks, trust companies and
similar institutions that clear Fund
share transactions for their client or
customer investment advisory or
similar accounts through designated
financial intermediaries and their
mutual fund trading platforms that
have been granted specific written
authorization from the Transfer Agent
with respect to Class Adv eligibility
apart from selling, servicing or
similar agreements; (iv) 501(c)(3)
charitable organizations; (v) 529
plans; (vi) health savings accounts;
(vii) investors participating in a fee-
based advisory program sponsored
by a financial intermediary or other
entity that is not compensated by the
Fund for those services, other than
payments for shareholder servicing
or sub-accounting performed in place
of the Transfer Agent; and (viii)
commissionable brokerage platforms
where the financial intermediary,
acting as broker on behalf of its
customer, charges the customer a
commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Adv shares
within such platform.(e)
Minimum Initial Investment: None,
except in the case of (viii) above,
which is $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts)

Class C
Eligibility: Available to the general
public for investment
Minimum Initial Investment: $2,000
($1,000 for IRAs; $100 for monthly
Systematic Investment Plan
accounts)
Purchase Order Limit for Tax-Exempt
Funds: $499,999(g), none for
omnibus retirement plans
Purchase Order Limit for Taxable
Funds: $999,999(g); none for
omnibus retirement plans
Conversion Feature: Yes. Class C
shares generally automatically
convert to Class A shares of the
same Fund in the month of or the
month following the 8-year
		None	1.00% on certain investments redeemed within one year of purchase
Waivers: Yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class –
CDSC Waivers – Class A and
Class C
Financial intermediary-specific
CDSC waivers are also
available, see Appendix A
Distribution Fee: 0.75% Service Fee: 0.25%
Prospectus 2024
27

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments(a); Conversion Features(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)
anniversary of the Class C shares purchase date.(b)
Class Inst
Eligibility: Available only to certain
eligible investors, which are subject
to different minimum investment
requirements, ranging from $0 to
$2,000, including investors who
purchase Fund shares through
commissionable brokerage platforms
where the financial intermediary
holds the shares in an omnibus
account and, acting as broker on
behalf of its customer, charges the
customer a commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst shares
within such platform; closed to (i)
accounts of financial intermediaries
that clear Fund share transactions for
their client or customer accounts
through designated financial
intermediaries and their mutual fund
trading platforms that have been
given specific written notice from the
Transfer Agent of the termination of
their eligibility for new purchases of
Class Inst shares and (ii) omnibus
group retirement plans, subject to
certain exceptions(e)(h)
Minimum Initial Investment: See
Eligibility above
		None	None	N/A	None
Class Inst2
Eligibility: Available only to (i) certain
registered investment advisers and
family offices that clear Fund share
transactions for their client or
customer accounts through
designated financial intermediaries
and their mutual fund trading
platforms that have been granted
specific written authorization from
the Transfer Agent with respect to
Class Inst2 eligibility apart from
selling, servicing or similar
agreements; (ii) omnibus retirement
plans(h); (iii) health savings accounts,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst2
shares within such platform and that
Fund shares are held in an omnibus
account; and (iv) institutional
investors that are clients of the
Columbia Threadneedle Global
Institutional Distribution Team that
invest in Class Inst2 shares for their
own account through platforms
approved by the Distributor or an
		None	None	N/A	None
28
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments(a); Conversion Features(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)
affiliate thereof to offer and/or service Class Inst2 shares within such platform. Minimum Initial Investment: None
Class Inst3
Eligibility: Available to (i) group
retirement plans that maintain plan-
level or omnibus accounts with the
Fund(h); (ii) institutional investors that
are clients of the Columbia
Threadneedle Global Institutional
Distribution Team that invest in
Class Inst3 shares for their own
account through platforms approved
by the Distributor or an affiliate
thereof to offer and/or service
Class Inst3 shares within such
platform; (iii) collective trust funds;
(iv) affiliated or unaffiliated mutual
funds (e.g., funds operating as funds-
of-funds); (v) fee-based platforms of
financial intermediaries (or the
clearing intermediary they trade
through) that have an agreement with
the Distributor or an affiliate thereof
that specifically authorizes the
financial intermediary to offer and/or
service Class Inst3 shares within
such platform, provided also that
Fund shares are held in an omnibus
account; (vi) commissionable
brokerage platforms where the
financial intermediary, acting as
broker on behalf of its customer,
charges the customer a commission
for effecting transactions in Fund
shares, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; (vii) health savings
accounts, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; and (viii) bank trust
departments, subject to an
agreement with the Distributor that
specifically authorizes offering
Class Inst3 shares and provided that
Fund shares are held in an omnibus
account. In each case above where
noted that Fund shares are required
to be held in an omnibus account,
the Distributor may, in its discretion,
determine to waive this
requirement.(e)
		None	None	N/A	None
Prospectus 2024
29

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments(a); Conversion Features(b)	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service Fees(d)

Minimum Initial Investment: No
minimum for the eligible investors
described in (i), (iii), (iv), (v), and (vii)
above; $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts) for the
eligible investors described in (vi)
above; and $1 million for all other
eligible investors, unless waived in
the discretion of the Distributor

Class R
Eligibility: Available only to eligible
retirement plans, health savings
accounts and, in the sole discretion
of the Distributor, other types of
retirement accounts held through
platforms maintained by financial
intermediaries approved by the
Distributor
Minimum Initial Investment: None
		None	None	N/A	Series of CFST & CFST I: distribution fee of 0.50% Series of CFST II: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class S
Effective on or about October 1,
2024, Class S shares are available
(i) to be held, but not purchased, by
accounts of financial intermediaries
that, with specific written permission
from the Transfer Agent, have
instructed the Fund to exchange
Class Inst shares for Class S shares;
and (ii) to be held and purchased by
omnibus group retirement plans that
(A) opened and, subject to
exceptions, funded a Class Inst
share account as of the close of
business on March 28, 2013 and
have continuously held Class Inst
shares in such account through at
least September 30, 2024 and (B)
received specific written permission
from the Transfer Agent to exchange
Class Inst shares for Class S shares.
Only omnibus retirement plans
referenced in (ii) above may purchase
Class S shares, open new Class S
accounts, or add new plan
participants to a Class S shares
omnibus retirement plan account.
Otherwise, Class S shares are not
available for purchase (other than
through the reinvestment of
distributions on Class S shares).(h)
Minimum Initial Investment: See
Eligibility above
		None	None	N/A	None
(a)
Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
(b)
For more information on the conversion of Class C shares to Class A shares, see Choosing a Share Class - Sales Charges and Commissions - Class C Shares - Conversion to Class A Shares.
30
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
(c)
Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(d)
These are the maximum applicable distribution and/or service fees. These fees are paid under the Fund’s Rule 12b-1 plan. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. Although Class A shares of certain series of CFST I are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund each pay a distribution and service fee of up to 0.15% on Class A shares. Columbia Government Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares. Columbia High Yield Municipal Fund, Columbia Intermediate Duration Municipal Bond Fund and Columbia Tax-Exempt Fund each pay a service fee of up to 0.20% on Class A and Class C shares. Columbia Intermediate Duration Municipal Bond Fund pays a distribution fee of up to 0.65% on Class C shares. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.
(e)
Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Funds’ shares. Additionally, for Columbia Ultra Short Duration Municipal Bond Fund, Direct-at-Fund Accounts held at the Fund’s Transfer Agent that do not or no longer have a financial intermediary assigned to these Fund accounts may purchase shares. Class Adv shares of Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund are also available to certain registered investment advisers that clear Fund share transactions for their client accounts through designated financial intermediaries with mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent (apart from selling, servicing or similar agreements) to sell Class Inst2 shares, which are not offered by the Funds. Class Inst3 shares of Columbia Ultra Short Term Bond Fund that were open and funded accounts prior to November 30, 2018 (the conversion date from the former unnamed share class to Class Inst3 shares) are eligible for additional investment; however, any account established after that date must meet the current Class Inst3 eligibility requirements.
(f)
For Columbia Short Duration Municipal Bond Fund, a CDSC of 0.50% is charged on certain investments of $500,000 or more redeemed within 12 months after purchase. The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund.
(g)
If you are eligible to invest in Class A shares without a front-end sales charge, you should discuss your options with your financial intermediary. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.
(h)
These share classes are closed to new accounts, or closed to previously eligible investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:
• Class Inst Shares. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent, effective March 29, 2013, of the termination of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Inst account as of close of business on March 28, 2013, and have continuously held Class Inst shares in such account after such date, may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Inst accounts. Accounts of financial intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms are not permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through Fund distribution reinvestments).
• Class Inst2 Shares. Shareholders with Class Inst2 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst2 shares may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts and add new shareholders in the program.
• Class Inst3 Shares. Shareholders with Class Inst3 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst3 shares may not establish new accounts for such share class but may continue to make additional purchases of Class Inst3 shares in existing accounts.
• Class S Shares. Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
Sales Charges and Commissions
Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section
Prospectus 2024
31

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees. You may be required to pay brokerage commissions and other fees to financial intermediaries when transacting in any class of Fund shares, including those that do not assess any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. Such brokerage commissions and other fees are set by the financial intermediary.
As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C and Class R shares of the Fund, if available. Over time, Class C and Class R shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares. Although the full amount of your purchase price of Class C and Class R shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C and Class R shares. In this regard, Class C shares held in Direct-at-Fund Accounts automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and the conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares. Class Adv, Class Inst, Class Inst2, Class Inst3 and Class S shares of the Fund do not have distribution and/or service fees.
Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.
Class A Shares — Front-End Sales Charge
Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares (other than shares of Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, and Columbia U.S. Treasury Index Fund), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges and Appendix A.
The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge.
32
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
The front-end sales charge you will pay on Class A shares:
■
depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and
■
is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).
The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.
Class A Shares — Front-End Sales Charge — Breakpoint Schedule*
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Equity Funds, Columbia Adaptive Risk Allocation Fund, Columbia Commodity Strategy Fund, Columbia Multi Strategy Alternatives Fund, and Funds-of-Funds (equity)*	$0–$49,999	5.75%	6.10%	5.00%
	$50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

Fixed Income Funds (except those listed below) and Funds-of-Funds (fixed income)*	$0-$49,999	4.75%	4.99%	4.00%
	$50,000–$99,999	4.25%	4.44%	3.50%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

Tax-Exempt Funds (other than Columbia Short Duration Municipal Bond Fund)	$0-$99,999	3.00%	3.09%	2.50%
	$100,000–$249,999	2.50%	2.56%	2.15%
	$250,000–$499,999	1.50%	1.53%	1.25%
	$500,000 or more	0.00%	0.00%	0.00%(c)

Columbia Floating Rate Fund, Columbia Limited Duration Credit Fund, Columbia Mortgage Opportunities Fund, Columbia Quality Income Fund, and Columbia Total Return Bond Fund	$0-$99,999	3.00%	3.09%	2.50%
	$100,000–$249,999	2.50%	2.56%	2.15%
	$250,000–$499,999	2.00%	2.04%	1.75%
	$500,000–$999,999	1.50%	1.52%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

Columbia Short Term Bond Fund	$0-$99,999	1.00%	1.01%	0.75%
	$100,000–$249,999	0.75%	0.76%	0.50%
	$250,000–$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

Prospectus 2024
33

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Class A Shares — Front-End Sales Charge — Breakpoint Schedule*
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Columbia Short Duration Municipal Bond Fund	$0-$99,999	1.00%	1.01%	0.75%
	$100,000–$249,999	0.75%	0.76%	0.50%
	$250,000–$499,999	0.50%	0.50%	0.40%
	$500,000 or more	0.00%	0.00%	0.00%(c)

*
The following Funds are not subject to a front-end sales charge or CDSC on Class A shares: Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. "Funds-of-Funds (equity)" includes Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio. "Funds-of-Funds (fixed income)" includes Columbia Capital Allocation Conservative Portfolio and Columbia Income Builder Fund. Columbia Balanced Fund, Columbia Flexible Capital Income Fund and Columbia Global Opportunities Fund are treated as equity Funds for purposes of the table.
(a)
Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)
For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Taxable Fund or $500,000 or more of Class A shares of a Tax-Exempt Fund, see Class A Shares — Commissions below.
Class A Shares — CDSC
In some cases, you'll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.
Tax-Exempt Funds
■
If you purchased Class A shares of any Tax-Exempt Fund (other than Columbia Short Duration Municipal Bond Fund) without paying a front-end sales charge because your eligible accounts aggregated $500,000 or more at the time of purchase, you will incur a CDSC of 0.75% if you redeem those shares within 12 months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $500,000 or more will also be subject to a CDSC of 0.75% if you redeem those shares within 12 months after purchase.
■
If you purchased Class A shares of Columbia Short Duration Municipal Bond Fund without paying a front-end sales charge because your eligible accounts aggregated $500,000 or more at the time of purchase, you will incur a CDSC of 0.50% if you redeem those shares within 12 months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $500,000 or more will also be subject to a CDSC of 0.50% if you redeem those shares within 12 months after purchase.
Taxable Funds
■
If you purchased Class A shares of any Taxable Fund without paying a front-end sales charge because your eligible accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within 18 months after purchase as described in the previous sentence.
34
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Class A Shares — Commissions
The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares — Front-End Sales Charge above.
The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):
Class A Shares of Tax-Exempt Funds — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level* (as a % of net asset value per share)
$500,000 – $3,999,999	0.75%**
$4 million – $19,999,999	0.50%
$20 million or more	0.25%
*
The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 0.75% on the first $3,999,999 and 0.50% on the balance.
**
The commission level on purchases of Class A shares of Columbia Short Duration Municipal Bond Fund is: 0.50% on purchases of $500,000 to $19,999,999 and 0.25% on purchases of $20 million or more.
Class A Shares of Taxable Funds — Commission Schedule (Paid by the Distributor to Financial Intermediaries)*
Purchase Amount	Commission Level** (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%
*
Not applicable to Funds that do not assess a front-end sales charge.
**
The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.
Class C Shares — Front-End Sales Charge
You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares. If you are eligible to invest in Class A shares without a front-end sales charge, you should discuss your options with your financial intermediary. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.
Class C Shares — Conversion to Class A Shares
Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted (pursuant to the financial intermediary’s Class C conversion policy, including those disclosed in Appendix A, which may differ from the Fund’s policy described here) provided that the intermediary is able to track individual shareholders’ holding periods. It is the financial intermediary's (and not the Fund's) responsibility to keep records and to ensure that the shareholder holding period is calculated properly.
Prospectus 2024
35

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Not all financial intermediaries are able to track individual shareholders' holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary's platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares.
The following rules apply to the automatic conversion of Class C shares to Class A shares:
■
Class C share accounts that are Direct-at-Fund Accounts and Networked Accounts for which the Transfer Agent (and not your financial intermediary) sends you Fund account transaction confirmations and statements, convert on or about the 15th day of the month (if the 15th is not a business day, then the next business day thereafter) that they become eligible for automatic conversion provided that the Fund has records that Class C shares have been held for the requisite time period.
■
For purposes of determining the month when your Class C shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made. Your financial intermediary may choose a different day of the month to convert Class C shares. Please contact your financial intermediary for more information on calculating the holding period.
■
Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
■
You’ll receive the same dollar value of Class A shares as the Class C shares that were automatically converted. Class C shares that you received from an exchange of Class C shares of another Fund will convert based on the day you bought the original shares.
■
In addition to the above automatic conversion of Class C to Class A shares policy, the Transfer Agent seeks to convert Class C shares as soon as administratively feasible, regardless of how long such shares have been owned, to Class A shares of the same Fund for Direct-at-Fund Accounts (as defined below) that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
■
No sales charge or other charges apply in connection with these automatic conversions, and the conversions are free from U.S. federal income tax.
Class C Shares — CDSC
You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
Class C Shares — Commissions
Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. A portion of this payment may be passed along to your financial advisor. The Distributor seeks to recover this payment through fees it receives under the Fund's distribution and/or service plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.
36
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Reductions/Waivers of Sales Charges
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.
Class A Shares Front-End Sales Charge Reductions
The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.
First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members' ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.
Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow (which means you will not be able to redeem Fund shares equivalent to that amount until they are released from escrow). At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.
You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.
The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.
Prospectus 2024
37

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
 FUNDamentals
Your “Immediate Family” and Account Value Aggregation
For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.
Eligible Accounts
The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E or Class Inst shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.
The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund.
Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.
Class A Shares Front-End Sales Charge Waivers
There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A
38
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
shares in the same Fund (see Appendix S to the SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI.
In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans; and (viii) purchases of Class A shares in Direct-at-Fund Accounts (as defined below) that do not have a financial intermediary assigned to them. For a more complete description of these eligible transactions, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
CDSC Waivers – Class A and Class C
You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares: in the event of the shareholder's death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund's Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); held within Direct-at-Fund Accounts that do not have a financial intermediary assigned to them; and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
Repurchases (Reinstatements)
As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S.
Prospectus 2024
39

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.
Repurchases (Reinstatements)
Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C
Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.
To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to this prospectus and Appendix S of the SAI for more information about sales charge waivers.
Distribution and Service Fees
The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.
The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:
	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%(c)	up to 0.35%(a)(c)(d)
Class Adv	None	None	None
Class C	0.75%(b)(d)	0.25%(c)	1.00%(c)(d)
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class R (series of CFST and CFST I)	0.50%	—(e)	0.50%
Class R (series of CFST II)	up to 0.50%	up to 0.25%	0.50%(d)(e)
Class S	None	None	None
(a)
The maximum distribution and service fees for Class A shares varies among the Funds, as shown in the table below:
40
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Series of CFST and CFST II (other than Columbia Government Money Market Fund)	—	—	0.25%; these Funds pay a combined distribution and service fee
Columbia Government Money Market Fund	—	—	0.10%
Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund	up to 0.15%	up to 0.15%	0.15%
Columbia Balanced Fund, Columbia Contrarian Core Fund,
Columbia Dividend Income Fund, Columbia Global Technology
Growth Fund, Columbia Large Cap Growth Fund, Columbia
Oregon Intermediate Municipal Bond Fund, Columbia Real
Estate Equity Fund, Columbia Select Mid Cap Growth Fund,
Columbia Small Cap Growth Fund, Columbia Total Return Bond
Fund
	up to 0.10%	up to 0.25%
up to 0.35%; these Funds may
pay distribution and service fees
up to a maximum of 0.35% of their
average daily net assets
attributable to Class A shares
(comprised of up to 0.10% for
distribution services and up to
0.25% for shareholder liaison
services) but currently limit such
fees to an aggregate fee of not
more than 0.25% for
Class A shares

Columbia Adaptive Risk Allocation Fund, Columbia Bond Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Greater China Fund, Columbia International Dividend Income Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Multi Strategy Alternatives Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Select Large Cap Growth Fund, Columbia Small Cap Value Fund I, Columbia Strategic Income Fund, Columbia Strategic New York Municipal Income Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Duration Municipal Bond Fund, Columbia Tax-Exempt Fund, Columbia Strategic California Municipal Income Fund	—	0.20%	0.20%
Columbia U.S. Treasury Index Fund	---	0.15%	0.15%
(b)
The distribution fee for Class C shares of certain Funds varies. The annual distribution fee for Class C shares shall be 0.45% for Columbia Strategic California Municipal Income Fund and Columbia Strategic New York Municipal Income Fund, 0.55% for Columbia Short Term Bond Fund, 0.60% for Columbia High Yield Municipal Fund, Columbia Intermediate Duration Municipal Bond Fund and Columbia Tax-Exempt Fund, of the average daily net assets of the Fund’s Class C shares.
(c)
The service fees for Class A and Class C shares of certain Funds vary. The annual service fee for Class A and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Duration Municipal Bond Fund, Columbia Tax-Exempt Fund and Class A shares of Columbia Strategic California Municipal Income Fund may equal up to 0.20% of the average daily NAV of all shares of such Fund class. The service fee for Class A shares of Columbia U.S. Treasury Index Fund shall equal up to 0.15% annually of the average daily NAV of all shares of such Fund class.
(d)
Fee amounts noted apply to all Funds other than Columbia Government Money Market Fund, which, for Class A shares, pays distribution and service fees of 0.10%. The payment of the distribution and/or service fees payable by Columbia Government Money Market Fund under its Plan of Distribution has been suspended through November 30, 2024, or such earlier date as may be determined at the sole discretion of the Fund’s Board. Compensation paid to financial intermediaries is suspended for the duration of the suspension of payments under Columbia Government Money Market Fund’s Plan of Distribution.
(e)
Class R shares of series of CFST and CFST I pay a distribution fee pursuant to a Rule 12b-1 plan (the Funds under these trusts). The Funds do not have a shareholder service plan for Class R shares. Series of CFST II have a distribution and shareholder service plan for Class R shares. For Class R shares of series of CFST II, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
The distribution and/or service fees for Class A, Class C, and Class R shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.
For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more for Taxable Funds or $500,000 or more for Tax-Exempt Funds that pay a Class A up-front commission to your financial intermediary and the financial intermediary has opted to receive such commission. The Distributor’s
Prospectus 2024
41

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
policy to otherwise begin to pay these fees immediately on Class A shares also applies to purchases of funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and/or service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses. For Class R shares, the Distributor begins to pay these fees immediately after purchase.
Series of CFST II. The maximum fee for services under the distribution and/or shareholder servicing plan for series of CFST II is the lesser of the amount of reimbursable expenses and the fee rates in the table above. If a share class of a series of CFST II has no reimbursable distribution or shareholder servicing expenses, it will suspend the payment of any such fee. As a result of any such suspensions, the expense ratio of a Fund’s share class disclosed in the Annual Fund Operating Expenses table in the Summary of the Fund section of this prospectus may not match the ratio of expenses of such share class to average net assets shown in the Financial Highlights section of this prospectus.
If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates may at times make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above, or in larger amounts, when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited
42
Prospectus 2024

Columbia Real Estate Equity Fund
Choosing a Share Class (continued)
exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund pays the Transfer Agent a per account fee or a percentage of the average aggregate value of shares per annum maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a channel-specific or share class-specific cap established by the Board from time to time. Fee amounts in excess of the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates. For Class Inst3 shares, the Transfer Agent does not pay financial intermediaries for Shareholder Services, except that for Class Inst3 shares of Columbia Ultra Short Term Bond Fund (formerly an unnamed share class of the Fund), the Transfer Agent makes Shareholder Services payments to a financial intermediary through which shares of this class were held (under its former unnamed share class name) as of November 30, 2018, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor, the Investment Manager or their affiliates have agreed to make Marketing Support Payments and pay Shareholder Services fees.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending the Fund or a particular share class over others.
Prospectus 2024
43

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares
Share Price Determination
The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share = (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3)
44
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Transaction Rules and Policies
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.
Order Processing
Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day's NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (as defined below), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
“Good Form”
An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.
Medallion Signature Guarantees
The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.
A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion
Prospectus 2024
45

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
Customer Identification Program
Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Below the Minimum Account Balance
The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:
Minimum Account Balance
Minimum Account Balance
For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all classes except those listed below	None
Class Adv, Class Inst2, Class Inst3 and Class R	None
For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Minimum Balance Fee
If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the
46
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.
For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.
Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee
The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2, Class Inst3 and Class R shares; shareholders holding their shares through financial intermediary networked accounts or trust networked accounts; wrap fee and omnibus accounts; accounts with active monthly Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.
Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts
The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy of Funds Other than Columbia Government Money Market Fund, Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's
Prospectus 2024
47

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Exchanging Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including exchange purchase orders, involving any Fund.
For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■
negative impact on the Fund's performance;
■
potential dilution of the value of the Fund's shares;
■
interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■
losses on the sale of investments resulting from the need to sell securities at less favorable prices;
48
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
■
increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and
■
increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution, which may be exacerbated as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
Similarly, to the extent that the Fund invests significantly in thinly traded securities and other debt instruments that are rated below investment grade (commonly called “high-yield” or “junk” bonds), equity securities of small-capitalization companies, floating rate loans, or tax-exempt or other securities that may trade infrequently, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
Excessive Trading Practices Policy of Columbia Government Money Market Fund, Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund
Money market funds and short duration funds are designed to offer investors a liquid option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of shares of Columbia Government Money Market Fund, Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund. However, since frequent purchases and sales of shares of such Funds could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with Columbia Government Money Market Fund) and disrupting portfolio management strategies, each such Fund reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in a Fund's prospectus (such as minimum purchase amounts), each such Fund has no limits on purchase or exchange transactions. In addition, each such Fund reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.
Opening an Account and Placing Orders
We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.
The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.
Prospectus 2024
49

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.
Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.
The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.
Direct-At-Fund Accounts (Accounts Held Directly with the Fund)
Fund shares can be held in a variety of ways. You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares, or you or your financial intermediary can establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts). Direct-at-Fund Accounts include accounts held at the Transfer Agent that do not or no longer have a financial intermediary assigned to them.
To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.
Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.
50
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Written Transactions – Direct-at-Fund Accounts
If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.
Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.
Telephone Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3, Class R and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.
You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.
Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.
Online Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3, Class R and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.
Prospectus 2024
51

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Wire Transactions – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3, Class R and (only for redemptions) Class S shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.
Electronic Funds Transfer via ACH – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3, Class R and (only for redemptions) Class S shares of a Fund by electronically transferring money via Automated Clearing House (ACH) from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.
Buying Shares
Eligible Investors
Class A Shares
Class A shares are available to the general public for investment. However, Class A shares of Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Funds' shares. Please note that shares acquired in the reorganization of BMO Ultra Short Tax-Free Fund into Columbia Ultra Short Duration Municipal Bond Fund may be held in your Fund account, but to make additional investments in Columbia Ultra Short Duration Municipal Bond Fund, such purchases must be made through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Fund’s shares. Additionally, for Columbia Ultra Short Duration Municipal Bond Fund, Direct-at-Fund Accounts held at the Fund’s Transfer Agent that do not or no longer have a financial intermediary assigned to these Fund accounts may purchase shares.
Class Adv Shares
Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.
Class Adv shares of Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Funds' shares. Class Adv shares of Columbia Ultra Short Duration Municipal Bond Fund and
52
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Columbia Ultra Short Term Bond Fund are also available to certain registered investment advisers that clear Fund share transactions for their client accounts through designated financial intermediaries with mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent (apart from selling, servicing or similar agreements) to sell Class Inst2 shares, which are not offered by the Funds. Please note that shares acquired in the reorganization of BMO Ultra Short Tax-Free Fund into Columbia Ultra Short Duration Municipal Bond Fund may be held in your Fund account, but to make additional investments in Columbia Ultra Short Duration Municipal Bond Fund, such purchases must be made through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Fund’s shares. Additionally, for Columbia Ultra Short Duration Municipal Bond Fund, Direct-at-Fund Accounts held at the Fund’s Transfer Agent that do not or no longer have a financial intermediary assigned to these Fund accounts may purchase shares.
Class C Shares
Class C shares are available to the general public for investment, except that Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received from Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
Class Inst Shares
Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.
Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.
Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.
Class Inst shares of Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Funds' shares. Please note that shares acquired in the reorganization of BMO Ultra Short Tax-Free Fund into Columbia Ultra Short Duration Municipal Bond Fund may be held in your Fund account, but to make additional investments in Columbia Ultra Short Duration Municipal Bond Fund, such purchases must be made through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Fund’s shares.
Prospectus 2024
53

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Class Inst2 Shares
Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; (iii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst2 shares within such platform and that Fund shares are held in an omnibus account; and (iv) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.
Class Inst3 Shares
Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; (vii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (viii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Class Inst3 shares of Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund must be purchased through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Funds' shares. Please note that shares acquired in the reorganization of BMO Ultra Short Tax-Free Fund into Columbia Ultra Short Duration Municipal Bond Fund may be held in your Fund account, but to make additional investments in Columbia Ultra Short Duration Municipal Bond Fund, such purchases must be made through financial intermediaries that, by written agreement with the Distributor, are specifically authorized to sell the Fund’s shares. Please note that Class Inst3 shares of Columbia Ultra Short Term Bond Fund that were open and funded accounts prior to November 30, 2018 (the conversion date from the former unnamed share class to Class Inst3 shares) are eligible for additional investment; however, any account established after that date must meet the current Class Inst3 eligibility requirements.
Class R Shares
Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by financial intermediaries
54
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.
Class S Shares
Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
Additional Eligible Investors
In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.
Minimum Initial Investments
The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.
The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.
Minimum Initial Investments
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all classes except those listed below	$1,000	$100(c)
Group retirement plans	None	N/A
Class Adv and Class Inst	$0, $1,000 or $2,000(d)	$100(d)
Class Inst2 and Class R	None	N/A
Class Inst3	$0, $1,000, $2,000 or $1 million(e)	$100(e)
(a)
If your Class A, Class Adv, Class C, Class Inst or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.
(b)
Columbia Government Money Market Fund requires minimum initial investment of $2,000 for accounts with Systematic Investment Plans.
(c)
Columbia Government Money Market Fund requires minimum initial investment of $1,000 for accounts with Systematic Investment Plans.
(d)
The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst
Prospectus 2024
55

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for monthly Systematic Investment Plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.
(e)
There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Additional Information about Minimum Initial Investments
The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.
Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a Systematic Investment Plan, your account must meet the then-current applicable minimum initial investment.
Class Inst Shares Minimum Initial Investments
There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:
■
Any health savings account sponsored by a third party platform.
■
Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.
■
Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:
■
Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:
■
Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account
56
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
■
Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.
■
Bank trust departments that assess their clients an asset-based fee.
■
Certain other investors as set forth in more detail in the SAI.
Systematic Investment Plan
The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, Systematic Investment Plan purchases will be confirmed on your quarterly account statement. Columbia Government Money Market Fund Systematic Investment Plan purchases will be confirmed at the time of the purchase. If establishing a Systematic Investment Plan to reduce the initial fund minimum, the plan needs to be established monthly to avoid the small account fee.
Dividend Diversification
Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.
Other Purchase Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).
■
Once the Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.
■
You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.
■
Subject to Class eligibility, you buy Class Adv, Class C, Class Inst, Class Inst2, Class Inst3, Class R and Class S shares at NAV per share because no front-end sales charge applies to purchases of these share classes.
■
Class A shares of Columbia Ultra Short Term Bond Fund are not eligible for purchase by a Direct-at-Fund Account.
■
Class Inst shares of Columbia Ultra Short Term Bond Fund are not eligible for purchase by a Direct-at-Fund Account except for any current employee of Columbia Management Investment Advisers LLC, the Distributor or Transfer Agent and immediate family members of the foregoing who share the same address.
■
The Distributor and the Transfer Agent reserve the right to cancel your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.
Prospectus 2024
57

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
■
Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.
■
Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.
■
You generally may make a purchase only into a Fund that is accepting investments.
Please also read Appendix A and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.
Selling Shares
When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually withdraw your entire investment.
Check Redemption Service (for Columbia Government Money Market Fund)
Class A and Class Inst shares of Columbia Government Money Market Fund (which is not offered in this prospectus) offer check writing privileges. If you have $2,000 in Columbia Government Money Market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your Columbia Government Money Market Fund must be at least $100 and not more than $100,000 per day. You can elect this service when you initially establish your account or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into Columbia Government Money Market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your Columbia Government Money Market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
Satisfying Fund Redemption Requests
When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date for all methods of payment. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or
58
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an interfund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the interfund lending program. As a result, borrowings available to the Fund under the credit facility and the interfund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Interfund Lending in the SAI for more information about the credit facility and interfund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if the Investment Manager determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities.
While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date(s). Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed-upon redemption date(s) than on an earlier date(s) on which the investment could have been redeemed for cash.
Redemption of Newly Purchased Shares
You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
Other Redemption Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.
■
Once the Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.
Prospectus 2024
59

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
■
The Distributor, in its sole discretion, reserves the right to liquidate Fund shares (of any class of the Fund) held in an omnibus account of a financial intermediary that clears Fund share transactions through a clearing intermediary or platform that charges certain maintenance fees to the Fund if the value of the omnibus account, at the Fund share class (i.e., CUSIP) level, falls below $100,000 (a CUSIP Liquidation Event). The Distributor will provide at least 90 days’ notice of a CUSIP Liquidation Event to financial intermediaries with impacted omnibus accounts. Shareholders invested in the Fund through such omnibus accounts can request through their financial intermediary a tax-free exchange to Class A shares or shareholders can consider holding their Fund shares in a Direct-at-Fund Account, provided requirements to transfer the account are fulfilled. You should discuss your options with your financial intermediary.
■
If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.
■
If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.
■
No interest will be paid on uncashed redemption checks.
■
Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■
For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund's minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.
■
Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
Exchanging Shares
You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.
You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, including from Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not charge a front-end sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.
Systematic Exchanges
You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.
Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.
60
Prospectus 2024

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Other Exchange Rules You Should Know
■
Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).
■
Once the Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.
■
The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.
■
Shares of the purchased Fund may not be used on the same day for another exchange or sale.
■
A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account in Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of another Columbia Fund.
■
If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Columbia Fund in the future, including dividends earned on that amount, without paying a sales charge.
■
If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.
■
You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.
■
You generally may make an exchange only into a Fund that is accepting investments.
■
The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
■
Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.
■
Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.
■
Class Inst shares of a Fund may be exchanged for Class A or Class Inst shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Inst Shares for details.
■
Class A shares of Columbia Ultra Short Term Bond Fund are not eligible for exchange by a Direct-at-Fund Account.
■
Class Inst shares of Columbia Ultra Short Duration Municipal Bond Fund and Columbia Ultra Short Term Bond Fund are not eligible for exchange by a Direct-at-Fund Account except for any current employee of the Investment Manager, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address.
Prospectus 2024
61

Columbia Real Estate Equity Fund
Buying, Selling and Exchanging Shares (continued)
Same-Fund Exchange Privilege
Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A. To exchange to another class of shares of the same Fund you must meet the new class’s eligibility criteria as described in this Prospectus.
Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts, except that the Transfer Agent seeks to convert Class C shares as soon as administratively feasible to Class A shares of the same Fund for Direct-at-Fund Accounts that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares. Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) when the shareholder moves from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.
Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.
62
Prospectus 2024

Columbia Real Estate Equity Fund
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■
It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■
A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:
Declaration and Distribution Schedule
Declarations	Semiannually
Distributions	Semiannually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.
For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.
Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as
Prospectus 2024
63

Columbia Real Estate Equity Fund
Distributions and Taxes (continued)
“buying a dividend.” To avoid “buying a dividend,” before you invest in a Fund, check the Fund's distribution schedule, which is available at the Columbia Funds' website, columbiathreadneedleus.com, and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.
Taxes
You should be aware of the following considerations applicable to the Fund:
■
The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.
■
Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.
■
Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include large net shareholder redemptions, portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com.
■
From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.
■
If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.
■
Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, redemption or exchange of shares of the Fund.
■
Certain derivative instruments when held in the Fund's portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
■
Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options
64
Prospectus 2024

Columbia Real Estate Equity Fund
Distributions and Taxes (continued)
on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the SAI.
■
Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.
■
A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
■
For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the Internal Revenue Service (IRS) cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the SAI, columbiathreadneedleus.com, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.
■
The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2024
65

[This page intentionally left blank]

Columbia Real Estate Equity Fund
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. Class C shares were converted into Class A shares on April 15, 2024 and Class R shares were liquidated on April 19, 2024. Because the conversion and the liquidation occurred after the Fund’s fiscal year end, financial highlights for Class C and Class R shares are included in the table below. Because Class S shares of the Fund had not commenced operations prior to the date of this prospectus, no financial highlights are provided for this class.
This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Prospectus 2024
67

Columbia Real Estate Equity Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$11.53	0.25	1.51	1.76	(0.27)	(2.96)	(3.23)
Year Ended 12/31/2022	$16.29	0.18	(4.29)	(4.11)	(0.18)	(0.47)	(0.65)
Year Ended 12/31/2021	$12.30	0.09	4.91	5.00	(0.17)	(0.84)	(1.01)
Year Ended 12/31/2020	$13.77	0.13	(0.71)	(0.58)	(0.16)	(0.73)	(0.89)
Year Ended 12/31/2019	$12.07	0.21	3.11	3.32	(0.21)	(1.41)	(1.62)
Advisor Class
Year Ended 12/31/2023	$11.88	0.48	1.39	1.87	(0.31)	(2.96)	(3.27)
Year Ended 12/31/2022	$16.76	0.22	(4.42)	(4.20)	(0.21)	(0.47)	(0.68)
Year Ended 12/31/2021	$12.63	0.12	5.06	5.18	(0.21)	(0.84)	(1.05)
Year Ended 12/31/2020	$14.13	0.17	(0.75)	(0.58)	(0.19)	(0.73)	(0.92)
Year Ended 12/31/2019	$12.34	0.26	3.19	3.45	(0.25)	(1.41)	(1.66)
Class C
Year Ended 12/31/2023	$11.54	0.16	1.51	1.67	(0.18)	(2.96)	(3.14)
Year Ended 12/31/2022	$16.29	0.07	(4.27)	(4.20)	(0.08)	(0.47)	(0.55)
Year Ended 12/31/2021	$12.30	(0.02)	4.91	4.89	(0.06)	(0.84)	(0.90)
Year Ended 12/31/2020	$13.76	0.04	(0.70)	(0.66)	(0.07)	(0.73)	(0.80)
Year Ended 12/31/2019	$12.06	0.10	3.12	3.22	(0.11)	(1.41)	(1.52)
Institutional Class
Year Ended 12/31/2023	$11.56	0.28	1.52	1.80	(0.30)	(2.96)	(3.26)
Year Ended 12/31/2022	$16.33	0.22	(4.31)	(4.09)	(0.21)	(0.47)	(0.68)
Year Ended 12/31/2021	$12.33	0.12	4.93	5.05	(0.21)	(0.84)	(1.05)
Year Ended 12/31/2020	$13.81	0.17	(0.73)	(0.56)	(0.19)	(0.73)	(0.92)
Year Ended 12/31/2019	$12.10	0.25	3.12	3.37	(0.25)	(1.41)	(1.66)
Institutional 2 Class
Year Ended 12/31/2023	$11.50	0.30	1.51	1.81	(0.32)	(2.96)	(3.28)
Year Ended 12/31/2022	$16.25	0.23	(4.28)	(4.05)	(0.23)	(0.47)	(0.70)
Year Ended 12/31/2021	$12.28	0.14	4.89	5.03	(0.22)	(0.84)	(1.06)
Year Ended 12/31/2020	$13.75	0.17	(0.70)	(0.53)	(0.21)	(0.73)	(0.94)
Year Ended 12/31/2019	$12.06	0.22	3.15	3.37	(0.27)	(1.41)	(1.68)
Institutional 3 Class
Year Ended 12/31/2023	$11.68	0.26	1.57	1.83	(0.32)	(2.96)	(3.28)
Year Ended 12/31/2022	$16.49	0.24	(4.34)	(4.10)	(0.24)	(0.47)	(0.71)
Year Ended 12/31/2021	$12.44	0.16	4.96	5.12	(0.23)	(0.84)	(1.07)
Year Ended 12/31/2020	$13.92	0.19	(0.72)	(0.53)	(0.22)	(0.73)	(0.95)
Year Ended 12/31/2019	$12.19	0.26	3.16	3.42	(0.28)	(1.41)	(1.69)

68
Prospectus 2024

Columbia Real Estate Equity Fund
Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class A
Year Ended 12/31/2023	$10.06	15.66%	1.29% (c)	1.23% (c), (d)	2.13%	58%	$47,369
Year Ended 12/31/2022	$11.53	(25.33%)	1.27% (c)	1.25% (c), (d)	1.36%	28%	$47,507
Year Ended 12/31/2021	$16.29	41.74%	1.26%	1.26% (d)	0.63%	5%	$73,177
Year Ended 12/31/2020	$12.30	(3.70%)	1.28%	1.27% (d)	1.07%	32%	$55,651
Year Ended 12/31/2019	$13.77	28.04%	1.29%	1.28% (d)	1.47%	20%	$73,522
Advisor Class
Year Ended 12/31/2023	$10.48	16.09%	1.05% (c)	0.97% (c), (d)	4.01%	58%	$7,712
Year Ended 12/31/2022	$11.88	(25.15%)	1.02% (c)	1.00% (c), (d)	1.61%	28%	$1,420
Year Ended 12/31/2021	$16.76	42.09%	1.01%	1.01% (d)	0.85%	5%	$2,174
Year Ended 12/31/2020	$12.63	(3.56%)	1.03%	1.02% (d)	1.34%	32%	$2,148
Year Ended 12/31/2019	$14.13	28.47%	1.04%	1.04% (d)	1.81%	20%	$2,005
Class C
Year Ended 12/31/2023	$10.07	14.78%	2.04% (c)	1.98% (c), (d)	1.32%	58%	$1,072
Year Ended 12/31/2022	$11.54	(25.86%)	2.01% (c)	2.00% (c), (d)	0.53%	28%	$1,310
Year Ended 12/31/2021	$16.29	40.70%	2.01%	2.01% (d)	(0.13%)	5%	$2,722
Year Ended 12/31/2020	$12.30	(4.44%)	2.03%	2.02% (d)	0.29%	32%	$2,807
Year Ended 12/31/2019	$13.76	27.11%	2.03%	2.03% (d)	0.68%	20%	$4,623
Institutional Class
Year Ended 12/31/2023	$10.10	15.99%	1.04% (c)	0.98% (c), (d)	2.36%	58%	$76,051
Year Ended 12/31/2022	$11.56	(25.13%)	1.02% (c)	1.00% (c), (d)	1.63%	28%	$82,320
Year Ended 12/31/2021	$16.33	42.06%	1.01%	1.01% (d)	0.88%	5%	$120,982
Year Ended 12/31/2020	$12.33	(3.49%)	1.04%	1.02% (d)	1.36%	32%	$157,929
Year Ended 12/31/2019	$13.81	28.38%	1.03%	1.03% (d)	1.73%	20%	$162,706
Institutional 2 Class
Year Ended 12/31/2023	$10.03	16.10%	0.94% (c)	0.88% (c)	2.52%	58%	$1,045
Year Ended 12/31/2022	$11.50	(25.05%)	0.90% (c)	0.90% (c)	1.73%	28%	$938
Year Ended 12/31/2021	$16.25	42.15%	0.90%	0.89%	1.02%	5%	$1,321
Year Ended 12/31/2020	$12.28	(3.30%)	0.91%	0.90%	1.41%	32%	$920
Year Ended 12/31/2019	$13.75	28.49%	0.89%	0.89%	1.57%	20%	$1,370
Institutional 3 Class
Year Ended 12/31/2023	$10.23	16.09%	0.87% (c)	0.83% (c)	2.11%	58%	$44,303
Year Ended 12/31/2022	$11.68	(25.00%)	0.84% (c)	0.84% (c)	1.81%	28%	$96,459
Year Ended 12/31/2021	$16.49	42.33%	0.84%	0.83%	1.06%	5%	$134,201
Year Ended 12/31/2020	$12.44	(3.27%)	0.85%	0.84%	1.55%	32%	$48,451
Year Ended 12/31/2019	$13.92	28.58%	0.84%	0.84%	1.84%	20%	$44,827

Prospectus 2024
69

Columbia Real Estate Equity Fund
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2023	$11.52	0.21	1.52	1.73	(0.24)	(2.96)	(3.20)
Year Ended 12/31/2022	$16.27	0.14	(4.27)	(4.13)	(0.15)	(0.47)	(0.62)
Year Ended 12/31/2021	$12.29	0.06	4.90	4.96	(0.14)	(0.84)	(0.98)
Year Ended 12/31/2020	$13.75	0.10	(0.70)	(0.60)	(0.13)	(0.73)	(0.86)
Year Ended 12/31/2019	$12.05	0.16	3.13	3.29	(0.18)	(1.41)	(1.59)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
70
Prospectus 2024

Columbia Real Estate Equity Fund
Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a), (b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class R
Year Ended 12/31/2023	$10.05	15.38%	1.54% (c)	1.48% (c), (d)	1.78%	58%	$1,462
Year Ended 12/31/2022	$11.52	(25.50%)	1.52% (c)	1.50% (c), (d)	1.10%	28%	$1,892
Year Ended 12/31/2021	$16.27	41.34%	1.51%	1.51% (d)	0.41%	5%	$3,253
Year Ended 12/31/2020	$12.29	(3.90%)	1.53%	1.52% (d)	0.78%	32%	$2,282
Year Ended 12/31/2019	$13.75	27.77%	1.53%	1.53% (d)	1.10%	20%	$3,726

Prospectus 2024
71

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges
As noted in the Choosing a Share Class section of the prospectus, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts and does not apply in any case to non-omnibus positions wherever held. These reductions and/or waivers may apply to purchases, sales, and exchanges of Fund shares. A shareholder transacting in Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.
The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Funds, the Investment Manager and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.
 Ameriprise Financial Services, LLC (Ameriprise Financial Services)
The following information has been provided by Ameriprise Financial Services:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:
Shareholders purchasing Fund shares through an Ameriprise Financial Services brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia Fund family).
■
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Fund’s Class C Shares – Conversion to Class A Shares policy (stated outside this Appendix A) provides for a waiver with respect to exchanges of Class C shares or the conversion of Class C shares following a shorter holding period, that waiver will apply.
■
Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
Shares purchased from the proceeds of redemptions from another fund in the Columbia Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
A-1
Prospectus 2024

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Robert W. Baird & Co. Incorporated (Baird)
The following information has been provided by Baird:
Effective June 30, 2020, shareholders purchasing Columbia Fund shares through a Baird platform or account that maintains an omnibus position with the Fund will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Baird will not apply to non-omnibus positions.
Front-End Sales Charge Waivers on Class A Shares Available at Baird:
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Columbia Fund.
■
Share purchases by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
■
Shares purchased with the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Columbia Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and Class C Shares Available at Baird:
■
Shares sold due to death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased due to returns of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
■
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
■
Breakpoints as described in this prospectus.
■
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Baird. Eligible Columbia Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Columbia Funds through Baird, over a 13-month period of time.
Prospectus 2024
A-2

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Edward D. Jones & Co., L.P. (Edward Jones)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in Columbia Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing Columbia Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or the Fund’s SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds and Future Scholars Program, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this prospectus.
Rights of Accumulation (ROA)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Columbia Funds and Future Scholars Program held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
A-3
Prospectus 2024

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made from a share class that charges a front-end load and one of the following:
■
The redemption and repurchase occur in the same account.
■
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
■
Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder.
■
Systematic withdrawals with up to 10% per year of the account value.
■
Return of excess contributions from an Individual Retirement Account (IRA).
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■
Shares exchanged in an Edward Jones fee-based program.
■
Shares acquired through NAV reinstatement.
■
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■
Initial purchase minimum: $250
■
Subsequent purchase minimum: none
Prospectus 2024
A-4

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Minimum Balances
■
Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform.
■
A 529 account held on an Edward Jones platform.
■
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
■
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in the Fund to Class A shares.
 Janney Montgomery Scott LLC (Janney)
The following information has been provided by Janney:
Effective May 1, 2020, if you purchase Columbia Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Janney does not apply to non-omnibus positions.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares acquired through a right of reinstatement.
■
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■
Shares acquired through a right of reinstatement.
■
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■
Breakpoints as described in this prospectus.
A-5
Prospectus 2024

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge”.
 J.P. Morgan Securities LLC
The following information has been provided by J.P. Morgan Securities LLC:
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
■
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
■
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
■
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
■
Shares purchased through rights of reinstatement.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia fund family).
■
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
■
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
■
Breakpoints as described in this prospectus.
Prospectus 2024
A-6

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of Columbia fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Columbia fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
■
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Columbia fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
 Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares purchased through a Merrill investment advisory program.
■
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
■
Shares purchased through the Merrill Edge Self-Directed platform.
■
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
■
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).
■
Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees).
■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days
A-7
Prospectus 2024

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (CDSC) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
■
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
■
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
■
Shares sold due to return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
■
Front-end or level-load shares held in commission-based, non-taxable requirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in accounts in their Merrill Household.
■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
 Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)
The following information has been provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Columbia Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management Effective July 1, 2018:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
■
Shares purchased through a Morgan Stanley self-directed brokerage account.
■
Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.
Prospectus 2024
A-8

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
 Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
The following information has been provided by Raymond James:
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Columbia Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Columbia Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James:
Effective March 1, 2019, shareholders purchasing Columbia Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James:
■
Shares purchased in an investment advisory program.
■
Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James:
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.
A-9
Prospectus 2024

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:
■
Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
 Stifel, Nicolaus & Company, Incorporated (Stifel) and its broker dealer affiliates
The following information has been provided by Stifel:
Effective January 2, 2024, shareholders purchasing or holding Columbia Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
■
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Columbia Funds held by accounts within the purchaser’s household at Stifel. Eligible Columbia Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
■
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
■
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
■
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Columbia Funds.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
Prospectus 2024
A-10

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares from rollovers into Stifel from retirement plans to IRAs.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Purchases of Class 529-A shares through a rollover from another 529 plan.
■
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
■
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
■
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares acquired through a right of reinstatement.
■
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
■
Shares exchanged or sold in a Stifel fee-based program.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Share Class Conversions in Advisory Accounts
■
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
 U.S. Bancorp Investments, Inc. (USBI)
The following information has been provided by USBI:
Effective September of 2021, shareholders purchasing Columbia Fund shares through a USBI platform or who own shares for which USBI is the broker-dealer, where the shares are held in an omnibus account, will only be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
All other sales charge waivers and reduction described elsewhere in this prospectus or the Fund’s SAI still apply.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
 Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries
Shareholders purchasing Columbia Fund shares through a platform or account of RBC Capital Markets, LLC are eligible for the following sales charge waiver:
A-11
Prospectus 2024

Columbia Real Estate Equity Fund
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Class A Shares Front-End Sales Charge Waiver Available at RBC Capital Markets, LLC:
■
For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Prospectus 2024
A-12

Columbia Real Estate Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail: Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Funds Series Trust I, of which the Fund is a series, is 811-04367.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO212_12_P01_(05/24)

Prospectus
May 1, 2024

Beta Advantage® ETFs
Columbia Research Enhanced Real Estate ETF

Ticker Symbol
CRED
This prospectus provides important information about Columbia Research Enhanced Real Estate ETF (the Fund), a passively managed exchange-traded fund (ETF) and series of Columbia ETF Trust I (the Trust), that you should know before investing. Please read it carefully and keep it for future reference.
These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), nor has the SEC passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).
No person has been authorized to give any information or to make any representations other than those contained in this prospectus and the Fund's Statement of Additional Information (SAI) dated May 1, 2024 (which is incorporated by reference into this prospectus and is legally a part of this prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

Columbia Research Enhanced Real Estate ETF

2
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
Summary of the Fund
Investment Objective
Columbia Research Enhanced Real Estate ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Lionstone Research Enhanced REIT Index (the Index).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions, to financial intermediaries, which are not reflected in the table and example below. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)	0.33%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.33%
(a)
Pursuant to the Investment Management Services Agreement with Columbia ETF Trust I on behalf of the Fund, Columbia Management Investment Advisers, LLC pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
■
you invest $10,000 in the Fund for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs (based on estimated Fund expenses) would be:
1 year	3 years	5 years	10 years
$34	$106	$185	$418
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from April 26, 2023 (commencement of operations) to December 31, 2023, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Prospectus 2024
3

Columbia Research Enhanced Real Estate ETF
Summary of the Fund (continued)
Principal Investment Strategies
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Beta Advantage® Lionstone Research Enhanced REIT Index (the Index). The Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the component securities of the Index. The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the FTSE Nareit All Equity REITs Index (the Starting Universe), which is a broad measure of the performance of publicly listed U.S real estate investment trusts (REITs). The Index is comprised of a subset of the companies within the Starting Universe selected based on a proprietary scoring system that takes into account multiple quantitative factors, including quality, value and company catalyst factors. Like the Starting Universe, the Index and the Fund typically hold only common stocks. The Fund may invest in companies of any size, including small- and mid-cap companies.
The Index was developed by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), in collaboration with its real estate investment advisory subsidiary, Lionstone Partners, LLC (Lionstone). The Index is sponsored and administered by Columbia Management, and is calculated by Solactive AG (the Index Calculation Agent).
The Fund uses a replication strategy to track the performance of the Index, whereby the Fund invests in or has investment exposure to substantially all the component securities of the Index in approximately the same proportions as in the Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the Index, or in the same weightings, the Fund may purchase or have investment exposure to a sample of the securities in the Index in proportions expected to replicate generally the performance of the Index as a whole. There may also be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
Neither the Investment Manager nor Lionstone provides day-to-day management of the Fund’s assets based on its view of the investment merits of a security, nor do they conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
The methodology applied to select Index holdings and weightings does not set limits on sector or industry exposures. To the extent the Index is concentrated in a sector or industry, the Fund will be concentrated in that sector or industry. The Index (and therefore the Fund) will concentrate in the real estate industry.
The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund replicate the performance of the Index.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Principal Risks
An investment in the Fund involves risks, including Real Estate-Related Investment Risk, Passive Investment Risk, Correlation/Tracking Error Risk, and New Fund Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
4
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
Summary of the Fund (continued)
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Correlation/Tracking Error Risk. The Fund’s value will generally decline when the performance of the securities within the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In addition, the Fund bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. The Fund, unlike the Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Index can hold. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account, as well as regulatory limitations. It is not possible to invest directly in an index.
Early/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to reconstitute its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Index Methodology and Provider Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the Index Provider may commit errors in Index computation, construction and reconstitution, despite any of the Index Provider’s procedures designed to prevent such occurrences and due diligence conducted by the Investment Manager. Errors may result in a negative performance impact to the Fund and its shareholders. The Index is owned and/or was developed by the Investment Manager.
Prospectus 2024
5

Columbia Research Enhanced Real Estate ETF
Summary of the Fund (continued)
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and wider bid/ask spreads than those experienced by other ETFs.
■
Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and wider bid/ask spreads than those experienced by other ETFs.
New Fund Risk. The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.
6
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
Summary of the Fund (continued)
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the portfolio managers to be representative of, the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.
Quantitative and Other Models Risk. Quantitative models and the LES framework used in selecting securities for inclusion in the Index may cause the Fund to underperform other investment strategies. Flaws or errors in such tools' assumptions, design, execution, or data inputs may adversely affect Fund performance. These tools may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of these tools for Index construction will be beneficial to the Fund seeking to track it.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
Performance Information
The Fund has not had a full calendar year of operations as of the date of this prospectus and therefore performance information is not available.
When available, the Fund intends to compare its performance to the performance of the Beta Advantage® Lionstone Research Enhanced REIT Index and the FTSE Nareit All Equity REITs Index.
When available, updated performance information can be obtained by calling toll-free 800.426.3750 or visiting columbiathreadneedleus.com/etfs.
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2023
Prospectus 2024
7

Columbia Research Enhanced Real Estate ETF
Summary of the Fund (continued)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Henry Hom, CFA	Senior Portfolio Manager	Portfolio Manager	2023
Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Fund's distributor that governs transactions in Fund creation units) in large blocks of shares, typically 50,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.
Individual shares may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at columbiathreadneedleus.com/etfs.
Tax Information
Distributions you receive from the Fund are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, qualified dividend or return of capital and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
8
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
More Information About the Fund
Investment Objective
Columbia Research Enhanced Real Estate ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Lionstone Research Enhanced REIT Index (the Index). The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
Principal Investment Strategies
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Beta Advantage® Lionstone Research Enhanced REIT Index (the Index). The Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the component securities of the Index. The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the FTSE Nareit All Equity REITs Index (the Starting Universe), which is a broad measure of the performance of publicly listed U.S real estate investment trusts (REITs). The Index is comprised of a subset of the companies within the Starting Universe selected based on a proprietary scoring system that takes into account multiple quantitative factors, including quality, value and company catalyst factors. Like the Starting Universe, the Index and the Fund typically hold only common stocks. The Fund may invest in companies of any size, including small- and mid-cap companies.
The Index was developed by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), in collaboration with its real estate investment advisory subsidiary, Lionstone Partners, LLC (Lionstone). The Index is sponsored and administered by Columbia Management, and is calculated by Solactive AG (the Index Calculation Agent).
The Fund uses a replication strategy to track the performance of the Index, whereby the Fund invests in or has investment exposure to substantially all the component securities of the Index in approximately the same proportions as in the Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the Index, or in the same weightings, the Fund may purchase or have investment exposure to a sample of the securities in the Index in proportions expected to replicate generally the performance of the Index as a whole. There may also be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
Neither the Investment Manager nor Lionstone provides day-to-day management of the Fund’s assets based on its view of the investment merits of a security, nor do they conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
The methodology applied to select Index holdings and weightings does not set limits on sector or industry exposures. To the extent the Index is concentrated in a sector or industry, the Fund will be concentrated in that sector or industry. The Index (and therefore the Fund) will concentrate in the real estate industry.
The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund replicate the performance of the Index.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The Fund’s investment policy with respect to 80% of its assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days’ notice of any change to the Fund’s investment objective made to comply with the SEC rule governing investment company names.
Prospectus 2024
9

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
Principal Risks
An investment in the Fund involves risks, including Real Estate-Related Investment Risk, Passive Investment Risk, Correlation/Tracking Error Risk, and New Fund Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Correlation/Tracking Error Risk. The Fund’s value will generally decline when the performance of the securities within the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include, among others, the size of the Fund’s portfolio, fees, expenses, transaction costs, income items, valuation methodology, accounting standards, the effectiveness of sampling techniques (if applicable), changes in the Index and disruptions or illiquidity in the markets for the securities or other instruments in which the Fund invests. While the Fund typically seeks to track the performance of the Index by investing all, or substantially all, of its assets in the components of the Index in approximately the same proportion as their weighting in the Index, at times, the Fund may not have investment exposure to all components of the Index, or its weighting of investment exposure to such components may be different from that of the Index. In addition, the Fund may invest in securities or other instruments not included in the Index. The Fund may take or refrain from taking investment positions for various reasons, such as tax efficiency purposes, or to comply with regulatory restrictions, which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to certain components of the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund's foreign investments may trade on markets that may not be open on the same day or at the same time as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, the Fund may need to execute currency trades that due to regulatory, legal and operational constraints will occur at a later date than the trading of the related security. Currency holdings may be valued at a different time and at different rates than that used by the Index. Holding cash balances may detract from the Fund’s ability to track the Index. In addition, the Fund’s NAV may deviate from the Index if the Fund fair values a portfolio security at a price other than the price used by the Index for that security. The Fund also bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. The Fund, unlike the Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Index can hold. The Fund, unlike the Index, is subject to Office of Foreign Assets
10
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
Control and other regulatory restrictions, including, for example, restrictions on the ability of the Fund to invest in or hold certain securities. If the Fund is restricted from investing in or holding a security that was a component of the Index, and the Index did not remove such security, timely or at all, the Fund’s ability to track the Index could be negatively impacted. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account, as well as regulatory limitations. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective. It is not possible to invest directly in an index.
Early/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to reconstitute its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Index Methodology and Provider Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the Index Provider may commit errors in Index computation, construction and reconstitution, despite any of the Index Provider’s procedures designed to prevent such occurrences and due diligence conducted by the Investment Manager. Errors may result in a negative performance impact to the Fund and its shareholders. The Index is owned and/or was developed by the Investment Manager.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and wider bid/ask spreads than those experienced by other ETFs.
■
Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those
Prospectus 2024
11

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and wider bid/ask spreads than those experienced by other ETFs.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
New Fund Risk. The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.
12
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the portfolio managers to be representative of, the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.
Quantitative and Other Models Risk. Quantitative models and the LES framework used in selecting securities for inclusion in the Index may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which such investment tools are based. The success of these tools will depend upon their accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the tool, including as conditions change, as well as any errors or imperfections in the tool, could adversely affect Fund performance. The performance of these tools depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed tool cannot be expected to perform well in all market conditions or across all time intervals. These tools may underperform in certain market environments including stressed or volatile market conditions. It is not possible or practicable for these tools to factor in all relevant, available data. There is no guarantee that the data actually utilized in these tools will be the most accurate data available or be free from errors. There can be no assurance that the use of these tools for Index construction will be beneficial to the Fund seeking to track it.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the bid price) and the price at which an investor is willing to sell Fund shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause widening of bid/ask spreads.
Prospectus 2024
13

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
How the Fund Differs from Traditional Mutual Funds
Redeemability. Traditional mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of each business day. Shares of an ETF, by contrast, cannot be purchased from or redeemed with the ETF except by or through Authorized Participants, and then typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund. In addition, ETFs issue and redeem shares on a continuous basis only in large blocks of shares, typically 50,000 shares (which is the case for the Fund), called Creation Units.
Exchange Listing. Unlike traditional mutual fund shares, the Fund’s shares are listed for trading on the Exchange. Investors can purchase and sell shares on the secondary market through a broker or other financial intermediary (collectively, financial intermediary(ies)). There can be no assurance that the Fund's shares will continue to trade on the Exchange or that the Fund's shares will continue to meet the requirements for listing or trading on the Exchange. Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a financial intermediary may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, shares and on changes in the prices of the Fund’s portfolio holdings. The market price of shares may differ from the NAV of the Fund. The difference between market price of shares and the NAV of the Fund is called a premium when the market price is above the reported NAV and called a discount when the market price is below the reported NAV. The market price of the Fund's shares may deviate significantly from the NAV of the shares, for example, in times of extreme market volatility or other conditions.
Tax Treatment. The Fund’s structure may provide for enhanced tax efficiency relative to a traditional mutual fund’s structure. Specifically, to the extent the Fund redeems its shares in kind, the distribution of portfolio securities to meet such redemption requests may mitigate certain adverse tax consequences associated with traditional mutual fund shares to continuing Fund shareholders. This is because traditional mutual funds typically sell portfolio securities to obtain cash to meet redemptions and, as necessary, may recognize taxable gains in connection with such sales. By contrast, to the extent the Fund redeems its shares in kind, as opposed to in cash, the Fund’s in-kind redemption mechanism will potentially reduce, relative to a traditional mutual fund, taxable gains resulting from redemptions. However, the Fund cannot predict to what extent, if any, it will redeem its shares in kind rather than in cash, particularly during the Fund’s growth stages when portfolio changes are more likely to be implemented within the Fund rather than through the in-kind redemption mechanism. Nor can the Fund predict the extent to which any such in-kind redemptions will reduce the taxable gain recognized in connection therewith.
ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
14
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
The Fund may consider changing the Index at any time, including if, for example: the Index becomes unavailable; the Board believes that the Index no longer serves shareholder investment needs or that another index may better serve their needs; or the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to the Index. If the Fund determines to change the Index, it will assess the appropriateness of the Fund's current name in light of the new index.
20% Asset Policy
In addition to any instruments mentioned in the Fund’s principal investment strategies, the Fund may also invest in derivatives, including futures (including equity futures and index futures), options (including options on futures) and swaps (including portfolio and total return swaps), as well as cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds).
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies but that are for the purpose of seeking to assist the Fund in tracking the performance of the Index. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com/etfs.
Transactions in Derivatives
The Fund may enter into derivative transactions. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their
Prospectus 2024
15

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Funds Investing in the Fund
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Fund Website and Disclosure of Portfolio Holdings
Information about the Fund may be found at columbiathreadneedleus.com/etfs. Among other things, this website includes the Summary Prospectus, this prospectus and the SAI, the Fund’s annual and semiannual reports and information on the Fund’s net asset value, market price, premiums/discounts, and bid-ask spreads, among other information.
16
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
Each day the Fund is open for business, it publicly disseminates the Fund’s full portfolio holdings as of the close of the previous business day through its website at columbiathreadneedleus.com/etfs. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units as discussed below and in the SAI, are publicly disseminated each business day prior to the opening of trading on the Exchange via the National Securities Clearing Corporation (NSCC).
Additional Information on Portfolio Turnover
A fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes. Also, a high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. A higher portfolio turnover rate may reduce the relative potential tax efficiency of the Fund compared with traditional mutual funds except potentially in cases where accomplished through redemptions in kind. You'll find the Fund's portfolio turnover rate for its most recent fiscal period in the Fees and Expenses of the Fund — Portfolio Turnover section of this prospectus and portfolio turnover rates for the past five years or since inception, if the Fund has been in operation for less than five years, in the Financial Highlights section of this prospectus.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio). The expense ratio reflects the Fund’s fee arrangements as of the date of this prospectus. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees.
Prospectus 2024
17

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various service providers, including, among others, the Investment Manager, Lionstone, the administrator, the distributor, the transfer agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager
Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser to the Columbia Funds, including the Fund. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund.
The Beta Advantage® Lionstone Research Enhanced REIT Index is sponsored and administered by Columbia Management and calculated by Solactive AG, an unaffiliated third-party entity, which also acts as the calculation agent for the index and has day-to-day responsibility for calculating the intra-day value of these indices.
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint affiliated and unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, the Investment Manager has not engaged any investment subadviser for the Fund.
The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. In return for this fee (which is sometimes referred to as a unitary or unified fee), the Investment Manager has agreed to pay the operating costs and expenses of the Fund other than the following expenses, which will be paid by the Fund: taxes, interest incurred on borrowing by the Fund, if any, brokerage fees and commissions, interest and fee expense related to the Fund’s participation in inverse floater structures and any other portfolio transaction expenses, infrequent and/or unusual expenses, including without limitation litigation expenses, distribution and/or service fees, expenses incurred in connection with lending securities, and any other expenses approved by the Board. For the Fund’s most recent fiscal year, investment advisory services fees paid to the Investment Manager by the Fund amounted to 0.33% of average daily net assets of the Fund, before any applicable reimbursements.
18
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
A discussion regarding the basis for the Board’s approval of the renewal of the investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2023.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2023
Henry Hom, CFA	Senior Portfolio Manager	Portfolio Manager	2023
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
Mr. Hom joined the Investment Manager in 2007. Mr. Hom began his investment career in 2007 and earned a B.A. in economics from Boston University.
Other Service Providers
ALPS Distributors, Inc. (the Distributor), 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.
BNY Mellon Corporation (BNY Mellon), 240 Greenwich Street, New York, NY 10286, is the administrator, fund accountant, transfer agent and custodian for the Fund.
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
Index Calculation Agent
Solactive AG, with offices at 1 Platz Der Einheit, Frankfurt, Hessen, 60327, Germany, is the index calculation agent of the Beta Advantage® Lionstone Research Enhanced REIT Index.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
The Investment Manager provides various services to the Fund and other Columbia Funds for which it is compensated. Ameriprise Financial and its affiliates may also provide other services to these funds and be compensated for them.
The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.
Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.
Prospectus 2024
19

Columbia Research Enhanced Real Estate ETF
More Information About the Fund (continued)
Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:
■
compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;
■
the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;
■
separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;
■
regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;
■
insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests; and
■
regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
20
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
Buying and Selling Fund Shares
Shares are issued or redeemed by the Fund at NAV per share only in Creation Units of 50,000 shares. As of March 31, 2024, the value of one Creation Unit of the Fund was $1,057,741.60.
Shares trade on the secondary market, which is where most retail investors will buy and sell shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the Fund. Thus, certain information in this prospectus is not relevant to most retail investors. For example, information about buying and redeeming Creation Units directly from the Fund and about transaction fees imposed on such purchases and redemptions is not relevant to most retail investors.
Except when aggregated in Creation Units, the Fund’s shares are not redeemable with the Fund. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Buying and Selling Fund Shares on the Secondary Market
The Fund issues or redeems its shares at NAV per share only in Creation Units and only to Authorized Participants (or APs). Most investors will buy and sell shares in secondary market transactions through brokers or other financial intermediaries, and therefore must have an account with them to buy and sell shares. Shares can be bought or sold through your financial intermediary throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a financial intermediary, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which you buy or sell shares (i.e., the market price) may be more (a premium to) or less than (a discount to) the NAV of the shares. Unless imposed by your financial intermediary, there is no minimum dollar amount you must invest in the Fund and no minimum number of shares you must buy. The Fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction at any time.
Shares of the Fund are listed on the Exchange under the symbol: CRED
The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling shares on the Exchange or in the secondary markets, please contact your financial intermediary.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (DTC), or its nominee, is the registered owner of all outstanding shares of the Fund and is recognized as the owner of all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of Fund Shares certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your financial intermediary also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.
Share Trading Prices. The trading prices of the Fund’s shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for the Fund’s shares, the prices of the Fund’s investments, economic conditions and other factors. The Exchange or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during
Prospectus 2024
21

Columbia Research Enhanced Real Estate ETF
Buying and Selling Fund Shares (continued)
U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.
Additional Information About Buying and Selling Fund Shares
Continuous Offering. Authorized Participants should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that Authorized Participants perform with respect to the sale of shares could, depending on the circumstances, result in Authorized Participants being deemed to be a participant in the distribution, in a manner that could render Authorized Participants a statutory underwriter and subject Authorized Participants to the prospectus delivery and liability provisions of the Securities Act. For example, Authorized Participants could be deemed a statutory underwriter if Authorized Participants purchase Creation Units from the issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if Authorized Participants choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause Authorized Participants to be deemed an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an unsold allotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Active Investors and Market Timing
The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because investors primarily transact in Fund shares on the secondary market. Frequent trading of shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains or otherwise harm Fund shareholders because these trades do not involve the issuance or redemption of Fund shares.
The Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between an Authorized Participant and the Distributor, and accepted by the Transfer Agent, principally in exchange for a basket of securities. With respect to such trades directly with the Fund to the extent effected in-kind (i.e., for securities), they generally would not cause the harmful effects that may result from frequent cash trades.
The Board recognizes that to the extent that the Fund allows or requires trades to be effected in whole or in part in cash, those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. The Board also recognizes, however, that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the Fund may employ fair valuation pricing to minimize the potential for dilution. Moreover, the Fund imposes transaction fees on purchases and redemptions of Creation Units reflecting the fact that the Fund’s costs increase in those circumstances. The Fund reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.
22
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
Buying and Selling Fund Shares (continued)
Distribution and Service Fees
The Board has approved, and the Fund has adopted, a distribution and service plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (Service Providers). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. Future payments may be made under the Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund.
Determination of Net Asset Value
 FUNDamentals
NAV Calculation
The Fund calculates its NAV as follows:
NAV = (Value of assets) – (Liabilities)
Number of outstanding shares
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. For purposes of this section only, the Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
Prospectus 2024
23

Columbia Research Enhanced Real Estate ETF
Buying and Selling Fund Shares (continued)
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
24
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
Distributions and Taxes
Distributions to Shareholders
A fund can make money two ways:
■
It can earn income on its investments. Examples of fund income are interest paid on money market instruments and dividends paid on common stocks.
■
A fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
Brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole shares of the distributing Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:
Declaration and Distribution Schedule
Declarations	Quarterly
Distributions	Quarterly
The Fund may declare or pay distributions of net investment income more frequently.
Each time a distribution is made, the NAV per share is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest in a Fund, check the Fund's distribution schedule, which is available at the Columbia Funds' website, columbiathreadneedleus.com, and/or by calling 800.426.3750.
Prospectus 2024
25

Columbia Research Enhanced Real Estate ETF
Distributions and Taxes (continued)
Taxes
You should be aware of the following considerations applicable to the Fund:
■
The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.
■
Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.
■
Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com/etfs.
■
From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.
■
If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.
■
Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale, redemption or exchange of shares of the Fund.
■
Certain derivative instruments when held in the Fund's portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
■
Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the SAI.
■
Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund's assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for
26
Prospectus 2024

Columbia Research Enhanced Real Estate ETF
Distributions and Taxes (continued)
U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.
■
A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares, including those paid in securities or other instruments, usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
■
Your broker will be responsible for furnishing tax reporting information for Fund shares held in a nonqualified account, shareholder reports, and other communications from the Fund. For sales or exchanges of Fund shares acquired in a nonqualified account after 2011, your broker is required to report basis and holding period information to you and the IRS. Your broker may offer a choice of basis calculation methods. Contact your broker to determine which basis methods are available for your account.
■
The Fund or, in the case of sales of Fund shares in the secondary market, your broker, will generally be required by federal law to withhold tax on any distributions and proceeds paid to you if you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund or its agent, or your broker, as the case may be, that withholding does not apply.
■
For Authorized Participants Purchasing and Redeeming in Creation Units: An Authorized Participant that exchanges equity securities for one or more Creation Units will generally recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Unit(s) at the time and, (ii) the exchanger’s aggregate basis in the securities surrendered plus (or minus) the Cash Component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Unit(s) and, (ii) the aggregate market value of the securities received plus (or minus) the Cash Component received (or paid). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2024
27

Premium/Discount Information
Information regarding how often the shares of the Fund traded on the Exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at columbiathreadneedleus.com/etfs.
Web site information
Fund	Internet address
Columbia Research Enhanced Real Estate ETF	https://www.columbiathreadneedleus.com/investment-products/details/?cusip=19761L110
28

Columbia Research Enhanced Real Estate ETF
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total Return at NAV is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market Price is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by the Investment Manager. Market Price returns are based on closing prices reported by the Fund's primary listing exchange (typically 4 pm ET close). These returns do not represent the returns an investor would receive if shares were traded at other times. Total return  and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.
Year Ended December 31 2023(a)
Per share data
Net asset value, beginning of year	$19.79
Income (loss) from investment operations:
Net investment income	0.50
Net realized and unrealized gain	1.84
Total from investment operations	2.34
Less distributions to shareholders:
Net investment income	(0.51)
Net realized gains	(0.08)
Total distribution to shareholders	(0.59)
Net asset value, end of year	$21.54
Total Return at NAV	12.10%
Total Return at Market Price	12.67%
Ratios to average net assets:
Total gross expenses(b)	0.33%
Total net expenses(b)(c)	0.33%
Net investment income	3.66%
Supplemental data
Net assets, end of year (in thousands)	$3,232
Portfolio turnover	2%

(a)
The Fund commenced operations on April 26, 2023. Per share data and total return reflect activity from that date.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)
Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
Prospectus 2024
29

[This page intentionally left blank]

[This page intentionally left blank]

Columbia Research Enhanced Real Estate ETF
290 Congress Street
Boston, MA 02210

Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail: Columbia Funds
290 Congress Street
Boston, MA 02210
By Telephone: 800.426.3750
Online: columbiathreadneedleus.com/etfs
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found on the Fund's website at columbiathreadneedleus.com/etfs.
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia ETF Trust I, of which the Fund is a series, is 811-22736.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
© 2024 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO322_12_P01_(05/24)

Prospectus
May 1, 2024

Columbia Acorn Family of Funds
Managed by Columbia Wanger Asset Management, LLC

Columbia
  Thermostat FundSM

Class	Ticker Symbol
A	CTFAX
Advisor (Class Adv)	CTORX
C	CTFDX
Institutional (Class Inst)	COTZX
Class	Ticker Symbol
Institutional 2 (Class Inst2)	CQTRX
Institutional 3 (Class Inst3)	CYYYX
S (a)	—
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
(a)
Class S shares are not currently available for purchase.

2

Columbia Thermostat FundSM
Summary of the Fund
Investment Objective
Columbia Thermostat FundSM (the Fund) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information is available about these and other sales charge discounts and waivers from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 47 of the Fund’s prospectus, in Appendix A to the prospectus beginning on page A-1 and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes Adv, Inst, Inst2, Inst3, and S
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	1.00%(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class S
Management fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(c)	0.22%	0.22%	0.22%	0.22%	0.18%	0.14%	0.22%
Acquired fund fees and expenses	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%
Total annual Fund operating expenses(d)	0.93%	0.68%	1.68%	0.68%	0.64%	0.60%	0.68%
Fee waivers and/or expense reimbursements(e)	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.08%)	(0.08%)	(0.07%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.86%	0.61%	1.61%	0.61%	0.56%	0.52%	0.61%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)
Other expenses for Class S shares are based on estimated amounts for the Fund’s current fiscal year.
(d)
“Total annual Fund operating expenses” include acquired fund (Portfolio Fund) fees and expenses (expenses the Fund incurs indirectly through its investments in other funds) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include Portfolio Fund (acquired fund) fees and expenses.
(e)
Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund, through April 30, 2025, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, including the Portfolio Funds) do not exceed the annual rates of 0.50% for Class A shares, 0.25% for Class Adv shares, 1.25% for Class C shares, 0.25% for Class Inst shares, 0.20% for Class Inst2 shares, 0.16% for Class Inst3 shares and 0.25% for Class S shares. This arrangement may only be amended or terminated with approval from the Fund's Board of Trustees and the Investment Manager. Any difference in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement. The fee waivers and/or expense reimbursements shown in the table also reflect the contractual agreement of the Fund's transfer agent, Columbia Management Investment Services Corp. (the Transfer Agent), to waive a portion of its fees through April 30, 2025, such that the Fund's transfer agency fees do not exceed the annual rates of 0.04% of the average daily net assets of Class Inst2 shares and 0.00% of the average daily net assets of Class Inst3 shares. This arrangement may be terminated at the sole discretion of the Fund's Board of Trustees.
Prospectus 2024
3

Columbia Thermostat FundSM
Summary of the Fund (continued)
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Class C shares’ 10-year cost examples below reflect the Class C shares' 8-year conversion policy.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$658	$848	$1,054	$1,646
Class Adv (whether or not shares are redeemed)	$62	$211	$372	$840
Class C (assuming redemption of all shares at the end of the period)	$264	$523	$906	$1,782
Class C (assuming no redemption of shares)	$164	$523	$906	$1,782
Class Inst (whether or not shares are redeemed)	$62	$211	$372	$840
Class Inst2 (whether or not shares are redeemed)	$57	$197	$349	$791
Class Inst3 (whether or not shares are redeemed)	$53	$184	$327	$742
Class S (whether or not shares are redeemed)	$62	$211	$372	$840
Portfolio Turnover
The Fund will indirectly bear the expenses associated with portfolio turnover of the Portfolio Funds in which the Fund invests. Each Portfolio Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A Portfolio Fund’s higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when its shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.
Principal Investment Strategies
The Fund is primarily managed as a fund that invests in other funds (i.e., a “fund-of-funds”) that seeks to achieve its investment objective by investing its assets among a selected group of underlying stock and bond mutual funds and exchanged-traded funds (ETFs) for which Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Investment Manager) or its affiliates, including Columbia Management Investment Advisers, LLC (Columbia Management), serves as investment adviser or principal underwriter (the Portfolio Funds). Under normal circumstances, the Fund allocates at least 95% of its net assets (stock/bond assets) among the Portfolio Funds according to an asset allocation table based on the current level of the Standard & Poor’s (S&P) 500® Index.
Generally, the Fund’s allocation to stock funds increases as the S&P 500® Index declines and decreases as the S&P 500® Index rises. When the S&P 500® Index goes up in relation to trading range bands that are predetermined by the Investment Manager, the Fund sells a portion of its stock Portfolio Funds and invests more in the bond Portfolio Funds, and when the S&P 500® Index goes down in relation to the predetermined bands, the Fund increases its investment in the stock Portfolio Funds. Under normal circumstances, the Fund may invest up to 5% of net assets plus any cash received that day in cash, high quality short-term paper and government securities.
4
Prospectus 2024

Columbia Thermostat FundSM
Summary of the Fund (continued)
Although many asset allocation funds follow a basic approach of moving assets from stocks to bonds when the equity market goes up, and from bonds to stocks when the equity market goes down, some are run by investment managers who allocate fund assets by making subjective decisions based on complicated economic and financial models and complex graphs of market behavior. By contrast, the day-to-day investment decisions for the Fund are made according to a single predetermined allocation table. The temperature in your house is run by a single rule: your thermostat turns on the furnace if your house is too cold or turns on the air conditioner if your house is too warm. This Fund works the same way, so it is named Columbia Thermostat Fund.
Just as a thermostat may be set at different ranges for different seasons, the structure and allocation ranges of the Fund’s asset allocation table may be changed from time to time between two forms, based on the Investment Manager’s determination of whether it expects the equity market to be moving over the next year in a side-ways or non-directional pattern, which the Investment Manager terms an “expensive” market, or to be trending upward, which the Investment Manager terms a “normal” market. The Investment Manager’s process and methodology for determining whether the current market is “expensive” or “normal” and the structure of each form of allocation table are described in more detail in the Principal Investment Strategies section of the Fund's statutory prospectus. Such determination will be made on at least an annual basis and will be reflected in the asset allocation table disclosed in the Fund’s statutory prospectus. In general, the two different forms of allocation table are intended to maximize the capture of value under the two different sets of market conditions.
The Fund’s current form of asset allocation table, which is set forth in the Principal Investment Strategies section of the Fund's statutory prospectus, has been in place since the Fund’s inception, except for the period from May 1, 2020 through April 30, 2021. The current form of asset allocation table reflects the Investment Manager’s determination that the equity market is currently “expensive.” The “expensive” form of table may result in equity investment allocations as low as 10% or as high as 90% of Fund assets. The Investment Manager evaluates the appropriate form of asset allocation table and updates the S&P 500® Index trading range bands within the table at least annually. From May 1, 2020 through April 30, 2021, the form of asset allocation table in place for the Fund reflected the Investment Manager’s determination that the equity market was “normal.” With the “normal” form of table, the Fund’s equity investment allocations could be no less than 50% of Fund assets.
The Investment Manager chooses the Portfolio Funds to be generally consistent with the composition of the Fund’s primary stock and bond benchmarks and to allow the Fund to participate in strategies the Investment Manager believes can provide additional return due to active management.
The stock and bond Portfolio Funds that the Fund currently uses in its “fund-of-funds” structure, and the current target percentage for each Portfolio Fund within the stock or bond asset class, is set forth in the More Information – Principal Investment Strategies section of the statutory prospectus for the Fund. The Investment Manager may substitute or add additional Portfolio Funds at any time, including funds introduced after the date of this prospectus.
See the Portfolio Funds Summary section of the Fund’s statutory prospectus for information about the Portfolio Funds’ investment objectives and principal investment strategies. Each of the Portfolio Funds is managed by the Investment Manager or its affiliates. The Fund does not pay any sales load on its purchases of shares of the Portfolio Funds.
The Investment Manager will conduct the market state review at least annually prior to the annual updating of this prospectus, and may, in its discretion, assess the market state on an “emergency” basis and make any changes deemed necessary to reflect, for example, a very significant move in market levels or a structural change affecting the markets.
Any such “emergency” changes by the Investment Manager, which are expected to be infrequent, would be disclosed in this prospectus.
Principal Risks
An investment in the Fund involves risks, including general risks, as described below, relating to the Fund’s investment process and its “fund-of-funds” structure. An investment in the Fund also involves specific risks related to the individual Portfolio Funds, including but not limited to those in which it invests. These risks are listed below, which in the aggregate are considered principal risks of investing in the Fund. More information about the Portfolio
Prospectus 2024
5

Columbia Thermostat FundSM
Summary of the Fund (continued)
Funds, including their principal risks, is available in their prospectuses. This prospectus is not an offer for any of the Portfolio Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Allocation Risk. The Investment Manager uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Fund-of-Funds Risk. Determinations regarding asset classes or Portfolio Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Portfolio Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative Portfolio Funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the Portfolio Funds in direct proportion to the allocation of its assets among the Portfolio Funds. By investing in a combination of Portfolio Funds, the Fund has exposure to the risks of many areas of the market. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Portfolio Funds realize their investment objectives. There is no guarantee that the Portfolio Funds will achieve their respective investment objectives. The performance of Portfolio Funds could be adversely affected if other entities that invest in the same Portfolio Funds make relatively large investments or redemptions in such Portfolio Funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Portfolio Fund are shared by its investors, redemptions by other investors in a Portfolio Fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for a Portfolio Fund. This risk may be particularly important when one investor owns a substantial portion of a Portfolio Fund. The Investment Manager may have potential conflicts of interest in selecting affiliated funds over unaffiliated funds for investment by the Fund, and may also face potential conflicts of interest in selecting affiliated funds, because the fees the Investment Manager receives from some Portfolio Funds may be higher than the fees paid by other Portfolio Funds. Columbia Thermostat Fund currently invests only in affiliated Portfolio Funds.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
6
Prospectus 2024

Columbia Thermostat FundSM
Summary of the Fund (continued)
The Fund is subject indirectly to the risks of the Portfolio Funds in which it invests. These risks are listed below. Please see the Portfolio Funds Summary and the More Information About the Fund sections of the Fund's statutory prospectus for information about the risks that apply to the Portfolio Funds.
■
Active Management Risk
■
Interest Rate Risk
■
Credit Risk
■
High-Yield Investments Risk
■
Value Securities Risk
■
Growth Securities Risk
■
Sector Risk (including Financial Services Sector Risk, and Information Technology Sector Risk)
■
Foreign Securities Risk
■
Loan Interests Risk
■
Emerging Market Securities Risk
■
Sovereign Debt Risk
■
Foreign Currency Risk
■
Issuer Risk (including Small- and Mid-Cap Stock Risk, and Large-Cap Stock Risk)
■
U.S. Government Obligations Risk
■
Derivatives Risk (including Futures Contracts Risk, Swaps Risk, Options Risk and Swaptions Risk)
■
Impairment of Collateral Risk
■
Convertible Securities Risk
■
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk
■
Prepayment and Extension Risk
■
Reinvestment Risk
■
Depositary Receipts Risk
■
Changing Distribution Level Risk
■
Highly Leveraged Transactions Risk
■
Quantitative Models Risk
■
Rule 144A and Other Exempted Securities Risk
■
Counterparty Risk
■
Confidential Information Access Risk
■
Liquidity Risk
■
Mortgage- and Other Asset-Backed Securities Risk
■
Frequent Trading Risk
■
Leverage Risk
■
Stripped Mortgage-Backed Securities Risk
■
Valuation Risk
The Fund is subject indirectly to the following risks of Portfolio Funds seeking returns that correspond to a stated market index.
■
Passive Investment Risk
Prospectus 2024
7

Columbia Thermostat FundSM
Summary of the Fund (continued)
■
Index Fund Risk
■
Index Methodology Risk
■
Correlation/Tracking Error Risk
The Fund is subject indirectly to the following risks of Portfolio Funds that are exchange-traded funds seeking investment results that, before fees and expenses, closely correspond to the performance of a stated index.
■
Exchange-Traded Fund Risk
■
Secondary Market Trading Risk
■
Market Price Relative to NAV Risk
■
Authorized Participant Concentration Risk
■
Fund Shares Liquidity Risk
■
Early/Late Close/Trading Halt Risk
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class S shares of the Fund had not commenced operations as of the date of this prospectus and has no performance information to report. The bar chart shows how the Fund’s Class Inst share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of two broad-based indexes: the S&P 500® Index, the Fund’s primary benchmark for equity securities, and the Bloomberg U.S. Aggregate Bond Index, the Fund’s primary benchmark for debt securities. The table below also compares the Fund’s returns with a secondary, custom index, the Blended Benchmark. The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Blended Benchmark was established by the Investment Manager to show how the Fund’s performance compares to an equally weighted custom composite of the Fund’s primary equity and primary debt benchmarks, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, respectively. The percentage of the Fund’s assets allocated to underlying stock and bond Portfolio Funds will vary, and accordingly the composition of the Fund’s portfolio will not always reflect the composition of the Blended Benchmark.
Any share class, such as Class S shares, without performance to report, would have annual returns substantially similar to Class Inst shares. Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Inst shares and will vary for other share classes.
The Fund’s performance prior to May 2018 reflects returns achieved following a principal investment strategy with a single form of asset allocation table. While the Fund now follows a principal investment strategy with two potential forms of asset allocation tables, as described above in the Principal Investment Strategies section, the form of the Fund’s currently effective asset allocation table was in place from the Fund’s inception in 2002 through April 30, 2020. The Fund's performance prior to May 1, 2020 and after April 30, 2021 reflects the current form of allocation table. The Fund’s performance from May 1, 2020 through April 30, 2021 reflects a different form of asset allocation table.
8
Prospectus 2024

Columbia Thermostat FundSM
Summary of the Fund (continued)
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	13.30%
	Worst	2nd Quarter 2022	-6.82%
*
Year to Date return as of March 31, 2024: 0.20%
 Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	09/25/2002
returns before taxes		11.66%	9.08%	6.11%
returns after taxes on distributions		10.48%	6.89%	4.28%
returns after taxes on distributions and sale of Fund shares		6.95%	6.51%	4.20%
Class A returns before taxes	03/03/2003	4.95%	7.55%	5.22%
Class Adv returns before taxes	11/08/2012	11.64%	9.09%	6.12%
Class C returns before taxes	03/03/2003	9.52%	8.00%	5.06%
Class Inst2 returns before taxes	11/08/2012	11.67%	9.13%	6.15%
Class Inst3 returns before taxes	11/08/2012	11.73%	9.17%	6.19%
Blended Benchmark (Secondary Benchmark; an equally weighted custom composite of the Fund's primary benchmarks for equity and debt securities, established by the Investment Manager; reflects no deductions for fees, expenses or taxes)		15.58%	8.53%	7.08%
S&P 500® Index (Primary Equity Benchmark; reflects no deductions for fees, expenses or taxes)		26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index (Primary Debt Benchmark; reflects no deductions for fees, expenses or taxes)		5.53%	1.10%	1.81%

Fund Management
Investment Manager: Columbia Wanger Asset Management, LLC
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Alex M. Rivas	Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Portfolio Manager since 2022	2018
Corey Lorenzen, CFA	Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Portfolio Manager since 2023	2023
Prospectus 2024
9

Columbia Thermostat FundSM
Summary of the Fund (continued)
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
columbiathreadneedleus.com/investor/	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104	Columbia Management Investment Services Corp. c/o SS&C GIDS, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than Systematic Investment Plan accounts (as described in the Fund’s Prospectus)	For Systematic Investment Plan accounts
Classes A & C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes Adv & Inst	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Inst2	All eligible accounts	None	N/A
Class Inst3	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

More information about these minimums can be found in the Buying, Selling and Exchanging Shares - Buying Shares section of the prospectus. There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. The use of a fund-of-funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies – including the Investment Manager, the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. (Ameriprise Financial) and/or its affiliates. Ask your financial advisor or visit your financial intermediary's website for more information.
10
Prospectus 2024

Columbia Thermostat FundSM
Portfolio Funds Summary
The following provides a brief overview of the investment objectives and principal investments of the Portfolio Funds in which the Fund invests. The Fund’s NAV is calculated based on the NAVs of the Portfolio Funds.
You'll find more detailed information about each Portfolio Fund’s investment strategies and risks in its prospectus and SAI. Descriptions of the principal risks listed below for each of the Portfolio Funds are included in the More Information About the Fund section of this prospectus. The Portfolio Funds’ prospectuses also discuss the circumstances under which the Portfolio Funds use fair value pricing and the effects thereof. Refer to columbiathreadneedle.com/us or contact your financial advisor for details.
Columbia Contrarian Core Fund
■
The fund seeks total return, consisting of long-term capital appreciation and current income.
■
Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks, and at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the fund’s investment adviser believes are undervalued and have the potential for long-term growth and current income.
■
The fund may invest up to 20% of its net assets in foreign securities directly or indirectly through depositary receipts.
■
The fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
■
The principal risks of the fund include Active Management Risk, Changing Distribution Level Risk, Depositary Receipts Risk, Foreign Securities Risk, Growth Securities Risk, Issuer Risk (including Large-Cap Stock Risk), Market Risk, Sector Risk (including Information Technology sector), and Value Securities Risk.
Columbia Corporate Income Fund
■
The fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.
■
Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt securities issued by corporate and other non-governmental issuers, including dollar-denominated debt securities issued by foreign companies. The fund also invests at least 60% of total assets in securities that, at the time of purchase, are investment grade securities or in unrated securities determined to be of comparable quality. The fund may invest up to 25% of its total assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). Under normal circumstances, the fund’s average effective duration will be between three and ten years.
■
The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
■
The fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to liquidity determinations and certain regulatory restrictions.
■
The fund may invest in U.S. Government obligations, asset-backed securities and mortgage-backed securities.
■
The principal risks of the fund include Active Management Risk, Changing Distribution Level Risk, Counterparty Risk, Credit Risk, Foreign Securities Risk, High-Yield Investments Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Market Risk, Mortgage- and Other Asset-Backed Securities Risk, Prepayment and Extension Risk, Reinvestment Risk, Rule 144A and Other Exempted Securities Risk, and U.S. Government Obligations Risk.
Columbia Diversified Fixed Income Allocation ETF
■
The fund seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Bond Index.
■
The fund is an exchange-traded fund that seeks to track the performance of the Beta Advantage® Multi-Sector Bond Index. The fund invests at least 80% of its assets in securities within the Beta Advantage® Multi-Sector Bond Index or in securities, such as depositary receipts and “to-be-announced” (TBA) securities, that the fund’s investment adviser determines have economic characteristics that are substantially the same as the economic
Prospectus 2024
11

Columbia Thermostat FundSM
Portfolio Funds Summary (continued)
characteristics of the securities within the Beta Advantage® Multi-Sector Bond Index. For purposes of this policy, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income (or debt) securities. In addition, the fund may invest in cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including money market funds advised by affiliates of the Investment Manager), that the fund’s investment adviser believes will help the fund track the performance of the Beta Advantage® Multi-Sector Bond Index.
■
The Beta Advantage® Multi-Sector Bond Index is owned and calculated by Bloomberg Index Services Limited (Bloomberg), which is not affiliated with the fund or the Investment Manager and its affiliates. The Beta Advantage® Multi-Sector Bond Index was developed by Columbia Management working with Bloomberg.
■
Beta Advantage® Multi-Sector Approach to Debt Market Investing. The Beta Advantage® Multi-Sector Bond Index reflects a rules-based multi-sector strategic beta approach to measuring the performance of the debt market through representation of six segments of the debt market (U.S. Treasury securities, global ex-U.S. treasury securities, U.S. agency mortgage-backed securities, U.S. corporate investment grade bonds, U.S. corporate high yield bonds, and emerging markets sovereign and quasi-sovereign debt) in the Beta Advantage® Multi-Sector Bond Index, each focused on yield, quality, and liquidity of the particular segment.
■
The fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
■
The Beta Advantage® Multi-Sector Bond Index is reconstituted and rebalanced monthly typically on the last business day of each month. The fund will typically experience portfolio turnover in connection with index reconstitution and rebalancing. The fund's investment adviser utilizes a "representative sampling" strategy whereby the fund invests in only some of the component securities of the Beta Advantage® Multi-Sector Bond Index that, collectively, are believed by the fund's investment adviser to generally reflect the same risk and return characteristics of the Beta Advantage® Multi-Sector Bond Index. As such, the fund may not track the Beta Advantage® Multi-Sector Bond Index with the same degree of accuracy as would a fund replicating (or investing in) the entire Beta Advantage® Multi-Sector Bond Index. Through its representative sampling investment technique, the fund expects to typically hold 500-800 holdings, which is a subset of the total number of holdings in the Beta Advantage® Multi-Sector Bond Index, which, as of January 31, 2024, had 1,094 holdings. There may be instances in which the fund may overweight (or underweight) a holding in the Beta Advantage® Multi-Sector Bond Index, purchase (or sell) instruments not in the Beta Advantage® Multi-Sector Bond Index as a substitute for one or more securities in the Beta Advantage® Multi-Sector Bond Index or utilize various combinations of other available investment techniques in seeking to track the performance of the Beta Advantage® Multi-Sector Bond Index. The fund may hold less than or more than the typical number of holdings in the range stated above, with the fund portfolio management team applying investment experience and insight with the goal of seeking investment results that closely correspond to the performance of the Beta Advantage® Multi-Sector Bond Index.
■
The fund may sell securities or other holdings that are represented in the Beta Advantage® Multi-Sector Bond Index or purchase securities or make other investments that are not yet represented in the Beta Advantage® Multi-Sector Bond Index in anticipation of their removal from or addition to the Beta Advantage® Multi-Sector Bond Index. The fund's investment adviser does not invest the fund's assets based on its view of the investment merits of a particular security or company, neither does it conduct fundamental investment research or analysis, nor seek to forecast or otherwise consider market movements, conditions or trends in managing the fund's assets. The fund pursues its investment objective of correlating performance with the Beta Advantage® Multi-Sector Bond Index regardless of market conditions and does not take defensive positions.
■
To the extent the Beta Advantage® Multi-Sector Bond Index is concentrated in a particular segment, sector or industry, the fund will be concentrated in that segment, sector or industry.
■
The principal risks of the fund include Authorized Participant Concentration Risk, Changing Distribution Level Risk, Correlation/Tracking Error Risk, Counterparty Risk, Credit Risk, Depositary Receipts Risk, Early/Late Close/Trading Halt Risk, Emerging Market Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk, Frequent Trading Risk, Fund
12
Prospectus 2024

Columbia Thermostat FundSM
Portfolio Funds Summary (continued)
Shares Liquidity Risk, High-Yield Investments Risk, Index Methodology Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Market Price Relative to NAV Risk, Market Risk, Mortgage Backed Securities Risk, Passive Investment Risk, Portfolio Turnover Risk, Prepayment and Extension Risk, Reinvestment Risk, Rule 144A and Other Exempted Securities Risk, Secondary Market Trading Risk, Sector Risk, Sovereign Debt Risk, U.S. Government Obligations Risk, and Valuation Risk.
Columbia High Yield Bond Fund
■
The fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
■
Under normal market conditions, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as floating rate loans rated below investment grade by nationally recognized statistical rating organizations, or if unrated, determined to be of comparable quality.
■
The fund may invest up to 25% of its net assets in debt instruments of foreign issuers.
■
Corporate debt instruments in which the fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Floating rate loans, which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, plus a premium).
■
The fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the fund emphasizes high-yield investments, more emphasis is put on credit risk by the portfolio managers in selecting investments than either maturity or duration.
■
The fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
■
The principal risks of the fund include Active Management Risk, Changing Distribution Level Risk, Confidential Information Access Risk, Counterparty Risk, Credit Risk, Foreign Securities Risk, High-Yield Investments Risk, Highly Leveraged Transactions Risk, Impairment of Collateral Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Loan Interests Risk, Market Risk, Prepayment and Extension Risk, Reinvestment Risk, and Rule 144A and Other Exempted Securities Risk,
Columbia Large Cap Enhanced Core Fund
■
The fund seeks total return before fees and expenses that exceeds the total return of the S&P 500® Index.
■
Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks that comprise the S&P 500® Index, convertible securities that are convertible into stocks included in the S&P 500® Index, and derivatives whose returns are closely equivalent to the returns of the S&P 500® Index or its components.
■
The fund generally holds fewer stocks than the S&P 500® Index and may hold securities that are not in the S&P 500® Index.
■
The fund’s investment adviser attempts to maintain a portfolio that generally matches the risk characteristics of the S&P 500® Index, but it will vary the number and percentages of the fund’s holdings in attempting to provide higher returns than the S&P 500® Index and to reduce the potential of underperforming the S&P 500® Index over time.
■
The fund at times emphasize one or more economic sectors in selecting its investments, including the information technology sector.
■
The fund’s portfolio managers use quantitative analysis to evaluate the relative attractiveness of potential investments.
Prospectus 2024
13

Columbia Thermostat FundSM
Portfolio Funds Summary (continued)
■
The fund may invest in derivatives, such as futures (including equity futures and index futures), for cash equitization and investment flexibility.
■
The principal risks of the fund include Active Management Risk, Convertible Securities Risk, Counterparty Risk, Derivatives Risk, Derivatives Risk – Futures Contracts Risk, Issuer Risk (including Large-Cap Stock Risk), Market Risk, Quantitative Model Risk, and Sector Risk (including the Information Technology sector).
Columbia Large Cap Growth Fund
■
The fund seeks long-term capital appreciation.
■
Under normal market conditions, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies have market capitalizations in the range of companies in the Russell 1000 Growth Index at the time of purchase (between $451.6 million and $2.7 trillion as of October 31, 2023). The market capitalization range and composition of companies in the Russell 1000 Growth Index are subject to change. The fund invests primarily in common stocks of companies that its investment manager believes have long-term competitive advantages and have the potential for sustainable, above-average, revenue and earnings growth. The fund may at times emphasize one or more sectors in selecting its investments, including the information technology sector.
■
The fund may invest up to 20% of its total assets in foreign securities. The fund may invest directly in foreign securities or indirectly through depositary receipts.
■
The principal risks of the fund include Active Management Risk, Convertible Securities Risk, Depositary Receipts Risk, Foreign Securities Risk, Growth Securities Risk, Issuer Risk (including Large-Cap Stock Risk), Market Risk, and Sector Risk (including the Information Technology Sector).
Columbia Large Cap Index Fund
■
The fund seeks total return before fees and expenses that corresponds to the total return of the S&P 500® Index.
■
Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks that comprise the S&P 500® Index.
■
The fund’s investment adviser attempts to allocate the fund’s assets among common stocks in approximately the same weightings as the S&P 500® Index. This is referred to as a passive or indexing approach to investing. The fund’s portfolio will typically emphasize those economic sectors emphasized by the S&P 500® Index, such as the information technology sector.
■
The fund may invest in derivatives, such as futures (including equity index futures), for cash equitization purposes.
■
The fund attempts to achieve at least a 95% correlation between the performance of the S&P 500® Index and the fund’s investment results, before fees and expenses.
■
The fund may buy shares of Ameriprise Financial, Inc., an affiliate of the Investment Manager, which is currently included in the S&P 500® Index, subject to certain restrictions.
■
The principal risks of the fund include Correlation/Tracking Error Risk, Derivatives Risk, Derivatives Risk – Futures Contracts Risk, Issuer Risk (including Large-Cap Stock Risk), Market Risk, Passive Investment Risk, and Sector Risk (including the Information Technology sector).
Columbia Quality Income Fund
■
The fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
■
Under normal market conditions, at least 80% of the fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities, which include those that are either issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (U.S. Government Securities), those issued by non-U.S. governments, as well as residential and commercial
14
Prospectus 2024

Columbia Thermostat FundSM
Portfolio Funds Summary (continued)
mortgage-backed securities issued by non-governmental entities. Mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the U.S. Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government.
■
The fund may invest in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
■
Under normal circumstances, the Fund invests at least 60% of its net assets in mortgage-related securities that are U.S. Government Securities and at least 80% of its net assets in securities rated investment grade by a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as "high-yield” investments or “junk” bonds).
■
The fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity.
■
The fund may invest in privately placed securities and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933 subject to liquidity determinations and certain regulatory restrictions.
■
The fund may invest in derivatives, such as futures (including interest rate futures) to manage interest rate exposure, swaps (including interest rate swaps) to manage credit and interest rate exposure and options on swaps (commonly known as swaptions) to manage interest rate exposure. The fund’s use of derivatives may result in leverage (market exposure in excess of the fund’s assets). The fund may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets to meet its segregation obligations as a result of its investments in derivatives.
■
The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
■
The fund’s investment strategy may involve the frequent trading of portfolio securities.
■
The principal risks of the fund include Active Management Risk, Changing Distribution Level Risk, Counterparty Risk, Credit Risk, Derivatives Risk, Derivatives Risk – Futures Contracts Risk, Derivatives Risk – Options Risk, Derivatives Risk – Swaps Risk, Derivatives Risk – Swaptions Risk, Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk, Frequent Trading Risk, High-Yield Investments Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Risk, Mortgage- and Other Asset-Backed Securities Risk, Prepayment and Extension Risk, Reinvestment Risk, Rule 144A and Other Exempted Securities Risk, Sovereign Debt Risk, Stripped Mortgage-Backed Securities Risk, and U.S. Government Obligations Risk.
Columbia Research Enhanced Core ETF
■
The fund seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Research Enhanced U.S. Equity Index.
■
The fund is an exchange-traded fund that seeks to replicate the performance of the Beta Advantage® Research Enhanced U.S. Equity Index. The fund invests at least 80% of its assets in the securities of the Beta Advantage® Research Enhanced U.S. Equity Index. The Beta Advantage® Research Enhanced U.S. Equity Index reflects a rules-based strategic beta approach to investing in the companies that comprise the Russell 1000® Index,
Prospectus 2024
15

Columbia Thermostat FundSM
Portfolio Funds Summary (continued)
designed to achieve stronger total return when compared to the Russell 1000® Index, which is a broad measure of the performance of U.S. large- and mid-cap growth and value companies. The Beta Advantage® Research Enhanced U.S. Equity Index, like the Russell 1000® Index, and therefore the Fund, typically holds only common stocks.
■
The Beta Advantage® Research Enhanced U.S. Equity Index was developed and is sponsored and administered by the fund’s investment adviser, Columbia Management. The Index is calculated and maintained by FTSE Russell.
■
The Beta Advantage® Research Enhanced U.S. Equity Index is comprised of a subset of the companies within the Russell 1000® Index. With a starting point of the Russell 1000® Index, the Beta Advantage® Research Enhanced U.S. Equity Index was designed to reflect the performance of U.S. large- and mid-cap growth and value companies through the application of a rules-based methodology, that takes into account quality, value and company catalyst factors. The methodology typically results in approximately 325-400 holdings, but this range can fluctuate because the Beta Advantage® Research Enhanced U.S. Equity Index has no constraints on number of holdings.
■
The number of securities in each sector and the Beta Advantage® Research Enhanced U.S. Equity Index as a whole may change over time. The Beta Advantage® Research Enhanced U.S. Equity Index is reconstituted and rebalanced semi-annually in June and December.
■
The fund uses a replication strategy to track the performance of the Beta Advantage® Research Enhanced U.S. Equity Index, whereby the fund invests in or has investment exposure to substantially all the component securities of the Beta Advantage® Research Enhanced U.S. Equity Index in approximately the same proportions as in the Beta Advantage® Research Enhanced U.S. Equity Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the index, or in the same weightings, the fund may purchase or have investment exposure to a sample (large or small quantity) of the securities in the index in proportions expected to replicate generally the performance of the index as a whole. There may also be instances in which the fund may overweight (or underweight) a holding in the Beta Advantage® Research Enhanced U.S. Equity Index, purchase (or sell) instruments not in the index as a substitute for one or more securities in the index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the index.
■
The fund may sell securities or other holdings that are represented in the Beta Advantage® Research Enhanced U.S. Equity Index or purchase securities or make other investments that are not yet represented in the index in anticipation of their removal from or addition to the index.
■
Columbia Management does not provide day-to-day management of the fund’s assets based on its view of the investment merits of a security or company, nor does it conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the fund’s assets. The fund pursues its investment objective of correlating performance with the Beta Advantage® Research Enhanced U.S. Equity Index regardless of market conditions and does not take defensive positions.
■
The methodology applied to select holdings in the Beta Advantage® Research Enhanced U.S. Equity Index and weightings does not set limits on sector or industry exposures. To the extent the Beta Advantage® Research Enhanced U.S. Equity Index is concentrated in a sector or industry, the fund will necessarily be concentrated in that sector or industry.
■
The fund may invest up to 20% of its assets in other securities or instruments not included within the Index that Columbia Management believes will help the fund track the Beta Advantage® Research Enhanced U.S. Equity Index.
■
The principal risks of the fund include Authorized Participant Concentration Risk, Correlation/Tracking Error Risk, Early/Late Close/Trading Halt Risk, Fund Shares Liquidity Risk, Growth Securities Risk, Index Methodology Risk,
16
Prospectus 2024

Columbia Thermostat FundSM
Portfolio Funds Summary (continued)
Issuer Risk (including Mid-Cap Stock Risk and Large-Cap Stock Risk), Market Price Relative to NAV Risk, Market Risk, Passive Investment Risk, Quantitative Models Risk, Secondary Market Trading Risk, Sector Risk (including the Information Technology sector), and Value Securities Risk.
Columbia Small Cap Index Fund
■
The fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) SmallCap 600® Index.
■
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks that comprise the S&P SmallCap 600 Index (the Index).
■
The Fund may invest in derivatives, such as futures (including equity index futures), for cash equitization purposes.
■
Different common stocks have different weightings in the Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the Index, Columbia Management attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the Index. This is referred to as a passive or indexing approach to investing. As a result of the Fund’s indexing approach to investing, the Fund will typically emphasize within the portfolio those economic sectors emphasized by the Index, such as the financial services sector.
■
The Fund attempts to achieve at least a 95% correlation between the performance of the Index and the Fund’s investment results, before fees and expenses.
■
The principal risks of the fund include Correlation/Tracking Error Risk, Derivatives Risk, Derivatives Risk – Futures Contracts Risk, Issuer Risk (including Small-Cap Stock Risk), Market Risk, Passive Investment Risk, and Sector Risk (including the Financial Services Sector).
Columbia Total Return Bond Fund
■
The fund seeks total return, consisting of current income and capital appreciation.
■
Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds, notes and other debt instruments, including derivatives relating to such investments.
■
The fund may invest up to 35% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
■
The fund may invest in debt instruments issued by U.S. and non-U.S. governments, their agencies, authorities or instrumentalities, U.S. and non-U.S. corporate or other non-governmental entities, as well as mortgage- and other asset-backed securities.
■
The fund generally expects to maintain an effective duration of +/- 2 years relative to the Bloomberg U.S. Aggregate Bond Index.
■
The fund may invest in derivatives, such as futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the fund.
■
The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
■
The fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
■
The fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
Prospectus 2024
17

Columbia Thermostat FundSM
Portfolio Funds Summary (continued)
■
The fund’s investment strategy may involve the frequent trading of portfolio securities.
■
The principal risks of the fund include Active Management Risk, Changing Distribution Level Risk, Counterparty Risk, Credit Risk, Derivatives Risk, Derivatives Risk – Futures Contracts Risk, Derivatives Risk – Swaps Risk, Foreign Securities Risk, Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk, Frequent Trading Risk, High-Yield Investments Risk, Interest Rate Risk, Issuer Risk, Leverage Risk, Liquidity Risk, Market Risk, Mortgage- and Other Asset-Backed Securities Risk, Prepayment and Extension Risk, Reinvestment Risk, Rule 144A and Other Exempted Securities Risk, Sovereign Debt Risk, Stripped Mortgage-Backed Securities Risk, and U.S. Government Obligations Risk.
Columbia U.S. Treasury Index Fund
■
The fund seeks total return that corresponds to the total return of the FTSE USBIG Treasury Index, before fees and expenses.
■
Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities that comprise the FTSE USBIG Treasury Index, which is an unmanaged index composed of U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $5 billion and which are included in the FTSE U.S. Broad Investment-Grade Bond Index.
■
Different securities have different weightings in the FTSE USBIG Treasury Index and are weighted by market value; that is, the price per bond or note multiplied by the number of bonds or notes outstanding.
■
In seeking to match the performance of the FTSE USBIG Treasury Index, before fees and expenses, the fund’s investment adviser attempts to allocate the fund’s assets among securities in the FTSE USBIG Treasury Index. The fund will not hold all of the securities in the FTSE USBIG Treasury Index.
■
The principal risks of the fund include Correlation/Tracking Error Risk, Credit Risk, Interest Rate Risk, Market Risk, Passive Investment Risk, and U.S. Government Obligations Risk.
18
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund
Investment Objective
Columbia Thermostat FundSM (the Fund) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval. There is no assurance the Fund’s objective will be achieved.
Principal Investment Strategies
The Fund is primarily managed as a fund that invests in other funds (i.e., a “fund-of-funds”) that seeks to achieve its investment objective by investing its assets among a selected group of underlying stock and bond mutual funds and exchanged-traded funds (ETFs) for which Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Investment Manager) or its affiliates, including Columbia Management Investment Advisers, LLC (Columbia Management), serves as investment adviser or principal underwriter (the Portfolio Funds). Under normal circumstances, the Fund allocates at least 95% of its net assets (stock/bond assets) among the Portfolio Funds according to an asset allocation table based on the current level of the Standard & Poor’s (S&P) 500® Index.
Generally, the Fund’s allocation to stock funds increases as the S&P 500® Index declines and decreases as the S&P 500® Index rises. When the S&P 500® Index goes up in relation to trading range bands that are predetermined by the Investment Manager, the Fund sells a portion of its stock Portfolio Funds and invests more in the bond Portfolio Funds, and when the S&P 500® Index goes down in relation to the predetermined bands, the Fund increases its investment in the stock Portfolio Funds. Under normal circumstances, the Fund may invest up to 5% of net assets plus any cash received that day in cash, high quality short-term paper and government securities.
Although many asset allocation funds follow a basic approach of moving assets from stocks to bonds when the equity market goes up, and from bonds to stocks when the equity market goes down, some are run by investment managers who allocate fund assets by making subjective decisions based on complicated economic and financial models and complex graphs of market behavior. By contrast, the day-to-day investment decisions for the Fund are made according to a single predetermined allocation tableset forth below. The temperature in your house is run by a single rule: your thermostat turns on the furnace if your house is too cold or turns on the air conditioner if your house is too warm. This Fund works the same way, so it is named Columbia Thermostat Fund.
Just as a thermostat may be set at different ranges for different seasons, the structure and allocation ranges of the Fund’s asset allocation table may be changed from time to time between two forms, based on the Investment Manager’s determination of whether it expects the equity market to be moving over the next year in a side-ways or non-directional pattern, which the Investment Manager terms an “expensive” market, or to be trending upward, which the Investment Manager terms a “normal” market. The Investment Manager’s process and methodology for determining whether the current market is “expensive” or “normal” and the structure of each form of allocation table are described in more detail below under Determination of Current Market State. Such determination will be made on at least an annual basis and will be reflected in the asset allocation table disclosed in this prospectus. In general, the two different forms of allocation table are intended to maximize the capture of value under the two different sets of market conditions.
The Fund’s current form of asset allocation table, which is set forth below, has been in place since the Fund’s inception, except for the period from May 1, 2020 through April 30, 2021. The current form of asset allocation table reflects the Investment Manager’s determination that the equity market is currently “expensive.” The “expensive” form of table may result in equity investment allocations as low as 10% or as high as 90% of Fund assets. The Investment Manager evaluates the appropriate form of asset allocation table and updates the S&P 500® Index trading range bands within the table at least annually. From May 1, 2020 through April 30, 2021, the form of asset allocation table in place for the Fund reflected the Investment Manager’s determination that the equity market was “normal.” With the “normal” form of table, the Fund’s equity investment allocations could be no less than 50% of Fund assets.
Prospectus 2024
19

Columbia Thermostat FundSM
More Information About the Fund (continued)
Stock/Bond Allocation Table
	How the Fund will Invest the Stock/Bond Assets
Level of the S&P 500® Index	Stock Percentage	Bond Percentage
over 6701	10%	90%
between 6443 – 6701	15%	85%
between 6195 – 6443	20%	80%
between 5957 – 6195	25%	75%
between 5728 – 5957	30%	70%
between 5508 – 5728	35%	65%
between 5296 – 5508	40%	60%
between 5092 – 5296	45%	55%
between 4892 – 5092	50%	50%
between 4696 – 4892	55%	45%
between 4508 – 4696	60%	40%
between 4328 – 4508	65%	35%
between 4155 – 4328	70%	30%
between 3989 – 4155	75%	25%
between 3829 – 3989	80%	20%
between 3676 – 3829	85%	15%
under 3676	90%	10%
When the S&P 500® Index moves into a new band on the table, the Fund will rebalance the stock/bond mix to reflect the new S&P 500® Index price level by redeeming shares of some Portfolio Funds and purchasing shares of other Portfolio Funds. Any such rebalancing typically will be implemented promptly. However, there are two circumstances when a rebalancing may be implemented over a longer timeline. First, when a rebalancing or allocation table change would trigger a 10% point or greater change in stock and bond allocations or individual Portfolio Funds, the rebalancing may be implemented over a period of up to two weeks, if deemed by the Investment Manager to be in the best interest of shareholders. The second exception is a “31-day Rule;” in order to reduce taxable events and minimize short-term trading if the S&P 500® Index price moves back and forth across a band in the allocation table, after the Fund has increased its percentage allocation to either stock funds or bond funds, it will not decrease that allocation for at least 31 days. Following a change in the Fund’s stock/bond mix, if the S&P 500® Index remains within the same band for a while, normal market fluctuations will change the values of the Fund’s holdings of stock Portfolio Funds and bond Portfolio Funds. The Investment Manager will invest cash flows from sales (or redemptions) of Fund shares to bring the stock/bond mix back toward the allocation percentages for that S&P 500® Index band. For example, if the S&P 500® Index is in the 4155 band, and the value of the holdings of the stock Portfolio Funds has dropped to 68% of the value of the holdings of all Portfolio Funds, the Investment Manager would invest new cash in the stock Portfolio Funds (or cash for redemptions would come from the bond Portfolio Funds) to restore the 70% stock allocation. If the 31-day Rule is in effect, the Investment Manager will invest new cash at the stock/bond percentage allocation as of the latest rebalancing.
As another illustrative example, suppose the following:
Date	Level of the S&P 500® Index	How the Fund will invest the Stock/ Bond Assets(1)
Nov. 1	We begin when the market is 5000	50% stocks, 50% bonds
Dec. 1	The S&P 500® goes to 5100	rebalance 45% stocks, 55% bonds
20
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
Date	Level of the S&P 500® Index	How the Fund will invest the Stock/ Bond Assets(1)
Dec. 6	The S&P 500® drops back to 5075	no reversal for 31 days
Jan. 2	The S&P 500® is at 5050	rebalance 50% stocks, 50% bonds
Jan. 20	The S&P 500 drops to 4800	rebalance 55% stocks, 45% bonds(2)
Jan. 30	The S&P 500® goes to 5025	no reversal for 31 days
Feb. 20	The S&P 500® is at 5075	rebalance 50% stocks, 50% bonds
(1) For each rebalancing the Fund will trade the underlying stock and bond Portfolio Funds on the next business day.
(2) The market has made a continuation move by going through a second action level, not a reversal move, so the 31-day Rule does not apply in this case.
The Investment Manager chooses the Portfolio Funds to be generally consistent with the composition of the Fund’s primary stock and bond benchmarks and to allow the Fund to participate in strategies the Investment Manager believes can provide additional return due to active management.
The stock and bond Portfolio Funds that the Fund currently uses in its “fund-of-funds” structure, and the current target percentage for each Portfolio Fund within the stock or bond asset class, is set forth below. As described more fully below, the Investment Manager may substitute or add additional Portfolio Funds at any time, including funds introduced after the date of this prospectus. The target percentage within each asset class category is achieved by rebalancing the investments within the asset class whenever the S&P 500® Index moves into a new band on the allocation table, subject to the 31-day Rule described above. The Fund will not liquidate its investment in one Portfolio Fund in order to invest in another Portfolio Fund except in connection with a rebalancing due to a move of the S&P 500® Index into a new band (or due to a change by the Investment Manager in the Portfolio Funds or to the relative target percentages among them). Until a subsequent rebalancing, the Fund’s cash flows are invested in, or redeemed from, the Portfolio Funds in a manner that will reduce any deviation of the relative values of the Fund’s holdings of the Portfolio Funds from the percentages shown below.
Allocation of Stock/Bond Assets Within Asset Classes
Stock Funds	Type of Fund	Allocation
Columbia Contrarian Core Fund	Large-cap blend	25%
Columbia Large Cap Enhanced Core Fund	Large-cap blend	25%
Columbia Large Cap Index Fund	Large-cap blend	20%
Columbia Large Cap Growth Fund	Large-cap growth	10%
Columbia Research Enhanced Core ETF	Large-cap blend	10%
Columbia Small Cap Index Fund	Small-cap blend	10%
Total		100%
Bond Funds	Type of Fund	Allocation
Columbia Corporate Income Fund	Corporate bond	20%
Columbia Diversified Fixed Income Allocation ETF	Multi-sector bond	10%
Columbia Quality Income Fund	Intermediate core-plus bond	15%
Columbia Total Return Bond Fund	Intermediate core-plus bond	25%
Columbia High Yield Bond Fund	High-yield bond	10%
Columbia U.S. Treasury Index Fund	Intermediate government bond	20%
Total		100%
See the Portfolio Funds Summary section of this prospectus for information about the Portfolio Funds’ investment objectives and principal investment strategies. Each of the Portfolio Funds is managed by the Investment Manager or its affiliates. The Fund does not pay any sales load on its purchases of shares of the Portfolio Funds.
Prospectus 2024
21

Columbia Thermostat FundSM
More Information About the Fund (continued)
The Investment Manager has the authority to review the Portfolio Funds and to change the relative percentages among them or to add or eliminate funds. Such review will occur on at least an annual basis and will be reflected in the Portfolio Funds table disclosed in this prospectus.
Determination of Current Market State
Just as a thermostat may be set at different ranges for different seasons, the Fund’s allocation of assets between stock and bond funds is expected to be set at different range bands depending principally on the Investment Manager’s view of how expensive the equity market is compared to historical levels.
At least annually, the Investment Manager will conduct a review of the current equity market price levels compared to historical price levels, and will determine if the equity market is in an “expensive” state, or a “normal” state. This review will begin with a comparison of the S&P 500® Index’s cyclically adjusted price-to-earnings ratio for the prior seven years against a 40-year history, but the Investment Manager will also take into account additional quantitative or qualitative market factors, including for example, trends in equity price measures and comparisons of equity prices against prices for other asset classes. Based on its determination of the current market state, the Investment Manager will select the form of allocation table to be effective in the Fund’s current prospectus. Also as part of this review, the Investment Manager will update the median historical information used in the table, and the resulting S&P 500® Index levels used to create the bands around the median, regardless of the market state.
As noted below, the form of table used for an “expensive” market is expected to be different from that used for a “normal” market.
Generally, the Investment Manager will determine the current state of the equity market to be “expensive” when its analysis of the S&P 500® Index’s cyclically adjusted price-to-earnings ratio for the prior seven years is within the top quartile of ratio observations over a 40-year history. The “expensive” equity market form of allocation table for the Fund is structured around an implied S&P 500® Index trading range median of 50% stocks/50% bonds (the 50/50 Band), with allocations to bonds decreasing through stratified range bands below the 50/50 Band and allocations to bonds increasing through stratified range bands above the 50/50 Band, as shown by the following example:
“Expensive” Equity Market Form of Stock/Bond Allocation Table
Level of the S&P 500® Index	Stock Percentage	Bond Percentage
above top of trading range	10%	90%
4% trading range above prior band's maximum price	15%	85%
4% trading range above prior band's maximum price	20%	80%
4% trading range above prior band's maximum price	25%	75%
4% trading range above prior band's maximum price	30%	70%
4% trading range above prior band's maximum price	35%	65%
4% trading range above prior band's maximum price	40%	60%
4% trading range above prior band's maximum price	45%	55%
4% trading range centered on implied median (50/50 Band)*	50%	50%
4% trading range below prior band’s minimum price	55%	45%
4% trading range below prior band’s minimum price	60%	40%
4% trading range below prior band’s minimum price	65%	35%
4% trading range below prior band’s minimum price	70%	30%
4% trading range below prior band’s minimum price	75%	25%
4% trading range below prior band’s minimum price	80%	20%
4% trading range below prior band’s minimum price	85%	15%
below bottom of trading range	90%	10%
*Implied median price level as calculated by the Investment Manager.
22
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
The “expensive” form of table was in place from the Fund’s inception in 2002 through April 30, 2020 and is currently in place since May 1, 2021.
Generally, the Investment Manager will determine the current state of the equity market to be “normal” when its analysis of the S&P 500® Index’s cyclically adjusted price-to-earnings ratio for the prior seven years is outside the top quartile of ratio observations over a 40-year history. The “normal” equity market form of allocation table for the Fund is also structured around the 50/50 Band, with allocations to bonds decreasing through stratified range bands below the 50/50 Band, and allocations to stocks and bonds set at 50% stocks/50% bonds for all trading levels above the 50/50 Band, as shown by the following example:
“Normal” Equity Market Form of Stock/Bond Allocation Table
Level of the S&P 500® Index	Stock Percentage	Bond Percentage
above trading range that is 2% below implied median (50/50 Band)*	50%	50%
4% trading range below prior band’s minimum price	55%	45%
4% trading range below prior band’s minimum price	60%	40%
4% trading range below prior band’s minimum price	65%	35%
4% trading range below prior band’s minimum price	70%	30%
4% trading range below prior band’s minimum price	75%	25%
4% trading range below prior band’s minimum price	80%	20%
4% trading range below prior band’s minimum price	85%	15%
below bottom of trading range	90%	10%
*Implied median price level as calculated by the Investment Manager.
The “normal” form of allocation table was in place from May 1, 2020 through April 30, 2021.
The Investment Manager will conduct the market state review at least annually prior to the annual updating of this prospectus, and may, in its discretion, assess the market state on an “emergency” basis and make any changes deemed necessary to reflect, for example, a very significant move in market levels or a structural change affecting the markets.
Any such “emergency” changes by the Investment Manager, which are expected to be infrequent, would be disclosed in this prospectus.
Principal Risks
An investment in the Fund involves risks, including general risks, as described below, relating to the Fund’s investment process and its “fund-of-funds” structure. An investment in the Fund also involves specific risks related to the individual Portfolio Funds, including but not limited to those in which it invests. These risks are listed below, which in the aggregate are considered principal risks of investing in the Fund. More information about the Portfolio Funds, including their principal risks, is available in their prospectuses. This prospectus is not an offer for any of the Portfolio Funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Allocation Risk. The Investment Manager uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes or investments will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Fund-of-Funds Risk. Determinations regarding asset classes or Portfolio Funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected Portfolio Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative Portfolio Funds that could have been selected to represent the asset class. The
Prospectus 2024
23

Columbia Thermostat FundSM
More Information About the Fund (continued)
Fund also is exposed to the same risks as the Portfolio Funds in direct proportion to the allocation of its assets among the Portfolio Funds. By investing in a combination of Portfolio Funds, the Fund has exposure to the risks of many areas of the market. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Portfolio Funds realize their investment objectives. There is no guarantee that the Portfolio Funds will achieve their respective investment objectives. The performance of Portfolio Funds could be adversely affected if other entities that invest in the same Portfolio Funds make relatively large investments or redemptions in such Portfolio Funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Portfolio Fund are shared by its investors, redemptions by other investors in a Portfolio Fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for a Portfolio Fund. This risk may be particularly important when one investor owns a substantial portion of a Portfolio Fund. The Investment Manager may have potential conflicts of interest in selecting affiliated funds over unaffiliated funds for investment by the Fund, and may also face potential conflicts of interest in selecting affiliated funds, because the fees the Investment Manager receives from some Portfolio Funds may be higher than the fees paid by other Portfolio Funds. Columbia Thermostat Fund currently invests only in affiliated Portfolio Funds.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
24
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
The Fund is subject indirectly to the risks of the Portfolio Funds in which it invests. These risks are listed below. References to the “Fund” in the risk disclosures below refer to the Portfolio Funds and not Columbia Thermostat Fund. References to the “Investment Manager” in the risk disclosures below refer to the Fund's Investment Manager and/or Columbia Management as appropriate. Please see the Portfolio Funds Summary in this prospectus for information about the risks that apply to the Portfolio Funds.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Credit Risk. Credit risk is the risk that the value of loans or other debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions.  Credit rating agencies, such as S&P Global Ratings, Moody’s Investors Service, Inc. (Moody’s), Fitch Ratings, Inc. (Fitch), Morningstar DBRS (DBRS) and Kroll Bond Rating Agency, LLC (KBRA), assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund
Prospectus 2024
25

Columbia Thermostat FundSM
More Information About the Fund (continued)
desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Portfolio Fund’s Investment Manager’s perceived value assessment of that security, or may decline in price, even though the Portfolio Fund’s Investment Manager believes the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio managers’ perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in an industry or related group of industries within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that industry, group of industries or economic sector.
■
Financial Services Sector. The Fund is vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
■
Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may
26
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (foreign sub-custodians), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Portfolio Fund’s Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Prospectus 2024
27

Columbia Thermostat FundSM
More Information About the Fund (continued)
Loan Interests Risk. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause increased short-term liquidity demands on the Fund. As a result, the Fund may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Fund), in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, and the Fund, to enforce its rights in the event of a default, bankruptcy or similar situation, may need to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
28
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not have an active trading market internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.
Sovereign Debt Risk. The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.
With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund.
■
Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies)
Prospectus 2024
29

Columbia Thermostat FundSM
More Information About the Fund (continued)
because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
■
Large-Cap Stock Risk. Investments in larger companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be
30
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■
An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures.
Derivatives Risk – Options Risk. Options are derivatives that give the purchaser the option to buy (call) or sell (put) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. When writing options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Derivatives Risk – Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk,  and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
■
A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the Fund may have may be subject to
Prospectus 2024
31

Columbia Thermostat FundSM
More Information About the Fund (continued)
bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Derivatives Risk – Swaptions Risk. A swaption is an options contract on a swap agreement. These transactions give the purchasing party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars.
Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
32
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates decrease or spreads narrow on such securities, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Reinvestment Risk. Reinvestment risk arises when the Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Highly Leveraged Transactions Risk. The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements
Prospectus 2024
33

Columbia Thermostat FundSM
More Information About the Fund (continued)
may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Confidential Information Access Risk. The portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations and collateralized loan obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment
34
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund's volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.
Valuation Risk. The sales price the Fund could receive, or actually receives, for any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, debt securities sold in amounts less than institutional-sized lots (typically referred to as odd lots) or securities that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument.
The Fund is subject indirectly to the following risks of Portfolio Funds seeking returns that correspond to a stated market index (the Index).
Prospectus 2024
35

Columbia Thermostat FundSM
More Information About the Fund (continued)
Passive Investment Risk. The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Portfolio Fund’s Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.
Index Fund Risk. An index fund seeks to track the performance of the Index by using indexing strategies and, therefore, would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the Index. Except for Columbia Research Enhanced Core ETF, the decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager or its affiliates. The index which Columbia Research Enhanced Core ETF seeks to track is owned and/or was developed by Columbia Management.
Index Methodology Risk. An index fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the index provider may make errors in Index computation, construction, reconstitution and/or rebalancing despite any index provider procedures designed to prevent such occurrences and despite due diligence conducted by the investment manager or the index provider. Errors may result in a negative performance impact to the Fund and its shareholders.
Correlation/Tracking Error Risk. An index fund’s value will generally decline when the performance of the securities within the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include, among others, the size of the Fund’s portfolio, fees, expenses, transaction costs, income items, valuation methodology, accounting standards, the effectiveness of sampling techniques (if applicable), changes in the Index and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund typically attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking investment positions for various reasons, such as tax efficiency purposes, or to comply with regulatory restrictions, which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to certain components of the Index and may be impacted by Index reconstitutions and Index rebalancing events. Holding cash balances may detract from the Fund’s ability to track the Index. In addition, the Fund’s NAV may deviate from the Index if the Fund fair values a portfolio security at a price other than the price used by the Index for that security. The Fund also bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. The Fund, unlike the Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Index can hold. The Fund, unlike the Index, is subject to Office of Foreign Assets Control and other regulatory restrictions, including, for example, restrictions on the ability of the Fund to invest in or hold certain securities. If the Fund is restricted from investing in or holding a security or other instrument that was a component of the Index, and the Index did not remove such security or instrument, timely or at all, the Fund’s ability to track the Index could be negatively impacted. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account, as well as regulatory restrictions. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective. It is not possible to invest directly in an index.
The Fund is subject indirectly to the following risks of Portfolio Funds that are exchange-traded funds seeking investment results that, before fees and expenses, closely correspond to the performance of a stated index (the Index).
36
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs are actively managed ETFs (i.e., they do not track a particular benchmark), which are subject to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses incurred through ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the bid price) and the price at which an investor is willing to sell Fund shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause widening of bid/ask spreads.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange (as defined in the Portfolio Fund’s prospectus) and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. (as defined in the Portfolio Fund’s prospectus) The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Portfolio Fund’s prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units(as defined in the Portfolio Fund’s prospectus), Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider
Prospectus 2024
37

Columbia Thermostat FundSM
More Information About the Fund (continued)
bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Early/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to rebalance and/or reconstitute its portfolio (as applicable), may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund. For information about risks associated with changing levels of Fund distributions, see the SAI.
Changing the Fund’s Investment Objective and Policies
The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the SAI.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. The Fund expects to enter into such transactions primarily in the form of stock index futures in order to obtain exposure to the overall sector of the market represented by a particular stock index or to invest the
38
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
Fund’s uninvested cash balances in a manner that the Investment Manager believes aligns more closely with the Fund’s investment strategy than simply holding short-term fixed income investments or cash equivalents (known as cash equitization). Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies typically expose the Fund to gains and losses in excess of the amount actually invested in the derivative. This characteristic of a derivative (known as "leverage") may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual (including distressed) market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Fund Investing
The Investment Manager and its affiliate, Columbia Management Investment Advisers, LLC (Columbia Management), serve as investment advisers to mutual funds and ETFs using the Columbia brand (Columbia Funds), including mutual funds that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds (collectively referred to in this section as Portfolio Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Portfolio Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Portfolio Funds, and the Investment Manager and Columbia Management seek to balance potential conflicts of interest between the affiliated products and the Portfolio Funds in which they invest. The affiliated products’ investment in the Portfolio Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Portfolio Funds, because the affiliated products may own substantial portions of the shares of Portfolio Funds. However, redemption of Portfolio Fund shares by one or more affiliated products could cause the expense ratio of the Portfolio Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Portfolio Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Portfolio Fund shares. Although the
Prospectus 2024
39

Columbia Thermostat FundSM
More Information About the Fund (continued)
Investment Manager or Columbia Management may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Portfolio Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Portfolio Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Portfolio Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, the Portfolio Fund may be forced to sell its liquid (or more liquid) positions, leaving the Portfolio Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Portfolio Fund to implement its investment strategy. The Investment Manager or Columbia Management also has a conflict of interest in determining the allocation of affiliated products’ assets among the Portfolio Funds, as it earns different fees from the various Portfolio Funds.
Investing in Money Market Funds
The Fund may invest cash, including cash collateral received in connection with its securities lending program, in shares of money market funds, including funds advised by affiliates of the Investment Manager. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. These investment positions may include, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as the Investment Manager deems necessary. During these times, the Investment Manager may make frequent portfolio changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, columbiathreadneedleus.com, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or publicly available Form N-PORT (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.
The Fund considers changes in its portfolio holdings to be confidential information. Consequently, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed. The Fund’s complete portfolio holdings are disclosed approximately 30 to 40 days after each month-end. The top 15 holdings may be available sooner, approximately 15 calendar days after each month-end. Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.
Cybersecurity
The Fund, like all companies, may be susceptible to operational and information security risks, including the risk of cyber attacks or failures. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability
40
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
of the Fund or Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. See the discussion of Cybersecurity Breaches and Technology and Related Systems Failure Risk in the SAI for further information.
Use of Benchmarks
Benchmarks are indices that provide some comparative guidance in assessing the Fund’s performance. The Investment Manager selects the benchmark(s) it believes provide meaningful comparisons for the Fund. However, there may be different or additional indices that more closely reflect the market sectors in which the Fund invests. The Fund’s benchmark(s) may change from time to time. The benchmarks included in this prospectus are intended only as guideposts for your assessment of the Fund’s performance.
 FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund's holdings may diverge significantly from those of the benchmarks selected by the Investment Manager. In addition, the Fund may invest in securities outside the industry and geographic sectors represented in its benchmarks. The Fund's weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of its benchmarks.
eDelivery and Mailings to Households
In order to reduce shareholder expenses, the Fund may mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly. Additionally, you may elect to enroll in eDelivery to receive electronic versions of these documents, as well as quarterly statements and supplements, by logging into your account at columbiathreadneedleus.com/investor/.
Additional Information on Portfolio Turnover
Because Columbia Thermostat Fund is a fund-of-funds that exchanges shares of the Portfolio Funds at net asset value, the costs associated with the Fund’s portfolio turnover rate are lower than the costs that would be associated with another fund that had the same portfolio turnover rate but directly bore the trading costs of its portfolio transactions. See the Financial Highlights section of this prospectus for the Fund's portfolio turnover rates for the past five years.
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, are based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratios to reflect any differences in the
Prospectus 2024
41

Columbia Thermostat FundSM
More Information About the Fund (continued)
Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class. Please see Fee Waiver/Expense Reimbursement Arrangements below for information about commitments made by the Investment Manager and/or its affiliates during the performance period covered by this prospectus.
 FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are allocated on a pro rata basis across all share classes. These expenses include certain sub-transfer agency and shareholder servicing fees. Transfer agency fees and certain shareholder servicing fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “other expenses” among share classes are primarily the result of the different transfer agency and shareholder servicing fees applicable to each share class. For more information on these fees, see Choosing a Share Class — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements
The Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, including the Portfolio Funds (acquired funds)) do not exceed the annual rates shown below through April 30, 2025. This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.
The effective expense ratio for the Fund, gross of the contractual waiver/reimbursement discussed above, will vary in connection with the changes to the Portfolio Funds and to the allocation of the Fund’s assets among the Portfolio Funds, which the Investment Manager may make to from time to time, as described above under Principal Investment Strategies.
Columbia Thermostat Fund
Class A	0.50%
Class Adv	0.25%
Class C	1.25%
Class Inst	0.25%
Class Inst2	0.20%
Class Inst3	0.16%
Class S	0.25%
The fee waivers and/or expense reimbursements shown in the table above also reflect the contractual agreement of the Fund's Transfer Agent to waive a portion of its fees through April 30, 2025, such that the Fund's transfer agency fees do not exceed the annual rates of 0.04% of the average daily net assets of Class Inst2 shares and 0.00% of the average daily net assets of Class Inst3 shares. This arrangement may be terminated at the sole discretion of the Board.
42
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or its affiliates that were in place during the performance period shown in the Performance Information section of this prospectus. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
Board of Trustees
The Fund is governed by the Board. More than 75% of the Fund's Trustees are independent (Independent Trustees), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund's officers to establish the Fund's policies and oversee its activities. Among the Trustees' responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees.
Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust (the Trust). The Trust's Bylaws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn family of funds (Columbia Acorn Funds). The mailing address for the Trustees and officers is 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606.
For more detailed information about the Board, please refer to the SAI.
Primary Service Provider Contracts
The Fund enters into contractual arrangements (Service Provider Contracts) with various parties, including, among others, the Investment Manager, the Distributor, the Transfer Agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, this prospectus, the SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, which also serves as the Fund's administrator (the Administrator), Columbia Management, which serves as the Fund's sub-administrator pursuant to an agreement with the Investment Manager (the Sub-Administrator), the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial. They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Wanger Asset Management, LLC is located at 71 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606. As of March 31, 2024, the Investment Manager had assets under management of approximately $6.5 billion. The Investment Manager is a registered investment adviser and wholly-owned subsidiary of Columbia Management, which is a wholly-owned subsidiary of Ameriprise Financial. In addition to serving as an investment adviser to mutual funds, the Investment Manager acts as an investment manager for other private funds and institutional accounts.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.
Prospectus 2024
43

Columbia Thermostat FundSM
More Information About the Fund (continued)
The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to the Investment Manager by the Fund amounted to 0.10% of average daily net assets of the Fund, before any applicable reimbursements.
A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2023.
The Investment Manager and its investment advisory affiliates, including Columbia Management and Threadneedle International Limited (Threadneedle) (Participating Affiliates), around the world may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management and proxy voting) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Fund and other accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Fund will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements or relationships, certain personnel of Columbia Management and other Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in this prospectus and the Fund’s SAI, and with the Investment Manager’s and the Fund’s compliance policies and procedures, provide services to the Fund.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Alex M. Rivas	Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Portfolio Manager since 2022	2018
Corey Lorenzen, CFA	Portfolio Manager of Columbia Management and Vice President of the Investment Manager	Portfolio Manager since 2023	2023
Mr. Rivas joined Columbia Management, an affiliate of the Investment Manager, in 2017. Mr. Rivas has served as Assistant Vice President of the Investment Manager since February 2018. Mr. Rivas began his investment career in 2009 and earned a B.S. from Georgia Institute of Technology and a Master in Finance degree from Princeton University.
Mr. Lorenzen joined Columbia Management, an affiliate of the Investment Manager, in 2012. Mr. Lorenzen began his investment career in 2012 and earned a B.S. from the University of Wisconsin - Madison and an M.S. from the University of Wisconsin - Milwaukee.
The Administrator
Columbia Wanger Asset Management, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform many of these services (including fund accounting), and pays a fee for the services of the
44
Prospectus 2024

Columbia Thermostat FundSM
More Information About the Fund (continued)
Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:
Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 290 Congress Street, Boston, MA 02210. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee for each open account and compensates the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held. In addition, subject to certain limitations, the Fund compensates the Transfer Agent for payments made to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and the type of shareholder services provided. The Transfer Agent is contractually obligated to oversee such intermediaries for the purpose of reasonably assuring their compliance with applicable law and the terms of their agreements to provide the shareholder services. For more information about Shareholder Services fees, see Choosing a Share Class — Financial Intermediary Compensation.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
This section describes certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates. Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of the Investment Manager, including: insurance, broker-dealer (sales and trading), asset management and financial services. As a consequence of these activities, Ameriprise Financial or its affiliates may have interests arising from their other business lines that conflict with the interests of the Fund. These activities may also, from time to time, place certain investment constraints on the management of the Fund that might not otherwise arise.
As described in More Information About the Fund - Primary Service Provider Contracts, the Investment Manager, Administrator, Sub-Administrator, Distributor and Transfer Agent are all affiliates of Ameriprise Financial. In addition to the services that they provide to the Fund, they also provide substantially similar services (for which they are
Prospectus 2024
45

Columbia Thermostat FundSM
More Information About the Fund (continued)
compensated) to other clients and customers, including the Columbia Funds. Ameriprise Financial and its other affiliates may also provide services (for which they are compensated) to the Fund, other Columbia Funds or other clients and customers.
Examples of activities that could lead to conflicts of interest and/or impose limitations that could affect the Fund include the following:
■
the Investment Manager and other Ameriprise Financial affiliates may receive compensation and other benefits related to the management/administration of the Fund and the other Columbia Funds and the sale of their shares;
■
there may be competition for limited investment opportunities that must be allocated among the Fund, the other Columbia Funds and other clients and customers of the Investment Manager (which can include affiliates of the Investment Manager) that may have the same or similar investment objectives as the Fund;
■
management of the Fund may diverge from other Columbia Funds or other clients and customers of the Investment Manager or Ameriprise Financial affiliates, for example, advice given to the Fund may differ from, or conflict with, advice given to other funds or accounts;
■
there may be regulatory or investment restrictions imposed on the investment activities of the Investment Manager arising from the activities or holdings of other Columbia Funds or other clients or customers of the Investment Manager or Ameriprise Financial and its affiliates, for example, caps on the aggregate amount of certain types of investments or in holdings of particular portfolio companies that may be made by affiliated entities, including the Fund;
■
Ameriprise Financial or its affiliates may have potentially conflicting relationships with companies and other entities in which the Fund invests; and
■
there may be regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, for example, if an affiliated entity were in possession of non-public information, the Investment Manager might be prohibited by law from using that information in connection with the management of the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and Affiliates – Certain Conflicts of Interest section of the SAI. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
46
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class
The Funds
The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.
Funds Contact Information
Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o SS&C GIDS, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.
*
The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.
 FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the selling and servicing agents that are authorized to sell and/or service shares of the Funds. Financial intermediaries include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry.
Omnibus Accounts
The term “omnibus account” refers to a financial intermediary’s account with the Fund (held directly through the Transfer Agent) that represents the combined holdings of, and transactions in, Fund shares of one or more clients of the financial intermediary (beneficial Fund shareholders). Omnibus accounts are held in the name of the financial intermediaries and not in the name of the beneficial Fund shareholders invested in the Fund through omnibus accounts.
Retirement Plans and Omnibus Retirement Plans
The term “retirement plan” refers to retirement plans created under Sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), and non-qualified deferred compensation plans governed by Section 409A of the Code and similar plans, but does not refer to individual retirement plans, such as traditional IRAs and Roth IRAs. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.
Networked Accounts
Networking, offered by the Depository Trust & Clearing Corporation’s Wealth Management Services (WMS), is the industry standard IT system for mutual fund account reconciliation and dividend processing.
Summary of Share Class Features
Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible to invest in every share class. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as
Prospectus 2024
47

Columbia Thermostat FundSM
Choosing a Share Class (continued)
defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.
When deciding which class of shares to buy, you should consider, among other things:
■
The amount you plan to invest.
■
How long you intend to remain invested in the Fund.
■
The fees (e.g., sales charge or “load”) and expenses for each share class.
■
Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.
 FUNDamentals
Front-End Sales Charge Calculation
The front-end sales charge is calculated as a percentage of the offering price.
■
The net asset value (NAV) per share is the price of a share calculated by the Fund every business day.
■
The offering price per share is the NAV per share plus any front-end sales charge (or load) that applies.
The dollar amount of any applicable front-end sales charge is the difference between the offering price of the shares you buy and the NAV of those shares. To determine the front-end sales charge you will pay when you buy Class A shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund) and base the sales charge on the aggregate amount. For information on account value aggregation, sales charge waivers and other important information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
 FUNDamentals
Contingent Deferred Sales Charge
A contingent deferred sales charge (CDSC) is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC can vary based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through Fund distribution reinvestments or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.
When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.
Share Class Features
The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares.
Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus, as it may be supplemented from time to time, and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new and/or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.
48
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class (continued)
The sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Appendix A describes financial intermediary-specific reductions and/or waiver policies. A shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should carefully read the terms and conditions of Appendix A. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts, as defined below, or through another financial intermediary. The information in Appendix A may be provided by, or compiled from or based on information provided by the financial intermediaries identified in Appendix A. To obtain additional information regarding any sales charge reduction and/or waiver described in Appendix A, and to ensure that you receive any such reductions or waivers that may be available to you, please consult your financial intermediary.
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts (as described below))	5.75% maximum, declining to 0.00% on investments of $1 million or more
CDSC on certain
investments of
between $1 million
and $50 million
redeemed within
18 months after
purchase charged
as follows:
• 1.00% CDSC if
redeemed within
12 months after
purchase and
• 0.50% CDSC if
redeemed more
than 12, but less
than 18, months
after purchase

Reductions: yes, see Choosing
a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Reductions
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
Reductions/Waivers of Sales
Charges – Class A Shares
Front-End Sales Charge
Waivers, as well as Choosing
a Share Class — CDSC
Waivers – Class A and Class C
Financial intermediary-specific
waivers are also available, see
Appendix A
Service Fee: 0.25%
Class Adv
Eligibility: Available only to (i)
omnibus retirement plans, including
self-directed brokerage accounts
within omnibus retirement plans that
clear through institutional no
transaction fee (NTF) platforms;
retirement plans; (ii) trust companies
or similar institutions; (iii) broker-
dealers, banks, trust companies and
similar institutions that clear Fund
share transactions for their client or
customer investment advisory or
similar accounts through designated
financial intermediaries and their
mutual fund trading platforms that
have been granted specific written
authorization from the Transfer Agent
with respect to Class Adv eligibility
apart from selling, servicing or
similar agreements; (iv) 501(c)(3)
charitable organizations; (v) 529
plans; (vi) health savings accounts;
(vii) investors participating in a fee-
based advisory program sponsored
by a financial intermediary or other
entity that is not compensated by the
Fund for those services, other than
payments for shareholder servicing
or sub-accounting performed in place
		None	None	N/A	None
Prospectus 2024
49

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

of the Transfer Agent; and (viii)
commissionable brokerage platforms
where the financial intermediary,
acting as broker on behalf of its
customer, charges the customer a
commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Adv shares
within such platform.
Minimum Initial Investment: None,
except in the case of (viii) above,
which is $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts)

Class C
Eligibility: Available to the general
public for investment
Minimum Initial Investment: $2,000
($1,000 for IRAs; $100 for monthly
Systematic Investment Plan
accounts)
Conversion Feature: Yes. Effective
April 1, 2021, Class C shares
generally automatically convert to
Class A shares of the same Fund in
the month of or the month following
the 8-year anniversary of the Class C
shares purchase date. Prior to April
1, 2021, Class C shares generally
automatically converted to Class A
shares of the same Fund in the
month of or the month following the
10-year anniversary of the Class C
shares purchase date.(a)
		None	1.00% on certain investments redeemed within one year of purchase
Waivers: yes, on Fund
distribution reinvestments. For
additional waivers, see
Choosing a Share Class —
CDSC Waivers – Class A and
Class C
Financial intermediary-specific
CDSC waivers are also
available, see Appendix A
Distribution Fee: 0.75% Service Fee: 0.25%
Class Inst
Eligibility: Available only to certain
eligible investors, which are subject
to different minimum investment
requirements, ranging from $0 to
$2,000, including investors who
purchase Fund shares through
commissionable brokerage platforms
where the financial intermediary
holds the shares in an omnibus
account and, acting as broker on
behalf of its customer, charges the
customer a commission for effecting
transactions in Fund shares,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst shares
within such platform; closed to (i)
accounts of financial intermediaries
that clear Fund share transactions for
their client or customer accounts
through designated financial
intermediaries and their mutual fund
		None	None	N/A	None
50
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

trading platforms that have been
given specific written notice from the
Transfer Agent of the termination of
their eligibility for new purchases of
Class Inst shares and (ii) omnibus
group retirement plans, subject to
certain exceptions(d)
Minimum Initial Investment: See
Eligibility above

Class Inst2
Eligibility: Available only to (i) certain
registered investment advisers and
family offices that clear Fund share
transactions for their client or
customer accounts through
designated financial intermediaries
and their mutual fund trading
platforms that have been granted
specific written authorization from
the Transfer Agent with respect to
Class Inst2 eligibility apart from
selling, servicing or similar
agreements; (ii) omnibus retirement
plans(d); (iii) health savings accounts,
provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst2
shares within such platform and that
Fund shares are held in an omnibus
account; and (iv) institutional
investors that are clients of the
Columbia Threadneedle Global
Institutional Distribution Team that
invest in Class Inst2 shares for their
own account through platforms
approved by the Distributor or an
affiliate thereof to offer and/or
service Class Inst2 shares within
such platform.
Minimum Initial Investment: None
		None	None	N/A	None
Class Inst3
Eligibility: Available to: (i) group
retirement plans that maintain plan-
level or omnibus accounts with the
Fund(d); (ii) institutional investors that
are clients of the Columbia
Threadneedle Global Institutional
Distribution Team that invest in
Class Inst3 shares for their own
account through platforms approved
by the Distributor or an affiliate
thereof to offer and/or service
Class Inst3 shares within such
platform; (iii) collective trust funds;
(iv) affiliated or unaffiliated mutual
funds (e.g., funds operating as funds-
of-funds);
(v) fee-based platforms of financial
intermediaries (or the clearing
intermediary they trade through) that
have an agreement with the
		None	None	N/A	None
Prospectus 2024
51

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

Distributor or an affiliate thereof that
specifically authorizes the financial
intermediary to offer and/or service
Class Inst3 shares within such
platform, provided also that Fund
shares are held in an omnibus
account; (vi) commissionable
brokerage platforms where the
financial intermediary, acting as
broker on behalf of its customer,
charges the customer a commission
for effecting transactions in Fund
shares, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; (vii) health savings
accounts, provided that the financial
intermediary has an agreement with
the Distributor that specifically
authorizes offering Class Inst3
shares within such platform and that
Fund shares are held in an omnibus
account; and (viii) bank trust
departments, subject to an
agreement with the Distributor that
specifically authorizes offering
Class Inst3 shares and provided that
Fund shares are held in an omnibus
account. In each case above where
noted that Fund shares are required
to be held in an omnibus account,
the Distributor, may, in its discretion,
determine to waive this requirement.
Minimum Initial Investment: No
minimum for the eligible investors
described in (i), (iii), (iv) and (v)
above; $2,000 ($1,000 for IRAs;
$100 for monthly Systematic
Investment Plan accounts) for the
eligible investors described in (vi)
above; and $1 million for all other
eligible investors, unless waived in
the discretion of the Distributor

Class S
Effective on or about October 1,
2024, Class S shares are available
(i) to be held, but not purchased, by
accounts of financial intermediaries
that, with specific written permission
from the Transfer Agent, have
instructed the Fund to exchange
Class Inst shares for Class S shares;
and (ii) to be held and purchased by
omnibus group retirement plans that
(A) opened and, subject to
exceptions, funded a Class Inst
share account as of the close of
business on March 28, 2013 and
have continuously held Class Inst
		None	None	N/A	None
52
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Share Class	Eligible Investors; Minimum Initial Investments; Conversion Features(a)	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)	Sales Charge Reductions/Waivers	Maximum Distribution and/or Service (12b-1) Fees(c)

shares in such account through at
least September 30, 2024 and (B)
received specific written permission
from the Transfer Agent to exchange
Class Inst shares for Class S shares.
Only omnibus retirement plans
referenced in (ii) above may purchase
Class S shares, open new Class S
accounts, or add new plan
participants to a Class S shares
omnibus retirement plan account.
Otherwise, Class S shares are not
available for purchase (other than
through the reinvestment of
distributions on Class S shares).(d)
Minimum Initial Investment: See
Eligibility above

(a)
For more information on the conversion of Class C shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions — Class C Shares —Conversion to Class A Shares.
(b)
For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)
These are the maximum applicable distribution and/or service fees under the Fund’s Rule 12b-1 plan. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or service fees. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.
(d)
These share classes are closed to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:
• Class Inst Shares: Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Inst account as of close of business on March 28, 2013, and have continuously held Class Inst shares in such account after such date, may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Inst accounts. Accounts of financial intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms are not permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions).
• Class Inst2 Shares. Shareholders with Class Inst2 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst2 shares may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts and add new shareholders in the program.
• Class Inst3 Shares: Shareholders with Class Inst3 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst3 shares may not establish new accounts for such share class but may continue to make additional purchases of Class Inst3 shares in existing accounts.
• Class S Shares. Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
Prospectus 2024
53

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Sales Charges and Commissions
Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees. You may be required to pay brokerage commissions and other fees to financial intermediaries when transacting in any class of Fund shares, including those that do not assess any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. Such brokerage commissions and other fees are set by the financial intermediary.
As described in more detail below, Class A shares have a front-end sales charge, which is deducted from your purchase price when you buy your shares, and results in a smaller dollar amount being invested in the Fund than the purchase price you pay (unless you qualify for a waiver or reduction of the sales charge). The Fund’s other share classes do not have a front-end sales charge, so the full amount of your purchase price is invested in those classes. Class A shares have lower ongoing distribution and/or service fees than Class C shares of the Fund, if available. Over time, Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and the distribution and/or service fees you would pay for Class A shares. Although the full amount of your purchase price of Class C shares is invested in a Fund, your return on this money will be reduced by the expected higher annual expenses of Class C shares. In this regard, Class C shares held in Direct-at-Fund Accounts automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. No sales charge or other charges will apply in connection with such conversions, and the conversions are free from U.S. federal income tax. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares. Class Adv, Class Inst, Class Inst2, Class Inst3 and Class S shares of the Fund do not have distribution and/or service fees.
Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.
Class A Shares — Front-End Sales Charge
Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges and Appendix A.
The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge.
54
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class (continued)
The front-end sales charge you will pay on Class A shares:
■
depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and
■
is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).
The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.
Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0–$49,999	5.75%	6.10%	5.00%
	$50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)
Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.
(b)
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)
For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.
Class A Shares — CDSC
In some cases, you'll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.
■
If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.
■
Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.
Class A Shares — Commissions
The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares — Front-End Sales Charge above.
The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration
Prospectus 2024
55

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):
Class A Shares — Commission Schedule (Paid by the Distributor to Financial Intermediaries)
Purchase Amount	Commission Level* (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%
*
The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.
Class C Shares — Front-End Sales Charge
You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.
Class C Shares — Conversion to Class A Shares
Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 8-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted (pursuant to the financial intermediary’s Class C conversion policy, including those disclosed in Appendix A, which may differ from the Fund’s policy described here) provided that the intermediary is able to track individual shareholders’ holding periods. It is the financial intermediary's (and not the Fund's) responsibility to keep records and to ensure that the shareholder holding period is calculated properly. Not all financial intermediaries are able to track individual shareholders' holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary's platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares.
The following rules apply to the automatic conversion of Class C shares to Class A shares:
■
Class C share accounts that are Direct-at-Fund Accounts and Networked Accounts for which the Transfer Agent (and not your financial intermediary) sends you Fund account transaction confirmations and statements, convert on or about the 15th day of the month (if the 15th is not a business day, then the next business day thereafter) that they become eligible for automatic conversion provided that the Fund has records that Class C shares have been held for the requisite time period.
■
For purposes of determining the month when your Class C shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made. Your financial intermediary may choose a different day of the month to convert Class C shares. Please contact your financial intermediary for more information on calculating the holding period.
■
Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
56
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class (continued)
■
You’ll receive the same dollar value of Class A shares as the Class C shares that were automatically converted. Class C shares that you received from an exchange of Class C shares of another Fund will convert based on the day you bought the original shares.
■
In addition to the above automatic conversion of Class C to Class A shares policy, the Transfer Agent seeks to convert Class C shares as soon as administratively feasible, regardless of how long such shares have been owned, to Class A shares of the same Fund for Direct-at-Fund Accounts (as defined below) that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
■
No sales charge or other charges apply in connection with these automatic conversions, and the conversions are free from U.S. federal income tax.
Class C Shares — CDSC
You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
Class C Shares — Commissions
Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. A portion of this payment may be passed along to your financial advisor. The Distributor seeks to recover this payment through distribution fees of up to 0.75% and shareholder service fees of up to 0.25% it receives under the Fund's Rule 12b-1 plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.
Reductions/Waivers of Sales Charges
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A.
Class A Shares Front-End Sales Charge Reductions
The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.
First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members' ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.
Prospectus 2024
57

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow (which means you will not be able to redeem Fund shares equivalent to that amount until they are released from escrow). At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you've made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.
You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.
The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A.
 FUNDamentals
Your “Immediate Family” and Account Value Aggregation
For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.
Eligible Accounts
The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E or Class Inst shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund: individual or joint accounts; Roth and traditional
58
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.
The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2, Class Inst3 or Class S shares of a Fund.
Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.
Class A Shares Front-End Sales Charge Waivers
There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI.
In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans; and (viii) purchases of Class A shares in Direct-at-Fund Accounts (as defined below) that do not have a financial intermediary assigned to them. For a more complete description of these eligible transactions, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
Prospectus 2024
59

Columbia Thermostat FundSM
Choosing a Share Class (continued)
CDSC Waivers – Class A and Class C
You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares: in the event of the shareholder's death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund's Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); held within Direct-at-Fund Accounts that do not have a financial intermediary assigned to them; and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the SAI.
The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A.
Repurchases (Reinstatements)
As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.
Repurchases (Reinstatements)
Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C
Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.
To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.
Restrictions and Changes in Terms and Conditions
Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the
60
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class (continued)
extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to this prospectus and Appendix S of the SAI for more information about sales charge waivers.
Distribution and Service Fees
The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time.
The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:
	Distribution Fee	Service Fee	Combined Total
Class A	None	0.25%	0.25%
Class Adv	None	None	None
Class C	0.75%	0.25%	1.00%
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None
Class S	None	None	None
The distribution and/or service fees for Class A and Class C shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.
For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more that pay a Class A up-front commission to your financial intermediary and the financial intermediary has opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares also applies to purchases of funds that do not pay an up-front sales commission on Class A shares, which includes Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses.
If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continues in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.
Prospectus 2024
61

Columbia Thermostat FundSM
Choosing a Share Class (continued)
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above or in larger amounts when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares of the Columbia Acorn Funds.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services vary by financial intermediary and according to distribution channel, but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Payments to financial intermediaries in excess of the amounts paid by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates.
Generally, each of the Columbia Acorn Funds compensates the Transfer Agent for payments made for Shareholder Services, for each share class except Class Inst3. Effective July 1, 2017, the Columbia Acorn Funds compensate the Transfer Agent for payments made for Shareholder Services as follows:
Financial Intermediary Distribution Channel	Fee Rate
Retirement	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Fund supermarket transaction fee (TF)	up to 0.12% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held for intermediaries or platforms charging a per account fee
Fund supermarket no-transaction fee (NTF)	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee
Bank	up to 0.10% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $20 per account held by intermediaries or platforms charging a per account fee
Broker-dealer	up to 0.13% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held by intermediaries or platforms charging a per account fee

With respect to Class Inst2 and Class Inst3 shares of the Fund, total annual compensation payable to the Transfer Agent may not exceed, respectively, 0.07% and 0.02% of the average daily net assets of the Class. For additional details about the application of the Columbia Acorn Funds’ fee limits, please refer to the SAI.
62
Prospectus 2024

Columbia Thermostat FundSM
Choosing a Share Class (continued)
The Transfer Agent does not pay financial intermediaries for Shareholder Services, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries with respect to Class Inst3 shares of the Columbia Acorn Funds. The Fund believes that the fee levels paid to the Transfer Agent are reasonably related to the Shareholder Services provided, but payments may vary and there can be no assurance that the Fund will be able to identify with specificity the costs or particular Shareholder Services for which compensation is paid.
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and pay Shareholder Services fees.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending the Fund or a particular share class over others.
Prospectus 2024
63

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares
Share Price Determination
The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of such specified time. Any affiliated Portfolio Funds calculate their NAV in the same manner as the Fund calculates its NAV.
 FUNDamentals
NAV Calculation
Each of the Fund's share classes calculates its NAV per share as follows:
NAV per share = (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
 FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Manager as the Fund’s valuation designee. The Investment Manager, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.
If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security's fair value pursuant to the Valuation Policy. In addition, the Investment Manager may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or
64
Prospectus 2024

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security's market price is readily available and reflective of market value and, if not, the fair value of the security.
Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Investment Manager uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund's performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund's performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund's NAV is calculated based on the NAVs of the Portfolio Funds in which it invests. The prospectuses of the Portfolio Funds explain the circumstances under which the Portfolio Funds used fair value pricing and the effects thereof. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.
Transaction Rules and Policies
The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.
Order Processing
Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund's applicable share class on that day. Orders received after the end of a business day will receive the next business day's NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (as defined below), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund's investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
“Good Form”
An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.
Medallion Signature Guarantees
The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions, including if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than the registered account owner(s); (iii) the address of record has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing Automated Clearing House (ACH) or wire, or to a bank account not on file; or (vi) you are changing legal ownership of your account.
Prospectus 2024
65

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: a bank, credit union, savings association, broker or dealer that participates in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). For other transactions, the Transfer Agent may require a signature guarantee. Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
Customer Identification Program
Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Below the Minimum Account Balance
The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:
Minimum Account Balance
Minimum Account Balance
For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all classes except those listed below	None
Class Adv, Class Inst2 and Class Inst3	None
For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Small Account Policy — Class A, Class C, Class Inst and Class S Share Accounts Minimum Balance Fee
If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will
66
Prospectus 2024

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.
For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent's contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.
For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.
Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee
The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2 and Class Inst3 shares; shareholders holding their shares through financial intermediary networked accounts or trust networked accounts; wrap fee and omnibus accounts; accounts with active monthly Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.
Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts
The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures.
Excessive Trading Practices Policy
Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's
Prospectus 2024
67

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Exchanging Limitations — If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including exchange purchase orders, involving any Fund.
For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund reserves the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■
negative impact on the Fund's performance;
■
potential dilution of the value of the Fund's shares;
■
interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■
losses on the sale of investments resulting from the need to sell securities at less favorable prices;
68
Prospectus 2024

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
■
increased taxable gains to the Fund's remaining shareholders resulting from the need to sell securities to meet sell orders; and
■
increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution, which may be exacerbated as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
The Columbia Acorn Funds may invest in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders. The risks of excessive trading described above also apply to any Portfolio Funds in which the Fund invests.
Opening an Account and Placing Orders
We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.
The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.
Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.
Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you
Prospectus 2024
69

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.
The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.
Direct-At-Fund Accounts (Accounts Held Directly with the Fund)
Fund shares can be held in a variety of ways. You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares, or you or your financial intermediary can establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts). Direct-at-Fund Accounts include accounts held at the Transfer Agent that do not or no longer have a financial intermediary assigned to them.
To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.
Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.
Written Transactions – Direct-at-Fund Accounts
If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.
Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.
Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.
70
Prospectus 2024

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
Telephone Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.
You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.
Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.
Online Transactions – Direct-at-Fund Accounts
For Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.
Wire Transactions – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.
Electronic Funds Transfer via ACH – Direct-at-Fund Accounts
If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst, Class Inst3 and (only for redemptions) Class S shares of a Fund by electronically transferring money via Automated Clearing House (ACH) from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.
Prospectus 2024
71

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
Buying Shares
Eligible Investors
Class A Shares
Class A shares are available to the general public for investment.
Class Adv Shares
Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.
Class C Shares
Class C shares are available to the general public for investment, except that Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares; Class C share purchase orders received from Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund.
Class Inst Shares
Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.
Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.
Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.
72
Prospectus 2024

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
Class Inst2 Shares
Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; (iii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst2 shares within such platform and that Fund shares are held in an omnibus account; and (iv) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.
Class Inst3 Shares
Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; (vii) health savings accounts, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (viii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.
Class S Shares
Effective on or about October 1, 2024, Class S shares are available (i) to be held, but not purchased, by accounts of financial intermediaries that, with specific written permission from the Transfer Agent, have instructed the Fund to exchange Class Inst shares for Class S shares; and (ii) to be held and purchased by omnibus group retirement plans that (A) opened and, subject to exceptions, funded a Class Inst share account as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account through at least September 30, 2024 and (B) received specific written permission from the Transfer Agent to exchange Class Inst shares for Class S shares. Only omnibus retirement plans referenced in (ii) above may purchase Class S shares, open new Class S accounts, or add new plan participants to a Class S shares omnibus retirement plan account. Otherwise, Class S shares are not available for purchase (other than through the reinvestment of distributions on Class S shares).
Prospectus 2024
73

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
Additional Eligible Investors
In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.
Minimum Initial Investments
The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.
The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.
Minimum Initial Investments
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all classes and account types except those listed below	$2,000	$100
Individual Retirement Accounts for all classes except those listed below	$1,000	$100
Group retirement plans	None	N/A
Class Adv and Class Inst	$0, $1,000 or $2,000(b)	$100(b)
Class Inst2	None	N/A
Class Inst3	$0, $1,000, $2,000 or $1 million(c)	$100(c)
(a)
If your Class A, Class Adv, Class C, Class Inst, or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.
(b)
The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors (see Buying Shares – Eligible Investors – Class Adv Shares above), there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Inst Shares Minimum Initial Investments below. The minimum initial investment amount for monthly Systematic Investment Plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.
(c)
There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); and fee -based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for monthly Systematic Investment Plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor, may, in its discretion, determine to waive this requirement.
Additional Information about Minimum Initial Investments
The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.
74
Prospectus 2024

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a Systematic Investment Plan, your account must meet the then-current applicable minimum initial investment.
Class Inst Shares Minimum Initial Investments
There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:
■
Any health savings account sponsored by a third party platform.
■
Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.
■
Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.
■
Any Trustee (or family member) of Columbia Acorn Trust.
■
Any employee (or family member) of the Investment Manager.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:
■
Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:
■
Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.
■
Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.
■
Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.
■
Bank trust departments that assess their clients an asset-based fee.
■
Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).
Prospectus 2024
75

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
■
Certain other investors as set forth in more detail in the SAI.
Systematic Investment Plan
The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, Systematic Investment Plan purchases will be confirmed on your quarterly account statement. Columbia Government Money Market Fund Systematic Investment Plan purchases will be confirmed at the time of the purchase. If establishing a Systematic Investment Plan to reduce the initial fund minimum, the plan needs to be established monthly to avoid the small account fee.
Dividend Diversification
Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.
Other Purchase Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your purchase order in “good form,” your purchase will be made at the Fund’s next calculated public offering price per share, which is the NAV per share plus any sales charge that applies (i.e., the trade date).
■
Once the Fund receives your purchase request in “good form,” you cannot cancel it after the market closes.
■
You generally buy Class A shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.
■
Subject to Class eligibility, you buy Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S shares at NAV per share because no front-end sales charge applies to purchases of these share classes.
■
The Distributor and the Transfer Agent reserve the right to cancel your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.
■
Financial intermediaries are responsible for sending your purchase orders to the Transfer Agent and ensuring that the Fund receives your money on time.
■
Shares purchased are recorded on the books of the Fund. The Fund does not issue certificates.
■
You generally may make a purchase only into a Fund that is accepting investments.
Please also read Appendix A and contact your financial intermediary for more information regarding any reductions and/or waivers described therein.
Selling Shares
When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3 and Class S share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.
76
Prospectus 2024

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually withdraw your entire investment.
Satisfying Fund Redemption Requests
When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.
The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties. The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility. As a result, borrowings available to the Fund under the credit facility might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings in the SAI for more information about the credit facility. The Fund is also limited in the total amount it may borrow. Please see About Fund Investments – Fundamental and Non-Fundamental Investment Policies in the SAI for more information about borrowing.
In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives, if any). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, which means that for each redeeming shareholder, the first $250,000, or 1% of the Fund's net asset value, whichever is less, will be paid in cash or cash equivalents and the remainder may be paid in kind.
While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed-upon redemption date than on an earlier date on which the investment could have been redeemed for cash.
Prospectus 2024
77

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
Redemption of Newly Purchased Shares
You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.
Other Redemption Rules You Should Know
■
Once the Transfer Agent or your financial intermediary receives your redemption order in “good form,” your shares will be sold at the Fund’s next calculated NAV per share (i.e., the trade date). Any applicable CDSC will be deducted from the amount you're selling and the balance will be remitted to you.
■
Once the Fund receives your redemption request in “good form,” you cannot cancel it after the market closes.
■
The Distributor, in its sole discretion, reserves the right to liquidate Fund shares (of any class of the Fund) held in an omnibus account of a financial intermediary that clears Fund share transactions through a clearing intermediary or platform that charges certain maintenance fees to the Fund if the value of the omnibus account, at the Fund share class (i.e., CUSIP) level, falls below $100,000 (a CUSIP Liquidation Event). The Distributor will provide at least 90 days’ notice of a CUSIP Liquidation Event to financial intermediaries with impacted omnibus accounts. Shareholders invested in the Fund through such omnibus accounts can request through their financial intermediary a tax-free exchange to Class A shares or shareholders can consider holding their Fund shares in a Direct-at-Fund Account, provided requirements to transfer the account are fulfilled. You should discuss your options with your financial intermediary.
■
If you sell your shares that are held in a Direct-at-Fund Account, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account the next business day after the trade date. Note that your bank may take up to three business days to post an electronic funds transfer from your account.
■
If you sell your shares through a financial intermediary, the Funds will normally send the redemption proceeds to your financial intermediary within two business days after the trade date.
■
No interest will be paid on uncashed redemption checks.
■
Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■
For broker-dealer and wrap fee accounts: The Fund reserves the right to redeem your shares if your account falls below the Fund's minimum initial investment requirement. The Fund will notify your broker-dealer prior to redeeming shares, and will provide details on how to avoid such redemption.
■
Also keep in mind the Funds' Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
Exchanging Shares
You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.
You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, including from Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S.
78
Prospectus 2024

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
Treasury Index Fund or any other Columbia Fund that does not charge a front-end sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.
Systematic Exchanges
You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.
Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds' Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.
Other Exchange Rules You Should Know
■
Exchanges are made at the NAV next calculated (plus any applicable sales charge) after your exchange order is received in “good form” (i.e., the trade date).
■
Once the Fund receives your exchange request in “good form,” you cannot cancel it after the market closes.
■
The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.
■
Shares of the purchased Fund may not be used on the same day for another exchange or sale.
■
A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time you purchased such shares. If you invest through a Direct-at-Fund Account in Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge and then you exchange into a Fund that does assess a sales charge, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of another Columbia Fund.
■
If you purchased Class A shares of a Columbia Fund that imposes a front-end sales charge (and you paid any applicable sales charge) and you then exchange those shares into Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Duration Municipal Bond Fund, Columbia Ultra Short Term Bond Fund, Columbia U.S. Treasury Index Fund or any other Columbia Fund that does not impose a front-end sales charge, you may exchange that amount to Class A of another Columbia Fund in the future, including dividends earned on that amount, without paying a sales charge.
■
If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. Any applicable CDSC charged will be the CDSC of the original Fund.
■
You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your financial intermediary for more information.
■
You generally may make an exchange only into a Fund that is accepting investments.
■
The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
Prospectus 2024
79

Columbia Thermostat FundSM
Buying, Selling and Exchanging Shares (continued)
■
Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.
■
Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.
■
Class Inst shares of a Fund may be exchanged for Class A or Class Inst shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Inst shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Inst Shares for details.
Same-Fund Exchange Privilege
Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A. To exchange to another class of shares of the same Fund you must meet the new class’s eligibility criteria as described in this Prospectus.
Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts, except that the Transfer Agent seeks to convert Class C shares as soon as administratively feasible to Class A shares of the same Fund for Direct-at-Fund Accounts that do not or no longer have a financial intermediary assigned to them. Direct-at-Fund Accounts that do not have a financial intermediary assigned to them are not permitted to purchase Class C shares. Class C share purchase orders received by Direct-at-Fund Accounts that do not have a financial intermediary assigned to the account will automatically be invested in Class A shares of the same Fund. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) when the shareholder moves from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.
Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.
80
Prospectus 2024

Columbia Thermostat FundSM
Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■
It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■
A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the Fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:
Declaration and Distribution Schedule
Declarations	Semiannually
Distributions	Semiannually
The Fund may declare or pay distributions of net investment income more frequently.
Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.
The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you'll normally receive that distribution in cash within five business days after the sale was made.
The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.
For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.
Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as
Prospectus 2024
81

Columbia Thermostat FundSM
Distributions and Taxes (continued)
“buying a dividend.” To avoid “buying a dividend,” before you invest in a Fund, check the Fund's distribution schedule, which is available at the Columbia Funds' website, columbiathreadneedleus.com, and/or by calling the Funds' telephone number listed at the beginning of the section entitled Choosing a Share Class.
Taxes
You should be aware of the following considerations applicable to the Fund:
■
The Fund intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.
■
Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.
■
Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include large net shareholder redemptions, portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com.
■
From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.
■
If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund's dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.
■
Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer's modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer's “net investment income.”
■
Certain derivative instruments when held in the Fund's portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
■
Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the SAI.
82
Prospectus 2024

Columbia Thermostat FundSM
Distributions and Taxes (continued)
■
Because most of the Fund's investments are shares of Portfolio Funds,the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Portfolio Funds or the Fund shareholders invested directly in the Portfolio Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.
■
A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
■
For sales, redemptions and exchanges of shares that were acquired in a non-qualified account after 2011, the Fund generally is required to report to shareholders and the Internal Revenue Service (IRS) cost basis information with respect to those shares. The Fund uses average cost basis as its default method of calculating cost basis. For more information regarding average cost basis reporting, other available cost basis methods, and selecting or changing to a different cost basis method, please see the SAI, columbiathreadneedleus.com, or contact the Fund at 800.345.6611. If you hold Fund shares through a financial intermediary (e.g., a brokerage firm), you should contact your financial intermediary to learn about its cost basis reporting default method and the reporting elections available to your account.
■
The Fund is required by federal law to withhold tax on any taxable or tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you have not provided a correct TIN or have not certified to the Fund that withholding does not apply, the IRS has notified us that the TIN listed on your account is incorrect according to its records, or the IRS informs the Fund that you are otherwise subject to backup withholding.
 FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
Prospectus 2024
83

[This page intentionally left blank]

Columbia Thermostat FundSM
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate might be higher. Because Class S shares of the Fund had not commenced operations prior to the date of this prospectus, no financial highlights are provided for this class.
This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.
Prospectus 2024
85

Columbia Thermostat FundSM
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2023	$14.36	0.39	1.24	1.63	(0.38)	—	(0.38)
Year Ended 12/31/2022	$17.01	0.26	(2.49)	(2.23)	(0.28)	(0.14)	(0.42)
Year Ended 12/31/2021	$18.31	0.24	0.89	1.13	(0.26)	(2.17)	(2.43)
Year Ended 12/31/2020	$15.12	0.26	4.13	4.39	(0.27)	(0.93)	(1.20)
Year Ended 12/31/2019	$13.85	0.27	1.79	2.06	(0.26)	(0.53)	(0.79)
Advisor Class
Year Ended 12/31/2023	$14.19	0.42	1.23	1.65	(0.42)	—	(0.42)
Year Ended 12/31/2022	$16.81	0.29	(2.45)	(2.16)	(0.32)	(0.14)	(0.46)
Year Ended 12/31/2021	$18.12	0.28	0.88	1.16	(0.30)	(2.17)	(2.47)
Year Ended 12/31/2020	$14.97	0.36	4.04	4.40	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.72	0.31	1.77	2.08	(0.30)	(0.53)	(0.83)
Class C
Year Ended 12/31/2023	$14.48	0.27	1.25	1.52	(0.27)	—	(0.27)
Year Ended 12/31/2022	$17.14	0.14	(2.49)	(2.35)	(0.17)	(0.14)	(0.31)
Year Ended 12/31/2021	$18.43	0.09	0.90	0.99	(0.11)	(2.17)	(2.28)
Year Ended 12/31/2020	$15.23	0.12	4.16	4.28	(0.15)	(0.93)	(1.08)
Year Ended 12/31/2019	$13.96	0.16	1.79	1.95	(0.15)	(0.53)	(0.68)
Institutional Class
Year Ended 12/31/2023	$14.08	0.42	1.22	1.64	(0.42)	—	(0.42)
Year Ended 12/31/2022	$16.69	0.29	(2.44)	(2.15)	(0.32)	(0.14)	(0.46)
Year Ended 12/31/2021	$18.01	0.28	0.87	1.15	(0.30)	(2.17)	(2.47)
Year Ended 12/31/2020	$14.88	0.31	4.07	4.38	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.65	0.30	1.76	2.06	(0.30)	(0.53)	(0.83)
Institutional 2 Class
Year Ended 12/31/2023	$14.21	0.43	1.22	1.65	(0.42)	—	(0.42)
Year Ended 12/31/2022	$16.84	0.29	(2.45)	(2.16)	(0.33)	(0.14)	(0.47)
Year Ended 12/31/2021	$18.14	0.29	0.89	1.18	(0.31)	(2.17)	(2.48)
Year Ended 12/31/2020	$14.99	0.31	4.09	4.40	(0.32)	(0.93)	(1.25)
Year Ended 12/31/2019	$13.74	0.32	1.77	2.09	(0.31)	(0.53)	(0.84)

86
Prospectus 2024

Columbia Thermostat FundSM
Financial Highlights (continued)

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Class A
Year Ended 12/31/2023	$15.61	11.38%	0.57% (c)	0.49% (c), (d)	2.59%	148%	$428,092
Year Ended 12/31/2022	$14.36	(13.14%)	0.54% (c), (e)	0.50% (c), (d), (e)	1.70%	88%	$450,566
Year Ended 12/31/2021	$17.01	6.16%	0.54% (c)	0.50% (c), (d)	1.26%	49%	$624,373
Year Ended 12/31/2020	$18.31	29.27%	0.56% (c)	0.50% (c), (d)	1.53%	97%	$505,238
Year Ended 12/31/2019	$15.12	14.94%	0.58% (c)	0.50% (c), (d)	1.81%	158%	$225,113
Advisor Class
Year Ended 12/31/2023	$15.42	11.64%	0.32% (c)	0.24% (c), (d)	2.84%	148%	$69,278
Year Ended 12/31/2022	$14.19	(12.89%)	0.29% (c), (e)	0.25% (c), (d), (e)	1.88%	88%	$76,472
Year Ended 12/31/2021	$16.81	6.43%	0.29% (c)	0.25% (c), (d)	1.51%	49%	$172,162
Year Ended 12/31/2020	$18.12	29.58%	0.32% (c)	0.25% (c), (d)	2.04%	97%	$130,921
Year Ended 12/31/2019	$14.97	15.21%	0.33% (c)	0.25% (c), (d)	2.08%	158%	$16,208
Class C
Year Ended 12/31/2023	$15.73	10.52%	1.32% (c)	1.24% (c), (d)	1.82%	148%	$111,123
Year Ended 12/31/2022	$14.48	(13.75%)	1.29% (c), (e)	1.25% (c), (d), (e)	0.93%	88%	$126,802
Year Ended 12/31/2021	$17.14	5.40%	1.29% (c)	1.25% (c), (d)	0.48%	49%	$189,990
Year Ended 12/31/2020	$18.43	28.28%	1.31% (c)	1.25% (c), (d)	0.72%	97%	$208,937
Year Ended 12/31/2019	$15.23	14.02%	1.33% (c)	1.25% (c), (d)	1.05%	158%	$156,027
Institutional Class
Year Ended 12/31/2023	$15.30	11.66%	0.32% (c)	0.24% (c), (d)	2.85%	148%	$636,587
Year Ended 12/31/2022	$14.08	(12.92%)	0.29% (c), (e)	0.25% (c), (d), (e)	1.93%	88%	$600,671
Year Ended 12/31/2021	$16.69	6.42%	0.29% (c)	0.25% (c), (d)	1.52%	49%	$902,841
Year Ended 12/31/2020	$18.01	29.63%	0.31% (c)	0.25% (c), (d)	1.80%	97%	$729,119
Year Ended 12/31/2019	$14.88	15.14%	0.33% (c)	0.25% (c), (d)	2.06%	158%	$285,444
Institutional 2 Class
Year Ended 12/31/2023	$15.44	11.67%	0.28% (c)	0.20% (c)	2.88%	148%	$86,925
Year Ended 12/31/2022	$14.21	(12.88%)	0.25% (c), (e)	0.20% (c), (e)	1.94%	88%	$90,290
Year Ended 12/31/2021	$16.84	6.53%	0.25% (c)	0.20% (c)	1.53%	49%	$169,246
Year Ended 12/31/2020	$18.14	29.59%	0.27% (c)	0.21% (c)	1.82%	97%	$129,197
Year Ended 12/31/2019	$14.99	15.25%	0.28% (c)	0.21% (c)	2.16%	158%	$40,759

Prospectus 2024
87

Columbia Thermostat FundSM
Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2023	$14.18	0.44	1.22	1.66	(0.43)	—	(0.43)
Year Ended 12/31/2022	$16.80	0.31	(2.45)	(2.14)	(0.34)	(0.14)	(0.48)
Year Ended 12/31/2021	$18.11	0.36	0.82	1.18	(0.32)	(2.17)	(2.49)
Year Ended 12/31/2020	$14.96	0.33	4.08	4.41	(0.33)	(0.93)	(1.26)
Year Ended 12/31/2019	$13.72	0.32	1.76	2.08	(0.31)	(0.53)	(0.84)

Notes to Financial Highlights
(a)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(b)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)
Ratios include Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations. If these had been excluded, expenses would have been higher by 0.01%.

88
Prospectus 2024

Columbia Thermostat FundSM
Financial Highlights (continued)

	Net asset value, end of period	Total return(a)	Total gross expense ratio to average net assets(b)	Total net expense ratio to average net assets(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000's)
Institutional 3 Class
Year Ended 12/31/2023	$15.41	11.73%	0.24% (c)	0.16% (c)	2.96%	148%	$11,038
Year Ended 12/31/2022	$14.18	(12.82%)	0.21% (c), (e)	0.16% (c), (e)	2.04%	88%	$10,184
Year Ended 12/31/2021	$16.80	6.52%	0.21% (c)	0.17% (c)	1.94%	49%	$15,581
Year Ended 12/31/2020	$18.11	29.69%	0.24% (c)	0.17% (c)	1.89%	97%	$2,862
Year Ended 12/31/2019	$14.96	15.24%	0.25% (c)	0.16% (c)	2.13%	158%	$837

Prospectus 2024
89

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges
As noted in the Choosing a Share Class section of the prospectus, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. This Appendix A describes financial intermediary-specific reductions and/or waiver policies applicable to Fund shares purchased and held through the particular financial intermediary. A reduction and/or waiver that is specific to a particular financial intermediary is not available to Direct-at-Fund Accounts and does not apply in any case to non-omnibus positions wherever held. These reductions and/or waivers may apply to purchases, sales, and exchanges of Fund shares. A shareholder transacting in Fund shares through a financial intermediary identified below should carefully read the terms and conditions of the reductions and/or waivers. Please consult your financial intermediary with respect to any sales charge reduction/waiver described below.
The financial intermediary-specific information below may be provided by, or compiled from or based on information provided by, the financial intermediaries noted. While the Funds, the Investment Manager and the Distributor do not establish these financial intermediary-specific policies, our representatives are available to answer questions about these financial intermediary-specific policies and can direct you to the financial intermediary if you need help understanding them.
 Ameriprise Financial Services, LLC (Ameriprise Financial Services)
The following information has been provided by Ameriprise Financial Services:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial Services:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial Services:
Shareholders purchasing Fund shares through an Ameriprise Financial Services brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia Fund family).
■
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Fund’s Class C Shares – Conversion to Class A Shares policy (stated outside this Appendix A) provides for a waiver with respect to exchanges of Class C shares or the conversion of Class C shares following a shorter holding period, that waiver will apply.
■
Employees and registered representatives of Ameriprise Financial Services or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
Shares purchased from the proceeds of redemptions from another fund in the Columbia Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Robert W. Baird & Co. Incorporated (Baird)
The following information has been provided by Baird:
Effective June 30, 2020, shareholders purchasing Columbia Fund shares through a Baird platform or account that maintains an omnibus position with the Fund will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Baird will not apply to non-omnibus positions.
Front-End Sales Charge Waivers on Class A Shares Available at Baird:
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Columbia Fund.
■
Share purchases by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
■
Shares purchased with the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the same Columbia Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and Class C Shares Available at Baird:
■
Shares sold due to death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased due to returns of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
■
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:
■
Breakpoints as described in this prospectus.
■
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Baird. Eligible Columbia Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Columbia Funds through Baird, over a 13-month period of time.
Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
 Edward D. Jones & Co., L.P. (Edward Jones)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in Columbia Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing Columbia Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or the Fund’s SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Columbia Funds and Future Scholars Program, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
■
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this prospectus.
Rights of Accumulation (ROA)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Columbia Funds and Future Scholars Program held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Columbia Fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Columbia Fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made from a share class that charges a front-end load and one of the following:
■
The redemption and repurchase occur in the same account.
■
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
■
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
■
Purchases of Class 529 shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder.
■
Systematic withdrawals with up to 10% per year of the account value.
■
Return of excess contributions from an Individual Retirement Account (IRA).
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■
Shares exchanged in an Edward Jones fee-based program.
■
Shares acquired through NAV reinstatement.
■
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■
Initial purchase minimum: $250
■
Subsequent purchase minimum: none
Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Minimum Balances
■
Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform.
■
A 529 account held on an Edward Jones platform.
■
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
■
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in the Fund to Class A shares.
 Janney Montgomery Scott LLC (Janney)
The following information has been provided by Janney:
Effective May 1, 2020, if you purchase Columbia Fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI. A reduction and/or waiver that is specific to Janney does not apply to non-omnibus positions.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Columbia Fund).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares acquired through a right of reinstatement.
■
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■
Shares acquired through a right of reinstatement.
■
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■
Breakpoints as described in this prospectus.

Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Janney. Eligible Columbia Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge”.
 J.P. Morgan Securities LLC
The following information has been provided by J.P. Morgan Securities LLC:
Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
■
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
■
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
■
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
■
Shares purchased through rights of reinstatement.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Columbia fund family).
■
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
■
A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
■
Breakpoints as described in this prospectus.
Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of Columbia fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Columbia fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
■
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Columbia fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
 Merrill Lynch Pierce, Fenner & Smith Incorporated (Merrill)
The following information has been provided by Merrill:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-End Load Waivers Available at Merrill
■
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares purchased through a Merrill investment advisory program.
■
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account.
■
Shares purchased through the Merrill Edge Self-Directed platform.
■
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account.
■
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement.
■
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement).
■
Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees).
■
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days

Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Contingent Deferred Sales Charge (CDSC) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
■
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3)).
■
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement.
■
Shares sold due to return of excess contributions from an IRA account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation.
■
Front-end or level-load shares held in commission-based, non-taxable requirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.
■
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in accounts in their Merrill Household.
■
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.
 Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management)
The following information has been provided by Morgan Stanley Wealth Management:
Effective July 1, 2018, shareholders purchasing Columbia Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management Effective July 1, 2018:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
■
Shares purchased through a Morgan Stanley self-directed brokerage account.
■
Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged for Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.
Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares purchased from the proceeds of redemptions from another Columbia Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
 Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
The following information has been provided by Raymond James:
Intermediary-Defined Sales Charge Waiver Policies:
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Columbia Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Columbia Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Raymond James:
Effective March 1, 2019, shareholders purchasing Columbia Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James:
■
Shares purchased in an investment advisory program.
■
Shares purchased within the Columbia Funds through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the Columbia Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James:
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in this prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.

Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent:
■
Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Columbia Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Columbia Funds, over a 13-month time period. Eligible Columbia Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
 Stifel, Nicolaus & Company, Incorporated (Stifel) and its broker dealer affiliates
The following information has been provided by Stifel:
Effective January 2, 2024, shareholders purchasing or holding Columbia Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
■
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of Columbia Funds held by accounts within the purchaser’s household at Stifel. Eligible Columbia Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
■
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
Sales charges may be waived for the following shareholders and in the following situations:
■
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel's policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
■
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
■
Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Columbia Funds.
■
Shares purchased from the proceeds of redeemed shares of Columbia Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
■
Shares from rollovers into Stifel from retirement plans to IRAs.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
■
Purchases of Class 529-A shares through a rollover from another 529 plan.
■
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
■
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
■
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
■
Shares acquired through a right of reinstatement.
■
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
■
Shares exchanged or sold in a Stifel fee-based program.
■
All other sales charge waivers and reductions described elsewhere in this prospectus or the Fund’s SAI still apply.
Share Class Conversions in Advisory Accounts
■
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
 U.S. Bancorp Investments, Inc. (USBI)
The following information has been provided by USBI:
Effective September of 2021, shareholders purchasing Columbia Fund shares through a USBI platform or who own shares for which USBI is the broker-dealer, where the shares are held in an omnibus account, will only be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
All other sales charge waivers and reduction described elsewhere in this prospectus or the Fund’s SAI still apply.
USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
 Additional Sales Charge Reductions and/or Waivers Available at Certain Financial Intermediaries
Shareholders purchasing Columbia Fund shares through a platform or account of RBC Capital Markets, LLC are eligible for the following sales charge waiver:

Prospectus 2024

Columbia Thermostat FundSM
Appendix A: Financial Intermediary-Specific Reductions/Waivers of Sales Charges (continued)
Class A Shares Front-End Sales Charge Waiver Available at RBC Capital Markets, LLC:
■
For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Prospectus 2024

[This page intentionally left blank]

[This page intentionally left blank]

Columbia Thermostat FundSM
P.O. Box 219104
Kansas City, MO 64121-9104

Columbia Acorn Family of Funds
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail: Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
By Telephone: 800.345.6611
Online: columbiathreadneedleus.com
Shareholder Communications with the Board
The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, Suite 2500, Chicago, IL 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.
Obtaining Additional Information from the SEC
Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
The investment company registration number of Columbia Acorn Trust, of which the Fund is a series, is 811-01829.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2024 Columbia Management Investment Advisers, LLC. All rights reserved.
PRO235_12_P01_(05/24)

COLUMBIA ACORN TRUST

Class A, Advisor Class, Class C, Institutional Class, Institutional 2 Class, Institutional 3 Class, and Class S Shares

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2024

Equity Funds	Class A Shares	Class Adv Shares	Class C Shares	Class Inst Shares	Class Inst2 Shares	Class Inst3 Shares	Class S Shares*
Columbia Acorn Fund	LACAX	CEARX	LIACX	ACRNX	CRBRX	CRBYX	—
Columbia Acorn International	LAIAX	CCIRX	—	ACINX	CAIRX	CCYIX	—
Columbia Acorn International Select	LAFAX	CILRX	—	ACFFX	CRIRX	CSIRX	—
Columbia Acorn European Fund	CAEAX	CLOFX	—	CAEZX	—	—	—

Fund of Funds
Columbia Thermostat Fund	CTFAX	CTORX	CTFDX	COTZX	CQTRX	CYYYX	—

*	Class S shares are not currently available for purchase. Each Fund other than Columbia Acorn European Fund is expected to offer Class S shares.

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated May 1, 2024. The most recent annual report for the Funds, which includes the Funds’ audited financial statements dated December 31, 2023, is incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semiannual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at columbiathreadneedleus.com

SAI900_00_012_(05/24)

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, as supplemented from time to time, can be found online at columbiathreadneedleus.com, or by accessing the SEC’s website at sec.gov.

For purposes of any electronic version of this SAI, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this SAI, with the exception of the most recent annual report for the Funds, as noted on the front cover of this SAI.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of help or interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Wanger Asset Management, LLC

Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Investment Manager

Ameriprise Financial	Ameriprise Financial, Inc.

Bank of America	Bank of America Corporation

Board	The Trust’s Board of Trustees

Business Day	A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

CFTC	The Commodity Futures Trading Commission, a U.S. government agency

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Funds, the Investment Manager, Columbia Management and the Distributor pursuant to Rule 17j-1 under the 1940 Act

Columbia Acorn Funds, the Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Columbia Funds or Columbia Funds Complex	The fund complex, including the Columbia Wanger Funds and the Columbia Acorn Funds, that is comprised of the registered investment companies, including traditional mutual funds, closed-end funds and ETFs, advised by the Investment Manager or its affiliates (including Columbia Management)

Columbia Management	Columbia Management Investment Advisers, LLC, the Sub-Administrator

Columbia Threadneedle	The global brand name of the Columbia Management and Threadneedle group of companies

CWAM	Columbia Wanger Asset Management, LLC, the Investment Manager and the Administrator

Custodian	JPMorgan Chase Bank, N.A.

DBRS	Morningstar DBRS

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan	The plan adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

Financial Intermediary(ies)	One or more of the selling agents and/or servicing agents that are authorized to sell and/or service shares of the Funds, which may include broker-dealers and financial advisors, as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries

Fitch	Fitch Ratings, Inc.

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Fund(s) of Funds	One or more of the “funds of funds” in the Columbia Funds Complex, including Columbia Thermostat Fund, that invests its assets in a mix of underlying funds, or Portfolio Funds

GSAL	Goldman Sachs Agency Lending, the Funds’ securities lending agent

Independent Trustee(s)	The Trustee(s) of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

International/Global Equity Fund(s)	One or more of the international/global equity funds in the Columbia Funds Complex

Investment Manager	Columbia Wanger Asset Management, LLC

IRS	United States Internal Revenue Service

JPMorgan	JPMorgan Chase Bank, N.A., the Custodian

KBRA	Kroll Bond Rating Agency

LIBOR	London Interbank Offered Rate*

Moody’s	Moody’s Investors Service, Inc.

MSCI	Morgan Stanley Capital International

NASDAQ	National Association of Securities Dealers Automated Quotations system

NAV	Net asset value per share of a Fund

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NYSE	New York Stock Exchange

Portfolio Fund(s)	One or more of the underlying mutual funds in which a Fund of Funds, including Columbia Thermostat Fund, invests all or a portion of its assets

Principal Underwriter	Columbia Management Investment Distributors, Inc.

RIC	A “regulated investment company,” as such term is used in the Code

S&P	S&P Global Ratings, a division of S&P Global Inc. (“Standard & Poor’s” and “S&P” are trademarks of S&P Global Inc. and have been licensed for use by the Investment Manager; the Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds)

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

SOFR	Secured Overnight Financing Rate

SS&C GIDS	SS&C GIDS, Inc.

Sub-Administrator	Columbia Management

Threadneedle	Threadneedle International Limited

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trust	Columbia Acorn Trust, the open-end registered investment company to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

*	Please see “LIBOR Transition & Reference Benchmarks Risk” in the “Information Regarding Risks” section for more information about the phaseout of LIBOR and related reference rates.

ABOUT THE TRUST

The Trust is an open-end investment company registered under the 1940 Act within the Columbia Funds Complex.

The Trust was organized as a Massachusetts business trust on April 21, 1992 as successor to The Acorn Fund, Inc., which became the Columbia Acorn series of the Trust. Prior to October 13, 2003, the Trust was named Liberty Acorn Trust, and prior to September 29, 2000, it was named Acorn Investment Trust.

Each of the Funds is a series of the Trust. Each Fund operates as an open-end diversified management investment company and has a fiscal year end of December 31st.

The Funds offer the following classes of shares that have different fees and expenses and other features:

	Class A	Class Adv	Class C	Class Inst(1)	Class Inst2(2)	Class Inst3(3)	Class S(4)
Columbia Acorn Fund	✓	✓	✓	✓	✓	✓	✓
Columbia Acorn International	✓	✓	—	✓	✓	✓	✓
Columbia Acorn International Select	✓	✓	—	✓	✓	✓	✓
Columbia Acorn European Fund	✓	✓	—	✓	—	—	—
Columbia Thermostat Fund	✓	✓	✓	✓	✓	✓	✓

(1)

Financial Intermediaries that clear Fund share transactions through designated Financial Intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 31, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are no longer permitted to establish new Class Inst accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Inst account as of close of business on March 28, 2013, and have continuously held Class Inst shares in such account after such date, may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Inst accounts. Accounts of Financial Intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated Financial Intermediaries and their mutual fund trading platforms are not permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions).

(2)

Shareholders with Class Inst2 shares accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst2 shares may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts and add new shareholders in the program.

(3)

Shareholders with Class Inst3 shares accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst3 shares may not establish new accounts but may continue to make additional purchases of Class Inst3 shares in existing accounts.

(4)	Class S shares are not currently available for purchase.

On September 29, 2000, the Funds (other than Columbia Acorn European Fund and Columbia Thermostat Fund) changed their names, respectively, to Liberty Acorn Fund, Liberty Acorn International and Liberty Acorn Foreign Forty. Effective October 13, 2003, the Funds (other than Columbia Acorn European Fund and Columbia Thermostat Fund) and the Trust changed their names to their current names.

The Trust is not required to hold annual meetings of shareholders, but special meetings may be called for certain purposes. The last meeting to elect trustees was held on February 27, 2015. Shareholders receive one vote for each Fund share held. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together, except when required by law to vote separately by Fund or by class. Shareholders owning in the aggregate 10 percent or more of Trust shares may call meetings to consider removal of Trustees of the Trust. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies and related principal investment risks for each Fund are discussed in each Fund’s prospectus, as may be supplemented from time to time.

Certain Investment Activity Limits

The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets, industries or transactions or in individual issuers where limitations are imposed by regulators upon the aggregate amount of investment by the Funds and other accounts managed by the Investment Manager and accounts of its affiliates. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Fund’s prospectus. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted in a Fund’s prospectus or this SAI, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Thus, a Fund generally may continue to hold a security, even though it causes the Fund to exceed a percentage limitation or not meet a standard, because of post-acquisition changes, including fluctuation in the value of the Fund’s assets. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid investments are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

For purposes of applying the limitations included in the issuer diversification policies set forth below, the Funds do not consider futures or swaps central counterparties, where the Funds have exposure to such central counterparties in the course of making investments in futures and securities, to be issuers.

With respect to the policies regarding senior securities set forth below, a “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but Rule 18f-4 under the 1940 Act provides relief from that prohibition as to certain transactions that could be considered issuances of senior securities, provided that the Fund complies with its conditions. The exception in a Fund’s fundamental policy allows the Fund to operate in accordance with Rule 18f-4.

Columbia Acorn Fund may not, as a matter of fundamental policy:

1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations.

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry.

4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years’ operation (including predecessors).

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

6. Pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings.

7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition.

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

11. Sell securities short or maintain a short position, except short sales “against the box.”

12. Participate in a joint or on a joint or several basis in any trading account in securities.

13. Invest in companies for the purpose of management or the exercise of control.

14. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

15. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

Columbia Acorn International may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities.

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry.

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

6. Underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition.

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate.

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

10. Sell securities short or maintain a short position, except short sales “against the box.”

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Columbia Acorn International Select may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities.

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

3. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

4. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities).

5. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

6. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures.

7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale.

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts.

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Columbia Acorn European Fund may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S. or any of its agencies or instrumentalities.

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

3. Invest more than 25% of its total assets (valued at time of investment) in securities of companies in any one industry.

4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (valued at the time of investment) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (valued at the time of such loan).

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets (valued at the time of such borrowing) and (b) in connection with transactions in options, futures and options on futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

6. Underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the ground that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale.

7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate.

8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.

9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

10. Issue any senior security except to the extent permitted under the 1940 Act.

Columbia Thermostat Fund will, as a matter of fundamental policy, concentrate its investments in shares of other mutual funds.

Columbia Thermostat Fund may not, as a matter of fundamental policy:

1. With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except shares of Portfolio Funds and securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities.

2. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

3. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures.

4. Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale.

5. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

6. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.

7. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

8. Sell securities short or maintain a short position, except short sales “against the box.”

9. Invest in companies for the purpose of management or the exercise of control.

10. Issue any senior security except to the extent permitted under the 1940 Act.

11. Invest 25% or more of its total assets in the securities of a single industry (excluding U.S. Government securities and securities of other investment companies).

Non-Fundamental Investment Policies

Each Fund, as a matter of non-fundamental policy, may not:

1. Acquire securities of other registered investment companies except in compliance with the 1940 Act.

2. Invest in companies for the purpose of management or the exercise of control.

3. Acquire any illiquid investment (defined as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. If a Fund holds more than 15% of its net assets in illiquid investments that are assets:

(a) It must cause the administrator of the Fund’s liquidity risk management program to report such an occurrence to the Board within one business day of the occurrence, with an explanation of the extent and causes of the occurrence, and how the Fund plans to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time; and

(b) If the amount of the Fund’s illiquid investments that are assets is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30 day period thereafter), the Board, including a majority of Independent Trustees, must assess whether the plan presented to it continues to be in the best interest of the Fund.

4. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

Each Fund, except Columbia Acorn Fund, as a matter of non-fundamental policy, may not: pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures.

Each Fund other than Columbia Thermostat Fund, as a matter of non-fundamental policy, may not: if its shares are purchased by another investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, purchase securities of another registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, for so long as the Fund’s shares are held by such other investment company.

Each of Columbia Acorn Fund, Columbia Acorn International and Columbia Thermostat Fund, as a matter of non-fundamental policy, may not: invest more than 10% of its total assets (valued at the time of investment) in restricted securities subject to the Funds’ non-fundamental policy described above that prohibits the Fund from investing more than 15% of its net assets in illiquid investments.

Columbia Acorn Fund, as a matter of non-fundamental policy, may not: invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers.

Each of Columbia Acorn International and Columbia Acorn International Select, as a matter of non-fundamental policy, may not: invest more than 25% of its total assets in domestic securities, under normal market conditions.

Columbia Acorn International Select, as a matter of non-fundamental policy, may not: under normal circumstances, invest less than 65% of its net assets in the securities of foreign companies based in developed markets outside the United States.

Columbia Acorn European Fund, as a matter of non-fundamental policy, may not:

1. Under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes) in European companies. For purposes of these non-fundamental policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, a European country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed in a European country or has at least 50% of its assets in a European country or (iii) it is a holding company that predominately holds shares in such companies. The Fund will notify shareholders at least 60 days prior to any change in this policy.

2. Under normal circumstances, invest less than 70% of its total assets in companies in Western European countries (for example, the United Kingdom, Germany, France and Italy), or more than 30% of its total assets in companies in emerging Central and Eastern European countries (for example, Poland, the Czech Republic, Turkey and Cyprus), including up to 10% of its total assets in companies in Russia and the Ukraine.

Investment Restrictions of the Portfolio Funds

For the Portfolio Funds’ investment policies, refer to their respective statements of additional information, which are available on the Columbia Funds website at columbiathreadneedle.com/us and on the SEC’s website at sec.gov.

Under certain circumstances, a Portfolio Fund may determine to make payment of a redemption request by Columbia Thermostat Fund wholly or partly by a distribution in-kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Fund may hold securities distributed by a Portfolio Fund until the Investment Manager determines that it is appropriate to dispose of such securities.

Permissible Fund Investments

Each Fund’s prospectus identifies and summarizes the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments. In this section the term “Fund” refers to a Fund or a Portfolio Fund, except where otherwise indicated. To the extent that a type of security identified in the table below for a Fund is not described in the Fund’s prospectus (or as a sub-category of such security type in this SAI), the Fund may invest in such security type as part of its non-principal investment strategies. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.

The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Columbia Thermostat Fund is a Fund of Funds that relies on Section 12(d)(1)(G) of the 1940 Act to exceed those limits subject to certain conditions, including primarily that the Fund only invest in affiliated underlying funds. Accordingly, Columbia Thermostat Fund may: (i) own more than 3% of the total outstanding stock of a Portfolio Fund; (ii) invest more than 5% of its total assets in any one such Portfolio Fund; and (iii) invest more than 10% of its total assets, collectively, in Portfolio Fund shares. See Permissible Fund Investments — Investments in Other Investment Companies for information.

As of the date of this SAI, and as discussed in the Fund’s prospectus, Columbia Thermostat Fund invests in the following Portfolio Funds: Columbia Contrarian Core Fund, Columbia Emerging Markets Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Research Enhanced Core ETF, Columbia Small Cap Index Fund, Columbia Corporate Income Fund, Columbia Diversified Fixed Income Allocation ETF, Columbia Quality Income Fund, Columbia Total Return Bond Fund and Columbia U.S. Treasury Index Fund.

The table below identifies for each Fund, or in the case of Columbia Thermostat Fund, for each Portfolio Fund, certain types of securities in which it is permitted to invest, including those described in each Fund’s prospectus. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectus (and in each sub-category of such security type described in this SAI). To the extent that a type of security identified below for a Fund is not described in the Fund’s prospectus (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of its total assets in such security type, except as noted below and except that each Fund may invest in derivatives as described in its prospectus.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds or Portfolio Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. The information in the table below does not describe every type of investment, technique or risk to which a Fund may be exposed.

Temporary Defensive Positions. Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. These investment positions may include, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated government money market funds or holding some or all of its assets in cash or cash equivalents. During these times, the Investment Manager may make frequent portfolio changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

Investment Type	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn International Select		Columbia Acorn European Fund	Columbia Thermostat Fund
Asset-Backed Securities	✓	✓	✓		✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓		✓	✓
Collateralized Bond Obligations						✓
Commercial Paper						✓
Common Stock	✓	✓	✓		✓	✓
Convertible Securities	✓	✓	✓		✓	✓
Corporate Debt Securities	✓	✓	✓		✓	✓
Custody Receipts and Trust Certificates	✓	✓	✓		✓	✓
Debt Obligations						✓
Depositary Receipts	✓	✓	✓		✓	✓
Derivatives
Index or Linked Securities (Structured Products)	✓	✓	✓		✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓		✓	✓
Options on Stocks, Stock Indices and Other Indices	✓	✓	✓		✓	✓
Swap Agreements	✓	✓	✓		✓	✓
Dollar Rolls						✓
Exchange-Traded Notes						✓
Foreign Currency Transactions	✓	✓	✓		✓	✓
Foreign Securities (including Depository Receipts)	✓	✓	✓		✓	✓
Guaranteed Investment Contracts						✓
High Yield Securities	✓	✓	✓		✓	✓
Illiquid Investments	✓	✓	✓		✓	✓
Inflation Protected Securities						✓
Initial Public Offerings	✓	✓	✓		✓	✓
Inverse Floaters						✓
Investments in other Investment Companies (including ETFs)	✓	✓	✓		✓	✓
Listed Private Equity Funds						✓
Money Market Instruments	✓	✓	✓		✓	✓
Mortgage-Backed Securities						✓
Municipal Securities						✓
Participation Interests	✓	✓	✓		✓	✓
Partnership Securities	✓	✓	✓	*	✓	✓
Preferred Stock	✓	✓	✓		✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓		✓	✓
Real Estate Investment Trusts	✓	✓	✓	*	✓	✓
Repurchase Agreements	✓	✓	✓		✓	✓
Reverse Repurchase Agreements	✓	✓	✓		✓	✓
Short Sales**						✓
Sovereign Debt						✓
Standby Commitments						✓
Stripped Securities	✓	✓	✓		✓	✓

U.S. Government and Related Obligations	✓	✓	✓		✓	✓

Variable- and Floating-Rate Obligations						✓

Investment Type	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn International Select	Columbia Acorn European Fund	Columbia Thermostat Fund

Warrants and Rights	✓	✓	✓	✓	✓

When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

*	Columbia Acorn International Select may generally invest up to 20% of its total assets in real estate investment trusts (REITs) and master limited partnerships (MLPs).
**

Certain Portfolio Funds in which Columbia Thermostat Fund invests may participate in short sales that are not “against the box.” Like the other Acorn Funds, Columbia Thermostat Fund’s direct participation in short sales is limited to short sales “against the box.” See About the Funds’ Investments — Short Sales and About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies.

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time, such as, among others, motor vehicle installment sales, contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving (credit card) agreements. Such securities entitle the security holders to receive distributions (i.e., principal and interest) that are tied to the payments made by the borrower on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. Collateralized loan obligations and collateralized debt obligations are examples of asset-backed securities. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, — Debt Obligations — Zero Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk. See Information Regarding Risks.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to a reference rate such as LIBOR or SOFR. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including by being less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. See Permissible Fund Investments — Foreign Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with bank obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk and Prepayment and Extension Risk. See Information Regarding Risks.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds (which are considered speculative investments). CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See Permissible Fund Investments — Mortgage-Backed Securities and — Asset-Backed Securities). CBOs are often privately offered and sold, and thus not registered under the federal securities laws.

Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then structured into “tranches.” Typically, the first tranche represents a senior claim on collateral and pays the lowest interest rate; the second tranche is junior to the first tranche and therefore subject to greater risk and pays a higher rate; the third tranche is junior to both the first and second tranche, represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tranches have been paid. CBOs, like CMOs, are substantially over-collateralized and this, plus the diversification of the pool backing them, may earn certain of the tranches investment-grade bond ratings. Holders of third-tranche CBOs stand to earn higher or lower yields depending on the rate of defaults in the collateral pool. See Permissible Fund Investments — High-Yield Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CBOs include: Credit Risk, Interest Rate Risk, Liquidity Risk, High-Yield Securities Risk and Prepayment and Extension Risk. See Information Regarding Risks.

Commercial Paper

Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. See Permissible Fund Investments — Debt Obligations and — Illiquid Investments.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with commercial paper include: Credit Risk and Liquidity Risk. See Information Regarding Risks.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. See Permissible Fund Investments — Foreign Securities. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. See Permissible Fund Investments — Private Placement and Other Restricted Securities — Preferred Stock and — Convertible Securities for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include: Issuer Risk and Market Risk. See Information Regarding Risks.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and common stock market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar non-convertible debt securities nor generally as sensitive to changes in share price as the underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, — Debt Obligations — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities, — Common Stock, — Corporate Debt Securities and — Private Placement and Other Restricted Securities for more information.

Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and at a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small-and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with convertible securities include: Convertible Securities Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk and Reinvestment Risk. See Information Regarding Risks.

Corporate Debt Securities

Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (i) they are taxable; (ii) they have a par value of $1,000; (iii) they have a term maturity, which means they come due at a specified time period; and (iv) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. See Appendix A for a discussion of credit ratings. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, — Private Placement and Other Restricted Securities, — Debt Obligations, — Commercial Paper and — High Yield Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with corporate debt securities include: Credit Risk, Interest Rate Risk, Issuer Risk, High Yield Securities Risk, Prepayment and Extension Risk and Reinvestment Risk. See Information Regarding Risks.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with custody receipts and trust certificates include: Liquidity Risk and Counterparty Risk. See Information Regarding Risks. In addition, custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, and notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal by a specified maturity date. Certain debt obligations (usually intermediate and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates, changes in the economic environment and the issuer’s perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. See Permissible Fund Investments — Corporate Debt Securities and — High Yield Securities.

Stripped Securities

Stripped securities are the separate income or principal payments of a debt security and evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities (SMBS) can also be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage backed assets, while another class receives most of the interest and the remainder of the principal.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with stripped securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, Prepayment and Extension Risk and Stripped Securities Risk. See Information Regarding Risks.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Investment Manager may determine not to complete a transaction if it deems it appropriate to close out the transaction prior to its completion. In such cases, a Fund may realize short-term gains or losses.

To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund. See Permissible Fund Investments — Mortgage-Backed Securities and — Asset-Backed Securities. In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA transactions may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an MSFTA). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the fund and the counterparty. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with when-issued, delayed delivery and forward commitment transactions include: Counterparty Risk, Credit Risk and Market Risk. See Information Regarding Risks.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step coupon securities. Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest that gradually increases over time. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities typically have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

See Appendix A for a discussion of credit ratings.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with zero-coupon, step-coupon and pay-in-kind securities include: Credit Risk, Interest Rate Risk and Zero- Coupon Bonds Risk. See Information Regarding Risks.

Determining Investment Grade for Purposes of Investment Policies. Unless otherwise stated in a Fund’s prospectus, when determining, under a Fund’s investment policies, whether a debt instrument is investment grade or below investment grade for purposes of purchase by a Fund, or a Portfolio Fund, the Fund and the Portfolio Funds will apply a particular credit quality rating methodology as described within the Fund’s or Portfolio Fund’s shareholder reports, when available. These methodologies typically make use of credit quality ratings assigned by a third-party rating agency or agencies, when available. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. Credit quality ratings apply to a Fund’s or Portfolio Fund’s debt instrument investments and not the Fund or Portfolio Fund itself.

Ratings limitations under a Fund’s or a Portfolio Fund’s investment policies are applied at the time of purchase by a Fund or Portfolio Fund. Subsequent to purchase, a debt instrument may cease to be rated by a rating agency or its rating may be reduced by one more rating agencies below the minimum required for purchase by a Fund. Neither event will require the sale of such debt instrument, but it may be a factor in considering whether to continue to hold the instrument. Unless otherwise stated in a Fund’s or a Portfolio Fund’s prospectus or in this SAI, a Fund or a Portfolio Fund may invest in debt instruments that are not rated by a rating agency. When a debt instrument is not rated by a rating agency, the Investment Manager or, as applicable, the investment adviser to a Portfolio Fund or a Portfolio Fund subadviser determines, at the time of purchase, whether such debt instrument is of investment grade or below investment grade (e.g., junk bond) quality. A Fund’s or Portfolio Fund’s debt instrument holdings that are not rated by a rating agency are typically referred to as “Not Rated” within the Fund’s shareholder reports.

See Appendix A for a discussion of credit ratings.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt obligations include: Confidential Information Access Risk, Credit Risk, Highly Leveraged Transactions Risk, Impairment of Collateral Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Prepayment and Extension Risk and Reinvestment Risk. See Information Regarding Risks.

Determining Average Maturity. When determining the average maturity of a Fund’s or a Portfolio Fund’s portfolio, the Investment Manager or the Portfolio Fund’s investment adviser may use the effective maturity of a portfolio security by, among other things, adjusting for interest rate reset dates, call dates or “put” dates.

Depositary Receipts

See Permissible Fund Investments — Foreign Securities.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as SOFR or LIBOR, which is being phased out), market indices (such as the S&P 500® Index), or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. Exchange-traded derivatives are standardized contracts. Usually, these contracts can easily be bought and sold, and have a market value that is determined and published daily. Although, as subsequently discussed in the risk disclosures in this Statement of Additional Information, there may be disruptions with respect to liquidity and pricing of exchange-traded derivatives. See, for example, Derivatives Risk — Futures Contracts Risk. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Many derivative instruments often require little or no initial payment and therefore often create inherent economic leverage. Derivatives, when used properly, can enhance returns and be useful in hedging portfolios and managing risk. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; collateralized mortgage obligations (CMOs); swap agreements and swaptions.

Some derivatives require payments relating to the actual, future delivery of one or more securities, assets, currencies, commodities or instruments. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivatives require payments relating to the income or returns from, or changes in the market value of, one or more securities, assets, currencies, commodities or instruments. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the particular securities, assets, currencies, commodities or instruments. Any derivative can be structured so that it is physically settled or cash settled, although derivatives that relate to changes in the value of a particular index or reference rate are most often cash-settled.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible unfavorable changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to manage the effective maturity or duration of its portfolio; and/or (vii) to maintain cash reserves while remaining fully invested.

The Funds may employ portfolio margining with respect to derivatives investments, which creates leverage in a Fund’s portfolio (subjecting the Fund to Leverage Risk). Portfolio margining is a methodology that computes margin requirements for an account based on the greatest projected net loss of all positions in a product class or group, and uses computer modeling to perform risk analysis using multiple pricing scenarios. The pricing scenarios are designed to measure the theoretical loss of the positions, given changes in the underlying price and implied volatility inputs to the model. Accordingly, the margin required is based on the greatest loss that would be incurred in a portfolio if the value of its components move up or down by a predetermined amount.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. The use of derivatives is a function of numerous variables, including market conditions. See also Permissible Fund Investments — Warrants and Rights and Debt Obligations — When Issued, Delayed Delivery and Forward Commitment Transactions.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with transactions in derivatives (including the derivatives instruments discussed below) include: Counterparty Risk, Credit Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Risk, Derivatives Risk, Derivatives Risk/Forward Contracts Risk, Derivatives Risk/Futures Contracts Risk, Derivatives Risk/Inverse Floaters Risk, Derivatives Risk/Options Risk, Derivatives Risk/Structured Investments Risk, and Derivatives Risk/Swaps Risk. See Information Regarding Risks.

Structured Investments (Indexed or Linked Securities)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index or interest rates. For example, a Fund may invest in debt securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. A trust funds the purchase of a bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit-Linked Securities. Among the income-producing securities in which a Fund may invest are credit- linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these securities are indirectly subject to the risks associated with derivative instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may be illiquid.

Equity-Linked Notes. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. A Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. A Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). A Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

ELNs also include participation notes issued by a bank or broker-dealer that entitles a Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country specific regulations. Investment in a participation note is not the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide a Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by a Fund.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with equity-linked notes include: Counterparty Risk, Credit Risk, Liquidity Risk and Market Risk.

Index-, Commodity- and Currency-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index-, commodity- and currency-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment may not perform as expected by the Investment Manager. Markets and underlying investments and indexes may move in a direction that was not anticipated by the Investment Manager. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, although the SEC has issued exemptive relief permitting investment companies such as the Funds to invest beyond the limits of Section 12(d)(1)(A) subject to certain conditions. SPDRs generally closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Because linked securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated linked securities typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

Futures Contracts and Options on Futures Contracts. A futures contract can be physically settled or cash settled. If physically settled, then the sale of a futures contract (the “short position” in the contract) creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. Conversely, the purchase of a physically-settled futures contract (the “long position” in the contract) creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. If a futures contract is cash-settled, then a party will make or receive a payment, depending upon whether it holds the short or long position in the particular contract. Specifically, the party that holds the short position receives (makes) payments when the market value of the underlying security, asset, currency, commodity or instrument decreases (increases) in value, whereas a party that holds the long position receives (makes) payments when that market value increases (decreases). The determination as to whether a futures contract is physically or cash settled (as wells as the particular assets or securities that can be delivered upon settlement of a physically settled contract) is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC a U.S. Government agency. See Permissible Fund Investments — Derivatives — CFTC Regulation below for information on CFTC regulation.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions and transaction fees are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Investment Manager’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures. Some interest rate futures may be an agreement that requires the buyer (seller) to make payments to the seller (buyer) in the future if a particular underlying reference interest rate decreases (increases) over the term of the contract. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of a reference rate, such as LIBOR or SOFR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. A Fund may purchase or sell index futures contracts. Typically, index futures contracts are cash-settled. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Eurodollar and Yankee Dollar Futures Contracts and Options Thereon. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate, such as LIBOR or SOFR, to which many interest rate swaps and fixed income instruments are linked.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with Eurodollar and Yankee Dollar instruments include: Credit Risk, Foreign Securities Risk, Interest Rate Risk and Issuer Risk. See Information Regarding Risks.

Options on Stocks, Stock Indices and Other Indices

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be cleared and settled by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that the Fund may not write covered options on an index.

Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold liquid assets equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options, including call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. OTC options (options not traded on exchanges) are generally established through negotiation with the other party to the options contract.

Swap Agreements

General

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Common types of swap agreements include interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, currency exchange rate and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. It may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable (or delayed in its ability) to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. For example, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, including swap rates, Treasury rates, foreign interest rates and other reference rates.

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in a credit default swap. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Equity Swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Commodity-Linked Swaps. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities. A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a reference rate such as LIBOR or SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a cross currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the cross currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates, as described above, may negatively affect cross currency swaps.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund typically enters into contracts for differences (and analogous futures positions) when the Investment Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, a Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.

Swaptions. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement (which are described herein) at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars (which are described herein).

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and they are both jointly responsible for the regulation of mixed swaps.

Risk of Potential Governmental Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. The effects of present or future legislation and regulation in this area are not known, but the effects could be substantial and adverse. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC, exchanges and various self-regulatory organizations are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. Such regulations can change, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market and grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants.

Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Act, have resulted in, and may in the future result in, new regulation of derivative instruments and a Fund’s use of such instruments. Such regulations could, among other things, restrict the Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and the Fund may as a result be unable to execute its investment strategies in a manner the Investment Manager might otherwise choose.

The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on a Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, the regulations governing the use of derivatives by registered investment companies, among other things, require a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Funds that invest principally in other funds that use derivatives to a material extent will be indirectly subject to the risks described above.

Additional Risk Factors in Cleared Derivatives Transactions

Under applicable rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transaction, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives positions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations relatively are new and evolving, so their potential impact on the Funds and the financial system are still being determined. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.

CFTC Regulation

The Investment Manager qualifies for an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act (CEA) and has on file a notice of exclusion under CFTC Rule 4.5 with respect to the Funds. Accordingly, the Investment Manager is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Funds. To ensure that the Investment Manager remains eligible for the exclusion, each of the Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under CFTC

Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return. The Columbia Acorn Funds do not expect to have significant investments, if any, in commodity interests.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund or Portfolio Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include: Counterparty Risk, Credit Risk and Interest Rate Risk. See Information Regarding Risks.

Exchange-Traded Notes (ETNs)

ETNs are instruments that combine aspects of bonds and exchange-traded funds (ETFs) and are designed to provide investors with access to the returns, less investor fees and expenses, of various market benchmarks or strategies to which they are usually linked. When an investor buys an ETN, the issuer, typically an underwriting bank, promises to pay upon maturity the amount reflected in the benchmark or strategy (minus fees and expenses). Some ETNs make periodic coupon payments. Like ETFs, ETNs are traded on an exchange, but ETNs have additional risks compared to ETFs, including the risk that if the credit of the ETN issuer becomes suspect, the investment might lose some or all of its value. Though linked to the performance, for example, of a market benchmark, ETNs are not equities or index funds, but they do share several characteristics. Similar to equities, ETNs are traded on an exchange and can be sold short. Similar to index funds, ETNs may be linked to the return of a benchmark or strategy, but ETNs do not have an ownership interest in the instruments underlying the benchmark or strategy the ETN is tracking.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with exchange-traded notes include: Counterparty Risk, Credit Risk and Market Risk. See Information Regarding Risks.

Foreign Currency Transactions

Because investments in foreign securities usually involve currencies of foreign countries and because a Fund may hold cash and cash equivalent investments in foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward foreign currency exchange contracts (forward contracts). (See Permissible Fund Investments — Derivatives.)

These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A Fund may enter into forward contracts for a variety of reasons, including for risk management (hedging), managing investment or other exposures, including relative to benchmarks, and for investment purposes.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may enter into forward contracts when the Investment Manager believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts can be used to minimize the risk of loss due to a decline in value of hedged currency, they will also limit any potential gain that might result should the value of such currency increase.

A Fund may also enter into forward contracts when the Investment Manager believes the currency of a particular country will increase in value relative to another currency. A Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar.

Unanticipated changes in the currency exchange results could result in poorer performance for Funds that enter into these types of transactions.

At maturity of a forward contract, a Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, having the same maturity date, and covering the same amount of foreign currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a Fund values its assets each business day in terms of U.S. dollars, it may elect not to convert its foreign currencies into U.S. dollars on a daily basis. However, it will do so from time to time, and such conversions involve certain currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that a Fund will be required to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a Fund may buy put options on the foreign currency. If the value of the currency does decline, a Fund would have the right to sell the currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a Fund plans to buy, or where a Fund would benefit from increased exposure to the currency, a Fund may buy call options on the foreign currency, giving it the right to purchase the currency for a fixed amount in dollars. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A Fund may write options on foreign currencies for similar purposes. For example, when a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency, giving the option holder the right to purchase that currency from the Fund for a fixed amount in dollars. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be offset, at least partially, by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a Fund could write a put option on the relevant currency, giving the option holder the right to that currency from the Fund for a fixed amount in dollars. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates. An option written on foreign currencies is covered if a Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Foreign Currency Futures and Related Options. A Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Fund’s investments denominated in that currency over time.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign currency transactions include: Foreign Currency Risk, Derivatives Risk, Interest Rate Risk and Liquidity Risk. See Information Regarding Risks.

Foreign Securities

Unless otherwise stated in the Fund’s prospectus, stocks, bonds and other securities or investments are deemed to be “foreign” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s country of organization, domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. A Fund’s investments in foreign markets may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other more developed foreign markets. Unless otherwise stated in a Fund’s prospectus, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on qualitative judgments by the portfolio managers about a country’s level of economic and institutional development, among other factors. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable and Floating-Rate Obligations, — Debt Obligations — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.

Due to the potential for foreign withholding taxes, MSCI publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Liquidity and Trading Volume Risks of Foreign Investing. A Fund that invests a significant percentage of its assets in foreign securities, including in emerging markets, may be subject to the liquidity and trading volume risks associated with international investing, including in emerging markets. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small-and mid-cap securities, generally, and foreign small-and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Investment Manager will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Fund’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so when a Fund focuses on small-and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate the Fund’s exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign securities include: Emerging Markets Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Frontier Market Risk, Geographic Focus Risk, Issuer Risk and Market Risk. See Information Regarding Risks.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid. See Permissible Fund Investments — Illiquid Investments.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include: Credit Risk and Liquidity Risk. See Information Regarding Risks.

High Yield Securities

High yield or low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Investment Manager to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events. High yield securities may be more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities may be issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. High yield securities may be structured as fixed-, variable-or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable-and Floating-Rate Obligations, Debt Obligations — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.

The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain high yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for high yield and comparable unrated securities than it is for higher rated securities because high yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio NAV; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold or disposed of in current market conditions in seven days or less without the sales or dispositions significantly changing the market value of the investment) pursuant to the Funds’ liquidity risk management program. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities. For information regarding certain limits on the Funds’ investments in illiquid investments, restricted securities and other securities for which there is no ready market, see Fundamental and Non-Fundamental Investment Policies.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with high yield securities include: Credit Risk, Interest Rate Risk, High Yield Securities Risk and Prepayment and Extension Risk. See Information Regarding Risks.

Inflation-Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a fund treated as a regulated investment company (RIC) under the Code that holds these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with inflation-protected securities include: Inflation-Protected Securities Risk, Interest Rate Risk and Market Risk. In addition, inflation-protected securities issued by non-U.S. government agencies or instrumentalities are subject to Credit Risk. See Information Regarding Risks.

Illiquid Investments

An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid investments at the time of purchase.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with illiquid investments include: Liquidity Risk. See Information Regarding Risks.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Although one or more risks described in this SAI may also apply, the risks typically associated with IPOs include: Initial Public Offering (IPO) Risk, Issuer Risk, Liquidity Risk, Market Risk and Small Company Securities Risk. See Information Regarding Risks.

Inverse Floaters

See Permissible Fund Investments — Derivatives — Indexed or Linked Securities (Structured Products).

Investments in Other Investment Companies (Including ETFs)

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund. These securities include shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (ETFs), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities) and business development companies.

The 1940 Act, in summary, provides that a fund generally may not: (i) purchase more than 3% of the outstanding voting stock of another investment company; (ii) purchase securities issued by another investment company in an amount representing more than 5% of the investing fund’s total assets; or (iii) purchase securities issued by investment companies that in the aggregate represent more than 10% of the acquiring fund’s total assets (the Statutory Limits). Affiliated funds-of-funds (i.e., those funds that invest in other funds within the same fund family), with respect to investments in such affiliated underlying funds, are not subject to the Statutory Limits and, therefore, may invest in affiliated underlying funds without restriction. Currently, a fund-of-funds may also invest its assets in unaffiliated funds, but generally may not purchase more than 3% of the outstanding voting stock of any one unaffiliated fund. Additionally, certain exceptions to these limitations apply to investments in money market open-end funds. If shares of the Fund are purchased by an affiliated fund beyond the Statutory Limits in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other affiliated fund beyond the Statutory Limits, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders and rules permitting investments in excess of the Statutory Limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits the Funds to invest in other investment companies beyond the Statutory Limits, subject to certain conditions. After January 19, 2022, if shares of a Fund are purchased by another fund beyond the Statutory Limits and the Fund purchases shares of another investment company, the Fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the Fund’s assets would be invested in other funds. In addition, after January 19, 2022, an affiliated fund-of-funds’ investment in unaffiliated funds may be made only pursuant to Rule 12d1-4.

Other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that may be passively managed (e.g. they seek to track the performance of specific indexes or companies in related industries), or they may be actively managed. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by certain other registered investment companies in excess of these limits. ETFs are listed on an exchange and trade in the secondary market on a per-share basis, which allows investors to purchase and sell ETF shares at their market price throughout the day. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers borne by ETFs. ETF shares are sold and redeemed at NAV only in large blocks called creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. Because these investment companies may invest in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this SAI.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds presents certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services—Other Roles and Relationships of Ameriprise Financial and its Affiliates—Certain Conflicts of Interest.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with investing in the securities of other investment companies include: Exchange-Traded Fund (ETF) Risk, Investing in Other Funds Risk, Issuer Risk and Market Risk. See Information Regarding Risks.

Listed Private Equity Funds

A Portfolio Fund may invest directly in listed private equity funds, which may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

A Portfolio Fund may invest in listed private equity funds that hold investments in a wide array of businesses and industries at various stages of development, from early stage to later stage to fully mature businesses. A Portfolio Fund may invest in listed private equity funds that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, or may invest in listed private equity funds making debt investments or investments in companies at other stages of development. In addition, a Portfolio Fund may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of listed private equity companies.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with investment in listed private equity funds include: Credit Risk, Liquidity Risk, Market Risk, Sector Risk, and Valuation Risk. See Information Regarding Risks.

Money Market Instruments

Money market instruments are generally characterized by a high degree of safety of principal and are most commonly traded in units of $1 million or more. The instruments range in maturity from one to 397 days; the most common mature in three months or less. Instruments with longer maturities may be treated as money market instruments if their interest rate is adjusted to a current market rate, or if the holder has the right to demand repayment, at least annually. Active secondary markets for most of the instruments allow them to be sold prior to maturity.

Money market instruments include: (i) certificates of deposit (CDs), time deposits and bankers’ acceptances of banks or savings and loan associations having capital surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment; (ii) funding agreements for insurance companies and other financial institutions; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) corporate debt securities and obligations, such as commercial paper and commercial notes; (vi) participation interests in commercial loans; (vii) variable rate demand obligations issued by municipalities and corporations and (viii) notes issued by municipalities in anticipation of tax receipts or other revenues or financings. Money market instruments may be structured as fixed-, variable-or floating-rate obligations, may be secured by a guarantee, bank letter of credit or standby liquidity facility, and may be privately placed or publicly offered. See Permissible Fund Investments — Variable-and Floating-Rate Obligations and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

A Fund may also invest in affiliated and unaffiliated money market mutual funds, which invest primarily in money market instruments, including a money market fund established for the exclusive use of the funds in the Columbia Fund Complex and other institutional clients of Columbia Management.

With respect to money market securities, certain U.S. Government obligations are backed or insured by the U.S. Government, its agencies or its instrumentalities. Other money market securities are backed only by the claims paying ability or creditworthiness of the issuer. See Permissible Fund Investments — U.S. Government and Related Obligations for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with money market instruments include: Credit Risk, Inflation Risk, Interest Rate Risk, Issuer Risk and Money Market Fund Risk. See Information Regarding Risks.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security that represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Debt Obligations — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), or Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Before 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the FNMA’s and FHLMC’s securities fell sharply in 2008 due to concerns that they did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship a statutory process with the objective of returning the entities to normal business operations.

In the past, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. There can be no assurance that these or other agencies of the government will provide such support in the future. The future status of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior stock purchase agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.

Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its current obligations under the senior stock purchase agreements. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac would have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of securities they guarantee, which could cause a Fund’s shares to lose value.

Stripped mortgage-backed securities are a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. See Permissible Fund Investments — Debt Obligations — Stripped Securities for more information.

Collateralized mortgage obligations (CMOs) are hybrid mortgage-related instruments issued by special-purpose entities secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass-through securities or stripped mortgage backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Commercial mortgage-backed securities are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s or a Portfolio Fund’s limitations on investment in illiquid investments.

Mortgage pass-through securities are interests in pools of mortgage-related securities that differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Mortgage-Backed and Other Asset-Backed Securities Risk, Prepayment and Extension Risk and Reinvestment Risk. See Information Regarding Risks.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities, including states, political subdivisions, agencies, instrumentalities, and authorities, as well as U.S. territories, commonwealths and possessions (such as Guam, Puerto Rico and the U.S. Virgin Islands) and their political subdivisions, agencies, instrumentalities and authorities, to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities.

Municipal securities may include municipal bonds, municipal notes and municipal leases, which are described below. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable-or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable-and Floating-Rate Obligations, Permissible Fund Investments, Debt Obligations — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund or Portfolio Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund or Portfolio Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers and may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. In general, municipal lease obligations are unrated, in which case they will be determined by the Investment Manager or a

Portfolio Fund’s investment adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund or Portfolio Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s or Portfolio Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return. The municipal bond market is characterized by a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than for other security markets. See Appendix A for a discussion of credit ratings. (See Permissible Fund Investments — Debt Obligations.)

Standby Commitments. Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s or a Portfolio Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund or a Portfolio Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with standby commitments include: Counterparty Risk, Market Risk and Municipal Securities Risk. See Information Regarding Risks.

Taxable Municipal Obligations. Interest or other investment return is subject to federal income tax for certain types of municipal obligations for a variety of reasons. These municipal obligations do not qualify for the federal income tax exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with municipal securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Market Risk and Municipal Securities Risk. See Information Regarding Risks.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund or Portfolio Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, — Debt Obligations — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and — Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies).

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with loan participations include: Confidential Information Access Risk, Credit Risk and Interest Rate Risk. See Information Regarding Risks.

Partnership Securities

A Fund may invest in securities issued by publicly traded partnerships (PTPs) or master limited partnerships (MLPs) or limited liability companies (together, referred to herein as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the NYSE, the NYSE Alternext US LLC (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with partnership securities include: Interest Rate Risk, Issuer Risk, Liquidity Risk and Market Risk. See Information Regarding Risks.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets in which the stock trades. See Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. An APS is distinguished from standard preferred stock because its dividends change from time to time. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with preferred stock include: Convertible Securities Risk, Issuer Risk, Liquidity Risk and Market Risk. See Information Regarding Risks.

Private Investments in Public Equity

Private Investments in public equity (or PIPEs) are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares issued in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. Generally, an issuer of shares in a PIPE may agree to register the shares after a certain period from the date of the private sale. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer).

Generally, such restrictions cause the PIPE shares to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares. See also Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with PIPEs include: Private Investment in Public Equity (PIPEs) Risk, Counterparty Risk, Issuer Risk, Liquidity Risk, Market Risk, and Rule 144A and Other Exempted Securities Risk.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, high yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of qualified purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with private placement and other restricted securities include: Issuer Risk, Liquidity Risk, Market Risk and Confidential Information Access Risk. See Information Regarding Risks.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded.

Similar to regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with REITs include: Interest Rate Risk, Issuer Risk, Market Risk and Real Estate-Related Investment Risk. See Information Regarding Risks.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time (usually within seven days) subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include: Counterparty Risk, Credit Risk, Issuer Risk, Market Risk and Repurchase Agreements Risk. See Information Regarding Risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time (normally within 7 days) and price which reflects an interest payment. A Fund generally retains the right to interest and principal payments on the security. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, Issuer Risk, Market Risk and Reverse Repurchase Agreements Risk. See Information Regarding Risks.

Sovereign Debt

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Permissible Fund Investments — Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of a default.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with sovereign debt include: Credit Risk, Emerging Markets Securities Risk, Foreign Securities Risk, Issuer Risk and Market Risk. See Information Regarding Risks.

Special Purpose Acquisition Company (SPAC)

A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions (each a SPAC Transaction). The shares of a SPAC are issued in “units” that typically include one share of common stock and one warrant (or partial warrant) conveying the right to purchase additional shares. Within 52 days after the closing of the IPO, the shares of common stock and the warrants comprising the units will begin to trade separately and become freely tradeable. After going public, and until a SPAC Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and/or cash. If a SPAC does not complete a SPAC Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any warrants issued by the SPAC expire worthless. In some cases, the Fund will forfeit its right to exercise its warrants to receive additional shares even if a SPAC Transaction occurs if the Fund holding the warrant elects to redeem its shares of common stock and not participate in the SPAC Transaction. See also Permissible Fund Investments — Common Stock, — Initial Public Offerings, and — Warrants and Rights for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with SPACs include: IPO Risk, Issuer Risk, Liquidity Risk, Market Risk, Special Purpose Acquisition Companies (SPAC) Risk and Warrants and Rights Risk.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various agencies or instrumentalities established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies or instrumentalities of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Banks Funding Corporation, Ginnie Mae, Fannie Mae, Freddie Mac and SML Corporation. Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with U.S. Government and related obligations include: Credit Risk, Inflation Risk, Interest Rate Risk,

Prepayment and Extension Risk, Reinvestment Risk and U.S. Government Obligations Risk. See Information Regarding Risks.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations are debt instruments that provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor (as lender), and the borrower. The interest rates on these notes fluctuate. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, high yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants on the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its rights and the rights of the syndicate against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A Fund’s or a Portfolio Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund or Portfolio Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund or Portfolio Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s or Portfolio Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund or Portfolio Fund will invest, however, the Investment Manager or a Portfolio Fund’s investment adviser will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The Investment Manager’s analysis or the analysis of a Portfolio Fund’s investment adviser may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s or Portfolio Fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a Fund or Portfolio Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund or Portfolio Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund or Portfolio Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a Fund or Portfolio Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund or Portfolio Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Investment Manager or a Portfolio Fund’s investment adviser believes are attractive arise.

Certain of the loans acquired by a Fund or Portfolio Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund or Portfolio Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund or Portfolio Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the Investment Manager or a Portfolio Fund’s investment adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s or Portfolio Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts or the efforts of a Portfolio Fund’s investment adviser to avoid such possession, but in other instances the Investment Manager or a Portfolio Fund’s investment adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability or the ability of a Portfolio Fund’s investment adviser to trade in these loans for the account of the Fund or Portfolio Fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability or the ability of a Portfolio Fund’s investment adviser to trade could have an adverse effect on the Fund or Portfolio Fund by, for example, preventing the Fund or Portfolio Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Investment Manager or a Portfolio Fund’s investment adviser may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s or Portfolio Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s or Portfolio Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager or a Portfolio Fund’s investment adviser may owe conflicting fiduciary duties to the Fund or Portfolio Fund and other client accounts. The Investment Manager or a Portfolio Fund’s investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client account or that of a Portfolio Fund’s investment adviser’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with variable- or floating-rate obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk. See Information Regarding Risks.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any. The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines, in which case the warrants may have little or no value.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with warrants and rights include: Convertible Securities Risk, Counterparty Risk, Credit Risk, Issuer Risk and Market Risk. See Information Regarding Risks.

Information Regarding Risks

The following is a summary of risks associated with the various securities, instruments, assets and investments as well as strategies and techniques that may be available to the Funds and the Portfolio Funds for investment. In this section the term “Fund” refers to a Fund or a Portfolio Fund, except where otherwise indicated. A Fund’s risk profile is largely determined by its portfolio holdings and principal investment strategies (see the Fund’s most recent annual or semiannual report for portfolio holdings information and see the Fund’s current prospectus for the description of the Fund’s principal investment strategies and principal risks). As discussed above, each Fund is permitted to invest in other securities, instruments, assets and investments, and may engage in strategies and techniques other than those described in its current prospectus, which subjects the Fund to the risks associated with these other securities, instruments, assets, investments, strategies and techniques.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. One or more of the following risks may be associated with an investment in a Fund at any time:

Active Management Risk

Each Fund is actively managed and its performance therefore will reflect, in part, the ability of the Investment Manager to make investment decisions that will achieve the Fund’s investment objective. Due to its active management, a Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Allocation Risk

For any Fund that uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.

Alternative Strategies Investment Risk

An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through a Portfolio Fund or other underlying fund, involves risks, which may be significant.

Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and a Fund may lose money.

To the extent that a Portfolio Fund or other underlying fund is charged a performance (or incentive) fee (which would indirectly be borne by a Fund’s shareholders), such fees may create incentives for the Portfolio Fund’s or other underlying fund’s manager to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized and unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, a Portfolio Fund’s or other underlying fund’s manager may receive compensation for relative performance of the Portfolio Fund or other underlying fund even if the Portfolio Fund’s or other underlying fund’s overall returns are negative.

Asset-Backed Securities Risk

The value of a Fund’s asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), and prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with Portfolio Funds that are ETFs. An “Authorized Participant” is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor, and accepted by the Transfer Agent. Authorized Participants may purchase creation units of ETF shares, and sell individual ETF shares on the NYSE Arca, Inc. (the Exchange). ETF Portfolio Funds have a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the ETF Portfolio Fund and no other Authorized Participant is able or willing to step forward to create or redeem creation units, ETF Portfolio Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the ETF Portfolio Fund share level and at the ETF Portfolio Fund holdings level.

Changing Distribution Level Risk

Each Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

Confidential Information Access Risk

In many instances, issuers of floating rate loans offer to furnish material, non-public information (Confidential Information) to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The Investment Manager and its affiliates, including the investment adviser to the Portfolio Funds, may avoid the receipt of Confidential Information about the issuers of floating rate loans being considered for acquisition by a Fund or Portfolio Fund, or held by a Fund or Portfolio Fund. A decision not to receive Confidential Information from these issuers may disadvantage a by a Fund or Portfolio Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund or the Portfolio Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the ability to assess the desirability thereof, may be compromised. For these and other reasons, it is possible that the decision not to receive Confidential Information could adversely affect a Fund’s or a Portfolio Fund’s performance.

Convertible Securities Risk

Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to a Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. A Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease a Fund’s return.

Correlation/Tracking Error Risk

The value of a Portfolio Fund that seeks returns that correlate with a market index (the Index) will generally decline when the performance of the Index declines. A number of factors may affect the Portfolio Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Portfolio Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Portfolio Fund from achieving its investment objective. The factors that may adversely affect the Portfolio Fund’s correlation with the Index include the size of the Portfolio Fund’s portfolio, fees, expenses, transaction costs, income items, valuation methodology, accounting standards, the effectiveness of sampling techniques (if applicable), changes in the Index and disruptions or illiquidity in the markets for the securities or other instruments in which the Portfolio Fund invests. Portfolio Funds that typically use a “full replication” approach in seeking to track the performance of the Index, which means they invest all, or substantially all, of their assets in the components of the Index in approximately the same proportion as their weighting in the Index. At times, these “full replication” Portfolio Funds may not have investment exposure to all components of the Index, or their weighting of investment exposure to such components may be different from that of the Index. Portfolio Funds that typically use a “representative sampling” approach in seeking to track the performance of the Index, which is an indexing strategy that involves investing in only some of the components of the Index that collectively are believed to have an investment profile similar to that of the Index, may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index. In addition, both full replication and representative sampling Portfolio Funds may invest in securities or other instruments not included in the Index. The Portfolio Fund may take or refrain from taking investment positions for various reasons, such as tax efficiency purposes, or to comply with regulatory restrictions, which may negatively affect the Portfolio

Fund’s correlation with the Index. The Portfolio Fund may also be subject to large movements of assets into and out of the Portfolio Fund, potentially resulting in the Portfolio Fund being over-or under-exposed to certain components of the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Portfolio Fund’s foreign investments may trade on markets that may not be open on the same day or at the same time as the Portfolio Fund, which may cause a difference between the changes in the daily performance of the Portfolio Fund and changes in the level of the Index. Furthermore, the Portfolio Fund may need to execute currency trades that due to regulatory, legal and operational constraints will occur at a later date than the trading of the related security. Currency holdings may be valued at a different time and at different rates than that used by the Index. Holding cash balances may detract from the Portfolio Fund’s ability to track the Index. In addition, the Portfolio Fund’s NAV may deviate from the Index if the Portfolio Fund fair values a portfolio security at a price other than the price used by the Index for that security. The Portfolio Fund also bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. Accordingly, the Portfolio Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account. Any of these factors could decrease correlation between the performance of the Portfolio Fund and the Index and may hinder the Portfolio Fund’s ability to meet its investment objective. It is not possible to invest directly in an index.

Several factors may affect the Portfolio Fund’s ability to achieve a high degree of correlation with its current Index. Among these factors are: (1) the Portfolio Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives or other assets or instruments; (2) the Portfolio Fund holding less than all of the components of the Index or the Portfolio Fund holding investments not included in the Index; (3) the “representative sampling” strategy, where applicable, may not work as intended so as to sufficiently track the performance of the Index; (4) an imperfect correlation between the performance of instruments held by the Portfolio Fund, such as, among others, futures contracts, and the performance of the components of the Index; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) holding instruments traded in a market that has become illiquid or disrupted; (7) the Portfolio Fund’s share prices being rounded to the nearest cent; (8) changes to the Index that are not disseminated in advance; (9) the need to conform the Portfolio Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) limit up or limit down trading halts on options or futures contracts which may prevent the Portfolio Fund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of the Portfolio Fund trade, resulting in the inability of the Portfolio Fund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. Also, Portfolio Fund rebalancings to the Index, disparities between estimated and actual purchases and redemptions of the Portfolio Fund may cause the Portfolio Fund to be over- or underexposed to the Index. This may result in greater tracking and correlation error.

Counterparty Risk

The risk exists that a counterparty to a transaction in a financial instrument held by a Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. A Fund may obtain no or limited recovery in a bankruptcy or other re-organizational proceedings, and any recovery may be significantly delayed. Transactions that a Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.

In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union (EU) and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty subject to such proceedings in the EU (sometimes referred to as a “bail in”).

Credit Risk

Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Debt instruments backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt instruments are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain loans and debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower-rated or unrated loans or instruments held by the Fund may present increased credit risk as compared to higher-rated loans or instruments. Non-investment grade loans or debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or instruments, or if the ratings of such loans or instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan or debt instrument declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral (if any) securing the loan or debt instrument, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan or debt instrument that is adverse to the holders of the loan or debt instrument. Such actions may include invalidating the loan or debt instrument, the lien on the collateral (if any), the priority status of the loan or debt instrument, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan or debt instrument could also make it difficult for the Fund to sell the loan or debt instrument at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans or debt instruments that have a lower priority for repayment in an issuer’s capital structure typically involve a higher degree of overall risk than more senior loans or debt instruments of the same borrower.

Cybersecurity Breaches, Systems Failure and Other Business Disruptions Risk

The Funds and their service providers, including the Investment Manager and its affiliates (Ameriprise Financial, which is the Investment Manager’s parent company, the Distributor and the Transfer Agent (together with the Investment Manager, referred to herein as “we,” “us” and “our”)), the Custodian and other service providers, as well as all their underlying service providers (collectively, the “Service Providers”), are heavily dependent on their respective employees, agents and other personnel (“Personnel”) and proprietary and third-party technology and infrastructure and related business, operational and information systems, networks, computers, devices, programs, applications, data and functions (collectively, “Systems”) to perform necessary business activities.

The Systems and Personnel that the Funds and the Service Providers rely upon may be vulnerable to significant disruptions and failures, including those relating to or arising from cybersecurity breaches (including intentional acts, e.g., cyber-attacks, hacking, phishing scams, unauthorized payment requests and other social engineering techniques aimed at Personnel or Systems, and unintentional events or activity), attempted cybersecurity breaches, Systems malfunctions, user error, conduct (or misconduct) of or arising from Personnel and remote access to Systems (particularly important given the increased use of technologies such as the internet to conduct business). The increased use of mobile and cloud technologies and remote work heighten these and other operational risks. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond our control, such as acts of war, other conflicts, insurrections, military actions, terrorism, riots, civil unrest including large scale protests, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Funds and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Funds’ securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.

Systems and Personnel disruptions and failures, particularly cybersecurity breaches, may result in (i) proprietary or confidential information or data including personal investor information (and that of beneficial owners of investors) being lost, withheld for ransom, misused, destroyed, stolen, released, corrupted or rendered unavailable, (ii) unauthorized access to Systems and loss of operational capacity, including from, but not limited to, denial-of-service attacks (i.e., efforts to make network services and other Systems unavailable to intended users), and (iii) the misappropriation of Fund or investor assets or sensitive information. Any such events could negatively impact Service Provider Personnel and Systems and may have significant adverse impacts on the Funds and their shareholders.

Systems and Personnel disruptions and failures such as cybersecurity breaches may cause delays or mistakes in materials provided to shareholders and may also interfere with, or negatively impact, the processing of Fund investor transactions, pricing of Fund investments, calculating Fund NAVs, and trading within a Fund’s portfolio, while causing or subjecting the Funds to potential financial losses as well as additional compliance, legal, and operational costs. The third-party trading systems relied upon by us (and generally much of the asset management and related industries) are vital to our everyday operations, and despite our and our trading system vendor’s business continuity and recovery plans, such trading systems may fail or be disrupted, which could cause significant harm to our business and Fund shareholders. Such events could negatively impact the Fund, its shareholders and the business, financial condition and performance or results of operations of the Service Providers.

The trend toward broad consumer and general public notification of Systems failures and cybersecurity breaches could exacerbate the harm to a Fund, its shareholders and Service Provider business, financial condition and performance or results of operations. Even if we and the Service Providers successfully protect our respective Systems from failures or cybersecurity breaches, we may incur significant expenses in connection with our responses to any such events, as well as the need for adoption, implementation and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted or actual cybersecurity breaches are publicized. We cannot be certain that evolving threats from cyber-criminals and other cyber-threat actors, exploitation of new vulnerabilities in our Systems, or other developments, or data thefts, System break-ins or inappropriate access will not compromise or breach the technology or other security measures protecting our Systems.

We routinely face and address evolving cybersecurity threats and have been able to detect and respond to these incidents to date without a material loss of client financial assets or information through the use of ongoing monitoring and continual improvement of our security capabilities and incident response manual. We have been threatened by phishing and spear phishing scams, social engineering attacks, account takeovers, introductions of malware, attempts at electronic break-ins, and the submission of fraudulent payment requests. Systems failures and cybersecurity breaches may be difficult to detect, may go undetected for long periods or may never be detected. The impact of such events may be compounded over time. Although we and the Funds evaluate the materiality of all Systems failures and cybersecurity breaches detected, we and the Funds may conclude that some such events are not material and may choose not to address them. Such conclusions may not prove to be correct.

Although we have established business continuity/disaster recovery plans (Continuity and Recovery Plans) designed to prevent or mitigate the effects of Systems and Personnel disruptions and failures and cybersecurity breaches, there are inherent limitations in Continuity and Recovery Plans. These limitations include the possibility that certain risks have not been identified that Continuity and Recovery Plans might not — despite testing and monitoring — operate as designed, be sufficient to stop or mitigate negative impacts, including financial losses, or that Continuity and Recovery Plans may otherwise be unable to achieve their objectives. The Funds and their shareholders could be negatively impacted as a result. In addition, the Funds cannot control the Continuity and Recovery Plans of the Service Providers. As a result, there can be no assurance that the Funds will not suffer financial losses relating to Systems or Personnel disruptions or failures or cybersecurity breaches affecting them or us in the future. The widespread use of work-from-home arrangements may increase these risks. The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its Continuity and Recovery Plans take into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters and conditions, including pandemics, may have on the ability of us and Service Providers to continue ordinary business operations and technology functions over near-or longer-term periods. In addition, the Fund cannot control or dictate the Continuity and Recovery Plans of the Service Providers. As a result, there can be no assurance that the Funds will not suffer financial losses relating to Systems or Personnel disruptions or failures or cybersecurity breaches affecting them or us in the future.

Systems and Personnel disruptions and failures and cybersecurity breaches may necessitate significant investment to repair or replace impacted Systems. In addition, the Funds may incur substantial costs for risk management in connection with failures or interruptions of Systems, Personnel, Continuity and Recovery Plans and cybersecurity defense measures in order to attempt to prevent any such events or incidents in the future, which, if they should occur, may be prolonged and may negatively impact negatively impacting business operations.

Any insurance or other risk-shifting tools available to us in order to manage or mitigate the risks associated with Systems and Personnel disruptions and failures and cybersecurity breaches are generally subject to terms and limitations such as deductibles, coinsurance, limits and policy exclusions, as well as risk of counterparty denial of coverage, default or insolvency. While Ameriprise Financial and its affiliates maintain cyber liability insurance that provides both third-party liability and first-party liability coverages, this insurance may not be sufficient to protect us against all losses. In addition, contractual remedies may not be available with respect to Service Providers or may prove inadequate if available (e.g., because of limits on the liability of the Service Providers) to protect the Funds against all losses.

Stock and other market exchanges, financial intermediaries, issuers of, and counterparties to, the Funds’ investments also may be adversely impacted by Systems and Personnel disruptions and failures and cybersecurity breaches, in their own businesses, subjecting them to the risks described here, as well as other additional or enhanced risks particular to their businesses, which could result in losses to the Funds and their shareholders. Issuers of securities or other instruments in which the Funds invest may also experience Systems and Personnel disruptions and failures and cybersecurity breaches, which could result in material adverse consequences for such issuers, which may cause the Funds’ investment in such issuers to lose money.

Depositary Receipts Risk

Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or) Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business exposures, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics, occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund. A potential conflict of interest exists to the extent that the Fund invests in ADRs for which the Fund’s custodian serves as depository bank.

Derivatives Risk

Derivatives may involve significant risks. Derivatives are financial contracts, traded on an exchange or in the over-the-counter (OTC) markets, with a value related to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference point, such as an index, rate or other economic indicator (each an underlying reference). Derivatives that the Fund enters into may be standardized as to their terms or, alternately, privately negotiated between the Fund and a counterparty. Derivatives that constitute securities under federal laws may be privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. A Fund’s derivatives strategy may not be successful and could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for a Fund. Derivatives may be, or over the term of the contract may become, more volatile than other types of investments and the use of derivatives may increase the volatility of a Fund’s NAV. Derivatives can increase a Fund’s risk exposure to underlying references, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk).

Derivatives may expose a Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the amount of trading activity in the market for particular types of derivatives, or may otherwise adversely affect the value or performance of derivatives. See Permissible Fund Investments — Derivatives — Risk of Government Regulation of Derivatives above for more information on recent regulatory actions of the SEC and the European Union regarding derivatives. Finally, a common provision in over-the-counter derivative contracts (including some contracts for cleared swaps) permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies).

Derivatives Risk — Forward Contracts Risk. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. If the particular underlying reference is delivered by the seller to the buyer, then the forward contract can be described as a “deliverable forward”. But, instead of requiring delivery of the underlying reference at settlement, a forward contract may be a “non-deliverable forward,” meaning that the terms of the contract require the seller to make a payment to the buyer (if the market value of the underlying reference is greater than the agreed upon price) or the buyer to make a payment to the seller (if that market value is less than the agreed upon price). Forward contracts are negotiated on an individual basis and the type of forward contracts traded by the Fund are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, a Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to a Fund, exceeding the amount of any margin paid by the Fund in respect of the contract. The use of forwards may increase the volatility of a Fund’s NAV. Forward contracts can increase a Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. A Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. A forward foreign currency contract may be a deliverable or a non-deliverable forward, depending upon the specific terms of the contract. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting a Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. A Fund may use these instruments to gain leveraged exposure to currencies, which increases the Fund’s risk exposure and the possibility of losses. Unanticipated changes in the currency markets could result in reduced performance for a Fund. When a Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.

A forward interest rate agreement is a derivative whereby the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). A Fund may act as a buyer or a seller.

Derivatives Risk — Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). Instead of requiring delivery of the underlying reference at settlement, a futures contracts may require the seller to make a payment to the buyer (if the market value of the underlying reference is greater than the agreed upon price) or the buyer to make a payment to the seller (if that market value is less than the agreed upon price). Regardless of the type of settlement (i.e., by delivery or by cash payment), the seller benefits if the market price at settlement is less than the agreed upon price, while the buyer benefits if the market price is more than the agreed upon price. Futures contract markets may be, or over the term of the contract may become, highly volatile, and futures contracts may be or become illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, a Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying reference. Although, disruptions in the market for delivery of the underlying reference, may adversely impact liquidity (i.e., reduce liquidity) in the related futures market. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. In order to secure future payment obligations, the Fund will be required to deposit cash or securities (referred to as “initial margin”) when it enters into a futures contract. The amount of initial margin required is relatively small compared to the level of market exposure obtained through the futures contract. Futures positions are marked to market each day and gains or losses on the contract (known as “variation margin”) must be paid to or by a Fund. Because of the low initial margin deposits normally required in futures trading relative to the level of market exposure obtained through a contract, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to a Fund, exceeding the amount of the margin deposited. For certain types of futures contracts (including any short position in a contract), losses are potentially unlimited. The use of futures may increase the volatility of a Fund’s NAV. Futures contracts executed on foreign exchanges (if any) may not provide the same protection as U.S. exchanges. Futures contracts can increase a Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

A bond (or debt instrument) future is a derivative that is an agreement for the contract holder to buy or sell (or make a payment based upon changes in the value of) a bond or other debt instrument, a basket of bonds or other debt instruments, or the bonds or other debt instruments in an index on a specified date at a predetermined price. The buyer (long position) of a bond future is obliged to buy the underlying reference at the agreed price on expiry of the future. If cash settled, a bond future requires the buyer (seller) to make payments to the seller (buyer) for any depreciation (appreciation) in the value of the underlying reference over the term of the contract.

A commodity-linked future is a derivative that is an agreement to buy or sell one or more commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures at a specific date in the future at a specific price. If cash settled, a commodity-linked future requires the buyer (seller) to make payments to the seller (buyer) for any depreciation (appreciation) in the value of the underlying reference over the term of the contract.

A currency future, also an FX future or foreign exchange future, is a derivative that is an agreement to exchange one currency for another at a specified date in the future at a price (exchange rate) that is fixed on the purchase date. If cash settled, a currency future requires the buyer (seller) to make payments to the seller (buyer) for any depreciation (appreciation) in the value of the underlying reference over the term of the contract.

An equity future is a derivative that requires the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a price agreed to by the parties when they enter into the contract. If cash settled, an equity future requires the buyer (seller) to make payments to the seller (buyer) for any depreciation (appreciation) in the value of the underlying reference over the term of the contract.

An interest rate future is a derivative that is an agreement whereby the buyer and seller agree to the future delivery of an interest-bearing instrument on a specific date at a pre-determined price. Examples include Treasury-bill futures, Treasury-bond futures and Eurodollar futures. Some interest rate futures may be an agreement that requires the buyer (seller) to make payments to the seller (buyer) in the future if a particular underlying reference interest rate decreases (increases) over the term of the contract.

Derivatives Risk — Inverse Floaters Risk. Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of over-the-counter derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the coupon rate, while floating rate securities have a coupon rate that changes whenever there is a change in a designated benchmark index or the issuer’s credit rating. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they may also exhibit greater volatility in price movement, which could result in significant losses for a Fund. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for a Fund. There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some inverse floaters are structured with liquidity features and may include market-dependent liquidity features that may expose a Fund to greater liquidity risk. Inverse floaters can increase a Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk — Options Risk. Options are derivatives that give the purchaser the right to buy (in the case of a call option) or sell (in the case of a put option) an underlying reference from or to a counterparty at a specified price (the strike price) on or before an expiration date. A Fund may purchase or write put and call options on an underlying reference it is otherwise permitted to invest in or to which it is otherwise permitted to have economic exposure. Writing an option is also referred to as selling that option. When writing options, a Fund is exposed to the risk that it may be required to buy or sell the underlying reference at a disadvantageous price on or before the expiration date. Or, if the option is cash settled, then the Fund is exposed to the risk that it may be required to make payments to the other party to the contract based upon changes in the value of the underlying reference over the term of the contract. If a Fund sells a put option that settles by delivery of the underlying, the Fund may be required to buy the underlying reference at a strike price that is above market price, resulting in a loss. If the put option sold by the Fund is cash settled, then that loss would be in the form of a payment that corresponds to the amount by which the strike price under the contract exceeds the market price of the underlying reference. If a Fund sells a call option that settles by delivery of the underlying, the Fund may be required to sell the underlying reference at a strike price that is below market price, resulting in a loss. If the call option sold by the Fund is cash settled, then that loss would be in the form of a payment that corresponds to the amount by which the market price of the underlying reference exceeds the strike price under the contract. If a Fund sells a call option that is not covered (meaning that the Fund does not own the underlying reference), the Fund’s losses are potentially unlimited. Options may involve economic leverage, which could result in greater volatility in price movement. Options may be traded on an exchange or in the over-the-counter market. At or prior to maturity of an options contract, a Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase a Fund’s risk exposure to underlying references such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, inflation risk, liquidity risk, pricing risk and volatility risk.

Derivatives Risk — Structured Investments Risk. Structured investments are over-the-counter derivatives that provide principal and/or interest payments based on the value of an underlying reference(s). Structured investments typically provide interest income, thereby offering a potential yield advantage over investing directly in an underlying reference. Structured investments may lack a liquid secondary market and their prices or value can be volatile which could result in significant losses for a Fund. In some cases, depending on its terms, a structured investment may provide that principal and/or interest payments may be adjusted below zero resulting in a potential loss of principal and/or interest payments. Additionally, the particular terms of a structured investment may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price change of the underlying reference. Economic leverage will increase the volatility of structured investment prices, and could result in increased losses for a Fund. A Fund’s use of structured instruments may not work as intended. If structured investments are used to reduce the duration of a Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured investments can increase a Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

A commodity-linked structured note is a derivative (structured investment) that has principal and/or interest payments based on the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), a basket of commodities, indices of commodity futures or other economic variable. If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, basket of commodities, commodity index or other economic variable, a Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a decline in the value of the underlying reference. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in a Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked structured notes held in a Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the Investment Manager or a Portfolio Fund’s investment adviser to accurately value them.

An equity-linked note (ELN) is a derivative (structured investment) that has principal and/or interest payments based on the value of a single equity security, a basket of equity securities or an index of equity securities, and generally has risks similar to these underlying equity securities. ELNs may be leveraged or unleveraged. An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, as well as in privately negotiated transactions with the issuer of the ELN. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing and able to, repurchase the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell at such a price. Furthermore, such inability. This to sell may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. The Fund’s investments in ELNs have the potential to lead to significant losses, including the amount the Fund invested in the ELN, because ELNs are subject to the market and volatility risks associated with their underlying equity. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. However, the Fund typically considers ELNs alongside other securities of the issuer in its assessment of issuer concentration risk. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. ELNs may also be subject to leverage risk. The Fund may or may not hold an ELN until its maturity. ELNs also include participation notes.

Derivatives Risk — Swaps Risk. Derivatives may involve significant risks. In a typical swap transaction, two parties agree to exchange an amount equal to the return, based upon an agreed-upon notional value, earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be, or over the term of the contract may become, difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to a Fund. A Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Additionally, every swap is subject to bankruptcy and insolvency laws, which could delay or limit the Fund’s recovery if the counterparty to a particular swap defaults on its obligation to make payments under the swap, or the Fund terminates that swap, in either case as a result of the counterparty’s bankruptcy or insolvency. In any bankruptcy or insolvency situation, the Fund may lose the benefit of any payments previously made by the Fund to the counterparty, or collect only a portion of what it is otherwise entitled to, with any such collection involving significant costs or delays. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position. Swaps can increase a Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing a Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

A commodity-linked swap is a derivative (swap) that is an agreement where the underlying reference is the market price of one or more particular commodities (such as crude oil, gasoline and natural gas), basket of commodities or indices of commodity futures.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund typically enters into contracts for differences (and analogous futures positions) when its portfolio manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.

A credit default swap (including a swap on a credit default index, sometimes referred to as a credit default swap index) is a derivative and special type of swap where one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return upon the occurrence of a particular credit event by one or more third parties, such as bankruptcy, default or a similar event. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps enable an investor to buy or sell protection against such a credit event (such as an issuer’s bankruptcy, restructuring or failure to make timely payments of interest or principal). Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that a Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund’s recovery. Thus, if the counterparty under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. A Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, a Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.

An inflation rate swap is a derivative typically used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI).

An interest rate swap is a derivative in which two parties agree to exchange interest rate cash flows, based on a specified notional amount from a fixed rate to a floating rate (or vice versa) or from one floating rate to another. Interest rate swaps can be based on various measures of interest rates, including swap rates, Treasury rates, foreign interest rates and other reference rates.

Total return swaps are derivative swap transactions in which one party agrees to pay the other party an amount equal to the total return of a defined underlying reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return of a different underlying reference.

Early Close/Late Close/Trading Halt Risk

An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a Portfolio Fund that in an ETF being unable to buy or sell these securities. In these circumstances, the ETF Portfolio Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.

Emerging Markets Securities Risk

Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.

Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of a Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.

Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market is exposed to a variety of risks described above in “Emerging Market Securities Risk” not encountered in more developed markets. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.

Because of the recent formation of the Russian securities markets, the relatively underdeveloped state of Russia’s banking and telecommunication systems and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

In addition, Russia also may attempt to assert its influence in the region through economic or military measures, as it did with Georgia in the summer of 2008 and Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine in February 2022, significantly amplifying already existing geopolitical tensions. The extent and duration of the military action, the resulting sanctions or other punitive actions and the resulting future market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the ruble against the U.S. dollar, are impossible to predict, but have been and could continue to be significant. Any such disruptions caused by Russian military action or other hostile actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including potential widening of the scope of the conflict, purchasing and financing restrictions, potential suspension of trading Russian securities on stock exchanges, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the

Russian government, Russian companies or Russian individuals, including politicians, may have impacted and may continue to impact Russia’s economy and Russian issuers of securities in which the Fund invests. Actual and threatened responses to such military action have impacted, and may continue to impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

Governments in the United States, Canada, the United Kingdom, the European Union and many other countries (collectively, the “Sanctioning Bodies”) have imposed broad-ranging economic sanctions, including banning Russia from global payments systems that facilitate cross-border payments, prohibiting certain securities trades and certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals (including politicians) both inside Russia and globally, as well as Russian corporate and banking entities. The Sanctioning Bodies, and/or others, could also institute or threaten further sanctions, which may result in the decline of the value and liquidity of Russian securities, further downgrades in the credit ratings of Russia or Russian issuers, a further weakening of the ruble or other adverse consequences for the Russian economy. These sanctions may include the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions may also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. For instance, in response to sanctions, the government of Russia imposed capital controls to restrict movements of capital entering and exiting the country and the Russian Central Bank suspended the sales of Russian securities by non-residents of Russia on its local stock exchange. Any market disruptions caused by Russian military action, resulting sanctions and/or counter measures or actions thereto may magnify the impact of other risks to the Fund. Market events are rapidly evolving and present uncertainty and risk with respect to markets globally and the performance of the Fund and its investments could be negatively impacted.

China Stock Connect Risk. The risks noted here are in addition to the risks described under “Emerging Market Securities Risk”. A Fund or a Portfolio Fund may, directly or indirectly (through, for example, participatory notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (China A-Shares) through the Shanghai and Shenzhen-Hong Kong Stock Connect (China Stock Connect), or that may be available in the future through additional stock connect programs, a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through China Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of securities transactions to heightened risks. Specifically, trading can be affected by a number of issues. China Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund or a Portfolio Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect a Fund’s or a Portfolio Fund’s performance. Because China Stock Connect is relatively new, its effects on the market for trading China A-Shares are uncertain. In addition, the trading, settlement and information technology systems required to operate China Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through China Stock Connect could be disrupted.

PRC regulations require that, in order to sell its China A-Shares, a Fund must pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a Fund’s ability to dispose of its China A-Shares purchased through China Stock Connect in a timely manner. Additionally, China Stock Connect is subject to daily quota limitations on purchases in the PRC. Once the daily quota is reached, orders to purchase additional China A-Shares through China Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through China Stock Connect and is not otherwise transferable. China Stock

Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Investment Manager to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through China Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. China Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through China Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

Event-Driven Trading Risk

A Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on a Fund’s performance.

Event-driven investing requires the Investment Manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Investment Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Exchange-Traded Fund (ETF) Risk

Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, the Fund’s shareholders bear both their proportionate share of the Fund’s expenses and, indirectly, the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. These transactions might also result in higher brokerage, tax or other costs for the ETF. This risk may be particularly important when one investor owns a substantial portion of the ETF.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. Each Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the 1940 Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Foreign Currency Risk

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of your investment in the Fund. Even though the currencies of some countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would normally prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in the Fund’s NAV.

Foreign Securities Risk

Investments in or exposure to securities of foreign companies involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. The performance of a Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that a Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. A Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on a Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism, and disease/virus outbreaks and epidemics); possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Funds. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Operational and Settlement Risks of Foreign Securities. A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the 1940 Act. Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, a Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.

Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk

When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, a Fund or a Portfolio Fund could enter into dollar rolls, which are transactions in which the Fund or the Portfolio Funds sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities a Fund or a Portfolio Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase a Fund’s or a Portfolio Fund’s portfolio turnover rate. If a Fund or a Portfolio Fund reinvests the proceeds of the security sold, the Fund or the Portfolio Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.

Frontier Market Risk

Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, a Fund’s exposure to risks associated with investing in emerging market countries are magnified when a Fund invests in frontier market countries. The increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. In addition, frontier market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Many frontier market countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns and other conditions in other countries. Some frontier market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging markets securities to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk.

Fund-of-Funds Risk

Determinations regarding asset classes or Portfolio Funds and a Fund’s allocations thereto may not successfully achieve a Fund’s investment objective, in whole or in part. The selected Portfolio Funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative Portfolio Funds that could have been selected to represent the asset class. A Fund also is exposed to the same risks as the Portfolio Funds in direct proportion to the allocation of its assets among the Portfolio Funds. By investing in a combination of Portfolio Funds, a Fund has exposure to the risks of many areas of the market. The ability of a Fund to realize its investment objective will depend, in large part, on the extent to which the Portfolio Funds realize their investment objectives. There is no guarantee that the Portfolio Funds will achieve their respective investment objectives. The performance of Portfolio Funds could be adversely affected if other entities that invest in the same Portfolio Funds make relatively large investments or redemptions in such Portfolio Funds. A Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each Portfolio Fund are shared by its investors, redemptions by other investors in a Portfolio Fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for a Portfolio Fund. This risk may be particularly important when one investor owns a substantial portion of a Portfolio Fund. For certain funds-of-funds, the Investment Manager typically selects Portfolio Funds from among the funds for which it, or an affiliate, acts as the investment manager (affiliated funds) and will select an unaffiliated Portfolio Fund only if the desired investment exposure is not available through an affiliated fund. The Investment Manager has a conflict of interest in choosing affiliated funds over unaffiliated funds when selecting and investing in Portfolio Funds because the Investment Manager and/or its affiliates receive management fees from affiliated funds, and the Investment Manager has a conflict in choosing among affiliated funds when selecting and investing in Portfolio Funds, because the fees paid to the Investment Manage and/or its affiliates by certain affiliated funds are higher than the fees paid by other affiliated funds. Because of the Investment Manager’s confidence in its own strategies, investment philosophy and capacities, it will, in selecting funds, at times prefer Columbia Acorn Funds over alternative investments. There can be no assurance, however, that a Columbia Acorn Fund selected for inclusion in Columbia Thermostat Fund will, in fact, outperform similar funds managed by the Investment Manager’s affiliates. Also, to the extent that a Fund is constrained/restricted from investing (or investing further) in a particular Portfolio Fund for one or more reasons (e.g. Portfolio Fund capacity constraints or regulatory restrictions) or if a Fund chooses to sell its investment in a Portfolio Fund because of poor investment performance or for other reasons, the Fund may have to invest in another fund(s), including less desirable funds — from a strategy or investment performance standpoint — which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if the Investment Manager is unable to identify an appropriate alternate funds(s) in a timely manner or at all.

Fund Shares Liquidity Risk

Although the shares of Portfolio Funds that are ETFs are listed on the NYSE Arca, Inc. (the Exchange), there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. (See Authorized Participant Concentration Risk above). In this regard, there is no obligation for market makers to make a market in the ETF Portfolio Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective roles, this could, in turn, lead to variances between the market price of the ETF Portfolio Fund’s shares and the underlying value of those shares. Trading in ETF Portfolio Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in ETF Portfolio Fund shares inadvisable. In addition, trading in ETF Portfolio Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF Portfolio Fund’s shares will continue to be met or will remain unchanged.

Geographic Focus Risk

A Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

•

Asia Pacific Region. A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in a region with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under Emerging Market Securities Risk, Frontier Market Risk and Foreign Securities Risk may be more pronounced due to the Fund’s focus on investments in the region.

•

Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Most developed countries in Western Europe are members of the EU, and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, significant private or public debt problems in a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Any uncertainty caused by the departure of the United Kingdom (UK) from the European Union (EU), which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which could adversely affect the value of your investment in the Fund. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods. For more information on the risks associated with Brexit, see Global Economic Risk — Brexit.

•

Japan. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. A significant portion of Japan’s trade is conducted with developing nations in East and Southeast Asia and its economy can be affected by conditions and currency fluctuations in these and other countries. For a number of years, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Securities in Japan are denominated and quoted in yen. As a result, the value of the Fund’s Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Securities traded on Japanese stock exchanges have exhibited significant volatility in recent years. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.

Global Economic Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region or across the globe. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities.

EuroZone. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties.

These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of your investment in the Fund.

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs.

There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Brexit. Following the withdrawal by the UK from the EU, the UK and the EU entered into a Trade and Cooperation Agreement (TCA) in 2021, which governs certain parts of the future relationship between the UK and the EU. The TCA does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU. In particular, the TCA does not include an agreement on financial services. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. The uncertainty caused by the UK’s departure from the EU, which occurred in January 2020, could lead to prolonged political, legal, regulatory, tax and economic uncertainty and wider instability and volatility in the financial markets of the UK and more broadly across Europe. It may also lead to weakening corporate and financial confidence in such markets as the UK renegotiates the regulation of the provision of financial services within and to persons in the EU and potentially lower economic growth in the UK, Europe and globally, which may adversely affect the value of your investment in the Fund.

Growth Securities Risk

Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.

High Yield Investments Risk

Securities and other debt instruments held by a Fund that are rated below investment grade (commonly called “high yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. High yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.

Highly Leveraged Transactions Risk

The loans or other securities in which a Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. A Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Investment Manager or the investment adviser to a Portfolio Fund to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk

The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Inflation Risk

Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Inflation-Protected Securities Risk

Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, a Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. A Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of loans and other debt instruments tend to fall, and if interest rates fall, the values of loans and other debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Investing in Other Funds Risk

A Fund’s investment in other funds affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs) subjects the Fund to the investment performance (positive or negative) and risks of the Portfolio Funds or other underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the Portfolio Funds or other underlying funds could be adversely affected if other investors in the same Portfolio Funds or other underlying funds make relatively large investments or redemptions in such Portfolio Funds or other underlying funds. A Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Due to the expenses and costs of a fund being shared by its investors, redemptions by other investors in the Portfolio Funds or other underlying funds could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for the Portfolio Funds or other underlying funds. This risk may be particularly important when one investor owns a substantial portion of the Portfolio Funds or other underlying funds. The Investment Manager has a conflict of interest in selecting affiliated funds over unaffiliated funds because the Investment Manager and/or its affiliates receives management fees from affiliated funds, and in selecting among affiliated funds, because the fees paid by certain affiliated funds are higher than the fees paid by other affiliated funds. Also, to the extent that a Fund is constrained/restricted from investing (or investing further) in a particular Portfolio Fund or other underlying fund for one or more reasons (e.g., Portfolio Fund or other underlying fund capacity constraints or regulatory restrictions) or if a Fund chooses to sell its investment in a Portfolio Fund or other underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in other Portfolio Funds or other underlying funds, including less desirable funds — from a strategy or investment performance standpoint — which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate Portfolio Fund or other underlying fund is not identified in a timely manner or at all.

IPO Risk

IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to a Fund. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. The investment performance of a Fund during periods when it is able to invest in IPOs may not be sustainable. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs sold within 12 months of purchase may result in increased short-term capital gains, which will be taxable to a Fund’s shareholders as ordinary income.

Issuer Risk

An issuer in which a Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its loans or securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks and epidemics or other events, conditions and factors which may impair the value of an investment in the Fund.

Large Purchases and Redemptions of Fund Shares Risk

The timing magnitude of Fund share purchases and redemptions, including by large Fund shareholders transacting in amounts of Fund shares, could prevent the Fund from being fully invested or require the Fund to sell portfolio securities at unfavorable prices or hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Thus, larger Fund share purchases and redemptions could adversely impact the Fund’s performance. Such Fund share activity may also increase a Fund’s transaction costs, which would also detract from Fund performance, while also having potentially negative tax consequences for investors. A Fund, because of a large redemption, may be forced to sell its liquid or more liquid positions, resulting in the Fund holding a higher percentage of less liquid or illiquid investments (investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the instrument). Because the expenses and costs of a Fund are shared by its investors, large redemptions in the Fund could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders. In addition, in the event of a Fund proxy proposal, one or more large investor(s) could dictate with its/their vote the results of the proposal, which may have a less favorable impact on minority-stake shareholders. If a Fund or Portfolio Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income. Please see the information in the Control Persons and Principal Holders of Securities — Principal Shareholders and Control Persons section of this SAI for information about each person who owns of record or is known by the Trust to own 25% or more of the Fund’s outstanding shares as of the date indicated. The amount indicated can fluctuate. To the extent that any of these large investors in the Fund (or their underlying holders) seek to redeem Fund shares, the Fund is subject to this risk at a heightened level.

Large-Cap Stock Risk

Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, large-cap companies are sometimes unable to achieve as high growth rates as successful, smaller companies, especially during extended periods of economic expansion.

Leverage Risk

Leverage occurs when a Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any applicable regulatory limits. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. If a Fund uses leverage, through the purchase of particular instruments such as derivatives, a Fund may experience capital losses that exceed its net assets. Because short sales involve borrowing securities and then selling them, a Fund’s short sales effectively leverage the Fund’s assets. A Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower a Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate a Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Limitations of Intraday Indicative Value (IIV) Risk

The NYSE Arca, Inc. (the Exchange) intends to disseminate the approximate per share value of the published basket of portfolio securities of Portfolio Funds that are ETFs every 15 seconds (the “intraday indicative value” or “IIV”). The IIV should not be viewed as a “real-time” update of the NAV of an ETF Portfolio Fund because (i) the IIV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account ETF Portfolio Fund expenses, and (iv) the IIV is based on the published basket of portfolio securities and not on the ETF Portfolio Fund’s actual holdings. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the ETF Portfolio Fund’s shares. For example, if the ETF Portfolio Fund fair values portfolio securities, the ETF Portfolio Fund’s NAV may deviate from the approximate per share value of the ETF Portfolio Fund’s published basket of portfolio securities (i.e., the IIV), which could result in the market prices for ETF Portfolio Fund shares deviating from NAV. The ETF Portfolio Fund, the Investment Manager and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the ETF Portfolio Fund, the Investment Manager and their affiliates do not make any warranty as to the accuracy of these calculations.

LIBOR Transition & Reference Benchmarks Risk

LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and the transition to new reference rates continues. Markets in these new rates are developing, but questions around liquidity and how to appropriately mitigate any economic value transfer as a result of the transition remain a concern. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. The impact of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Additionally, there could be other consequences which cannot be predicted contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become more settled.

Liquidity Risk

Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in a Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, a Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate the Fund’s exposure to liquidity risk. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of a Fund’s investments. Certain types of investments, such as structured notes and non-investment grade debt instruments, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to a Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt instruments at a fair price may have a negative impact on a Fund’s performance. Securities or other assets in which a Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time a Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if a Fund is forced to sell investments in a down market.

Governments and their regulatory agencies and self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund or the Investment Manager, or a Portfolio Fund or its investment adviser, are regulated or supervised. Such legislation or regulation could affect or preclude a Fund’s ability to achieve its investment objective.

Governments and their regulatory agencies and self-regulatory organizations may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

While the Investment Manager and the Portfolio Funds’ investment adviser can endeavor to take various preventative measures to address liquidity risk, including conducting periodic portfolio risk analysis/management and stress-testing, such measures may not be successful and may not have fully accounted for the specific circumstances that ultimately impact a Fund or Portfolio Fund and its holdings.

Listed Private Equity Fund Investment Risk

Private equity funds include financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. A Fund or Portfolio Fund is subject to the underlying risks that affect private equity funds in which it invests, which may include increased liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), pricing risk (the risk that the investment may be difficult to value), sector risk (the risk that a significant portion of Fund assets invested in one or more economic sectors may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Limited or incomplete information about the companies in which private equity funds invest, and relatively concentrated investment portfolios of private equity funds, may expose the Fund or Portfolio Fund to greater volatility and risk of loss. A Fund or Portfolio Fund investment in private equity funds subjects Fund shareholders indirectly to the fees and expenses incurred by private equity funds.

Macro Strategy Risk

The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment ideas regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The manager’s trading methods may not take all of these factors into account.

The global macro programs to which a Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.

Market Price Relative to NAV Risk

Shares of Portfolio Funds that are ETFs may trade at prices that vary from the Fund’s NAV. Shares of ETF Portfolio Funds are listed for trading on NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of an ETF Portfolio Fund will generally fluctuate with changes in the market value of the ETF Portfolio Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, ETF Portfolio Fund shares on the Exchange. The Investment Manager and its affiliates cannot predict whether ETF Portfolio Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for ETF Portfolio Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the ETF Portfolio Fund’s holdings. In this connection, if a shareholder purchases ETF Portfolio Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF Portfolio Fund’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in an ETF.

Market Risk

The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events — or the potential for such events — could have a significant negative impact on global economic and market conditions. In addition, as the share of assets invested in passive index-based strategies increases, price correlations among the securities included in an index may increase and the market value of securities, including those included in one or more market indices, may become less correlated with their underlying values. Because index-based strategies generally buy or sell securities based solely on their inclusion in an index, securities prices may rise or fall based on whether money is flowing into or out of these strategies rather than based on an analysis of the securities’ underlying values. This valuation disparity could lead to increased price volatility for individual securities, and the market as a whole, which may result in Fund losses.

In March 2023, a number of U.S. regional banks and a major foreign bank experienced financial stress and, in some cases, failures. In the U.S., these events appear to have been precipitated by the rapid rise in interest rates by the Federal Reserve and a resulting deterioration in the balance sheets of the banks, which made them vulnerable to runs. There can be no certainty that the actions taken by banking regulators to limit the effect of these stresses and failures on the banking system or other financial institutions or on the U.S. or foreign economies more generally will be effective. It is possible that additional banks or other financial institutions will experience financial stress or fail, which may affect adversely the banking system or other U.S. or foreign financial institutions and economies. Any such adverse developments, or concerns or rumors about any such developments, as well as the continued impact of rising interest rates, may reduce liquidity in the market generally or have other adverse effects on an economy, a Fund or issuers in which a Fund invests. Please see “Interest Rate Risk” and “Sector Risk — Financial Services Sector Investments” for more information.

The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19—and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future—could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in less developed countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

Master Limited Partnership Risk

Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of these units have more limited rights to vote on matters affecting the partnership. These units may be subject to cash flow and dilution risks. There are also certain tax risks associated with such an investment. In particular, a Fund’s investment in master limited partnerships can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, there are risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

Mid-Cap Company Securities Risk

Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may fluctuate more sharply in value than securities of larger companies. When a Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Money Market Fund Investment Risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. Certain money market funds may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interest of the fund and, by October 2, 2024 or earlier, certain money market funds must impose a mandatory liquidity fee on redemptions if net redemptions exceed 5% of their net assets. Such fees, if imposed, will reduce the amount the Fund receives on redemptions. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Because a decision to impose or not impose discretionary liquidity fees on an affiliated money market fund may negatively impact any funds that invest in it, some or all to which the investment manager and board of directors of the money market fund may also owe a fiduciary duty, any recommendation by the money market fund investment manager or decision by its board or its delegate, with respect to such fees on the affiliated money market fund may present conflicts of interest. The money market fund investment manager or its board, for example, could be conflicted by a determination to not impose such fees at a time when, if implemented, the other Columbia Funds could potentially experience negative impacts, while not imposing such fees could potentially result in a negative impact to the affiliated money market fund. Any decisions by the money market fund board, or the money market fund investment manager as its delegate, to favor such fees could result in reduced or limited investments in the affiliated money market fund by the other Columbia Funds, which may lead to increased affiliated money market fund expenses (which would be borne by the remaining Fund investors).

If a liquidity fee is imposed, an investing Columbia Fund may have to sell other investments at less than opportune times rather than using the cash invested in the money market fund to meet shareholder redemptions. The Investment Manager, as a result of any such fees on an affiliated money market fund (or the potential imposition thereof, recognizing that the Investment Manager will be aware of the affiliated money market fund’s liquid assets position), may determine to not invest the other Columbia Funds’ assets in the affiliated money market fund, and potentially be forced to invest in more expensive, lower-performing investments.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities, including collateralized debt obligations and collateralized loan obligations, if any, held by a Fund or a Portfolio Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage-and other asset-backed securities can have a fixed or an adjustable rate. Mortgage-and other asset-backed securities are subject to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price) and prepayment risk (the risk that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Fund or a Portfolio Fund to have to reinvest the money received in securities that have lower yields). In addition, the impact of prepayments on the value of mortgage-and other asset-backed securities may be difficult to predict and may result in greater volatility. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage-and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Municipal Securities Risk

Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and federal U.S. income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.

Issuers in a state, territory, commonwealth or possession in which a Fund or a Portfolio Fund invests have experienced significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to a credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in a Fund is directly correlated to the Fund’s investment exposures.

A Fund’s or a Portfolio Fund’s investments in municipal securities may include securities of issuers in the health care sector, which subjects the Fund’s or the Portfolio Fund’s investments to the risks associated with that sector, including the risk of regulatory action or policy changes by numerous governmental agencies and bodies, including federal, state, and local governmental agencies, as well as requirements imposed by private entities, such as insurance companies. A major source of revenue for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions, demand for services, expenses (including, among others, malpractice insurance premiums) and competition among health care providers. Additional factors also may adversely affect health care facility operations, such as adoption of legislation proposing a national health insurance program, other state or local health care reform measures, medical and technological advances that alter the need for or cost of health services or the way in which such services are delivered, changes in medical coverage that alter the traditional fee-for-service revenue stream, and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

A Fund’s or Portfolio Fund’s investments in municipal securities may include transportation-related municipal bonds which may be used to finance projects including construction, maintenance and operations of non-toll and toll-backed roads, bridges, tunnels, railways, airports, seaports and other transportation systems. Transportation-related municipal bonds may be fully or partially backed by taxes, fees, tolls, or other sources of revenue. Investment in transportation-related municipal bonds may subject the Fund or Portfolio Fund to the certain risks, including, but not limited to, the risk of insufficient or declining revenues from the sources backing the bonds, contractor non-performance or underperformance and unexpectedly higher construction, fuel or other costs.

Opportunistic Investing Risk

Undervalued securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the security’s intrinsic worth or the expected value was misgauged. Securities that are believed to be undervalued by the portfolio managers may decline in price. Turnaround companies may never improve their fundamentals, may take much longer than expected to improve, or may improve much less than expected. Development stage companies could fail to develop and deplete their assets, resulting in large percentage losses.

Preferred Stock Risk

Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).

Prepayment and Extension Risk

Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity, and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the Investment Manager or the investment adviser to a Portfolio Fund may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to a Fund. As interest rates decrease or spreads narrow on such securities, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a security beyond the prepayment time. If a Fund’s investments are locked in at a lower interest rate for a longer period of time, the Investment Manager or a Portfolio Fund’s investment adviser may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Investments in Public Equity (PIPEs) Risk

PIPEs are equity securities purchased in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class. Shares in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares are restricted and the Fund may sell the shares after six months, with certain restrictions, if the Fund is not an affiliate of the issuer (under relevant securities law, a holder of restricted shares may sell the shares after 6 months if the holder is not affiliated to the issuer). Generally, such restrictions cause the PIPEs to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.

Qualified Financial Contracts Risk

Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds.

Real Estate-Related Investment Risk

Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject a Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal

Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Regulatory Risk — Alternative Investments

Legal, tax, and regulatory developments may adversely affect a Portfolio Fund that is an ETF and its investments. The regulatory environment for an ETF Portfolio Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the ETF Portfolio Fund’s or others’ interpretation of the application of certain regulations, may adversely affect the ability of the ETF Portfolio Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the ETF Portfolio Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of an ETF Portfolio Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the ETF Portfolio Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the ETF Portfolio Fund’s performance.

Shareholders should understand that the business of an ETF Portfolio Fund is dynamic and is expected to change over time. Therefore, an ETF Portfolio Fund and its underlying investments may be subject to new or additional regulatory constraints in the future. Such regulations may have a significant impact on shareholders or the operations of the ETF Portfolio Fund, including, without limitation, restricting the types of investments the ETF Portfolio Fund may make, preventing the ETF Portfolio Fund from exercising its voting rights with regard to certain financial instruments, requiring the ETF Portfolio Fund to disclose the identity of its investors or otherwise. To the extent the ETF Portfolio Fund or its underlying investments are subject to such regulation, such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in an ETF.

Regulatory Risk — U.S. Banking Law

Following the conversion of Ameriprise National Trust Bank into a federal savings bank in May 2019, Ameriprise Financial continues to be subject to ongoing supervision by the Board of Governors for the Federal Reserve System as well as applicable U.S. federal banking laws, including the Home Owners Loan Act and certain parts of the Bank Holding Company Act, including Section 13 thereof (commonly referred to as the Volcker Rule). These laws impose limits on the amount and duration of any proprietary capital held in the Fund by the Investment Manager, Ameriprise Financial or certain of their controlled affiliates or products. Failure to comply with those limitations could subject the Fund to limitations on its portfolio investments and/or trading restrictions which could adversely impact the Fund’s ability to execute its investment strategy. Under such circumstances, the Investment Manager and/or its affiliates may be required to reduce their ownership interests in the Fund or the Fund’s Board may liquidate the Fund, which may result in losses, increased transaction costs and/or adverse tax consequences for the Fund, each of which may adversely affect the value of your investment in the Fund.

Reinvestment Risk

Reinvestment risk arises when a Fund is unable to reinvest income or principal at the same or at least the same return it is currently earning.

Repurchase Agreements Risk

Repurchase agreements are agreements in which the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Fund’s income and the value of your investment in the Fund to decline.

Reverse Repurchase Agreements Risk

Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by a Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk (the risk that losses may be greater than the amount invested). Leverage can create an interest expense that may lower a Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate a Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.

Rule 144A and Other Exempted Securities Risk

A Fund may invest in privately placed “Rule 144A” and other securities or instruments exempt from SEC registration (collectively, “private placements”) that are determined to be liquid in accordance with procedures adopted by the Board. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and a Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). A Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. A Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as a Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of the security.

Secondary Market Trading Risk

Investors buying or selling shares a Portfolio Fund that is an ETF will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for ETF Portfolio Fund shares (the bid price) and the price at which an investor is willing to sell ETF Portfolio Fund shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for ETF Portfolio Fund shares based on trading volume and market liquidity, and is generally lower if the ETF Portfolio Fund’s shares have more trading volume and market liquidity and higher if the ETF Portfolio Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Sector Risk

At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make a Fund vulnerable to unfavorable developments in that group of industries or economic sector.

Sector Risk — Consumer Discretionary/Staples Sector Investments. To the extent a Fund concentrates its investments in companies in the consumer discretionary and staples sectors, it is vulnerable to the particular risks that may affect companies in that sector. Companies in the consumer discretionary and staples sectors are subject to certain risks, including fluctuations in the performance of the overall domestic and international economies, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes. Companies in these sectors may be subject to competitive forces (including competition brought by an influx of foreign brands), which may also have an adverse impact on their profitability. These sectors may be strongly affected by fads, marketing campaigns, changes in demographics and consumer preferences, and other economic or social factors affecting consumer demand. Governmental regulation, including price controls and regulations on packaging, labeling, competition, and certification, may affect the profitability of certain companies invested in by the Fund. Companies operating in these sectors may also be adversely affected by government and private litigation.

Sector Risk — Energy Sector Investments. To the extent a Fund concentrates its investments in companies in the energy sector, it is vulnerable to the particular risks that may affect companies in that sector. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international policies, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations or actions) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions.

Sector Risk — Financial Services Sector Investments. To the extent a Fund concentrates its investments in companies in the financial services sector, it is vulnerable to the particular risks that may affect companies in that sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Sector Risk — Health Care Sector Investments. To the extent a Fund concentrates its investments in companies in the health care sector, it is vulnerable to the particular risks that may affect companies in that sector. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Sector Risk — Industrials Sector Investments. To the extent a Fund concentrates its investments in companies in the industrials sector, it is vulnerable to the particular risks that may affect companies in that sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Sector Risk — Information Technology Sector Investments. To the extent a Fund concentrates its investments in the information technology sector, it is vulnerable to the particular risks that may affect companies in that sector. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments.

Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

Sector Risk — Materials Investments. To the extent a Fund concentrates its investments in companies in the materials sector, it is vulnerable to the particular risks that may affect companies in the materials sector. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resource areas) and political events (such as government instability or military confrontations or actions) can affect the value of companies involved in business activities in the materials sector.

Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies, and adverse market conditions. In addition, prices of, and thus a Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.

Sector Risk — Utilities Sector Investments. To the extent a Fund concentrates its investments in companies in the energy sector, it is vulnerable to the particular risks that may affect companies in that sector. Companies in the utilities sector are subject to certain risks, including risks associated with government regulation, interest rate changes, financing difficulties, supply and demand for services or products, intense competition, natural resource conservation and commodity price fluctuations.

Short Positions Risk

A Fund that establishes short positions introduces more risk to the Fund than a fund that only takes long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. A Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes a Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent a Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Small- and Mid-Cap Stock Risk

Securities of small- and mid-capitalization (small- and mid-cap) companies can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When a Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Sovereign Debt Risk

The willingness or ability of a sovereign or quasi-sovereign debtor to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign or quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which such debtor may be subject.

With respect to sovereign or quasi-sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign or quasi-sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.

Special Purpose Acquisition Company (SPAC) Risk

A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions (each a SPAC Transaction). If a Fund purchases shares of a SPAC in an IPO, it will generally pay a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a SPAC Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and/or cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective(s). If a SPAC does not complete a SPAC Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. In some cases, the Fund will forfeit its right to receive additional warrants even if a SPAC Transaction occurs if the Fund holding the warrant or other right does not elect to participate in the SPAC Transaction.

Because SPACs often do not have an operating history or ongoing business other than seeking a SPAC Transaction, the value of their securities may be particularly dependent on the quality of their management and on the ability of the SPAC’s management to identify and complete a profitable SPAC Transaction. Some SPACs may pursue SPAC Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC may become illiquid and/or may be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target SPAC Transaction; an attractive SPAC Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a SPAC Transaction, once identified or effected, may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Special Situations Risk

Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund. The investment performance of a Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when a Fund is able to do so. Securities purchased in initial public offerings which are sold within 12 months after purchase may result in increased short-term capital gains, which will be taxable to a Fund’s shareholders as ordinary income. Certain “special situation” investments are investments in securities or other instruments that may be classified as illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

Stripped Securities Risk

Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk (the risk of losses attributable to changes in interest rates) than traditional government securities with identical credit ratings.

Terrorism, War, Natural Disaster and Epidemic/Pandemic Risk

Terrorism, war, military confrontations and actions, other conflicts, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as widespread disease and virus epidemics, and pandemics, have been and can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

U.S. Government Obligations Risk

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Valuation Risk

The sales price the Fund or a Portfolio Fund (or an underlying fund or other investment vehicle) could receive, or actually receives, for any particular investment may differ from the Fund’s or Portfolio Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets, debt securities sold in amounts less than institutional-sized lots (typically referred to as odd lots) or securities that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument.

Warrants and Rights Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and subject a Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in Fund losses, including as a result of the warrants having little or no value. Rights are available to existing shareholders of an issuer to enable them to maintain proportionate ownership in the issuer by being able to buy newly issued shares. Rights allow shareholders to buy the shares below the current market price. Rights are typically short-term instruments that are valued separately and trade in the secondary market during a subscription (or offering) period. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security.

Zero-Coupon Bonds Risk. Zero-coupon bonds are bonds that do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount and their values may fluctuate more than the values of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to a Fund and affects the amounts distributed to its shareholders, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1⁄3% limitation.

The Trust, on behalf of the Funds, has entered into a revolving credit facility agreement (the Credit Agreement) with a syndicate of banks led by Citibank N.A., Wells Fargo Bank N.A. and JPMorgan Chase Bank, N.A. whereby the Funds and the other Columbia Funds (collectively, the Participating Funds) may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an amendment and restatement dated October 26, 2023, the Credit Agreement is a collective agreement among the Participating Funds, severally and not jointly, and permits the Participating Funds to borrow up to an aggregate commitment amount of $950 million (the Commitment Limit) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. Each Fund may borrow up to the maximum amount allowable under its current Prospectus and this SAI, subject to various other legal, regulatory or contractual limits. See About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies.

Borrowing results in interest expense and other fees and expenses for the Funds that may impact the Funds’ net expense ratios. The costs of borrowing may reduce Fund returns. Interest under the Credit Agreement is charged to each Fund at a variable rate, and each Fund pays a commitment fee equal to its pro rata share of the amount of the credit facility. The availability of assets under the Credit Agreement can be affected by other Participating Funds’ borrowings under the agreement. As such, a Fund may be unable to borrow (or borrow further) under the Credit Agreement if the Commitment Limit has been reached.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities, contracts or instruments, or owns securities that are convertible or exchangeable into, without payment of further consideration, at least an equal amount of such securities, contracts or instruments. as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Funds generally may not sell securities short or maintain a short position, except short sales “against the box.” Other Columbia Funds, including the Portfolio Funds, under certain circumstances, may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, contract or instrument. To make delivery to the buyer, a

Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Investment Manager to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Investment Manager will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box”.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. GSAL serves as the Funds’ securities lending agent pursuant to a securities lending agreement approved by the Board. Subject to certain limitations (including that, with respect to a particular security, GSAL will not lend more than 5% of the outstanding shares of the issuer of such security held by the Trust in the aggregate), each Fund (other than

Columbia Thermostat Fund) may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities that the Funds’ securities lending agent has determined are creditworthy under guidelines established by the Board. A lending Fund pays a portion of income earned on lending transactions to GSAL, and also may pay administrative and custodial fees in connection with loans of securities. See Investment Advisory and Other Services — Other Service Providers — Securities Lending Agent for more information about the income and fees associated with the Funds’ securities lending activities.

The Funds receive collateral equal to at least 102% for domestic issuers and 105% for foreign issuers of the value of the securities loaned. Collateral is invested by the Funds in a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board. If the market value of the loaned securities goes up, the securities lending agent will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. Funds participating in securities lending bear the risk of loss in connection with investment of collateral received from the borrowers. To the extent that the value, including any investment return, of a Fund’s investment of the collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security.

Securities lending involves counterparty risk, including the risk that a borrower may not return a loaned security and the proceeds from the sale of the collateral will not be sufficient to replace the borrowed security. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the securities lending agent defaults or enters bankruptcy. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. In the event of bankruptcy or other default of a borrower, a Fund could experience delays both in liquidating the loan collateral and in recovering the loaned securities. A Fund could also sustain losses arising from expenses of enforcing the Fund’s rights. GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of collateral investments.

Loans are subject to termination at any time by the Funds or a borrower. A lending Fund does not have the right to vote loaned securities. In accordance with the procedures adopted by the Board, a lending Fund will generally attempt to call all loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

During the existence of the loan, the borrower must pay over to the lender amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts, less applicable taxes. Such payments to the Fund do not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100% annually) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectus for that Fund.

For the fiscal year ended December 31, 2023, Columbia Thermostat Fund’s portfolio turnover rate was 148%, and for the fiscal year ended December 31, 2022, it was 88%. For the fiscal year ended December 31, 2021, Columbia Thermostat Fund’s portfolio turnover rate was 49%, and for the year before that, it was 97%. Columbia Thermostat Fund’s portfolio turnover rate is based on changes in the S&P 500® Index, which dictates the Fund’s purchase and sale of shares of the underlying Portfolio Funds in which it invests. Under normal conditions, the portfolio turnover rate for Columbia Thermostat Fund is expected to be below 150%. Because Columbia Thermostat Fund is a Fund of Funds that exchanges shares of the Portfolio Funds at NAV, the costs associated with Columbia Thermostat Fund’s portfolio turnover rate are lower than the costs that would be associated with another fund that had the same portfolio turnover rate but directly bore the trading costs of its portfolio transactions.

The other Funds’ portfolio turnover rates did not vary significantly from their normal ranges between 2022 and 2023.

Disclosure of Portfolio Information

The Board and the Investment Manager believe that the investment ideas and trading strategies of the Investment Manager with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until it is made available to the general public. It is the policy of the Funds not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings in advance of public dissemination.

The Investment Manager does not expect that such holdings information will be selectively disclosed, except where necessary for the Funds’ operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders, including that the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. These policies and procedures prohibit Ameriprise Financial, the Investment Manager and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings information or trading strategies in violation of the policies and procedures and from entering into any agreement to disclose portfolio information in exchange for any form of consideration. The policies and procedures incorporate and adopt the supervisory controls and recordkeeping requirements established in the Investment Manager’s policies and procedures. The Investment Manager has also adopted policies and procedures to monitor for compliance with the Funds’ portfolio holdings disclosure policies and procedures.

Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures, there can be no assurance that the policies and procedures will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds’ website. Once posted, the portfolio holdings information will remain available on the website until at least the date on which a Fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which the information is current. The Funds’ complete holdings (and in the case of Columbia Thermostat Fund, percentage holdings of the Portfolio Funds) are disclosed on the Funds’ website at columbiathreadneedle.com/us as of a month-end no earlier than 30 to 40 calendar days after such month-end. In addition, the largest 10 to 15 holdings of each Fund are usually available sooner, approximately 15 calendar days after each month-end. Purchases and sales of the Funds’ portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current. The scope of the information disclosed on the Funds’ website pursuant to the policies and procedures described above also may change from time to time, without prior notice.

The Funds file their portfolio holdings with the SEC for each fiscal quarter on either Form N-CSR (with respect to each annual period and semiannual period) or Form N-PORT (with respect to the first and third quarters of the Funds’ fiscal year). Shareholders may obtain the Funds’ Forms N-CSR and N-PORT filings on the SEC’s website at sec.gov, a link to which is provided on the Funds’ website at columbiathreadneedleus.com. You may call the SEC at 202.551.8090 for information about the SEC’s website.

The Funds, the Investment Manager, Ameriprise Financial or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, financial advisors or other parties. In addition, certain advisory clients of the Investment Manager that follow a strategy similar to that of a Fund have access to their own custodial account’s portfolio holdings information before such Fund posts its holdings on the Funds’ website at www.columbiamanagement.com. It is possible that when clients observe transactions in their own accounts, they may infer transactions of the Funds prior to public disclosure of Fund transactions.

Other Disclosures

Pursuant to the policies and procedures described above, the Funds may selectively disclose their portfolio holdings information in advance of public disclosure on a confidential basis to various Fund service providers that require such information for the legitimate business purpose of assisting the Funds with day-to-day business affairs.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. In addition to the Investment Manager and its affiliates, these service providers include, but are not limited to, affiliates of the Investment Manager, the Funds’ custodian, any sub-custodians, independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker-dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Neither the Funds nor Ameriprise Financial, the Investment Manager or their affiliates receive compensation or consideration from the service providers for the portfolio holdings information. In addition to Ameriprise Financial, the Investment Manager and their affiliates, including Threadneedle, these service providers are listed below. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below, and has been authorized in accordance with the policy.

IDENTITY OF RECIPIENT	PURPOSE OF DISCLOSURE	FREQUENCY OF DISCLOSURE
JPMorgan	Funds’ Custodian; receives trade files containing information for the Funds.	Daily

FactSet Research Data Systems, Inc.	Provides quantitative analysis, charting and fundamental data to investment, marketing, performance and distribution personnel.	Daily

Interactive Data Corporation (IDC)	Provides statistical fair valuation services to support the Investment Manager.	As needed

Merrill Corporation	Printer for the Funds’ prospectuses, SAIs, supplements and sales materials.	As needed

R.R. Donnelley & Sons Co.	Printer and EDGAR filer for the Funds’ prospectuses, SAIs, shareholder reports, supplements and sales materials.	As needed
RegEd, Inc.	Review of external and certain internal communications prior to dissemination.	Daily

Abel Noser	Evaluation and assessment of trading activity, execution and practices by the Investment Manager.	As needed, generally no less than quarterly

Bloomberg, L.P.	Provides Bloomberg Portfolio and Risk Analytics (PORT).	Daily

BlackRock, Inc.	Used for front office trading and analytics, back office settlements, portfolio accounting and reconciliations, collateral management, portfolio risk oversight, compliance mandate monitoring and portfolio performance calculations.	Daily

GSAL	Funds’ securities lending agent.	As needed in connection with the Funds’ securities lending program

Institutional Shareholder Services, Inc. (ISS)	Proxy voting administration and research on proxy matters.	Daily

Perkins Coie LLP	Legal counsel to the Funds.	As needed

Faegre Drinker Biddle & Reath LLP	Legal counsel to the Independent Trustees.	As needed

IDENTITY OF RECIPIENT	PURPOSE OF DISCLOSURE	FREQUENCY OF DISCLOSURE

ING Insurance Company	Provides quarterly fact sheets.	Quarterly

PricewaterhouseCoopers LLP	Funds’ independent registered public accounting firm.	As needed

Fidelity National Information Services (InvestOne)	Provides InvestOne portfolio accounting system.	Daily

Morningstar, Inc.	Provides analysis of Fund performance and fee/expense data.	As needed, typically once annually

Broadridge, Inc. (formerly, Lipper, Inc.)	Provides analysis of Fund performance and fee/expense data.	As needed, typically once annually

CTM	Provides trade allocation and acceptance services.	Daily

Harte-Hanks	Printer for Fund prospectuses, factsheets, and annual and semi-annual reports.	As needed
Universal Wilde	Provides printing and mailing services for Fund prospectuses, annual and semi-annual reports, and supplements.	As needed

Broadridge	Provides printing on demand.	As needed

Equifax	Provides services to ensure that the Investment Manager, Columbia Management and their affiliates do not violate Office of Foreign Assets Control (OFAC) rules and regulations.	As needed

Pursuant to agreements in such form as the Chief Compliance Officer (CCO) of the Funds may require, these service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Funds have authorized the Investment Manager’s President (and his or her designated subordinates) to make appropriate disclosures of the Funds’ holdings to certain Ameriprise Financial affiliates (to provide monitoring of compliance with codes of ethics and to monitor risk and various holdings limitations that must be aggregated with affiliated funds, among other purposes), to provide the Custodian, sub-custodians and pricing service with daily trade information, to disclose necessary portfolio information to the Funds’ proxy service. The Funds have also authorized the Investment Manager’s President (and his or her designated subordinates) to disclose portfolio information to independent auditors in connection with audit procedures. In addition, the Funds have authorized Ameriprise Financial and the Investment Manager’s President (and his or her designated subordinates) to disclose necessary information to printing firms engaged by Ameriprise Financial to prepare periodic reports to Fund shareholders.

The Investment Manager uses a variety of broker-dealers and other agents to effect securities transactions on behalf of the Funds. These broker-dealers become aware of the Funds’ intentions, transactions and positions, in performing their functions. Further, the Funds’ ability to identify and execute transactions in securities is dependent, in part, on information provided to the Investment Manager by broker-dealers who are market makers in certain securities or otherwise have the ability to assist the Funds in executing their orders. To facilitate that process, the Board has authorized the Investment Manager’s President and Director of Global Trading (and their designated subordinates) to disclose portfolio information or anticipated transactions to broker-dealers who may execute Fund transactions. This disclosure is limited to that information necessary to effect the Funds’ securities transactions and assist the Investment Manager in seeking to obtain best execution.

The CCO is responsible for implementation of the Funds’ portfolio holdings disclosure policies and procedures. The CCO is required to report to the Board any violations of the policies and procedures that come to his attention and may approve non-public disclosures of a Fund’s portfolio holdings. Such disclosure must be consistent with the policies and procedures in that it furthers a legitimate business purpose of a Fund, is therefore in the best interests of that Fund’s shareholders and is appropriately reported to the Board.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager and Investment Advisory Services

Columbia Wanger Asset Management, LLC (CWAM or the Investment Manager) serves as the investment adviser for the Funds, the series of Wanger Advisors Trust and other private funds and institutional accounts. The Investment Manager and its predecessors have managed mutual funds, including Columbia Acorn Fund, since 1992. The Investment Manager is located at 71 S. Wacker Drive, 25th Floor, Chicago, Illinois 60606. It is a registered investment adviser and wholly owned subsidiary of Columbia Management, which is a wholly owned subsidiary of Ameriprise Financial.

As of March 31, 2024, the Investment Manager had assets under management of approximately $6.5 billion.

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “global” business). From time to time, the Investment Manager may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Funds. These Participating Affiliates will provide services to the Funds and other accounts of the Investment Manager either pursuant to delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and the Funds will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the CFTC in the United States.

Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates serve as “associated persons” or officers of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Funds’ prospectuses and this SAI, and with the Investment Manager’s and the Funds’ compliance policies and procedures, provide such services to the Funds.

Specifically, pursuant to such arrangements, certain Fund portfolio managers are employees of Columbia Management or Threadneedle and certain investment personnel of the Investment Manager may serve as portfolio managers of other Columbia Funds advised by Columbia Management. The Funds pay no additional fees or expenses as in connection with such arrangements.

At a special meeting held on May 27, 2010, as recommended by the Board, shareholders approved the Trust’s Advisory Agreement (with respect to each of the Funds other than Columbia Acorn European Fund), which initially took effect immediately and continued in effect through July 31, 2011. At a Meeting held on March 2, 2011, the Board approved the Advisory Agreement with respect to Columbia Acorn European Fund, to be effective August 19, 2011. The Advisory Agreement continues from year to year with respect to each Fund, until terminated by either the Trust or the Investment Manager, as long as it is specifically approved at least annually by either the Board or by a vote of the majority of the outstanding shares of the Fund and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement generally provides that, subject to the overall supervision and control of the Board, the Investment Manager shall have supervisory responsibility for the general management and investment of the Funds’ assets and will endeavor to preserve the autonomy of the Trust. Under the Advisory Agreement, the Investment Manager is authorized to make decisions to buy and sell securities and other assets for the Funds, to place the Funds’ portfolio transactions with broker-dealers and to negotiate the terms of such transactions including brokerage commissions on brokerage transactions on behalf of the Funds. The Investment Manager is authorized to exercise discretion within the Trust’s policy concerning allocation of its portfolio brokerage, as permitted by law, and in so doing shall not be required to make any reduction in its investment advisory fees. The Investment Manager is required to use its best efforts to seek to obtain the best overall terms available for portfolio transactions for each Fund. See Brokerage Allocation and Other Practices—General Brokerage Policy, Brokerage Transactions and Broker Selection.

The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under the Advisory Agreement. The Trust pays all compensation of the Independent Trustees.

Under the Advisory Agreement, the Investment Manager is not liable for any loss suffered by a Fund or its shareholders as a result of any error of judgment, or any loss arising out of any investment, or as a consequence of any other act or omission of the Investment Manager or any of its affiliates in the performance of the Investment Manager’s duties under the agreement, except for (i) with respect to acts or omissions in respect of investment activities, liability resulting from willful misfeasance, bad faith, reckless disregard or gross negligence, and (ii) with respect to all other matters, liability resulting from bad faith, intentional misconduct or negligence, on the part of the Investment Manager or its affiliates.

A discussion regarding the basis of the Board’s approval of the continuation, through July 31, 2024, of the Advisory Agreement with respect to each Fund is available in the Funds’ semiannual report to shareholders for the fiscal period ended June 30, 2023. A discussion regarding the Board’s approval of the continuation, through July 31, 2025, of the Advisory Agreement with respect to each Fund is expected to be available in the Funds’ semiannual report to shareholders for the fiscal period ending June 30, 2024.

Advisory Fee Rates

The Funds pay the Investment Manager an annual fee for its investment advisory services as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in each Fund’s prospectus. The advisory fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Investment Manager may pay amounts from its own assets to the Distributor and/or to Financial Intermediaries for services they provide.

The Investment Manager also receives advisory fees from certain of the Portfolio Funds in which Columbia Thermostat Fund invests. Please refer to the Portfolio Funds’ respective prospectuses, which are available on the Columbia Funds website at columbiathreadneedle.com/us and on the SEC’s website at sec.gov.

The Investment Manager receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

	Assets	Rate of Fee
Columbia Acorn Fund	Up to $700 million	0.740%
	$700 million to $2 billion	0.690%
	$2 billion to $6 billion	0.640%
	$6 billion and over	0.630%

Columbia Acorn International	Up to $100 million	1.190%
	$100 million to $500 million	0.940%
	$500 million and over	0.740%

Columbia Acorn International Select	Up to $500 million	0.890%
	$500 million and over	0.850%

Columbia Thermostat Fund	All assets	0.100%

	Assets	Rate of Fee

Columbia Acorn European Fund	Up to $100 million	1.190%
	$100 million to $500 million	0.940%
	$500 million and over	0.740%

The Investment Manager received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Investment Manager for the three most recently completed fiscal years.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Columbia Acorn Fund	$18,446,916	$20,846,354	$32,530,585

Columbia Acorn International	$11,053,432	$12,797,768	$19,533,295

Columbia Acorn International Select	$2,030,153	$2,684,730	$4,342,199

Columbia Acorn European Fund	$769,255	$1,265,030	$1,796,167

Columbia Thermostat Fund	$1,353,487	$1,668,082	$2,037,101

Fee and Expense Limitations—Agreements of the Investment Manager and its Affiliates

Amounts reimbursed by the Investment Manager under prior contractual arrangements are reflected in the table below.

Expenses Reimbursed

	Fiscal year ended December 31, 2023	Fiscal year ended December 31, 2022	Fiscal year ended December 31, 2021
Columbia Acorn Fund	$1,781,144	—	—

Columbia Acorn International	$1,654,568	$663,165	$376,336

Columbia Acorn International Select	$730,898	$746,708	$1,037,358

Columbia Acorn European Fund	$301,421	$370,233	$310,320

Columbia Thermostat Fund	$1,097,936	$777,232	$869,098

With respect to Columbia Acorn Fund, the Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund so that the Fund’s ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.08 % for Class A shares, 0.83% for Class Adv shares, 1.83% for Class C shares, 0.83% for Class Inst shares, 0.80% for Class Inst2 shares, 0.75% for Class Inst3 shares and 0.83% for Class S shares, through April 30, 2025. This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.

With respect to Columbia Acorn International, the Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.23% for Class A shares, 0.98% for Class Adv shares, 0.98% for Class Inst shares, 0.92% for Class Inst2 shares, 0.88% for Class Inst3 shares and 0.98% for Class S shares, from May 1, 2024 through April 30, 2025. This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.

With respect to Columbia Acorn International Select, effective July 1, 2016, the Investment Manager agreed to waive fees and reimburse certain expenses of the Fund for an indefinite term, and in April 2017 restated that agreement to clarify that the Investment Manager’s intention was to waive fees and reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) (i) did not exceed the annual rate of 1.15% for Class Inst shares and (ii) the Fund’s other share classes did not exceed annual rates to be restated each year by the Investment Manager to account for certain differentials between the Fund’s Class Inst shares and other share classes. From May 1, 2024 through April 30, 2025, the Investment Manager has contractually agreed to waive fees and reimburse certain expenses of Columbia Acorn International Select so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.24% for Class A shares, 0.99% for Class Adv shares, 0.99% for Class Inst shares, 0.84% for Class Inst2 shares, 0.79% for Class Inst3 shares and 0.99% for Class S shares. This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.

With respect to Columbia Acorn European Fund, the Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.45% for Class A shares, 1.20% for Class Adv shares and 1.20% for Class Inst shares, from May 1, 2024 through April 30, 2025. This arrangement may only be amended or terminated with approval from the Board and the Investment Manager.

With respect to Columbia Thermostat Fund, the Investment Manager has contractually agreed to waive fees and reimburse certain expenses of the Fund so that the Fund’s ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in the Portfolio Funds (acquired funds)) do not exceed the annual rates of 0.50% for Class A shares, 0.25% for Class Adv shares, 1.25% for Class C shares, 0.25% for Class Inst shares, 0.20% for Class Inst2 shares, 0.16% for Class Inst3 shares and 0.25% for Class S shares, from May 1, 2024 through April 30, 2025. This arrangement may only be amended or terminated with approval from the Fund and the Investment Manager. In addition to the fees and expenses paid by Columbia Thermostat Fund directly, Columbia Thermostat Fund pays its pro rata share of the fees and expenses of the Portfolio Funds in which it invests.

Fees Waived

The Funds pay the Transfer Agent, an affiliate of the Investment Manager, a fee for its services, as described under Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services — Other Service Providers.

Amounts waived by the Transfer Agent under prior contractual arrangements are reflected in the table below.

	Fiscal year ended December 31, 2023	Fiscal year ended December 31, 2022	Fiscal year ended December 31, 2021
Columbia Acorn Fund	—	$1,019	$3,081

Columbia Acorn International	$10,349	$22,420	$33,266

Columbia Acorn International Select	—	—	—

Columbia Acorn European Fund	$477	$1,850	$2,758

Columbia Thermostat Fund	—	—	—

For the period beginning May 1, 2024 and ending April 30, 2025, the Transfer Agent has contractually agreed to waive a portion of the fees payable to it by the Funds such that fees paid by: Columbia Acorn International Select do not exceed 0.05% of the average daily net assets of Class Inst2 shares and 0.00% of the average daily net assets of Class Inst3 shares of the Fund; and Columbia Thermostat Fund do not exceed 0.04% of the average daily net assets of Class Inst2 shares and 0.00% of the average daily net assets of Class Inst3 shares of the Fund. These arrangements may be terminated at the sole discretion of the Board.

Portfolio Managers

The following provides additional information about the portfolio managers who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Funds’ portfolio managers are:

Portfolio Manager	Fund

Nitisha Bosamia, CFA	Columbia Acorn International Columbia Acorn International Select

Philip Dicken, CFA	Columbia Acorn European Fund

Charlotte Friedrichs, CFA	Columbia Acorn International
Simon Haines, CFA	Columbia Acorn International Columbia Acorn International Select

Corey Lorenzen, CFA	Columbia Thermostat Fund

Erika K. Maschmeyer, CFA	Columbia Acorn Fund

Alex Rivas	Columbia Thermostat Fund

Mine Tezgul	Columbia Acorn European Fund

Compensation

Columbia Acorn Fund and Columbia Thermostat Fund Portfolio Managers: Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Under the annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle and Ameriprise Financial, which takes into account Columbia Threadneedle revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.

Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn European Fund Portfolio Managers: Direct compensation is typically comprised of a base salary, a fixed role-based allowance paid monthly alongside salary and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and fund-linked deferred compensation compliant with European regulatory requirements in its structure and delivery vehicles. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for senior employees outside our fund management teams both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Threadneedle funds, in most cases including the funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards and pool funding are variable and are designed to reward:

•	Investment performance, both at the individual and team levels

•	Client requirements, in particular the alignment with clients through a mandatory deferral into the company’s own products, compliant with local regulation in particular the UCITS V requirements

•	Team cooperation and values

Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to Threadneedle’s controls and Code of Conduct.

Scorecards are used to measure performance of Threadneedle funds and other accounts managed by the employee. Performance is measured versus peer or benchmark performance as appropriate, in addition to performance compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Performance is measured using 1-year, 3-year, and 5-year performance, weighted 10% on the 1-year, 60% on the 3-year, and 30% on the 5-year. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable.

Incentive compensation for senior investment professionals is subject to a minimum 40% deferral as required by local regulation, rising to 60% for higher awards. Half of that deferred portion is delivered in units linked to the performance of Threadneedle funds and the remainder through Ameriprise Financial equity plans.

The equity portion of those deferred incentive awards is designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees. The fund-linked deferred compensation awards are designed to align participants’ interests with the investors in the funds and other accounts they manage, and to incentivize collaboration and idea-sharing across teams and products. The value of the deferral account is based on the performance of those funds. Employees have the option of selecting from various internal funds for their fund deferral account; a portion of this deferral is subject to mandatory allocation to Threadneedle’s multi-asset funds to drive cross-business idea sharing and alignment. Fund-linked deferrals vest over multiple years, so they help to retain employees and to align their longer-term interests with those of the investor in line with local regulatory best practice.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and overseen by the EMEA Remuneration Committee, and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and the asset management business profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Health Care, Life Insurance, Long Term Disability Insurance, and retirement savings plans.

Performance Benchmarks

Portfolio Manager / Fund	Performance Benchmarks

Nitisha Bosamia (Columbia Acorn International)	MSCI ACWI ex USA SMID Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA SMID Cap Index (Net) (secondary benchmark)

Nitisha Bosamia (Columbia Acorn International Select)	MSCI ACWI ex USA Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA Index (Net) (secondary benchmark)

Philip Dicken (Columbia Acorn European Fund)	MSCI AC Europe Small Cap Index (Net) (primary benchmark)

Charlotte Friedrichs (Columbia Acorn International)	MSCI ACWI ex USA SMID Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA SMID Cap Index (Net) (secondary benchmark)

Simon Haines (Columbia Acorn International)	MSCI ACWI ex USA SMID Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA SMID Cap Index (Net) (secondary benchmark)

Simon Haines (Columbia Acorn International Select)	MSCI ACWI ex USA Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA Index (Net) (secondary benchmark)

Portfolio Manager / Fund	Performance Benchmarks

Corey Lorenzen (Columbia Thermostat Fund)	S&P 500® Index (primary equity benchmark), Bloomberg U.S. Aggregate Bond Index (primary debt benchmark) and the Blended Benchmark (an equally weighted custom composite of the Fund’s primary equity and debt benchmarks, established by the Investment Manager)

Erika K. Maschmeyer (Columbia Acorn Fund)	Russell 2500 Growth Index (primary benchmark)

Alex Rivas (Columbia Thermostat Fund)	S&P 500® Index (primary equity benchmark), Bloomberg U.S. Aggregate Bond Index (primary debt benchmark) and the Blended Benchmark (an equally weighted custom composite of the Fund’s primary equity and debt benchmarks, established by the Investment Manager)

Mine Tezgul (Columbia Acorn European Fund)	MSCI AC Europe Small Cap Index (Net) (primary benchmark)

Information About the Portfolio Managers as of December 31, 2023

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account(1)	Approximate Total Net Assets	Performance Based Accounts(2)	Ownership of Fund Shares
Columbia Acorn European Fund	Philip Dicken	15 Other Accounts	$4.98 billion	7 Other Accounts - $1.51 billion	None(3)

	Mine Tezgul	12 Other Accounts	$4.98 billion	7 Other Accounts - $1.51 billion	None(3)

Columbia Acorn Fund	John Emerson(4)	1 RIC	$529.32 million	None	$100,001-$500,000 (Vested) $10,001-$50,000 (Notional)
		1 PIV	$4.01 million
		17 Other Accounts	$1.19 million

	Erika Maschmeyer	1 RIC	$529.32 million	None	$100,001-$500,000 (Vested) $100,001-$500,000 (Notional)
		1 PIV	$4.01 million
		11 Other Accounts	$2.09 million

Columbia Acorn International	Nitisha Bosamia	2 RICs	$554.85 million	None	None(3)
		4 Other Accounts	$759.83 million

	Charlotte Friedrichs	1 RIC	$329.63 million	6 PIVs - $360.06 million	None(3)
		6 Other Accounts	$2.68 billion

	Simon Haines	2 RICs	$554.85 million	3 PIVs - $74.34 million	None(3)
		3 Other Accounts	$669.72 million

Columbia Acorn International Select	Nitisha Bosamia	2 RICs	$1.49 billion	None	None(3)
		4 Other Accounts	$759.83 million

	Simon Haines	2 RICs	$1.49 billion	3 PIVs - 74.34 million	None(3)

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account(1)	Approximate Total Net Assets	Performance Based Accounts(2)	Ownership of Fund Shares
Columbia Thermostat Fund	Alex Rivas	2 Other Accounts	$0.35 million	None	None

	Corey Lorenzen	2 RICs	$22.39 million	None	$1- $10,000 (Vested)
		14 Other Accounts	$2.90 million

(1)	“RIC” in this context refers to an SEC-registered investment company; “PIV” refers to a pooled investment vehicle.
(2)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(3)	The portfolio manager does not reside in the U.S. and the Fund is available for sale only in the U.S.
(4)	Mr. Emerson served as a portfolio manager of Columbia Acorn Fund through February 28, 2024.

The Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds and the series of Wanger Advisors Trust. As a general matter and subject to Columbia Management’s Code of Ethics and certain limited exceptions, Columbia Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

Typically the Investment Manager does not coordinate trading activities for accounts managed by the Investment Manager with Columbia Management or any other Affiliate with respect to accounts of Columbia Management (including the other Columbia Funds) or another Affiliate. As a result, it is possible that the Investment Manager, Columbia Management (including Fund portfolio managers that are employees of Columbia Management and portfolio managers of the other Columbia Funds) and other Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Funds on such instruments.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Funds’ portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

To the extent a Fund invests in underlying funds, the Investment Manager will be subject to the potential conflicts of interest described in ABOUT THE FUNDS’ INVESTMENTS — Information Regarding Risks — Fund-of-Funds Risk. Management of a fund-of-funds, such as Columbia Thermostat Fund, differs from that of the other mutual funds. The portfolio management process is set forth in each Fund’s prospectus. The portfolio manager of a fund-of-funds is involved in determining the allocation of the fund-of-fund’s assets among underlying funds. Potential conflicts of interest for the portfolio manager of a fund-of-funds may be different than the potential conflicts of interest for portfolio managers who manage other types of funds because a fund-of-fund’s portfolio manager has an incentive to allocate assets to underlying funds managed by affiliates that receive fees for managing the underlying funds.

The Investment Manager and its affiliates may receive higher compensation as a result of the allocation of fund-of-fund assets to underlying funds with higher fees, including affiliated funds.

In addition, a fund-of-funds portfolio manager may manage other accounts in a professional or personal capacity that include holdings that are similar to or the same as those held or purchased by the Funds. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in Fund and other client accounts. The Funds’ portfolio managers also may have other potential conflicts of interest in managing the Funds. Many of the potential conflicts of interest to which the Funds’ portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

The description above is not a complete description of every conflict that could exist in managing the Funds and other accounts. In addition, if the Investment Manager has engaged an Affiliate to provide portfolio management or other services pursuant to a personnel-sharing agreement or other inter-company arrangement, the individuals performing such services may be subject to conflicts of interest rules and codes of ethics of the Affiliate, which may differ from those of the Investment Manager.

The Administrator

CWAM (which is also the Investment Manager) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator provides certain administrative services to each Fund, including: (i) maintaining the books and records, including financial and corporate records, of the Trust, and providing pricing and bookkeeping services to the Funds; (ii) supervising the preparation and filing of registration statements, notices, reports, proxy statements, tax returns and other documents, as deemed necessary or desirable by the Trust; (iii) overseeing and assisting in the coordination of the performance of administrative and third party professional services rendered to the Funds, including the Funds’ securities lending agent; (iv) providing corporate secretarial services and data processing facilities and calculating and arranging for notice and payment of distribution to shareholders; (v) developing and implementing procedures to monitor each Fund’s compliance with regulatory requirements and with each Fund’s investment policies and restrictions; (vi) providing for the services of employees of the Administrator who may be appointed as officers of the Trust; and (vii) providing services to shareholders of the Funds. The Administration Agreement may be terminated by the Board or the Administrator upon 60 days written notice. The Administrator has the power under the Administration Agreement to delegate some or all of its responsibilities to others, at the Administrator’s expense. The Administrator retains responsibility for any services it delegates.

The Administrator has delegated a majority of its responsibilities under the Administration Agreement to Columbia Management as the Funds’ Sub-Administrator. The Sub-Administrator provides many of the above enumerated services to the Funds, including fund accounting services, and receives a fee from the Administrator for such services.

Administration Fee Rates and Fees Paid

The Administrator receives compensation for its administration services, which is computed daily and paid monthly as an annual percentage of the aggregate average daily net assets of the Trust at the annual rates shown in each Fund’s prospectus.

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal years.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Columbia Acorn Fund
Administration Fee	$1,335,986	$1,517,335	$2,324,934
Columbia Acorn International
Administration Fee	$662,625	$777,265	$1,179,111
Columbia Acorn International Select
Administration Fee	$114,054	$150,173	$232,872
Columbia Acorn European Fund
Administration Fee	$32,322	$55,153	$78,489
Columbia Thermostat Fund
Administration Fee	$676,743	$830,931	$972,231

The Administrator did not waive or reimburse any Fund’s administration fees for the fiscal years ended December 31, 2023, December 31, 2022 or December 31, 2021.

The Principal Underwriter/Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor of the shares of the Funds. The Distributor is a wholly owned subsidiary of Ameriprise Financial. Its address is: 290 Congress Street, Boston, MA 02210.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by the Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

See Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by the Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by (i) the Board, or (ii) a majority vote of the Funds’ outstanding securities, provided that in either instance, the continuance is also approved by the majority of the Independent Trustees who are not parties to the agreement, by vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, after paying commissions and other expenses, during the Funds’ three most recent fiscal years.

	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
	2023	2022	2021	2023	2022	2021
Columbia Acorn Fund	$68,548	$94,113	$158,343	$10,989	$14,932	$24,136
Columbia Acorn International	$29,226	$41,054	$53,764	$4,631	$6,674	$8,113
Columbia Acorn International Select	$12,918	$21,832	$34,425	$1,839	$3,404	$5,015
Columbia Acorn European Fund	$17,503	$31,549	$135,064	$3,157	$6,002	$19,231
Columbia Thermostat Fund	$284,090	$464,215	$1,252,623	$50,004	$107,164	$206,886

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers. See each Fund’s prospectus for amounts retained by financial intermediaries as a percentage of the offering price.

Distribution Plan

The Board has approved the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each of the Funds’ Class A and Class C shares. Class Adv, Class Inst, Class Inst2, Class Inst3 and Class S shares of the

Funds do not pay distribution or service fees. Under the Distribution Plan, each Fund pays the Distributor monthly distribution and service fees, as applicable, at the annual rates described in the Fund’s prospectus. The Distributor may use the entire amount of such fees to defray the costs of commissions and service fees paid to Selling Agents and for certain other purposes. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. See the Funds’ prospectuses for details.

The Distribution Plan authorizes payments by the Funds to the Distributor and its affiliates (including the Investment Manager) with respect to the Funds’ Class A and Class C shares to the extent that such payments might be construed to be indirect financing of the distribution of those shares.

The Board believes the Distribution Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plan will continue in effect from year to year so long as its continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees that have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner described above. The Distribution Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended December 31, 2023

Fund	Class A Shares	Class C Shares	Class R Shares*
Columbia Acorn Fund	$1,382,604	$93,139	—

Columbia Acorn International	$386,599	$38,610	$10,056

Columbia Acorn International Select	$318,266	$10,888	—

Columbia Acorn European Fund	$75,132	$21,860	—

Columbia Thermostat Fund	$1,102,425	$1,193,964	—

(4)	Class R shares were terminated effective April 19, 2024.

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectus, the Investment Manager, Administrator, Sub-Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and, as the case may be, other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. Fund investors should also be aware that

Fund assets may be used to compensate the Transfer Agent for payments made to Ameriprise and its affiliates for providing shareholder servicing or “sub-transfer agency” services. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. Many of these conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Parts 1A and 2A of the Investment Manager’s Form ADV are available online through the SEC’s website at adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Funds, Advised/Managed Funds and Accounts

The Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Management, Columbia Cent CLO Advisers, LLC, Lionstone Partners, LLC, Pyrford International Ltd, Thames River Capital LLP and Threadneedle) will give investment advice to and make investment decisions for advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. Also, the Investment Manager may take a position on behalf of certain Funds that is adverse to that of certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. For example, certain Funds may hold equity securities of a company while certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates may hold debt securities of the same company – certain Funds may even own different debt instruments of the same issuer, where certain Funds own subordinated (junior) debt of an issuer and certain other Funds own senior debt of the same issuer, which presents a conflict of interest to the Investment Manager because junior debt is less of a priority than senior debt in terms of repayments. Senior debt is often secured and is more likely to be paid back while subordinated debt is not secured and is more of a risk. If the portfolio company were to experience financial difficulties, it might be in the best interest of certain Funds for the company to reorganize while the interests of certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates might be better served by the liquidation of the company. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, certain Funds will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. Certain Funds may invest in offerings of securities the proceeds of which may be used to repay debt obligations held by certain other Funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. The latter’s interest in having the debt repaid creates a conflict of interest. These types of conflicts of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage. The Investment Manager has adopted policies and procedures designed to address these types of conflicts of interest among the Funds and other Funds and accounts advised by the Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial.

Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates, including the other Columbia Funds and accounts of Ameriprise Financial and its affiliates, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures designed to address the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services — Portfolio Managers — The Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates, including the Investment Manager, also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the Funds’ portfolio managers, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of

Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Investment Manager and Investment Advisory Services — Portfolio Managers — The Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund. It is possible that the Investment Manager subject to the recent revisions to the EU’s Markets in Financial Instruments Directive (MiFID II) will cause a Fund to pay for research services with soft dollars in circumstances where it may not use soft dollars with respect to other advised/managed funds or accounts, although those other advised/managed funds or accounts might nonetheless benefit from those research services. The rest of the section remains the same.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates, including the Investment Manager, Distributor and Transfer Agent, also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/ managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

The Investment Manager has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best economic interests of its clients, including the Funds, without regard to any resulting benefit or detriment to the Investment Manager and/or its affiliates, including Ameriprise Financial and its affiliates. Although the Investment Manager endeavors to make all proxy voting decisions in the interests of the Funds on whose behalf it is voting the proxies, the Investment Manager’s proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit Ameriprise Financial or other affiliates of the Investment Manager or other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Investment Manager’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, certain securities may be subject to ownership limitations due to regulatory limits on investments in certain industries (such as, for example, banking and insurance) and markets (such as emerging or international markets), or certain transactions (such as those involving certain derivatives or other instruments) or mechanisms imposed by certain issuers (such as, among others, poison pills). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund (that it might otherwise prefer to acquire) if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has policies and procedures designed to monitor and interpret these limits. Nonetheless, given the complexity of these limits, the Investment Manager and/or its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. In addition, aggregate ownership limitations could cause performance dispersion among funds and accounts managed by the Investment Manager with similar investment objectives and strategies and portfolio management teams. For example, if further purchases in an issuer are restricted due to regulatory or other reasons, a portfolio manager would not be able to acquire securities or other assets of an issuer for a new fund that may already be held by other funds and accounts with the same/similar investment objectives and strategies that are managed by the same portfolio management team. The Investment Manager may also choose to limit purchases in an issuer to a certain threshold for risk management purposes. If the holdings of the Investment Manager’s affiliates are included in that limitation, a Fund may be more limited in its ability to purchase a particular security or other asset than if the holdings of the Investment Manager’s affiliates had been excluded from the limitation. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. A Fund may also be limited in certain investments because Ameriprise Financial, a financial holding company, is subject to certain banking regulatory requirements which may in some cases apply to the Investment Manager’s investments for the funds and accounts, including the Funds, it manages. Also, Ameriprise Financial issues various securities from time to time, including common stock. With the exception of Funds passively managed to track an unaffiliated index in which an Ameriprise Financial security is included, the Funds do not invest in

Ameriprise Financial securities. Therefore, actively managed Funds and passively managed funds that seek to track an affiliated index will not hold any Ameriprise Financial securities even if such securities are included in an index used by the Fund for performance comparison and/or tracking purposes. Accordingly, the performance of such Funds versus their index will likely differ. In any of these scenarios, a Fund’s inability to participate (or participate further) in a particular investment, despite a portfolio manager’s desire to so participate, may negatively impact Fund performance. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Investment Manager, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds, if any. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Actual or Potential Conflicts of Interest Related to Affiliated Indexes

Columbia Management and its affiliates may develop, own and operate other indexes (each, an Affiliated Index) based on investment and trading strategies developed by Columbia Management and/or its affiliates (Affiliated Index Strategies). Some of the ETFs for which Columbia Management acts as investment adviser (the Affiliated Index ETFs) seek to track the performance of the Affiliated Indexes. Columbia Management and/or its affiliates may, from time to time, manage other funds or accounts that invest in these Affiliated Index ETFs. In the future, Columbia Management and/or its affiliates may manage client accounts that track the same Affiliated Indexes used by the Affiliated Index ETFs or which are based on the same, or substantially similar, Affiliated Index Strategies that are used in the operation of the Affiliated Indexes and the Affiliated Index ETFs. Similar to third-party (un-affiliated) indexes, Affiliated Indexes are subject to Office of Foreign Assets Control and other regulatory restrictions, which could impact the eligible components of such Indexes. Similar to third-party (un-affiliated) indexes, Affiliated Indexes are subject to Office of Foreign Assets Control and other regulatory restrictions, which could impact the eligible components of such Indexes. The operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts managed in this manner may give rise to potential conflicts of interest.

For example, any accounts managed by Columbia Management and/or its affiliates that seek to track the same Affiliated Indexes may engage in purchases and sales of securities at different times. These differences may result in certain accounts having more favorable performance relative to that of the Affiliated Index or other accounts that seek to track the Affiliated Index. Other potential conflicts include (i) the potential for unauthorized access to Affiliated Index information, allowing Affiliated Index changes that benefit Columbia Management and/or its affiliates or other accounts managed by Columbia Management and/or its affiliates and not the clients in the accounts seeking to track the Affiliated Index, and (ii) the manipulation of Affiliated Index pricing to present the performance of accounts seeking to track the Affiliated Index, or the firm’s tracking ability, in a preferential light.

Columbia Management has adopted policies and procedures that are designed to address potential conflicts that may arise in connection with the operation of the Affiliated Indexes, the Affiliated Index ETFs and other accounts.

To the extent it is intended that an account managed by Columbia Management and/or its affiliates seeks to track an Affiliated Index, the account may not match (performance or holdings), and may vary substantially from, such index for any period of time. An account that seeks to track an index may purchase, hold and sell securities at times when another client would not do so. Columbia Management and its affiliates do not guarantee that any tracking error targets will be achieved. Accounts managed by Columbia Management and/or its affiliates that seek to track an index may be negatively impacted by errors in the index, either as a result of calculation errors, inaccurate data sources or otherwise. Columbia Management and its affiliates do not guarantee the timeliness, accuracy and/or completeness of an index and are not responsible for errors, omissions or interruptions in the index (including when Columbia Management or an affiliate acts as the index provider) or the calculation thereof (including when Columbia Management or an affiliate acts as the calculation agent).

Columbia Management and its affiliates are not obligated to license the Affiliated Indexes to clients or other third-parties.

Other Service Providers

The Transfer Agent

Columbia Management Investment Services Corp. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 219104, Kansas City, MO 64121-9104. The Transfer Agent is a subsidiary of Ameriprise Financial. Under the Transfer Agency Agreement, the Transfer Agent is responsible for providing transfer agency, dividend disbursing and shareholder services to the Funds for which the Funds pay transfer agency fees. The Transfer Agent has engaged SS&C GIDS to provide certain services and assist the Transfer Agent is carrying out its duties. SS&C GIDS is located at 2000 Crown Colony Drive, Quincy, MA 02169. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which investors may hold Fund shares, including Ameriprise Financial and its affiliates. These intermediaries also may provide shareholder services (Additional Shareholder Services) for which they are compensated by the Transfer Agent, which is in turn compensated by the Funds as described below. Additional Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting and/or the provision of call center support and other customer services. For more information, see Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments.

The Funds pay the Transfer Agent an annual fee payable monthly that varies by account type (on a per account or asset-based basis) based on the cost of servicing the Funds. In addition, subject to certain limitations and except with respect to Class Inst3 shares, the Funds pay a fee for the Additional Shareholder Services provided by financial intermediaries who maintain shares through omnibus or networked accounts in amounts that vary by share class and with the distribution channel, type of intermediary and type of services provided.

With respect to Class Inst2 shares of each Fund, total annual compensation payable to the Transfer Agent may not exceed 0.07% of the average daily net assets of the class. With respect to Class Inst3 shares of each Fund, total annual compensation payable to the Transfer Agent may not exceed 0.02% of the average daily net assets of the class. For more information on arrangements regarding fees paid by the Funds to the Transfer Agent, see The Investment Advisory and Other Services — Investment Manager and Investment Advisory Services — Fee and Expense Limitations — Agreements of the Investment Manager and its Affiliates.

The Funds compensate the Transfer Agent for certain out-of-pocket expenses as approved by the Board from time to time. Transfer agency costs for each Fund are calculated separately for each of (i) Class Inst2 shares, (ii) Class Inst3 shares, and (iii) all other share classes, provided that expenses may be allocated to a particular share class if they are actually incurred in a divergent amount by that share class or that share class receives services of a different kind or to a different degree than other share classes.

The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

Except with respect to Class Inst2 shares and Class Inst3 shares, the Funds compensate the Transfer Agent for payments made to financial intermediaries for providing Additional Shareholder Services as follows:

Financial Intermediary Distribution Channel	Fee Rate
Retirement	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee

Fund supermarket transaction fee (TF)	up to 0.12% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held for intermediaries or platforms charging a per account fee
Fund supermarket no- transaction fee (NTF)	up to 0.18% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $18 per account held by intermediaries or platforms charging a per account fee

Bank	up to 0.10% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $20 per account held by intermediaries or platforms charging a per account fee

Broker-dealer	up to 0.13% of Fund assets held by intermediaries or platforms charging an asset-based fee, or $16 per account held by intermediaries or platforms charging a per account fee

These limits are applied by each individual intermediary at the level of the underlying customer accounts maintained and serviced by the intermediary, not at the level of the intermediary omnibus account maintained and serviced by the Transfer Agent, and not in the aggregate by distribution channel. For Class Inst2 shares, fees for Additional Shareholder Services are subject to an annual cap of 0.05% of the aggregate value of the Fund’s shares maintained in omnibus accounts. Class Inst3 shares do not pay fees for Additional Shareholder Services.

The Transfer Agent does not pay financial intermediaries for Additional Shareholder Services, and the Funds do not compensate the Transfer Agent for, any Additional Shareholder Services provided by financial intermediaries with respect to Class Inst3 shares. Amounts in excess of those paid by a Fund are borne by the Distributor, the Investment Manager and/or their affiliates. For more information about payments made to financial intermediaries, see Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments and Brokerage Allocation and Other Practices — Additional Payments to Financial Intermediaries.

The Transfer Agent may also retain as additional compensation for its services all of its revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from shareholders of the Fund and interest (net of bank charges) earned with respect to the balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

The Custodian

JPMorgan, 1 Chase Manhattan Plaza, New York, New York 10005, is the Custodian of the Funds’ assets. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons of the Funds. The Investment Manager and Columbia Management supervise JPMorgan in such matters as the purchase and sale of portfolio securities. Portfolio securities purchased in the United States are maintained in the custody of JPMorgan or other domestic banks or depositories. Portfolio securities purchased outside of the United States are maintained in the custody of foreign banks and trust companies who are members of JPMorgan’s foreign depository and foreign sub-custodial network.

With respect to foreign depositories and foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund’s foreign sub-custodial arrangements. Accordingly, an investors should recognize that the noninvestment risks involved in holding assets abroad are greater than those associated with holding assets in the U.S.

The Funds may invest in obligations of JPMorgan and may purchase securities from or sell securities to JPMorgan.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Funds’ independent registered public accounting firm, providing audit services and assistance and consultation in connection with the review of various SEC filings. The report of the Funds’ independent registered public accounting firm and the audited financial statements included in the Funds’ annual report to shareholders dated December 31, 2023 are incorporated herein by reference. No other part of the annual report is incorporated by reference herein. The audited financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Perkins Coie LLP serves as counsel to the Funds. Faegre Drinker Biddle & Reath LLP serves as counsel to the Independent Trustees. Perkins Coie LLP is located at 700 13th Street, N.W., Suite 800, Washington, DC 20005. Faegre Drinker Biddle & Reath LLP is located at One Logan Square, Suite 2000, Philadelphia, PA 19103.

Securities Lending Agent

GSAL, 125 High Street, Oliver Street Tower, Suite 1700, Boston, MA 02110, is the Funds’ securities lending agent. GSAL is responsible, among other things for: entering into and maintaining securities loan agreements with borrowers; negotiating fees with borrowers; delivering securities to borrowers; receiving collateral from borrowers in connection with loans; and investing cash collateral in accordance with instructions received from the Investment Manager. See About the Funds’ Investments — Lending Securities for more information about the Funds’ securities lending program.

The following table provides information on the income and fees associated with the Funds’ securities lending activities during the Funds’ most recent fiscal year. As used in the table below, the term “revenue split” refers to the share of revenue generated by the Funds’ securities lending program that is paid to GSAL.

Securities Lending Activities as of December 31, 2023
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn International Select	Columbia Acorn European Fund	Columbia Thermostat Fund	Columbia Acorn Trust*
Gross income from securities lending activities (including income from cash collateral reinvestment)	$177,354	$503,248	$47,564	$40,559	—	$768,725

Fees and/or compensation for securities lending activities and related services
Fees paid to GSAL from revenue split	$9,285	$11,625	$540	$477	—	$21,927
Fees paid for cash collateral management (including fees deducted from the third-party institutional money market fund in which collateral is invested)	$6,622	$18,504	$1,902	$1,553	—	$28,581
Administrative fees not included in revenue split	—	—	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—	—	—
Rebates paid to borrowers	$77,990	$363,852	$40,266	$33,972	—	$516,080
Other fees not included in revenue split	—	—	—	—	—	—
Aggregate fees/ compensation for securities lending activities	$93,897	$393,981	$42,708	$22,059	—	$566,588
Net income from securities lending activities	$83,457	$109,267	$4,856	$137,067	—	$202,137
Codes of Ethics

The Funds, the Investment Manager and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates. The Investment Manager has engaged Columbia Management to administer its proxy voting on behalf of the Funds.

The Investment Manager’s policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.

Oversight. The operation of the Investment Manager’s proxy voting policy and procedures is overseen by a a group of representatives from the Investment Manager and its advisory affiliates. Oversight of the Investment Manager’s proxy voting is also provided by a committee within the Investment Manager and its affiliates comprised of portfolio managers and research analysts. The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process.

Corporate Governance and Proxy Voting Guidelines (the Guidelines). The Investment Manager has adopted the Guidelines, which set out voting stances on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Guidelines also provide indicative examples of key guidelines used in any given region, which illustrate the standards against which voting decisions are considered. The Investment Manager has adopted voting stances that align with the Guidelines and will generally vote in accordance with such voting stances. The Investment Manager may determine to vote differently from the voting stances on particular proposals if it believes that doing so is in the Funds’ best economic interests. The Investment Manager may consider the voting recommendations of analysts, portfolio managers, and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case-by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients’ best economic interests.

Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager’s proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to the Board to vote the proxies for the Funds. A member of a governing body responsible for overseeing proxy voting is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations are required to disclose any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Voting Proxies of Affiliated Underlying Funds. Columbia Thermostat Fund invests in shares of other Columbia Funds (“underlying funds”) and may own substantial portions of these underlying funds. Columbia Thermostat Fund will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund’s shares, unless the Board otherwise instructs.

Administration of the Proxy Voting Policy. The Investment Manager has engaged Columbia Management to administer the proxy voting policy and implement the Principles for the Funds. Institutional Shareholder Services Inc., a third-party vendor of Columbia Management, assists in this administration and implementation and provides recordkeeping and vote disclosure services. Typically, Institutional Shareholder Services Inc. populates ballots for issuers deemed to present potential material conflicts of interest in accordance with predetermined voting stances, as described above under Addressing Conflicts of Interest. Both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC provide proxy research services for the Investment Manager’s use.

Additional Information. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at columbiathreadneedleus.com and/or (ii) on the SEC’s website at www.sec.gov. For a copy of the Guidelines in effect on the date of this SAI, see Appendix B to this SAI.

FUND GOVERNANCE

The Board

The following table provides basic information about the Trustees, including their names, the date each was first elected or appointed to office, the principal business occupations of each during at least the last five years and other directorships held. Each Trustee serves a term of unlimited duration subject to the Trust’s policy that each Trustee (other than the Trustee Emeritus) will resign at the end of the calendar year in which he or she attains age 75. Each Trustee also serves as a trustee of Wanger Advisors Trust, another open-end investment company, the series of which also are managed by the Investment Manager. The mailing address of each Trustee is: c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, 25th Floor, Chicago, Illinois 60606.

Independent Trustee Biographical Information

Name, Position Held with the Trust and Age at March 31, 2024	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen(1)	Other Directorships Held by Trustee During the Past Five Years

Margaret M. Eisen, 70 Trustee	2002	Trustee, Smith College 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	7	Chair, RMB Investors Trust (6 series).

John C. Heaton, 64 Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business (2012-2019).	7	None.

Dianne F. Lob, 69, Trustee	2021	Retired. Formerly, Senior Vice President and Senior Managing Director, Global Head of Business and Product Development, AllianceBernstein Holding L.P. (asset management), 2014-2020; Chairman, Private Client Investment Policy Group, Alliance Bernstein Holding L.P., 2005-2014.	7	None.

Name, Position Held with the Trust and Age at March 31, 2024	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen(1)	Other Directorships Held by Trustee During the Past Five Years

Charles R. Phillips, 67 Trustee	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	7	None.

David J. Rudis, 71 Trustee and Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	7	None.

Trustee Emeritus Biographical Information

Name, Position Held with the Trust and Age at March 31, 2024	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen(1)	Other Directorships Held by Trustee During the Past Five Years
Ralph Wanger, 89, Trustee Emeritus(2)	1970(3)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	7	None.

(1)	The Trustees oversee the series of the Trust and the series of Wanger Advisors Trust.
(2)

As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust. Prior to September 2009, Mr. Wanger served as an “interested” trustee of the Trust and Wanger Advisors Trust. Mr. Wanger was considered an “interested person” of the Trusts and of CWAM within the meaning of the 1940 Act because of certain ownership interests.

(3)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.

The Board and its Committees

Responsibilities

The Board has overall management responsibility for the Funds. The Trustees are responsible for supervising and overseeing the management and operation of the Trust. Each Trustee serves a term of unlimited duration, subject to the Trust’s policy that each Trustee (other than the Trustee Emeritus) will resign at the end of the calendar year in which he or she attains age 75 and provided that at all times a majority of Trustees has been elected by shareholders. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by shareholders. Shareholders may remove a Trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A Trustee may be removed with or without cause upon the vote of a majority of the Trustees.

Leadership Structure

The Board is currently composed of five Trustees, all of whom are Independent Trustees. In addition to the five Trustees, Ralph Wanger serves as a non-voting Trustee Emeritus of the Trust. The Chair of the Board, David J. Rudis, is an Independent Trustee.

The Board met eight times during 2023.

Each trustee was nominated to serve on the Board because of his or her experience, skills and qualifications. See Trustee Experience below. The Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that maintaining a Board composed of a super-majority of at least 75% Independent Trustees is appropriate and in the best interest of Fund shareholders. The Trustees also believe that having Mr. Wanger serve as a non-voting Trustee Emeritus (and former “interested” trustee within the meaning of the 1940 Act) brings management and financial insight that is important to certain of the Board’s decisions and also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session help mitigate conflicts of interest and allow the Independent Trustees to deliberate candidly, constructively and separately from management, in a manner that affords honest disagreement and critical questioning.

The Board has established five standing committees: the Audit & Compliance Committee; the Contract Committee; the Executive Committee; the Governance Committee; and the Investment Performance Analysis Committee. The Board has also established an Ad Hoc Committee on IT/Data Security. The Trustees believe that the number of standing and ad hoc committees, as well as the composition and scope of activities of each committee, is appropriate. The functions, responsibilities and composition of each committee are set forth below.

Committee	Members	Function	Number of Meetings in 2023
Audit & Compliance	Dianne F. Lob (chair and audit committee financial expert) Margaret M. Eisen David J. Rudis	Makes recommendations to the Board regarding the selection of independent auditors for the Trust; confers with the independent auditors regarding the scope and results of each audit; oversees the quality, objectivity and integrity of disclosure controls and processes and procedures employed by the Funds’ service providers in preparing the Funds’ financial statements; oversees enterprise risk management at the Investment Manager and its affiliates; provides oversight of the monitoring processes and controls regarding the Trust with respect to legal, regulatory and internal rules, policies, procedures and standards (other than those relating to audit matters); oversees compliance and risk management by the Funds’ service providers, including with respect to the Transfer Agent’s sub-transfer agent compliance program; oversees the valuation of Fund portfolio securities by the Investment Manager; identifies, reviews and addresses, with the assistance of counsel and the CCO, potential conflicts of interest between the Funds and the Investment Manager and its affiliates; monitors the performance of the CCO and makes recommendations to the Board regarding the selection and compensation of the CCO; and carries out the provisions of its charter.	5

Contract	John C. Heaton (chair) Margaret M. Eisen Dianne F. Lob Charles R. Phillips David J. Rudis	Makes recommendations to the Board regarding the continuation or amendment of the investment advisory agreements between the Trust and the Investment Manager and other agreements with affiliated and third party service providers; and carries out the provisions of its charter.	5

Committee	Members	Function	Number of Meetings in 2023

Executive	David J. Rudis (chair) Alternates (Chair of the Audit & Compliance Committee; Chair of the Contract Committee; Chair of the Investment Performance Analysis Committee; Individual Trustees)	Exercises powers of the Board during intervals between meetings of the Board, with certain exceptions.	0

Governance	Charles R. Phillips (chair) John C. Heaton David J. Rudis	Makes recommendations to the Board regarding committees of the Board and committee assignments, the composition of the Board, the compensation of the Independent Trustees and candidates for election as Independent Trustees; oversees the process for evaluating the functioning of the Board; monitors the performance of counsel to the Funds and the Independent Trustees and makes recommendations to the Independent Trustees regarding the selection of their counsel; identifies, reviews and addresses, with the assistance of counsel and the Funds’ CCO, potential conflicts of interest involving the Independent Trustees; and carries out the provisions of its charter.	4

Investment Performance Analysis	Margaret M. Eisen (chair) John C. Heaton Dianne F. Lob Charles R. Phillips	Monitors and reviews the investment performance of each Fund; develops an appropriate framework for measuring, comparing and assessing Fund performance; provides interpretation of performance information in connection with Fund advisory contracts; acts as a liaison between the Investment Manager and the Board in overseeing and discussing investment-related issues, including portfolio management and transaction practices; oversees the Funds’ securities lending program, including by reviewing the performance of the program, the Investment Manager’s oversight of the program and GSAL’S compliance with established lending policies, and by approving vehicles for the investment of securities lending cash collateral; and carries out the provisions of its charter.	4

Committee	Members	Function	Number of Meetings in 2023

Ad Hoc IT/Data Security	David J. Rudis (chair) Margaret M. Eisen John C. Heaton Dianne F. Lob Charles R. Phillips	Oversees information technology and data security matters affecting the Funds.	1

The Governance Committee’s policy with respect to considering Trustee candidates recommended by shareholders and the procedures to be followed by shareholders in submitting such recommendations are set forth in the charter. The Governance Committee has stated that the principal criterion for the selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees.

The Governance Committee believes that the Board should be comprised of Trustees who represent a broad cross section of backgrounds, skills and experience, and that each Trustee should generally exhibit stature and experience commensurate with the responsibility of representing the Funds. The Governance Committee periodically reviews the membership of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees. The Governance Committee follows the process it deems appropriate under the circumstances. Generally, the Governance Committee identifies Trustee candidates from references provided by the Independent Trustees and others, including nominees recommended by shareholders, and evaluates them through a process of questionnaires and multiple interviews. Through this process, the Governance Committee seeks to identify candidates who meet the particular needs of the Board at the time based on the existing make up of the Board. In addition, counsel to the Independent Trustees analyzes each Independent Trustee candidate to ensure that the candidate meets the independence requirements of the 1940 Act. The Trustees believe that the Board’s process for nominating Trustees effectively produces the best candidates with a diversity of qualities, experience, backgrounds and complementary skills, and that the composition of the Board allows the Board, as a body, to oversee the Funds in a manner that is consistent with the best interests of Fund shareholders.

Although the Investment Manager, the Trustees, or shareholders may submit suggestions for Independent Trustee candidates to the Governance Committee, neither the Governance Committee nor the Independent Trustees as a group consider those candidates on a preferential basis as opposed to other possible candidates. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation to the Trust’s Secretary. The Secretary will forward any such recommendation to the chair of the Governance Committee promptly upon receipt.

Risk Oversight

The Board, working with the Funds’ CCO and the Investment Manager, has developed a detailed risk reporting methodology that includes dashboard reports relating to, among other matters, investment risk, credit risk, liquidity risk, counterparty risk, compliance risk and operational risk, including cybersecurity risk. Currently, the Investment Manager compiles and monitors relevant risk data on an ongoing basis and the Board, the Audit & Compliance Committee and the Investment Performance Analysis Committee receive and review risk reporting data on a quarterly basis or more frequently if circumstances warrant. The Board will continue to assess the most effective means of implementing this risk oversight process so that it receives the data that is most relevant to the Board in the exercise of its risk oversight role.

Working with the Funds’ independent registered accountants, the Audit & Compliance Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations. The Audit & Compliance Committee also considers and evaluates enterprise risk. In addition, the Investment Performance Analysis Committee provides the Board with information relevant to assessing risk oversight by monitoring and reviewing the Funds’ performance metrics, including measurements of risk-adjusted returns, and by regularly conferring with the Investment Manager on performance-related risks. The Investment Performance Analysis Committee also receives regular reports from GSAL regarding the risks associated with the Funds’ securities lending program, including counterparty risk and liquidity. The Governance Committee also considers risk management issues as appropriate.

The Funds’ CCO reports to the Audit & Compliance Committee and to the Board at least quarterly regarding compliance, operational and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance, operational, investment and legal risk issues affecting the Funds during meetings with the Independent Trustees and consults with counsel. The CCO updates the Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to material risk.

Trustee Experience

The following is a description of the material attributes, skills and experiences that relate to the suitability of each Trustee to serve on the Board. In addition to these factors, a Trustee is required to possess certain other qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board and an understanding of a Trustee’s fiduciary obligations with respect to a registered investment company. The Board and Governance Committee believe that each of the Trustees possesses these characteristics in addition to other attributes discussed below.

Margaret M. Eisen. Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her position as a director of a public operating company, her position as a trustee of a college board and her position as the chair of the board of another registered investment company. Ms. Eisen also is familiar with the operations of the Board and oversight of the Investment Manager and other Fund service providers through her service as an Independent Trustee for the past 22 years.

John C. Heaton. Mr. Heaton is experienced with investment matters as a result of his educational background and academic experience as a professor of finance at the University of Chicago, Booth School of Business. Mr. Heaton has particular experience analyzing investment performance as a result of his financial consulting positions with the investment committees of certain private funds. His consulting experience has focused on matters involving trading litigation, securities pricing, pension fund allocation and fund management. Mr. Heaton also has numerous academic publications in the fields of economics and finance. Mr. Heaton also is familiar with the operations of the Board and oversight of the Investment Manager and other Fund service providers through his service as an Independent Trustee for the past 14 years.

Dianne F. Lob. Ms. Lob has financial, regulatory, product development and management experience by virtue of her more than 40 years of working in the financial services and investment banking industries. During her career, Ms. Lob served as a senior managing director of a large asset management firm and investment banker specializing in mergers and acquisitions and debt and equity financing for companies in a variety of industries at a major global bank. She has experience with board functions through her former positions as the president and a member of the board of directors of a $30 billion mutual fund complex. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Manager and other Fund service providers as a result of her service as an Independent Trustee since September 2021.

Charles R. Phillips. Mr. Phillips has investment, financial and regulatory experience through working for over 30 years in the financial services industry. He has direct investment experience, having served as vice chairman and client account manager for high net worth clients of a private bank within a large banking firm. Mr. Phillips is familiar with analyzing and evaluating financial statements of issuers and investment advisers as a result of his investment experience. He has experience with board functions through his former position as a director of a private foundation. Mr. Phillips is familiar with the operations of the Board and oversight of the Investment Manager and other Fund service providers through his service as an Independent Trustee over the past nine years.

David J. Rudis. Mr. Rudis has financial, banking, investment, and management experience through more than 30 years of working in the financial services industry. He has held various senior executive positions at regional and national banks, including serving as an executive of a Fortune 100 financial institution. Mr. Rudis has familiarity with complex financial, regulatory and banking issues. He also has extensive experience with operations management and business development in the financial services sector. Mr. Rudis also is familiar with the operations of the Board and the oversight of the Investment Manager and other Fund service providers through his service as a Trustee for the past 14 years.

Ralph Wanger. Mr. Wanger has investment, business, finance and regulatory experience through his position as founder of the Investment Manager as well as his position as former chief investment officer and portfolio manager of the firm. Mr. Wanger understands Board operations though his service on the Board for 54 years. Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Compensation

Trustees are compensated for their services to the Columbia Funds Complex on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended December 31, 2023

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn International Select	Columbia Thermostat Fund	Columbia Acorn European Fund	Aggregate Compensation from the Trust	Total Compensation from Columbia Funds Complex Paid to Independent Trustees
Maureen M. Culhane*	$57,841	$28,660	$4,953	$29,455	$1,464	$122,375	$139,500
Margaret M. Eisen	$62,685	$31,069	$5,370	$31,925	$1,587	$132,637	$151,200
John C. Heaton	$61,169	$30,369	$5,243	$31,145	$1,547	$129,475	$147,600
Dianne F. Lob	$62,685	$31,069	$5,370	$31,925	$1,587	$132,637	$151,200
Charles R. Phillips	$61,169	$30,369	$5,243	$31,145	$1,547	$129,475	$147,600
David J. Rudis	$76,823	$38,070	$6,581	$39,130	$1,946	$162,553	$185,300

*	Ms. Culhane retired from the Board effective December 31, 2023.

Trustee Emeritus Compensation for the Fiscal Year Ended December 31, 2023

Name of Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn International Select	Columbia Thermostat Fund	Columbia Acorn European Fund	Aggregate Compensation from the Trust	Total Compensation from Columbia Funds Complex Paid to Trustees
Ralph Wanger(1)	$30,223	$14,981	$2,586	$15,380	$763	$63,935	$72,900

(1)

During the fiscal year ended December 31, 2023, Mr. Wanger deferred all of his compensation from the Trust and all of his total compensation from the Columbia Funds Complex through the deferred compensation plan. At December 31, 2023, the value of Mr. Wanger’s account under the plan was $2,749,841.

The Trust and Wanger Advisors Trust have adopted a deferred compensation plan for the Independent Trustees and Mr. Wanger. Under the plan, any Trustee who is not an “interested person” of the Trust or the Investment Manager (participating Trustees) and Mr. Wanger may defer receipt of all or a portion of their compensation as Trustees in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating Trustee is credited to a book reserve account as of the business day such compensation would have been paid to such Trustee. The value of a participant’s deferral account at any time is equal to the value that the account would have had if the contributions to the account had been invested in Class Inst 3 shares (as of January 1, 2022, and Class Inst shares prior thereto, with legacy Class Inst shares converted to Class Inst 3 shares effective April 1, 2022) of one or more of the Funds or in shares of Columbia Government Money Market Fund — or, prior to May 1, 2010, other affiliated money market funds — as designated by the participant. Upon retirement, the Trustee may receive payments under the plan in a lump sum or in equal annual installments over a period of five years depending on his or her election in accordance with the terms of the plan. If a participating Trustee dies, any amount payable under the plan will be paid to that Trustee’s designated beneficiaries. Each Fund’s obligation to make payments under the plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the plan.

The Agreement and Declaration of Trust (the Declaration of Trust) provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Beneficial Equity Ownership

The table below shows, for each Trustee, the amount of equity securities of each Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Complex, including notional amounts through the deferred compensation plan, stated as one of the following ranges: A = $0; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; and E = over $100,000.

The Trustees and officers of the Funds individually and in the aggregate beneficially own less than 1% of each Fund. For details, see Control Persons and Principal Shareholders — Management Ownership of the Funds.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2023

Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn International Select	Columbia Acorn European Fund	Columbia Thermostat Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex
Margaret M. Eisen	A	E	A	A	A	E
John C. Heaton	E	A	A	A	A	E
Dianne F. Lob	C	C	A	A	C	D
Charles R. Phillips	A	D	A	A	A	D
David J. Rudis	E	A	C	A	E	E

Trustee Emeritus Ownership for the Calendar Year Ended December 31, 2023

Trustee	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn International Select	Columbia Acorn European Fund	Columbia Thermostat Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex
Ralph Wanger	E	E	A	A	E	E

The Officers

The following table provides basic information about the officers of the Trust, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each officer is c/o Columbia Management Investment Advisers, LLC, 290 Congress Street, Boston, MA 02210 except for Mses. Maschmeyer and Roth, whose address is c/o Columbia Wanger Asset Management, LLC, 71 S. Wacker Drive, 25th Floor, Chicago, Illinois 60606. The officers of the Trust serve without any compensation from the Trust except that a portion of the compensation paid to Mr. McGuire is allocated to the Trust.

Officer Biographical Information

Name and Age at March 31, 2024	Position with the Trust*	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Daniel J. Beckman, 61	President and Principal Executive Officer	2021	Trustee, President and Principal Executive Officer of the Columbia Funds, since June 2021; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; Director, Ameriprise Trust Company, since 2016; Director, Columbia Management Investment Distributors, Inc. since 2018.

Michael G. Clarke, 54	Treasurer and Principal Accounting and Financial Officer	2004	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations & Investor Services, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 – February 2022 and Vice President – Accounting and Tax, May 2010 – May 2019); Assistant Treasurer, Columbia

Name and Age at March 31, 2024	Position with the Trust*	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
			Acorn Trust and Wanger Advisors Trust from 2004 to 2021; senior officer of Columbia Funds and affiliated funds since 2002; Director, Ameriprise Trust Company, since June 2023.

Patrick Devery, 55	Assistant Secretary	2024	Chief Compliance Officer, CWAM, since 2023; Senior Director, Ameriprise Financial, since August 2018 (previously Director, May 1, 2010 – August 2018).

Timothy Garvin, 55	Assistant Treasurer	2024	Vice President of Mutual Fund Accounting, Columbia Management, since January 2019; Assistant Treasurer of Columbia Funds since 2019; Director, Ameriprise Trust Company, since 2024.

Ryan C. Larrenaga, 53	Assistant Secretary and Chief Legal Officer	2015	Vice President and Chief Counsel, Ameriprise Financial, since August 2018 (previously, Vice President and Group Counsel, August 2011-August 2018); Senior Vice President and Chief Legal Officer since 2017, and Secretary since 2015, Columbia Funds; officer of Columbia Funds and affiliated funds since 2005.

Erika K. Maschmeyer, 43	Vice President	2020	Head of Domestic Equity, CWAM, since February 2023 and Director of Domestic Research, CWAM, since April 2021; portfolio manager and/or analyst, CWAM, since 2016.

Thomas P. McGuire, 51	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds, since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, September 2010-September 2020.

Marybeth Pilat, 55	Assistant Treasurer	2022	Vice President – Product Pricing and Administration, Columbia Management, since May 2017.

Name and Age at March 31, 2024	Position with the Trust*	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years

Julian Quero, 57	Assistant Treasurer	2015	Vice President-Tax, Columbia Management, since 2009.

Martha A. Skinner, 49	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management, since November 2015.

Linda Roth, 54	Secretary	2006	Business support analyst, CWAM, since April 2007; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2011-2020.

*	The Trust’s officers also serve in the indicated roles for Wanger Advisors Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, as well as the terms of the Advisory Agreement, the Investment Manager is responsible for decisions to buy and sell securities and other instruments and assets for a Fund, for the selection of broker-dealers, for the execution of a Fund’s transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager effects transactions for the Fund consistent with its duty to seek best execution of client (including Fund) orders under the circumstances of the particular transaction. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge negotiated commissions for their services. Orders may be directed to any broker-dealer to the extent and in the manner permitted by applicable law and by the policies and procedures of the Investment Manager.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Investment Manager effects security transactions for the Funds consistent with its duty to seek best execution of client (including the Funds) orders under the circumstances of the particular transaction, which may result in a Fund paying a brokerage commission in excess of what another broker-dealer might have charged for effecting the same transaction. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security or other instrument or asset, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Reports on brokerage commissions are provided at least annually to the Board.

Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and other instruments and assets and information concerning prices of same; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other funds. Such information may be communicated electronically, orally or in written form.

Investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). MiFID II limits the use of soft dollars by investment subadvisers located in the European Union and in certain circumstances may result in the Investment Manager reducing the use of soft dollars with respect to certain groups of clients, which may or may not include the Funds.

Broker-dealers may, from time to time, arrange meetings with management of companies and provide access to consultants who supply research information. The outside research is useful to the Investment Manager since, in certain instances, the broker- dealers utilized by the Investment Manager may follow a different universe of issuers and other matters than those that the Investment Manager’s staff follow. In addition, this research provides the Investment Manager with a different perspective on investment matters, even if the securities research obtained relates to issuers followed by the Investment Manager.

Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. Broker-dealer research typically supplements rather than replaces the Investment Manager’s own research, tending to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Fund or Funds whose trading through a broker-dealer generated the research services. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds.

The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Funds by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Funds are not reduced because the Investment Manager receives such services.

Unless prohibited by applicable law, Section 28(e) of the 1934 Act, provides a “safe harbor” for the Investment Manager to obtain research used in investment decision-making and brokerage services with client commissions. As a result, broker-dealers typically provide services including research and execution of transactions. The research provided can be either broker-dealer proprietary research (created and provided by a broker-dealer, including tangible research products as well as access to analysts and traders) or third party research (created by a third party but provided by a broker-dealer). The Investment Manager uses broker-dealers who provide both types of research products and services, as well as brokerage products and services, in exchange for commissions generated by transactions in the client accounts (including the Funds), also known as “soft dollars” or client commission arrangements.

Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the brokerage and research services offered. Generally, the Investment Manager may execute trades through a broker-dealer, which subsequently makes payment to a research-producing broker-dealer at the Investment Manager’s direction, retaining a predetermined portion of the commissions for execution. The Investment Manager determines the amount of the payments through a broker research evaluation process. This compensation method, sometimes referred to as a “commission sharing arrangement” allows the Investment Manager to more selectively obtain research from one broker-dealer while seeking the execution services of another, preferred execution broker-dealer. Such commission sharing arrangements do not obligate the Investment Manager to generate a specified level of commissions with the executing broker-dealers. The Board reviews the Investment Manager’s soft dollar practices at least annually.

The Investment Manager does not consider sales of shares of the Funds as a factor in the selection of broker-dealers through which to execute securities transactions on behalf of the Funds. On a periodic basis, the Investment Manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, and evaluates execution, operational efficiency, and research services. Certain limited reviews are also conducted by an independent third-party evaluator.

Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

Some broker-dealers may indicate that the provision of research products is dependent upon the generation of certain specified levels of commission by the Funds. The Investment Manager’s research analysts periodically rate the quality of research products provided by various broker-dealer firms. Based on these evaluations, the Investment Manager develops target levels of commission dollars on a firm-by-firm basis. The Investment Manager attempts to direct trades to each individual approved broker-dealer firm to meet those targets. The targets that the Investment Manager establishes for various broker-dealers for both proprietary and for third party research typically reflect discussions that the Investment Manager has with the broker-dealer providing the research regarding the level of commissions it expects to receive for the research. However, those targets, which are established on a calendar year basis, are not binding commitments, and the Investment Manager does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar research. In setting those targets, the Investment Manager makes a determination that the value of the research is reasonably commensurate with the cost of acquiring it. The Investment Manager will receive the research whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. The Investment Manager generally will carry over target shortages and excesses to the next year’s target. The Investment Manager believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Investment Manager can meet the non-binding expectations of broker-dealers providing soft dollar research over flexible time periods. In the case of third party research, the third party is paid by the broker-dealer and not by the Investment Manager.

In certain instances, the Investment Manager pays for research products with commissions on trades executed through electronic communications networks (ECNs). The Investment Manager may direct a portion of the commissions from these trades to an introducing broker through a Commission Sharing Agreement (CSA). Where the Investment Manager has executed a CSA with an introducing broker-dealer, the Investment Manager will place a trade with the ECN, and pay the negotiated commission to the ECN. The ECN will then credit a negotiated portion of the commission to the introducing broker-dealer as requested by the Investment Manager for the purpose of funding a pool to be used to pay for research products or services received by the Investment Manager from other third parties. In addition, the ECN will credit a further portion of the commission negotiated by the ECN and the introducing broker-dealer to the introducing broker-dealer for its services in administrating the CSA. The ECN makes periodic lumpsum payments to the introducing broker-dealer. CSAs are a permitted form of soft dollar transaction under Section 28(e) of the 1934 Act.

The Investment Manager may use step-out transactions. A “step-out” is an arrangement in which the Investment Manager executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The Investment Manager may receive research products and services in connection with step- out transactions.

Use of Fund commissions to obtain research products and services may create potential conflicts of interest between the Investment Manager and a Fund because it allows the Investment Manager to use the research in managing its client accounts without paying cash (“hard dollars”) out of its own assets without a commensurate reduction in its advisory fees. However, the Investment Manager has policies and procedures designed to mitigate these conflicts and ensure that the use of Fund commissions falls within the “safe harbor” of Section 28(e) of the 1934 Act.

Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). While the Investment Manager currently does not obtain mixed use products using soft dollars, it has procedures in place to assure that Fund commissions pay only for the investment decision-making portion of a mixed-use item.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

Columbia Threadneedle operates several trading desks in different geographic locations that support different portfolio management teams managing a variety of accounts and products, including the Investment Manager’s portfolio management teams supporting the Funds. The Columbia Threadneedle trading desks are functionally and operationally integrated to operate as one global desk. While the trading desks operate in several locations, the desks operate under the same oversight and reporting lines and are generally conducted under similar policies and procedures.

As the Investment Manager seeks to enhance its investment capabilities and services to its clients, including the Funds, the Investment Manager may engage certain of its Participating Affiliates around the world to provide a variety of services. For example, the Investment Manager may engage Participating Affiliates and their personnel to provide (jointly or in coordination with the Investment Manager) services relating to client relations, investment monitoring, account administration, trading and discretionary investment management (including portfolio management and risk management) to certain accounts the Investment Manager manages, including the Funds, other pooled vehicles and separately managed accounts. In some circumstances, a Participating Affiliate may delegate responsibility for providing those services to another Participating Affiliate. In addition, the Investment Manager may provide certain similar services to its Participating Affiliates for accounts they manage.

The Investment Manager believes that harnessing the collective expertise of the firm and its Participating Affiliates will benefit its clients. In this regard, the Investment Manager has certain portfolio management and client servicing teams at both the firm and at Participating Affiliates (through other intercompany arrangements) operating jointly to provide a better client experience. These joint teams use expanded and shared capabilities, including the sharing of research and other information by investment personnel (e.g., portfolio managers and analysts) relating to economic perspectives, market analysis and equity securities analysis.

Participating Affiliates may provide certain advisory and trading-related services to certain of the Investment Manager’s accounts, including the Funds. The Investment Manager may also provide similar services to certain accounts of Participating Affiliates. The Investment Manager believes that local trading in certain local markets will benefit its clients, including the Funds. However, such services may result in potential conflicts of interest to such accounts.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Funds will not execute portfolio transactions through, or buy or sell portfolio securities from or to the Investment Manager and its affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that the transaction is effected in accordance with the Funds’ Rule 17e-1 procedures, which require: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds.

Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Funds have adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of securities that may be subject to Rule 10f-3.

Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those other investment companies and accounts advised or managed by the Investment Manager. To the extent permitted by law, when a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other investment portfolios, investment companies or accounts in executing transactions, and such transactions will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates –Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following table describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Columbia Acorn Fund	$1,412,794	$1,615,053	$2,730,299
Columbia Acorn International	$1,742,316	$1,313,692	$2,084,948
Columbia Acorn International Select	$229,597	$222,920	$400,337
Columbia Acorn European Fund	$56,683	$69,955	$164,770
Columbia Thermostat Fund	$341,675	$303,945	$33,185

For Columbia Acorn European Fund, differences in the amount of brokerage commissions paid in 2023 relative to 2021 were primarily the result of market volatility as well as shareholder subscription and redemption activity in the Fund.

For Columbia Thermostat Fund, differences in the amount of brokerage commissions paid in 2022 and 2023 relative to 2021 were primarily the result of market movements during the periods and changes made in 2022 to the Stock/Bond Allocation Table described in the Fund’s prospectus.

The Funds paid no brokerage commissions to affiliated broker-dealers for the fiscal years ended December 31, 2023, December 31, 2022 and December 31, 2021.

Directed Brokerage

The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.

During the fiscal year ended December 31, 2023, the Funds directed brokerage transactions in the dollar amounts shown in the following table, which also shows the commissions paid to broker-dealers in connection with those transactions.

	Directed Commissions	Directed Transactions
Columbia Acorn Fund	$596,564	$2,883,052,324
Columbia Acorn International	$672,379	$826,102,704
Columbia Acorn International Select	$84,519	$115,578,156
Columbia Acorn European Fund	$26,025	$33,498,429
Columbia Thermostat Fund	—	—

Securities of Regular Broker-Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Columbia Funds Complex.

As of December 31, 2023, the Funds did not own securities of any “regular broker or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act.

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor and the Investment Manager may pay significant amounts to Financial Intermediaries, including other Ameriprise Financial affiliates, for providing the types of services that would otherwise be provided directly by a mutual fund’s transfer agent. The level of payments made to Financial Intermediaries may vary by Financial Intermediary and according to distribution channel. A number of factors may be considered in determining payments to a Financial Intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting and/or the provision of call center support and other customer services (Additional Shareholder Services).

Payments for Additional Shareholder Services vary by Financial Intermediary. Subject to certain limitations, the Board has authorized the Funds to compensate the Transfer Agent for payments made to such Financial Intermediaries, including Ameriprise Financial affiliates, for Additional Shareholder Services in amounts that vary with the type of intermediary and the type of Additional Shareholder Services provided. The Funds believe that such compensation levels are reasonably related to the Additional Shareholder Services provided, but payments may vary due to competitive pressure and there can be no assurance that a Fund will be able to identify with specificity the costs of particular Additional Shareholder Services for which compensation is paid. The amounts payable to such Financial Intermediaries for Additional Shareholder Services in excess of the amounts paid by the Fund are borne by the Distributor or other Ameriprise Financial affiliates from their own resources. These payments are in addition to the annual transfer agency fees paid by a Fund to the Transfer Agent, as described in Investment Management and Other Services — Other Services Provided — The Transfer Agent, and may include payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected Financial Intermediaries receiving shareholder servicing payments as compensation for the costs of printing literature for participants, account maintenance fees or fees for establishment of the Funds on the Financial Intermediary’s system or other similar services.

As of April 2024, the Transfer Agent and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Funds to the Financial Intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments relating to the Funds from the Transfer Agent and/or other Ameriprise Financial affiliates

•	ADP Broker-Dealer, Inc.
•	American United Life Insurance Co.
•	American Enterprise Investment Services Inc.*
•	Ameriprise Financial Services, LLC*
•	Ascensus, Inc.
•	Avantax Investment Services, Inc.
•	AXA Equitable Life Insurance
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Benefit Trust
•	BMO Harris Bank
•	BNY Mellon, N.A.
•	Charles Schwab & Co., Inc.
•	Charles Schwab Trust Co.
•	Edward D. Jones & Co., LP
•	Equitable Advisors
•	Fidelity Brokerage Services Inc.
•	Fidelity Investments Institutional Operations Co.
•	Genworth Life and Annuity Insurance Company

•	Genworth Life Insurance Co. of New York
•	Goldman Sachs & Co.
•	GWFS Equities, Inc.
•	Janney Montgomery Scott, Inc.
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	John Hancock Trust Company
•	JPMorgan Securities LLC
•	Lincoln Life & Annuity Company of New York
•	Lincoln National Life Insurance Company
•	Lincoln Retirement Services
•	LPL Financial Corporation
•	Massachusetts Mutual Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Co.
•	Morgan Stanley Smith Barney LLC
•	MSCS Financial Services Division of Broadridge Business Process Outsourcing LLC
•	National Financial Services
•	Nationwide Investment Services
•	Newport Retirement Services, Inc.
•	Oppenheimer & Co., Inc.
•	Pershing LLC
•	Plan Administrators, Inc.
•	PNC Bank
•	Principal Life Insurance Company of America
•	Prudential Insurance Company of America
•	Raymond James & Associates
•	RBC Capital Markets
•	Reliance Trust
•	Sammons Retirement Solutions
•	SEI Private Trust Company
•	Standard Insurance Company
•	Stifel Nicolaus & Co.
•	Talcott Resolution Life Insurance Company
•	TD Ameritrade Clearing, Inc.
•	TD Ameritrade Trust Company
•	Teachers Insurance and Annuity Association of America
•	Transamerica Financial Life Insurance Company
•	T. Rowe Price Group, Inc.
•	UBS Financial Services, Inc.
•	Unified Trust Company, N.A.
•	US Bank N.A.
•	VALIC Retirement Services Company
•	Vanguard Group, Inc.
•	Vanguard Marketing Corp.
•	Voya Retirement Insurance and Annuity Company
•	Wells Fargo Advisors
•	Wells Fargo Clearing Services LLC

*	An affiliate of Ameriprise Financial.

The Transfer Agent and/or other Ameriprise Financial affiliates may enter into similar arrangements with other Financial Intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial Intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected Financial Intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Financial Intermediary may receive payments under all categories. A Financial Intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a Financial Intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Financial Intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the Financial Intermediary, the size of the customer/shareholder base of the Financial Intermediary, the manner in which customers of the Financial Intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the Financial Intermediary (as described more fully below) and the costs incurred by the Financial Intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and Financial Intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectus.

Marketing Support Payments

The Distributor and its affiliates make payments, from their own resources, to certain Financial Intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating Financial Intermediary personnel about the Funds and shareholder financial planning needs, placement on the Financial Intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the Financial Intermediary, client servicing, systems infrastructure support and data analytics. Not all financial intermediaries receive Marketing Support Payments. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that Financial Intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that Financial Intermediary, reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each Financial Intermediary, the marketing support payments to each Financial Intermediary generally are expected to be between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Funds attributable to the Financial Intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the Financial Intermediary. The Distributor, the Investment Manager and other Ameriprise Financial affiliates make payments with respect to a Fund or the Columbia Funds in materially larger amounts or on a basis materially different from those described above when dealing with certain Financial Intermediaries.

As of April 2024, the Distributor, the Investment Manager or their affiliates had agreed to make marketing support payments relating to the Funds to the Financial Intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments relating to the Funds from the Distributor and/or other Ameriprise Financial affiliates

•	AIG Advisor Group
•	American Enterprise Investment Services, LLC*
•	Cetera Financial Group
•	Citigroup Global Markets Inc./Citibank
•	Commonwealth Financial Network
•	GreatWest Life & Annuity Insurance Company
•	Lincoln Financial Advisors Corp.
•	LPL Financial Corporation
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley Smith Barney LLC
•	Northwestern Mutual Investment Services, LLC
•	PNC Investments
•	Raymond James & Associates, Inc.
•	Raymond James Financial Services, Inc.
•	UBS Financial Services Inc.
•	Unified Trust Company, N.A.
•	US Bancorp Investments, Inc.
•	Vanguard Marketing Corp.
•	Wells Fargo Advisors, LLC
•	Wells Fargo Advisors Financial Network, LLC
•	Wells Fargo Clearing Services LLC

*	An affiliate of Ameriprise Financial.

The Distributor, the Investment Manager and/or their affiliates may enter into similar arrangements with other Financial Intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources and not as a Fund expense, typically provides additional compensation to certain Financial Intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor includes financial assistance to Financial Intermediaries that enable the Distributor to participate in and/or present at Financial Intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Financial Intermediary employees, Financial Intermediary entertainment and other Financial Intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your Financial Intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your Financial Intermediary and review carefully any disclosure your Financial Intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Financial Intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment

Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.

Performance Disclosure

Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (although differences in expenses between share classes may change over time).

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below, each of which has different fees and expenses and other features. Subject to certain limited exceptions discussed in each Fund’s prospectus, a Fund or share class may no longer be accepting new investments from current shareholders or prospective investors. A Fund may, at any time and without notice, offer or stop offering any share class to the general public for investment.

The Trust’s Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the NAV of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A	Class Adv	Class C	Class Inst(1)	Class Inst2(2)	Class Inst3(3)	Class S(4)
Columbia Acorn Fund	✓	✓	✓	✓	✓	✓	✓
Columbia Acorn International	✓	✓	—	✓	✓	✓	✓
Columbia Acorn International Select	✓	✓	—	✓	✓	✓	✓
Columbia Acorn European Fund	✓	✓	—	✓	—	—	—
Columbia Thermostat Fund	✓	✓	✓	✓	✓	✓	✓

(1)

Financial Intermediaries that clear Fund share transactions through designated Financial Intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination, effective March 31, 2013, of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are no longer permitted to establish new Class Inst accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Inst account as of close of business on March 28, 2013, and have continuously held Class Inst shares in such account after such date, may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Inst accounts. Accounts of Financial Intermediaries (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated Financial Intermediaries and their mutual fund trading platforms are not permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions).

(2)

Shareholders with Class Inst2 shares accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst2 shares may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts and add new shareholders in the program.

(3)

Shareholders with Class Inst3 shares accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Inst3 shares may not establish new accounts but may continue to make additional purchases of Class Inst3 shares in existing accounts.

(4)	Class S shares are not currently available for purchase.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of a Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid pro rata to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of a Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan under Rule 18f-3 under the 1940 Act.

Voting Rights and Shareholder Meetings

As described in About the Trust, the Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The SEC has adopted many rules under the 1940 Act and the Investment Advisers Act of 1940 to strengthen fund governance and compliance oversight of mutual funds and their service providers. The Board will convene meetings of shareholders to elect trustees as required by the 1940 Act or as deemed otherwise appropriate by the Board.

The Trustees may fill any vacancies on the Board except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, fewer than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as fewer than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, or otherwise as specified in the Trust’s organizational documents. Except as otherwise disclosed in a Fund’s prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders’ meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by Fund or by class.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectus.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectus under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. The Trust may not suspend shareholders’ right of redemption or postpone payment for more than seven days unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust

Conduct of the Trust’s Business

Forum Selection. The Trust’s Bylaws provide that the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust or any of its Trustees, officers or employees arising pursuant to any provision of the Massachusetts Business Corporation Act, the Massachusetts Uniform Trust Code or the Trust’s Declaration of Trust or Bylaws, or (iv) any action asserting a claim against the Trust or any of its Trustees, officers or employees, if any, governed by the internal affairs doctrine, shall be the federal or state courts sitting within the Commonwealth of Massachusetts. This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder finds favorable or convenient for disputes with the Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Bylaws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The Trust’s Declaration of Trust and Bylaws contain provisions regarding derivative and direct claims of shareholders. As used in the Bylaws, a “direct” shareholder claim shall refer to: (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under the Declaration of Trust, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is provided under the U.S. federal securities laws such as, for example, a claim under Section 36(b) of the 1940 Act. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim as used in the Bylaws. The Trustees of the Trust shall consider any such direct or derivative demand or request within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of a Fund. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization. Any person purchasing or otherwise holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other employees of the Trust and/or its service providers. For a complete discussion of derivative and direct claims of shareholders, please consult the Trust’s Bylaws, which are included as an exhibit to Part C of the Funds’ registration statement.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements the information in the Funds’ prospectuses.

The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.

The Trust also may honor redemption requests with in-kind distributions of readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund at the beginning of the period.

The Trust does not have any arrangements with shareholders or other individuals that would permit frequent purchases or redemptions of Fund shares.

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.

Potential Adverse Effects of Large Investors

For information regarding the potential adverse effects of large investors in the Fund, see ABOUT THE FUNDS’ INVESTMENTS — Information Regarding Risks — Large Fund Investor Risk.

Privileges of Insurance Company Separate Accounts

Class A shares of a Fund may be sold to an insurance company separate account without the imposition of a front-end sales charge provided that the following conditions are met:

•	The insurance company separate account is either (i) structured as a pool of IRA accounts managed by a sponsoring insurance company or (ii) for the benefit of group retirement plans;

•	The sponsoring insurance company makes shares of the Fund available to its contract owners/investors without the imposition of a sales charge; and

•

The sponsoring insurance company provides services to the investors in the insurance company separate account, including recordkeeping and administrative services, for which the sponsoring insurance company would be compensated by the Trust’s service providers and not by the Fund.

Additional Information about Investing in the Funds

Refer to the Funds’ prospectuses for details regarding how to buy, sell and exchange shares of the Funds.

The investment minimums for the Funds’ various share classes are set forth in the Funds’ prospectuses. Additional information about each of the Funds’ share classes and choosing among them is set forth in Appendix S.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious or unusual activity, or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

The share price of each Fund is based on each Fund’s net asset value (NAV) per share, which is calculated separately for each class of shares as of the end of the Business Day. The NYSE is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The value of each Fund’s portfolio securities is determined in accordance with the Funds’ valuation policy and procedures, which are approved by the Board. The Board has appointed the Investment Manager to manage and implement the day-to-day valuation of Fund portfolio securities.

Except as described below under Fair Valuation of Portfolio Securities, the Fund’s portfolio securities are typically valued using the following methodologies, certain of which may represent fair values, rather than market quotations:

Equity Securities. Equity securities listed on an exchange are valued at the closing price or last trade on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks will be fair valued. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies as of the valuation time.

Fixed Income Securities. Debt securities (including convertible securities) with remaining maturities in excess of 60 days are valued based on prices obtained from a pricing service. If pricing information is unavailable from a pricing service or is not believed to be reflective of market value, then a security may be valued at a bid quote from a broker-dealer, or, if a bid quote from a broker-dealer is not available, at fair value as determined by the Investment Manager. Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost.

Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity. Thereafter the fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the amortized cost value of such securities is not reflective of market value, then the valuation process for debt securities with remaining maturities in excess of 60 days will be applied. Short-term variable rate demand notes are typically valued at par value. Newly issued debt securities may be valued at purchase price for up to two days following purchase or at fair value if the purchase price is not believed to be reflective of market value.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settlement price as determined by their principal exchange or, in the absence of settlement price, at the mean of the closing bid and ask. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are fair valued. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase and Reverse Repurchase Agreements. Repurchase and reverse repurchase agreements are generally valued at a price equal to the amount of cash invested in the repurchase agreement, or borrowed in the reverse repurchase agreement, respectively, at the time of valuation.

Bank Loans. Bank loans purchased in the primary market are typically valued at acquisition cost for up to two days, and are then valued using a market quotation from a pricing service or quote from a broker-dealer, or if such quotes are unavailable, fair value. Bank loans trading in the secondary market are fair valued unless readily available market quotations are available.

Private Placement Securities. Private placement securities are fair valued, typically with pricing inputs such as prices from broker-dealers or using internal analysis and any issuer-provided financial information.

Foreign Currencies. Foreign currencies, securities denominated in foreign currencies and payables/ receivables denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

Fair Valuation of Portfolio Securities

In the event that (i) market quotations are not readily available, such as when trading is halted or securities are not actively traded; (ii) market quotations are not reflective of market value (i.e., such prices or values are deemed unreliable in the judgment of the Investment Manager); or (iii) a significant event has been recognized in relation to a security or class of securities that is not reflected in market quotations, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE, a fair value for each such security is determined by the Investment Manager in accordance with valuation procedures approved by the Board. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any relevant factors may be taken into account in determining fair value, including but not limited to the following, among others: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, relevant factors may include, but not be limited to, the following: the value of foreign securities traded on other foreign markets; ADR and/or GDR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Unclaimed Property Laws

Many states have unclaimed property rules that provide for transfer to the state (also known as escheatment) of unclaimed property under various circumstances, including failure to maintain a correct address or failure to maintain contact with a mutual fund account. If your Direct-at-Fund Account is deemed unclaimed or abandoned under applicable state law, a Fund may be required to escheat (transfer) the assets in your Direct-at-Fund Account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold (without interest, dividends or appreciation that might have accrued absent the escheatment). In addition, if your Direct-at-Fund Account is a traditional IRA, IRS rules provide that when a traditional IRA is escheated to a state’s unclaimed property administration, the transfer is considered to be a designated distribution to the IRA owner and hence is taxable. The distribution is subject to Federal and state income tax withholding and reporting requirements, consistent with other nonperiodic distributions from IRAs.

It is your responsibility to ensure that you maintain a correct address for your Direct-at-Fund Account, and maintain contact with your Direct-at-Fund Account in ways such as by contacting the Transfer Agent by mail or telephone or accessing your Direct-at-Fund Account through the Funds’ website, and promptly cashing all checks for dividends, capital gains and redemptions. State requirements for maintaining contact with an account can vary and are subject to change. If you invest in a Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the Transfer Agent and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws. Please check your state’s unclaimed or abandoned property website for specific information.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the printing of this SAI, and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address state, local or foreign tax matters. The Funds may or may not invest in all of the securities or other instruments described in this Taxation section. Please see the Funds’ prospectuses for information about a Fund’s investments, as well as each Fund’s semiannual and annual shareholder reports.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts, Individual Retirement Accounts, variable annuity contracts or variable life insurance contracts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, shareholders who are subject to the federal alternative minimum tax, trusts, estates, pass-through entities or investors in such entities, “controlled foreign corporations,” “passive foreign investment companies,” persons eligible for benefits under an income tax treaty to which the United States is a party, or persons otherwise subject to special treatment under the Code. Investors investing through variable annuity contracts and variable life insurance policies should be aware that an investment in the Fund is expected to be treated as one investment for purposes of the “adequate diversification” requirements of Code Section 817 and the Treasury Regulations thereunder. Such investors are encouraged to consult their tax advisors and financial planners as to the tax consequences of investing in the Fund, including any potential adverse impact on the favorable tax treatment of their variable contract or policy.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership that (a) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (b) that derives at least 90% of its gross income from the passive income sources defined in Code Section 7704(d), and (c) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive-type income requirement under Code Section 7704(c)(2). Certain of a Fund’s investments in master limited partnerships (MLPs) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, limited in respect of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in, including through corporations in which the Fund owns a 20% or more voting stock interest, the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion, if any, of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year in which it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any net distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the one-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 if the Fund makes the election described above) are generally treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryovers

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Capital loss carry forwards are reduced to the extent they offset current-year net realized capital gains whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any capital gains so offset. The Funds cannot carry back or carry forward any net operating losses.

Fund	Total Capital Loss Carryover	Amount Not Expiring
		Short term	Long term
Columbia Acorn Fund	$543,406,547	$542,202,704	$1,203,843
Columbia Acorn International	$73,169,404	$46,900,305	$26,269,099
Columbia Acorn International Select	$25,417,284	$9,293,151	$16,124,133
Columbia Acorn European Fund	$17,510,722	$17,510,722	$0
Columbia Thermostat Fund	$121,337,356	$19,207,077	$102,130,279

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned any particular equalization method, and thus a Fund’s equalization method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount (“OID”), which is generally treated as interest for federal income tax purposes. If a Fund purchases a debt obligation with OID (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), which exceeds a de minimis amount, the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation, and depending on market conditions and the credit quality of the bond, might not ever receive cash for such discount. OID on tax-exempt bonds is generally not subject to U.S. federal income tax (but may be subject to the U.S. federal alternative minimum tax or “AMT,” as that term is defined below). Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues, such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status and eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Very generally, when a Fund or a Portfolio Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund or a Portfolio Fund makes an election applicable to all such bonds it purchases, which election cannot be revoked without consent of the IRS, the Fund or the Portfolio Fund reduces the current taxable interest income from the bond by the amortized premium and reduces its basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund or a Portfolio Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund or a Portfolio Fund to reduce its tax basis by the amount of the amortized premium.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction, unless the option is subject to Section 1256 of the Code, described below. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as “wash-sale” or short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses, cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements and certain commodity-linked investments, are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are currently permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. The section 199A deduction is scheduled to sunset for distributions after December 31, 2025.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (REIT), a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in master limited partnerships (MLPs) will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if, in later periods, a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. Any Fund distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP, will not qualify for the deduction that could be available to a non-corporate shareholder were the shareholder to own such MLP directly. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to shareholders as ordinary income.

As noted above, certain of the ETFs and MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, all or a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and may affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a foreign corporation that, for its taxable year in which the dividend is paid or the preceding taxable year, is a PFIC will not be eligible to be treated as qualified dividend income, as defined below.

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (CFC) provisions of the Code. Generally, a CFC is a foreign corporation that is owned (directly, indirectly, or constructively determined by reference to complex ownership attribution rules under the Code) more than 50% (measured by voting power or value) by U.S. Shareholders. If a Fund were a U.S Shareholder of a CFC, then the Fund may be required to recognize income with respect to the CFC before amounts are distributed to the CFC. The Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects either unrealized gains or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for “qualified dividend income” and exempt-interest dividends, both defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable at ordinary income rates. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders. Certain events may require a Fund to sell significant amounts of appreciated securities, and make large Capital Gain Dividends relative to the Fund’s NAV. Such events may include large net shareholder redemptions, portfolio re-balancing or fund mergers. A Fund generally provides estimates of expected Capital Gain Dividends (if any) prior to the distribution on columbiathreadneedleus.com.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Dividends reported by a Fund as qualified dividend income are generally taxed at long-term capital gain tax rates for individual shareholders. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the Fund’s shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s gross income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The Code generally imposes a 3.8% net investment income tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. Certain details of the implementation of the tax remain subject to future guidance. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As described above, if the Fund invests in REITs, the Fund may report “section 199A dividends” treated as qualified REIT dividends in the hands of non-corporate shareholders, who are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them through 2025, subject to certain limitations.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

Generally, if a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. If a shareholder realizes a loss on a disposition of Fund shares, the loss generally will be disallowed under the “wash sale” rules to the extent that he or she purchases (including through the reinvestment of dividends) substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss generally will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

Cost Basis Reporting

Each Fund (or the shareholder’s financial intermediary, if Fund shares are held through a Financial Intermediary) generally is required to report to shareholders and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. In addition, for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012, the Funds (or the shareholder’s Financial Intermediary) generally are required to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short-or long-term and whether any loss is disallowed under the “wash sale” rules. Note, however, wash sale activity may not be captured in this reporting if the share disposed of and the share acquired are not in the same account, such that taxpayers may need to make their own adjustments to their losses claimed and their share basis. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Columbia Funds’ website at columbiathreadneedle.com/us or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a Financial Intermediary, he or she should contact their Financial Intermediary to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds of Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a taxpayer claims a foreign tax credit and the tax is later refunded, the taxpayer generally must notify the IRS, which redetermines the taxpayer’s U.S. income tax liability for the relevant years. The application of this rule to a Fund that has elected to pass through foreign tax credits to shareholders is not entirely clear. If a Fund receives a refund of foreign taxes paid in a prior year, the Fund may file amended income tax returns for the year or years in which such tax was paid, in which case shareholders during such year or years may owe additional tax, or, if eligible, the Fund may either (A) elect to apply the foreign tax netting approach described in Section 4 of Notice 2016-10 (or subsequently-issued regulations) with respect to such refund in the Fund’s current taxable year, or (B) request an IRS closing agreement with respect to the refund, as described in Section 5 of Notice 2016-10 (or subsequently-issued regulations). Very generally, if the foreign tax netting approach is used, the Fund would reduce the amount of foreign taxes reported to shareholders for the year in which the refund is received, thereby reducing the foreign tax credits passed through to shareholders for such year. If the Fund enters into an IRS closing agreement, the Fund generally will be required to pay a tax or other amount to the IRS in lieu of an amended tax return, and in satisfaction of any potential U.S. tax liability of Fund shareholders with respect to such refunded foreign tax. Therefore, this decision could affect the amount of foreign tax passed through to shareholders, and the amount of tax incurred by the Fund. The Fund is not required to distribute any foreign tax refunded.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a Fund of Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds). Consequently, their income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund of Funds recognizes its share of those losses (so as to offset distributions of capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The rules could defer losses of a Fund of Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

Depending on the percentage ownership of a Fund of Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund of Funds of such underlying fund may cause the Fund of Funds to be treated as receiving a dividend in the full amount of the redemption proceeds instead of receiving a capital gain or loss on the redemption of shares of the underlying fund. This could be the case where a Fund of Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income;” otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

If a Fund of Funds is a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests.

Further, if a Fund of Funds is a qualified fund of funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund in which the Fund of Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.

Finally, a Fund-of-Funds generally must look through its 20 percent voting interest in a corporation, including an underlying fund, to the underlying assets thereof for purposes of the diversification test; special rules potentially provide limited relief from the application of this rule where the Fund-of-Funds is a “qualified fund-of-funds.”

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, a percentage of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund of Funds invests, see Special Tax Considerations Pertaining to Funds of Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source) and (iv) foreign corporations.

Distributions by a Fund made to foreign shareholders that are not “U.S. persons” within the meaning of the Code properly reported by a Fund as (i) Capital Gain Dividends, (ii) short-term capital gain dividends, (iii) interest-related dividends or (iv) exempt-interest dividends, each as defined above or below, generally are not subject to withholding of U.S. federal income tax. In general, the Code defines (i) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (ii) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (a) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within certain foreign countries that have inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends, exempt-interest dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders (provided, in the case of exempt-interest dividends, that the Fund and the underlying RIC meet the requirements discussed in Special Tax Considerations Pertaining to Funds-of-Funds above).

A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, exempt-interest dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income, or to short-term capital gains or U.S. source interest income to which the exception from withholding description above does not apply) are generally subject to U.S. federal income tax withheld at a rate of 30% (or lower applicable treaty rate).

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly reported as Capital Gain Dividends are not subject to U.S. federal income or withholding tax unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (USRPIs) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Special rules apply if a Fund were a qualified investment entity (QIE) because it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs, may be a USRPHC. Interests in: (i) domestically controlled QIEs, including REITs and RICs that are QIEs, (ii) not-greater-than 10% interests in publicly traded classes of stock in REITs, and (iii) not-greater-than-5% interests in publicly traded classes of stock in RICs, generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Moreover, if a Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable tax year. Such withholding generally is not required if the Fund is a domestically controlled QIE. If a Fund is a QIE, under a special “look through” rule, any distributions by the Fund to a greater-than-5% foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund. For purposes of this “look through” rule, beginning with the 2021 taxable year, the Fund is required to report Fund distributions attributable to USRPI from the Fund’s investments in REITs on forms 1099-DIV.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors. In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN,W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Each Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). For tax years beginning after 2017, entities subject to UBTI are required to calculate UBTI separately for each unrelated trade or business, which may limit their ability to offset gains and losses from multiple unrelated trades or businesses.

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Furthermore, any investment in residual interests of a collateralized mortgage obligation (“CMO”) that has elected to be treated as a real estate mortgage investment conduit (REMIC) can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on

FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, FATCA), generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an IGA) between the United States and a foreign government, as described more fully below. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund is generally required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., exempt-interest dividends, short-term capital gain dividends and interest-related dividends).

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (FFI) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed-compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance. In any of these cases, the investing FFI generally will be required to provide its Fund with appropriate identifiers, certifications or documentation concerning its status.

A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Management Ownership of the Funds as of April 1, 2024

As of April 1, 2024, the Trustees and the officers of the Trust, as a group, owned less than 1% of the outstanding equity securities of each Fund and less than 1% of the outstanding securities of the Funds in the aggregate.

Principal Holder and Control Person Ownership as of March 31, 2024

As of March 31, 2024, the name, address and percentage of ownership of each person, including certain Trustees and certain officers of Trust, who may be deemed to be a “principal holder” of a Fund as that term is defined in the 1940 Act (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) or a “control person” of a Fund as that term is defined in the 1940 Act (i.e., owns of record or is known by the Trust to own greater than 25% of a Fund’s outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise), is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other shareholders.

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Columbia Acorn European Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	32.70%	31.23%

		Class C	29.01%

		Class Inst	35.67%

	CHARLES SCHWAB & CO INC ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	25.04%	N/A

		Class Inst2	21.29%

	COLUMBIA MGMT INVESTMENT ADVISOR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Inst3	9.93%	N/A

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.21%	N/A

		Class C	6.94%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class A	5.07%	N/A

		Class Inst	23.21%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	18.65%	N/A

		Class Adv	81.72%

		Class Inst2	58.24%

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.05%	N/A

		Class Adv	16.28%
		Class C	7.96%

		Class Inst2	14.64%

		Class Inst3	90.07%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.74%	N/A

		Class Inst	13.31%

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582	Class C	12.93%	N/A

	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	13.19%	N/A

	UBS WM USA SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.92%	N/A

		Class Inst	8.76%

Columbia Acorn Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	12.31%	N/A

		Class C	15.09%

	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst3	12.20%	N/A

	CHARLES SCHWAB & CO INC ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.47%	N/A

		Class Inst	7.47%

		Class Inst2	33.57%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	44.70%	N/A

	FIIOC FBO 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	Class Inst2	16.81%	N/A

	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	Class Adv	41.50%	N/A

	LA COUNTY SANITATION DISTRICT 457 C/O MISSIONSQUARE RETIREMENT 1955 WORKMAN MILL ROAD PO BOX 4998 WHITTIER CA 90607-4998	Class Adv	21.82%	N/A

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	8.90%	N/A

		Class C	14.39%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A	8.93%	N/A

		Class Inst3	6.13%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class A	5.12%	N/A

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	11.17%	N/A

		Class Adv	7.58%

		Class Inst	7.31%

		Class Inst2	15.65%

		Class Inst3	20.34%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	8.35%	N/A

		Class Adv	12.75%

		Class C	12.45%

		Class Inst2	13.30%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.23%	N/A

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.78%	N/A

		Class C	11.77%

Columbia Acorn International	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	46.06%	N/A

		Class C	37.47%

	BOWER FOUNDATION 578 HIGHLAND COLONY PKWY STE 120 RIDGELAND MS 39157-8779	Class Inst3	5.11%	N/A

	CHARLES SCHWAB & CO INC ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Adv	6.43%	N/A

		Class Inst	9.22%

		Class Inst2	32.24%

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	45.87%	N/A

	EMPOWER TRUST FBO 8515 E ORCHARD RD 2T2 EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO 80111-5002	Class Inst2	15.85%	N/A

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.90%	N/A

	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC SPRING BRANCH ISD 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	24.23%	N/A

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class Inst3	30.73%	N/A

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.98%	N/A

		Class Adv	55.12%

		Class Inst	8.20%

		Class Inst2	30.29%

		Class Inst3	11.47%

		Class R	10.71%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	21.31%	N/A

		Class Inst2	12.09%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	17.55%	N/A

	STATE STREET CORPORATION 1 LINCOLN ST BOSTON MA 02111-2901	Class R	51.01%	N/A

	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	Class Inst2	5.80%	N/A

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.23%	N/A

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Columbia Acorn International Select	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	41.85%	26.91%

		Class C	38.08%

		Class Inst	7.18%

	BNY MELLON CUST FBO EVERSOURCE NON UNION MEDICAL TRUST 107 SELDEN ST BERLIN CT 06037-1616	Class Inst3	33.60%	N/A

	CHARLES SCHWAB & CO INC ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	5.69%	N/A

		Class Adv	10.48%

		Class Inst	10.33%

		Class Inst2	83.50%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	55.20%	N/A

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Adv	16.05%	N/A

		Class C	13.51%

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A	7.40%	N/A

		Class Inst	7.51%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	5.12%	N/A

		Class Adv	20.09%

		Class Inst	6.28%

		Class Inst2	6.69%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	46.10%	N/A

		Class C	7.98%

		Class Inst2	9.17%

	UMB BANK NA CUST SIMPLE IRA FBO JAMES JOHNSON JR 54 PERSHING BLVD LAVALLETTE NJ 08735-2833	Class C	9.35%	N/A

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.23%	N/A

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Columbia Thermostat Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	39.36%	N/A

		Class C	29.74%

		Class Inst	17.70%

	CHARLES SCHWAB & CO INC ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst2	46.12%	N/A

	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	15.67%	N/A

		Class Inst	11.43%

	MATRIX TRUST COMPANY CUST FBO ENPURICON INC 401(K) PS PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Inst3	18.38%	N/A

	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A	7.41%	N/A

		Class C	6.50%

		Class Inst	18.06%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Class A	6.50%	N/A

		Class C	6.03%

		Class Inst	13.97%

	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015	Class A	14.08%	N/A

		Class Adv	46.53%
		Class C	5.59%

		Class Inst2	38.28%

		Class Inst3	46.13%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	47.10%	N/A

		Class Inst2	9.33%

		Class Inst3	15.72%

	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.55%	N/A

		Class Inst	13.52%

	STATE STREET CORPORATION 1 LINCOLN ST BOSTON MA 02111-2901	Class Inst3	5.23%	N/A

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Inst	5.35%	N/A

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.00%	N/A

		Class C	13.17%

		Class Inst	7.63%

American Enterprise Investment Services Inc., a Minnesota corporation, is a subsidiary of Ameriprise Financial, Inc.

APPENDIX A — DESCRIPTIONS OF CREDIT RATINGS

The ratings of S&P Global Ratings, Moody’s Fitch, DBRS, and KBRA represent their opinions as to quality. These ratings are not absolute standards of quality and are not recommendations to purchase, sell or hold a security. Issuers and issues are subject to risks that are not evaluated by the rating agencies. When a security is not rated by one of these agencies, it is designated as Not Rated. Securities designated as Not Rated do not necessarily indicate low credit quality, and for such securities the Investment Manager or its affiliates evaluates the credit quality.

The following ratings descriptions, which were derived as of March 20, 2024 from the particular credit rating agency’s website, identify the date such descriptions were then last updated by such credit rating agency.

S&P’s RATINGS (last updated on June 9, 2023)

Long-Term Issue Credit Ratings*

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

An ‘SP-2’ rating indicates satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

A-1

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘‘AA’’ to ‘‘CCC’’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken an obligor’s capacity to meet its financial commitments on the obligation.

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings

An ‘SP-1’ rating indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

A-2

An ‘SP-3’ rating indicates speculative capacity to pay principal and interest.

A ‘D’ rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S RATINGS (last updated in November 9, 2023)

Global Long-Term Rating Scale

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1 — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-3

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Municipal Investment Grade (MIG) Scale

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

For variable rate demand obligations, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

FITCH’S RATINGS (last updated on April 24, 2023)

Corporate Finance Obligations — Long-Term Rating Scales

AAA: Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

A-4

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Corporate finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Short-Term Ratings Assigned to Issuers and Obligations

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-5

The table below reflects typical relationships between the long-term rating and the short-term rating.

Long-Term Rating	Short-Term Rating
AAA	F1+
AA+	F1+
AA	F1+
AA-	F1+
A+	F1 or F1+
A	F1 or F1+
A-	F2 or F1
BBB+	F2 or F1
BBB	F3 or F2
BBB-	F3
BB+	B
BB	B
BB-	B
B+	B
B	B
B-	B
CCC+ / CCC / CCC–	C
CC	C
C	C
RD / D	RD / D

DBRS’ RATINGS (last updated in May 15, 2023)

Long-Term Obligations Scale

All rating categories from AA to CCC contain the subcategories (high) and (low). The absence of either a (high) or (low) designation indicates that the rating is in the middle of the category.

AAA. Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA. Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A. Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB. Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB. Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B. Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

A-6

CCC / CC / C. Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the C category.

D. When the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.” See the Default Definition document at dbrsmorningstar.com under Understanding Ratings for more information.

Commercial Paper and Short-Term Debt Rating Scale

The R-1 and R-2 rating categories are further denoted by the subcategories (high), (middle) and (low).

R-1 (high). Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle). Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low). Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high). Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle). Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low). Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3. Lowest end of adequate credit quality. There is capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4. Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5. Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D. When the issuer has filed under any applicable bankruptcy, insolvency or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.” See the Default Definition document on dbrsmorningstar.com under Understanding Ratings for more information.

A-7

KBRA’s RATINGS (derived from the credit rating agency’s website as of March 20, 2024)

Long-Term Credit Rating Scale

AAA: Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA: Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A: Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB: Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

BB: Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B: Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC: Determined to be at substantial risk of loss due to credit-related events, near default, or in default with high recovery expectations.

CC: Determined to be near default or in default with average recovery expectations.

C: Determined to be near default or in default with low recovery expectations.

D: KBRA defines default as occurring if:

•	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

•	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

•	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Short-Term Credit Rating Scale

K1+: Exceptional ability to meet short-term obligations.

K1: Very strong ability to meet short-term obligations.

K2: Strong ability to meet short-term obligations.

K3: Adequate ability to meet short-term obligations.

B: Questionable ability to meet short-term obligations.

C: Little ability to meet short-term obligations.

A-8

D: KBRA defines default as occurring if:

•	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

•	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

•	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

With exceptions for certain issuers and sectors, the following correspondence between KBRA’s short- and long-term ratings generally holds:

Long-Term Rating	Short-Term Rating
AAA	K1+
AA+
AA
AA-
A+	K1+ or K1
A	K1
A-	K1 or K2
BBB+	K2
BBB	K2 or K3
BBB-	K3
BB+	B
BB
BB-
B+
B
B-
CCC+	C
CCC
CCC–
CC
C
D	D

A-9

APPENDIX B — CORPORATE GOVERNANCE GUIDELINES AND PROXY VOTING PRINCIPLES

The following guidelines apply to Columbia Threadneedle Investments’ client accounts to the extent agreed upon and/or permissible including voting on behalf of reo® (Responsible Engagement Overlay) service clients, which gives investors access to our overall engagement and service offerings.i

As an asset management business, we seek to act in the best economic interests of clients when carrying out our investment activities. Our investment clients are retail and institutional investors, including corporate pension funds.

Our voting guidelines are applied to all listed equity client portfolios. However, our institutional clients always have the right to determine how we vote their securities. We will always comply with those requests.

In addition to these guidelines, general and country-specific voting guidelines are maintained and applied within the voting process. Voting guidelines provide greater detail on resolutions that will (and will not) be supported and are drawn directly from the Corporate Governance Guidelines.

In executing votes, where companies put forward a strong case for not complying with our voting guidelines, we will take this into account and adjust our vote if we believe the company is acting in the best economic interests of shareholders (and, thus, our clients). We apply our guidelines to client portfolios in a manner that considers our clients’ respective investment objectives and best economic interests. This could result in our voting on a matter the same way (or differently) for different clients. If you wish to clarify anything in these guidelines, please email your relationship manager or the Responsible Investment team at Governance@columbiathreadneedle.com. The Responsible Investment team is responsible for and reviews this document annually.

1 Overview of key principles and approach

Well governed companies are better positioned to manage risks, identify opportunities, and deliver sustainable growth and returns for our clients. These guidelines establish a consistent philosophy and approach to corporate governance and the exercise of voting rights. The approach is based on the overarching principles of:

•	An empowered and effective board and management;

•	Appropriate checks and balances in company management structures;

•	Effective systems of internal control and risk management covering all material risks, including environmental, social and corporate governance (ESG) issues;

•	A commitment to promoting throughout the company a culture of transparency and accountability that is grounded in sound business ethics;

•	Compensation policies that reward the creation of long-term shareholder value through the achievement of corporate objectives; and

•	A commitment to protecting the rights and interests of all.

We recognize that such principles may be expressed differently in different markets. Therefore, our voting policies take account of local practices and are applied in a pragmatic fashion that reflects an integrated understanding of local and international good practice. In all cases, we aim to achieve the same result: the preservation and enhancement of long-term shareholder value through management accountability and transparency in reporting.

We also recognize that companies are not homogeneous and some variation in governance structures and practice is to be expected. Achieving best practice in corporate governance is a dynamic process between the board, management, and shareholders.

We encourage companies to engage in the process of shaping and meeting evolving standards of best practice. Although our voting is strongly rooted in a clear set of corporate governance principles, we approach each company’s case on its merits using our expertise, discretion, and dialogue with companies to do so. For this reason, we encourage companies to contact us with information about any governance practices and challenges unique to the company. When we do not vote with management’s or the board’s recommendations, we may choose to inform the company of our voting decision and provide comments to explain the specific concerns with the resolutions we did not support.

2 Role, structure and operation of boards

We use the term “board” to describe the board of directors and similar supervisory decision-making bodies. The board is ultimately responsible for the management of the company.

This is mainly achieved through the delegation of powers to executive management. The board should receive the report of executive management on the conduct of the business and regularly question management on these matters. However, certain matters should be reserved for the board.

The board is responsible for setting and testing strategy proposed by executive management, determining the risk appetite for the business, ensuring the independence and effectiveness of external audit, and for succession planning of both executive management and the board.

The structure, composition and operation of boards will vary from country to country and company to company. Certain elements of effective boards are universal, and these are detailed below under the following sub-headings:

•	Roles and independence;

•	Competence, objectivity and refreshment;

•	Effective functioning of boards; and

•	Communication and accountability to shareholders.

Roles and independence

The composition of the board is of the utmost importance. Boards should have meaningful representation of both executive and non-executive directors. Non-executives should be wholly independent of the company, although we recognize that, in certain cases, connected non-executives have a valuable role to play.

The role of the chair and separation of principal roles

The roles of the chair and chief executive officer (CEO) are substantively different and should be separated. We regard separation of the roles as important for securing a proper balance of authority and responsibility between executive management and the board, as well as preserving accountability within the board. If for any reason the roles are combined (e.g., over an unexpected transitional period) this should be explained and justified in the report and accounts. In all such cases, a strong senior independent non-executive director should be nominated (i.e., a lead independent director).

Executive directors

Including executives in board meetings is essential to enhance discussion and allow independent directors to gain the fullest understanding of company operations. In markets where customary, we encourage the appointment of key executives to the board alongside the CEO and the chief financial officer (CFO). The presence of other executives provides additional company knowledge for the board and ensures the board is not solely dependent on the CEO for input relating to the company’s operations and strategies. However, the number of executive directors should not outweigh the number of independent non-executives.

Non-executive directors

We assess the number of directorships an individual director holds to ensure they have sufficient time and energy to perform their role as a non-executive director properly as this is a demanding role. Factors that determine the appropriate number of directorships are the size of the company, its complexity, its circumstances, other commitments that a director has and the results of board evaluation, among others. We consider that holding multiple directorships in large companies can be excessive even for a full-time non-executive director, especially when considering board committee participation. Multiple directorships should be avoided for a full-time executive. For complex companies, particularly in developed markets, we may vote against non-executive directors who hold more than five directorships.

Proportion of non-executive directors on the board

Difficult decisions that center on the best interest of shareholders arise from open and direct interplay between boards and company executives. It is important to have enough independent non-executive directors for an adequate diversity of views and to fulfil committee membership quotas. We expect all widely-held companies to have a majority of independent directors.

For companies with controlling shareholders, we expect there to be a minimum of one-third of fully independent directors on the board.

Independence of non-executive directors

Independence of individual directors is valued, but a well- balanced board is valued above all. We will support non- independent directors when they bring skills, sector knowledge and other experience that justify their presence on the board, particularly where the appropriate balance of independence is maintained.

The criteria for the independence of directors draw on a variety of standards, including the Organization for Economic Co-operation and Development (OECD) Principles of Corporate Governance, national corporate governance codes, listing rules, and guidance provided by the International Corporate Governance Network, among others. We favor a principles-based approach, which seeks to ensure that directors can act in the interests of the company and its shareholders. Companies should consider using the corporate governance report or annual shareholder meeting materials to explain the board evaluation process, and to justify the value that non-independent directors bring to the board.

•	Not have close family ties with the company’s advisers, directors or senior employees;

•	Not serve as a board committee chair if they have served on the board for a period of time that may hinder their independence of thought;

•	Not hold cross-directorships or have significant links with other directors (see “Interlocking boards” below);

•	Not be major shareholders or representatives of any special interest group, including government representatives in cases of state ownership or representatives of affiliated companies;

•	Have no significant commercial involvement with the company as professional advisers, major suppliers or customers;

•	Not be entitled to performance-related pay, stock options, pensions, or benefit from large donations to charitable causes of their choice;

•	Not normally hold other directorships in companies in a closely-related industry so as to avoid potential conflicts of interest.

Interlocking boards

We seek to ensure that directors are not only independent from the company, but also of one another. We expect companies to disclose interlocking board relationships and to explain how the independence of individual directors is preserved when directors jointly serve on two or more of the same boards.ii

Extensive board service and independence

Prolonged membership on a board jeopardizes independence as directors may become close with management and overly invested in prior strategic decisions. Independence is critical to ensuring shareholders have adequate voice inside the boardroom. After a certain length of board service, directors may not be considered fully independent and it may be inappropriate for such directors to serve on committees, such as the audit committee, where absolute independence is a key requirement.

We recognize that there is no fixed time period where a director categorically loses independence. Nonetheless, we will leverage a respective country’s own regulatory requirement regarding independence where specified. In North America, we will assess whether the average board tenure of the company is significantly beyond the respective market’s average when considering the board’s overall balance.

Where the appropriate balance of independence is not met, we will analyze whether to support the re-election of long-standing directors.

Independence of employee representatives

While a number of countries have legislation mandating a certain percentage of employee representatives on the board, we do not consider these individuals to be fully independent. Hence, we expect companies domiciled in countries with mandatory co-determination (the process by which employees elect their representatives to the board) or employee representation to ensure that the board and its committees have adequate representation of truly independent directors.

Competence, objectivity and renewal

Diversity, competencies and perspectives

A relevant and suitably diverse mix of skills and perspectives is critical to the quality of the board and the strategic direction of the company. Companies should therefore strive to widen the pool of potential candidates for board and management roles to ensure they draw on the richest possible combination of competencies and experiences.

In all cases, candidates must be selected for their ability to oversee and enhance long-term company performance. Boards should recruit members with the appropriate combination of skills and experience, and should affirm the value of individual diversity, including gender, racial, ethnic, national origin, professional background and other relevant factors that may enhance the board’s overall performance. As boards cannot be transformed overnight, we look for a statement that sets out the board’s approach to promoting diversity at the board, executive management, and companywide workforce level. We welcome disclosure of specific diversity targets set by the board and subsequent reporting on performance against these targets. Where disclosure is absent and appropriate diversity levels across gender, racial and ethnic representation have not been met, we will normally not support the re-election of nomination committee chairs or other relevant directors.

Re-election of directors

To ensure that it retains an open and critical perspective, the board should be continually refreshed. For this reason, all directors should be required to submit themselves for re-election at regular intervals. We prefer to have all directors standing for annual election to strengthen the accountability of the board to shareholders. Failing that, we encourage the chair of the board, as well as the chairs of the audit, compensation and nomination committees to stand for annual re-election to strengthen accountability for the core functions of the board. We also believe that a minimum of one-third of board members should stand for election annually.

Nomination of directors

We strongly believe that a board nominating committee composed of a majority of independent non-executive directors is best placed to identify and put forward suitable candidates for the board. Shareholders should only put forward candidates where there is clear evidence of ineffective board oversight and unwillingness to correct the problem—or where a cumulative voting system or similar arrangement encourages direct shareholder participation in board nominations. We expect companies to put forward only one candidate for each available position as an indication that the company is clear about the value each director brings to the board. We encourage companies to specify each candidate’s qualifications, experiences and skills that are of relevance and importance to the board’s oversight of company strategy.

Balanced composition

We will consider voting against the chair or members of nominating committees who have not constructed appropriately balanced, independent boards. Indicators include: an overreliance on long-standing members; an over-reliance on affiliated directors; and a lack of appropriate diversity characteristics, including gender, race, nationality, ethnicity, etc., that reflect the nature, scope and aspirations of the business.

Effective functioning of boards

Board size

In the case of a two-tier board structure, neither board should be large: between five and 10 members typically is appropriate. A unitary board normally should have between five and 15 members. In the case of overly large boards and in the absence of a commitment to reduce board size, we may withhold support from the nominating or corporate governance committee chair unless clear justification has been provided explaining the need for such a large board.

Two-tier boards

We are agnostic as to the merits of a two-tier board as opposed to a unitary board, and we recognize that a two-tier board structure is the norm in many markets. At the same time, we are aware that there can be challenges in communication between a supervisory board and a management board. Where there is more than one body forming the board, companies should maintain an effective mechanism for the various elements of the board to work together and should explain how this happens. This system should ensure the most effective use is made of all individuals involved so that the company can optimize the unique skills and experiences of their directors.

Board evaluation

Board evaluations are an important tool for improving board performance. All boards should implement an evaluation process that considers the effectiveness of the entire board, its committees, the contributions made by each member, including its systems for interaction between the board and company management, areas for improvement, and behaviors and overall board culture. The nominating or governance committee may oversee the evaluation process and should report general findings and areas for improvement publicly to shareholders. Large or systemically important companies should leverage professional, independent assistance to facilitate evaluations on a periodic basis (typically every three years).

Board meetings & attendance

The board should meet at regular intervals to ensure effective oversight of the company. We regard six meetings per year as a minimum guidance, and often more frequent meetings are necessary.

We also expect directors to attend the annual general meeting (AGM), and to facilitate communication with the shareholders whom they represent. The company should disclose the attendance record of individual directors in the AGM report, as well as mechanisms for shareholders to communicate directly with the board. We may withhold support from directors with poor attendance records or boards who fail to accommodate shareholder dialogue.

Non-executive director (NED) only meetings

NEDs should meet without executive board members present on a regular basis and when circumstances demand. They should also have at least one meeting per year to hold an unconstrained discussion away from day-to-day business matters. Ideally, this should be chaired by a senior or lead independent director, although the chair may be present (provided they are a non-executive). Conversely, in the case of two-tiered boards, supervisory boards should meet with executives on a regular basis to minimize the risk that NEDs could become marginalized from the business.

Training and mentorship

All directors should receive appropriate training when being onboarded. Ideally, the onboarding process should include assignment of a board mentor. Mentors are normally long- or medium-standing directors willing to take on the responsibility of providing ad hoc support and context for new directors.

All directors should regularly be provided opportunities to attend conferences, classes, or webinars to upskill and remain relevant. Such offerings may be an outcome of the board evaluation process or a request from directors or management directly. We encourage companies to develop regular director training plans that include educating directors on relevant environmental, social and governance matters.

Communication and accountability

The board should proactively and regularly make itself available for consultation with shareholders. To this end, boards should appoint a senior or lead independent director to fulfil a formal liaison role with key stakeholders. This is most important in cases where the CEO also holds the chair position, has executive responsibilities or was not independent on appointment

Where appropriate, NEDs should be prepared to discuss matters of strategy, performance, risk, capital structure, standards of operational practice, and oversight of company-specific environmental and social matters.

3 Board committees

We encourage companies to move towards fully independent audit and compensation committees, as well as a nomination committee composed of a majority of independent directors. All board committees should report on their activities annually to shareholders (see section on “Reporting” below).

Audit

The audit committee provides an important safeguard for shareholders and for other stakeholders that rely upon the integrity of the report and accounts as a basis for their investing in the company.

The audit committee should consist exclusively of NEDs, all of whom should be independent, and consist of at least three individuals. At least one should have recent and relevant financial, accounting or audit experience, and all audit committee members should be financially literate. The committee should be responsible for assessing the effectiveness, independence, qualifications, expertise and resources of the external auditors (including the quality of audit) and oversee the process of review and issue of the accounts.

The audit committee should also be responsible for monitoring and approving related-party transactions and should ensure that any material related-party transactions do not disadvantage minority shareholders.

The audit committee is also responsible for publishing the annual audit report, which is essential for investors to evaluate the overall health of the business (see “Reporting” below). The audit committee report should provide meaningful disclosure on the committee’s work and the issues it has addressed. In the event of a significant restatement of accounts or material weakness in internal controls, we may not support the election of members of the audit committee who we consider have not fulfilled their duty to shareholders. We may also not support the election of these director to the boards of other unrelated companies.

Compensation

The compensation (or remuneration) committee is responsible for setting the compensation of executive directors and senior executives and should coordinate with the company’s human resources function to develop a coherent and effective compensation strategy throughout the company. As a best practice we believe that compensation committees should consist exclusively of independent non-executive directors. We encourage compensation committees to engage in direct dialogue with shareholders when developing compensation policies. (See “4. Compensation” below).

The compensation committee must consult with other board functions to ensure that pay mechanisms are well aligned with strategic goals and the company’s appetite for risk. In particular, the compensation committee should work with the board and its committees to determine the appropriate balance in the allocation of profits to employees as incentive payment, to shareholders as dividends, and for retention or reinvestment in the business itself.

The committee’s fiduciary duty is also to ensure that the amount of payment to management is fair and appropriate. Finally, the committee should be attentive to compensation across the company to ensure management is delivering on strategic priorities, especially those that enhance shareholder returns, and managing risk effectively.

We may withhold our support from the chair and/or members of the compensation committee where there are significant concerns with the committee’s decision-making, or where issues we have identified with pay policies and practices remain unaddressed.

Nomination

A nomination committee should oversee all board and senior executive appointments. Normally it should be a committee of independent non-executive directors and the board chair. In certain instances, it may be appropriate for the committee to leverage management’s advice. Although we prefer a fully independent committee, we recognize that a non-independent director or representative of a large shareholder may be appropriate in some circumstances.

Corporate governance

We recognize that companies may choose to have the nominating committee or a specific corporate governance committee responsible for corporate governance practices and procedures. Regardless of the structure, the committee should monitor emerging regulatory and industry standards, strive to achieve global best practice, and should consult with shareholders to understand investor expectations.

Corporate responsibility and sustainability

We believe that committees with responsibilities related to oversight of corporate social responsibility, ethics or sustainability are prudent for purposes of risk management. For large companies exposed to significant ESG risks, such committees are essential to protecting shareholder value and managing reputational risk.

Business ethics

Whether it is through a committee such as the audit committee or a general board review, it is important that the board affirm its responsibility for reviewing internal business ethics systems, practices, and processes.

4 Compensation

Levels of compensation and other incentives should be designed to promote sustainable, long-term shareholder value creation and reflect the executives’ work and contribution to the company. No director should be involved in setting their own compensation. Given the consistent upward trend in total compensation, we expect careful usage and robust justification of benchmarks. We also wish to see comprehensive disclosure of performance targets as well as actual performance against pre-set targets. We expect justification of base pay levels awarded, and that a significant proportion of total compensation be variable and subject to appropriately challenging performance conditions. We do not set guidelines for levels of compensation beyond the principles mentioned below.

Level of pay

We expect boards to demonstrate an understanding of (and sensitivity to) the views and expectations of shareholders and other key stakeholders, such as employees, when setting executive pay.

Relationship to strategy and risk

We expect companies to demonstrate the alignment of their compensation policy with their overall business strategy and planning. Performance metrics should relate to the company’s articulated strategy and risk tolerance. Targets should be constructed to align executive incentives to the interests of long-term shareholders and should not create incentives for executives to undertake short-term risks that might imperil sustainable long-term performance. We advocate for risk-related preconditions to bonus awards to ensure inappropriate incentive payments are not awarded in the event the company’s financial strength or credit quality deteriorates.

We seek appropriately detailed disclosure of board and disclosure management compensation packages (See “Compensation committee report” below). The purpose of the compensation report should not simply be related to compliance, rather it should be to enhance investors’ understanding of the committee’s practices, processes, and goals.

Following the award of the bonus, companies should provide a meaningful analysis in the compensation report of the extent to which relevant targets were met. The compensation report should be written in plain language and include the tax implications for the company.

At a minimum, the compensation of all directors, including all nonexecutive and executive directors, should be disclosed individually. We look for banded disclosure of those individuals at sub-board level who make a significant contribution to the company.

Executive contracts and pensions

Prior to employment contract agreements, companies should actively consider the potential rewards concerning severance in the event of inadequate performance and clarify the performance conditions under which such severance benefits are to be payable. We encourage companies to seek mitigation in case a director has taken up employment elsewhere and to adjust the length and size of any payments accordingly. We recommend that companies make larger severance packages the subject of a shareholder vote.

Share schemes/ share compensation arrangements

We believe that strict guidelines should be observed regarding the issue, or potential issue, of shares for incentive schemes (also known as equity-based compensation plans) both as to the proportion of shares issued and to the rate at which these are issued each year. For us to accept large share schemes, the commercial drivers must outweigh the dilutive impacts. If the company is insufficiently transparent regarding the details of such schemes, we may abstain or vote against them.

Equity incentive plans

We support the principle of motivating and rewarding executives through the granting of equity incentives.

Performance targets for equity incentive plans should be clearly disclosed and challenging. We believe that the compensation committee is in the best position to determine the most appropriate performance metrics for driving the long-term business strategy.

Generally, we believe executive pay plans should reflect a balance of financial, operational, and relative performance targets. We strongly believe that exceptional performance over a significant period merits an exceptional level of compensation. We oppose retesting of performance conditions and may withhold support of compensation plans where the compensation committee has used its discretion to relax any performance targets previously approved by shareholders.

We will consider one-off equity awards on a case-by-case basis in light of justification provided by the company. However, frequent use of exceptional awards raises questions over the adequacy of the overall compensation strategy and effectiveness of succession planning. We will take particular care when reviewing equity awards granted for the purposes of recruitment or retention when such awards are not linked to meaningful performance targets.

We encourage the inclusion of environmental and social factors in performance bonus payments where they could have a material impact on shareholder returns. We also expect a discussion of the process undertaken by the company to identify such factors and an explanation as to why it considers these factors to be relevant.

Holding periods, vesting and malus/clawback policies

Bonus payments and long-term incentive schemes should be structured to reward long-term growth in shareholder value and be subject to performance-vesting conditions. We encourage companies to include deferred shares as a portion of short-term bonuses. Longer-term incentive plans should be fully sharebased, and vesting periods should extend from at least three to five years or longer. We also encourage companies to require longer-term holding periods post vesting. The compensation committee should maintain a malus authority to withhold all or part of performance-based pay from executives before it has vested in cases where it deems it appropriate. The compensation committee should also have clawback authority to recover sums already paid out to executives. This might occur following a significant restatement of accounts, where previously granted awards were paid on the basis of inaccurate figures, or where the long-term outcomes of a specific strategy result in significant value destruction for shareholders.

Employee ownership

Widespread employee ownership can contribute positively to shareholder value, as it further aligns employees’ interests with those of shareholders. Such devices should not, however, be instituted as anti-takeover devices, and should be included within company-wide dilution limits.

5 Audit, risk and control

We recommend that the independent members of the audit committee meet on a regular basis with the company’s auditors and without company management. This may enable a better flow of information between auditors and the board.

Appointment of auditors

The auditors’ performance and appointment should be reviewed periodically. Where the same firm remains as auditor for a period of time, there should be a policy of regular rotation of the lead audit partner. We believe that systematic rotation of audit firms is both desirable and in the best interests of shareholders.

We expect audit quality to be the main consideration in the selection of the auditor and expect that shareholders should be given the opportunity to vote on the appointment and payment of auditors.

Auditor liability

We recognize the disproportionate risk that joint & several liability may place upon audit firms. However, we will only consider supporting arrangements to cap auditor liability in exceptional circumstances (e.g., where the risk of a catastrophic and disproportionate claim can be demonstrated).

Fees paid to a company’s auditors in addition to audit fees

Companies should disclose when auditors carry out consultancy work in addition to auditing the company and the audit committee should consider whether there is a risk that an auditor’s impartiality may be jeopardized. The range, nature and tendering process for any such non-audit work should be supervised by the audit committee, whose responsibilities in this area should be fully disclosed. Where substantial non-audit fees are paid for more than one year, we may not support the reappointment of the auditor or the payment of auditor fees in its voting at AGMs.

Related-party transactions

Many companies are involved in material related-party transactions, which represent a significant risk to shareholders. This risk is mitigated in companies with fully independent audit committees whose responsibility it is to ensure that such transactions are conducted on the basis of arm’s-length valuations. We strongly encourage companies to use such committees for scrutiny, and to secure prior shareholder approval for material related-party transactions.

In the circumstance of continued concerns, we recommend that each company disclose any shareholdings that its controlling shareholders may have in other companies or investment vehicles that have a material interest in the company.

Risk management

The board as a whole is responsible for defining a company’s risk tolerance relative to its strategy and operations—it is also responsible for monitoring the company’s performance relative to defined risks. Financial, operational, and reputational risks that are relevant to the company’s business and performance should be included in this oversight, including material ESG and ethical risks.

Depending on the size and complexity of the company, a standalone risk management committee may be warranted.

6 Shareholder rights

While the precise nature and scope of shareholder rights vary across jurisdictions and many related aspects of our expectations are touched upon in other parts of these guidelines, a number merit direct mention:

Liaison with shareholders

Board and management teams should be ready, where practicable, to engage in dialogue with shareholders based on an understanding of shared objectives. They should also be proactive in making sure important news is imparted, subject to appropriate inside information procedures, and should react helpfully to investor inquiries.

In investment meetings with shareholders, companies should be prepared to address relevant corporate ESG issues.

Issuance of Shares

We respect a company’s right to issue shares to raise capital. However, share issuance should be strictly limited to that which is necessary to maintain business operations and drive company strategy. We will not support requests to increase authorized share capital that exceed 50% of existing capital, unless specific justification has been provided (e.g., to complete a strategically important acquisition or undertake a necessary stock split).

Pre-emption Rights

We believe that pre-emptive rights for existing shareholders are essential. Shares may be issued for cash without pre-emptive rights or for compensation purposes, subject to shareholder approval. Companies should adhere to strict limits for issuing new shares as a proportion of the issued share capital. Furthermore, they should also be subject to flow rates, where appropriate.

Share repurchases

We expect companies to repurchase shares in the market when it is advantageous for the company and its shareholders.

Authority to repurchase shares should be subject to shareholder approval.

Controlled companies and share classes with differential voting rights

We favor a share structure that gives all shares equal voting rights. We do not support the issue of shares with impaired or enhanced voting rights.

Where differential voting structures exist, this structure should be transparently disclosed to the market. In the case of controlled companies, we will review any request to issue shares with enhanced voting rights to determine why these are necessary and how they will reflect the interests of minority shareholders. We support the principle of one share, one vote, and encourage companies to take steps to eliminate differential voting structures over time or prevent their introduction. Where there are unequal voting rights, we encourage clear and comprehensive disclosure of a timeline regarding the retirement of unequal voting structures (otherwise known as sunset provisions).

Voting caps

We oppose voting caps in principle and believe that all shares should be entitled to full voting rights irrespective of the holding period. However, we recognize the widespread use of voting caps in certain markets, and the benefits accruing to shareholders not subject to a cap. Therefore, at a minimum, we expect companies to clearly disclose any caps and encourage them not to introduce new caps while phasing out existing caps over time.

Mergers and acquisitions, spin-offs and other corporate restructuring

We expect boards to conduct thorough due diligence prior to pursuing any merger or acquisition and to maximize shareholder value in any deal. Where major transactions are not subject to shareholder approval, companies should consider the views of their major shareholders, subject to regulatory constraints and shareholders’ policies concerning insiders.

We consider the ESG risk implications of any corporate activity as part of the assessment of such activity, particularly in high-impact industries. We also expect the board to evaluate any potential ESG or ethical risks or liabilities of any business combination, including supply chains.

Poison pills

We regard artificial devices to deter bids, known as poison pills, as inappropriate and inefficient unless they are strictly controlled and very limited in duration. We believe that any control-enhancing mechanism or poison pill that entrenches management and protects the company from market pressures is not in the interests of shareholders.

Pension and other similar significant corporate liabilities

Companies should be aware of, and report to shareholders on, significant liabilities such as those arising from unfunded or under-funded pension commitments. The extent of the liability should be reported, and the plans put in place to cover the deficit should also be reported within a reasonable timeframe for action. The principal assumptions used in calculating amounts should form part of this disclosure. Other significant liabilities could include specific operational or ESG risks that the company faces. The company should provide some indication of how these risks can result in “contingent liabilities.”

Shareholder resolutions

We consider all shareholder resolutions that appear on the ballot and vote in accordance with our view of the long-term economic benefit to shareholders. On this basis we will typically support requests to improve board accountability, executive pay practices, ESG disclosure and climate change scenario analyses where we agree with both the broader issue highlighted as well as the implementation proposed. We also typically support shareholder proposals asking companies to report on implementation of environmental and social policies and assessments where there is reason for concern that links to financially material risks that could impact the performance of the company. We will review company and outside data and information, assess peers for benchmarking and consider the proponents’ and company’s arguments in full.

7 Reporting

Companies should have meaningful and transparent disclosure so that investors can obtain a clear understanding of all important and relevant issues. The annual report should provide a full review of the business model and strategy; key performance indicators used to gauge how the company is progressing against its objectives; principal (material) risks and any significant factors affecting the company’s future performance, including significant ESG or ethical issues; key achievements; and standards followed during the accounting period.

In all markets, we favor reports that are:

•	Comprehensive, covering the strategic direction of the business and all material issues, including any significant changes in the regulatory context and key ESG issues;

•	Balanced, with even-handed treatment of both good and bad aspects of a company;

•	Transparent, with narrative text that leverages plain language, and accounting notes that provide investors with a full understanding of the circumstances underlying the reported figures;

•	Underpinned by Key Performance Indicators (KPIs) that drive business performance, are comparable over time, and are supported by detailed information on how they are calculated;

•	Consistent and joined-up with other company reporting, including the compensation policy and corporate social responsibility or sustainability reporting.

Directors

Adequate biographical information on the directors should be provided for shareholders in advance of the AGM. This should include information about directors’ qualifications and experience, term of office, date of first appointment, level of independence, board committee memberships and other personal and professional commitments that may influence the quality of their contribution and independence (e.g., other directorships, family and social ties, and affiliations with related companies or organizations). For all newly appointed directors, we encourage disclosure of qualifications, experiences and skills that are considered by the board to be of relevance and importance to its oversight of company strategy. To this end, we encourage disclosure of a clear and concise board skills matrix in the proxy voting materials and annual report.

Nomination committee report

The committee should report annually on its activity and the report should provide a detailed discussion of its process for identifying and appointing executive and non-executive directors, including the processes it employs to ensure board membership reflects an appropriate diversity of perspectives, experiences, gender and racial or ethnic representation as well as cultural backgrounds. Where necessary, the report should include a thorough discussion of the board’s view of the independence of certain members. The report should also include a robust description of the board evaluation process, cadence, and outcomes (including strengths and opportunities identified).

Audit committee report

The audit committee should report on its conduct during the year and, in particular, any specific matters of judgement relating to the application of accounting principles or the scope of the audit. It should also comment on the process for ensuring the independence of the auditors and for evaluating the impact of non-audit work. The audit committee report should include a narrative description of any related-party transactions, with reference to how these might impact the interests of minority shareholders. Any qualification of the audit statement and all matters raised in the auditor’s report must be fully explained.

System of internal controls and risk management

If the audit committee’s remit includes risk management, the audit committee report should also address the board’s oversight of enterprise-wide risks. Either as part of the audit committee report or a standalone report, the company should explain the results of the board’s review of internal controls, including any identified (or potential) weaknesses in internal controls and how the board plans to respond to these.

Compensation report

We expect all companies to publish an annual compensation report in line with international good governance standards. Good compensation reporting outlines a company’s overall philosophy and its policies and formulas for determining annual, short- and long-term pay. We look for compensation reports to break down fixed versus variable pay and to clearly align total pay packages with long-term shareholder value. The compensation report should clearly disclose specific long-term performance targets and total potential pay-outs.

If short-term performance targets cannot be disclosed due to commercial sensitivity, we expect retrospective disclosure of short-term targets and of actual performance against these targets.

We recommend that all companies put the compensation report to a shareholder vote and encourage compensation committee members to actively consult their shareholders prior to the AGM.

Sustainability reporting

We encourage companies to report on any significant ESG or ethical risks and opportunities in their annual reports including the systems in place to manage these risks. This may be supported by more detailed disclosure in a separate corporate social responsibility or sustainability report.

Code of corporate governance

Companies should provide a full and clear statement of all matters relating to the application of the provisions of the relevant national code of corporate governance. The way the provisions are put into effect should be clearly discussed. Any deviations should be supported by meaningful explanations.

Code of conduct

Companies should maintain a code of conduct reflecting corporate values and promotion of ethical business practices. Such codes should address business-critical compliance issues including anti-corruption practices.

Reincorporation in a tax or governance haven

Irrespective of the potential benefits a smaller tax burden may bring, we will typically vote against resolutions for a company to reincorporate in a new legal jurisdiction that offers lower legal and governance protections to shareholders. Aggressive tax strategies, even if structured legally, can pose potentially significant reputational and commercial risks for companies.

We expect boards to ensure the company’s approach to tax policy is both prudent and sustainable. To that end, we therefore expect companies to disclose how the board is providing such oversight. Companies should provide a suitable amount of information for investors to understand their tax practices and associated risks

Listings

Companies that are listed on an exchange should comply with the rules and listing requirements of that exchange.

Shareholder resolutions and access to the proxy statement

Shareholder resolutions represent the exercise of a key shareholder right and may encompass a wide range of issues. We encourage companies to engage in constructive dialogue with shareholders and other key stakeholders. Where engagement is unsuccessful, we support shareholders’ right to submit a shareholder proposal for consideration by all investors. In these instances, companies should behave respectfully by communicating promptly and fully with shareholders while refraining from obstructing the process. The board should provide a full and reasoned response to any shareholder proposal on the ballot. We consider all shareholder resolutions put forward and vote in accordance with our understanding of the long-term economic benefit to shareholders. We may support shareholder resolutions relating to the right to nominate or remove directors, including those related to an advisory shareholder vote on pay. We will incorporate into our decision whether a shareholder resolution is binding in nature or advisory (non-binding) in applying the above considerations.

8 Social and environmental factors

Environmental and social factors can present serious risks to corporations and their ability to generate shareholder returns. A well-run company should, therefore, have formal systems to identify, assess and manage significant risks associated with financially material environmental and social factors. Companies should publicly disclose such factors on a regular basis and detail any management-related strategies and targets.

Disclosure should cover both direct operations and, where relevant, the policies applied to their supply chains. Companies should make appropriate and integrated disclosures reflecting touch points to their strategy, research and development, capital expenditures, operational performance, and commercial aspirations.

In general, we evaluate environmental and social proposals based on the relevance of the issue to the company and the desirability of the specific action requested in the proposals to advance long-term shareholder value. We recognize that some proposals may identify important company risks even if the proposal is poorly constructed. In such cases, we encourage companies to identify, mitigate and report on their respective risk management approach effectively.

Environmental and social management

Companies should determine how financially material environmental and social risks and opportunities are addressed via their core business strategy. As part of this process, companies should proactively identify, assess and manage those risks and opportunities, as well as implement robust sustainability governance frameworks to promote accountability and ensure effective oversight. We expect companies to align their disclosure of environmental and social policies, management systems and performance according to internationally accepted standards. We also expect companies to quantify impacts from environmental and social factors and set targets to mitigate and manage material sustainability risks and impacts.

We have set out our detailed thoughts for environmental and social practices in stand-alone documents available on our website.

We may withhold support from management resolutions should we deem companies’ responses to involvement in significant environmental or social controversies as insufficient, or where we have concerns about recurrent weak practices by companies in high-impact industries.

We may vote in favor of shareholder resolutions seeking improvements in reporting and/or management of environmental or social practices where we have concerns, acting in the best economic interest of our clients, or improvements are proportionate to the risks faced.

Climate change

We recognize that climate change and the global transition to a lower-carbon economy present both risks and opportunities to businesses. We are supporters of both CDP (formerly, the Carbon Disclosure Project) and the recommendations of the Taskforce on Climate Related Financial Disclosuresiii and expect to see companies report climate risks and strategy against the proper standards and frameworks. We also support company efforts to implement net zero targets; however, the company should disclose specifics as to how they will accomplish this.

Some companies may be exposed to business risks stemming from the effects of climate change either directly via their business operations, regulations, changing consumer demand or through supply chains. Where these are financially material risks, companies should describe how their business strategy incorporates climate risk and ensure adequate disclosure.

Where companies in high-impact sectors—e.g., those requested to disclose to CDP Climate Change—fail to provide investment-relevant climate disclosure or do not have a robust climate change risk management strategy, we may not support management resolutions, including the report and accounts or the election of directors if we think this is in the best economic interests of our clients.

Where there are matters of concern, we may support shareholder resolutions calling on companies to improve their business planning and public disclosure in relation to climate change risks and opportunities.

We will make use of investor tools such as the Climate Action 100+ Net Zero Company Benchmark, the Transition Pathway Initiative, our own proprietary net zero tool as well as engagements we’ve conducted to identify companies that fail to follow best practice.

Biodiversity

Loss of biodiversity degrades ecosystems which underpin the Earth’s ability to provide regulating, provisioning, cultural and supporting ecosystem benefits. For companies in sectors with high biodiversity impact that fail to provide appropriate disclosure (e.g., CDP Water Security and/or Forests disclosures), we may not support management resolutions if we think this is in the best economic interests of our clients.

Sustainability and integrated reporting

A company’s recognition and management of financially material environmental and social exposures and related disclosures provides shareholders with an additional lens through which to assess the quality, leadership, strategic focus, risk management and operational standards of practice of the business.

Disclosure of significant environmental and social risk factors should be included in the annual report. Certain high risk or high impact operations that are of substantial interest to investors and the public may require modular reporting alongside reporting that aggregates all company activity. We recommend disclosure in line with internationally accepted standards of best practice which enhances our understanding of a company’s ability to create and sustain value in the short, medium and long term.

Audit of social and environmental management systems

We appreciate that auditing and assurance practices for environmental and social systems require further development; nevertheless, we consider third-party auditing of sustainability reports to be best practice. We encourage companies to move towards third-party verification.

Labour practices and standards

Companies may incur significant risks because of the employment practices of their own operations and those of their suppliers and sub-contractors. Codes of conduct that address such risks and include detailed and effective procedures for their supply chain are usually in companies’ best interests.

Where there is cause for concern, we favor codes based on internationally recognized standards (e.g., core conventions of the International Labour Organization), independent monitoring or auditing of implementation, and reporting of aggregate audit results. We look for regular, public reporting on code implementation.

Human rights

Companies may incur extraordinary risks to their operations, staff, or reputation as a result of operating in conflict zones or in locations at risk of human rights abuses. Risks may also be encountered via supply chains when primary product inputs are sourced from at-risk areas. Where there is cause for concern, we support resolutions asking companies to develop and implement policies and management systems addressing human rights and security management. These policies should reflect internationally recognized standards (e.g., United Nations Universal Declaration of Human Rights) and should apply to suppliers and sub-contractors.

Severe human and labor rights issues often affect the most vulnerable communities and can represent a threat to reputational and operational corporate performance. They are referenced in various international standards and conventions and are linked to existingiv or evolvingv regulations that issuers may be subject to.

We believe that effective mitigation of these issues can contribute to sustainable long-term value creation by the companies in which we choose to invest. At companies identified as being most at risk with insufficient mitigation strategies, we may not support management resolutions, including the report and accounts or election of directors if we think this is in the best economic interests of our clients.

Diversity and equal employment opportunity

Recruiting and hiring from the widest possible talent pool is in the best interests of companies, as is maintaining a diverse workforce. We support efforts to strengthen non-discrimination policies, achieve diversity objectives and address glass ceilings at all levels within organizations. We welcome disclosure of specific diversity targets and reporting on performance against these targets, as well as reporting on gender and ethnicity pay gaps within companies and plans to address these. We will look for disclosure of how measures to increase diversity have been applied and the management and oversight of these measures. In an environment where many industries and companies are facing shortages of skilled workers, thus increasing competition for talent, it is advisable and appropriate for company policies and practices to exceed legal requirements in order to attract and retain employees.

Political and charitable donations

Charitable and political donations should be consistent with the company’s stated sustainability strategy. (See “Reporting” above). We recommend that the board provide ultimate oversight for political donations and related activity. Furthermore, we believe that companies that undertake charitable giving should have transparent policies and undertake charitable giving programs with due regard for the interests of shareholders and key stakeholders.

Environmental stewardship

Companies should determine how key environmental risks and opportunities fit into their core business strategy. As part of this process, companies should identify, assess, and manage their environmental impacts. This may include minimizing key environmental impacts, reporting on environmental management systems and performance, and discussing related financial impacts. Areas of increasing business interest include energy use, emissions, water, waste, and the utilization of natural resources.

9 Voting matters

Annual general meetings

Although we supported company efforts to hold virtual-only AGMs during the initial stages of the COVID-19 pandemic, we encourage a return to physical annual meetings of the shareholders that are supplemented with a robust and accessible virtual (or hybrid) option. If the company decides to provide a hybrid meeting, shareholders joining virtually should be provided the same treatment and transparency as those attending in-person.

Vote disclosure

We expect companies to disclose the voting results of their general meetings, both at the meeting and on their websites. This should include a detailed breakdown of votes for and against, as well as abstentions.

In the spirit of transparency, we also make available to both our institutional and retail fund customers, as well as to the public, a comprehensive record of our voting by publishing all our votes and comments on our website.vi A summary of our voting statistics can be found in our annual Stewardship report.

Shareblocking

We believe that shareblocking—the practice of preventing shares from being transferred for a fixed period prior to the vote at a company meeting—discourages shareholder participation and should be replaced with a record date. Where shareblocking exists, we will follow client policy and may be prevented from voting because of concerns about failed trade settlements and extraordinary cost to clients.

Electronic voting and of use proxy advisory services

We typically exercise voting rights electronically. We currently vote using ProxyExchange, the electronic voting platform provided by Institutional Shareholder Services (ISS). We do not follow ISS vote recommendations, except as provided for in our Conflict of Interest Policy or if instructed by clients. Instead, ISS assists us though pre-populating our vote instructions in accordance with our vote policies. Our Responsible Investment team reviews a proportion of meetings based on an internal prioritization model.

Position on abstentions

Our standard voting approach is to either vote for or against resolutions where these options are available to shareholders. However, there are cases where we consider abstaining to be appropriate—for example, where company practices have improved significantly but do not fully meet our expectations.

With respect to shareholder resolutions, we may abstain in cases where we agree with the broader issue highlighted but do not agree with the way in which the resolution prescribes change.

Additional soliciting materials

If we become aware that an issuer has filed additional soliciting materials prior to a proxy vote submission deadline, then we endeavor to review and reflect those in the application of our voting policy where: (a) the submission is published at least five days prior to our earliest client vote cut-off; and (b) the enclosed information is considered to be material towards impacting our voting position.

Stocklending

We observe that stock lending is a widespread market practice involving the sale and contractually pre-agreed repurchase of a stock. We believe that stock lending is an important factor in preserving the liquidity of markets and in facilitating hedging strategies; it can also provide investors with a significant additional return on their investments as the sale repurchase transaction may include a profit margin. Importantly, however, if the term of the instrument coincides with an annual or extraordinary general meeting, the transfer of the voting right impairs the ability of the underlying shareowner to exercise their voting rights.

In rare instances, this has led to abuse, where borrowers have deliberately entered into transactions to sway the outcome of a shareholder vote without any intention of owning the stock long-term. We consider the balance struck between stock lending and voting to be a matter for individual decisionmaking by clients.

Record dates

We recommend that a record date be set a maximum of five working days prior to AGMs for custodians and registrars to clearly establish those shareholders eligible to vote. This will give time for all relevant formalities to be completed and serves the same purpose as shareblocking without the disruptions noted above.

Voting systems

All companies should conduct voting by poll, rather than relying on a show of hands.

We believe that shareholders have the right to appoint any reasonable person as proxy to vote their shares, either in person or electronically.

We encourage the introduction of electronic voting systems that are accurate and provide an effective audit trail of votes cast.

Bundled resolutions

Resolutions put to company meetings should cover single issues, or issues that are clearly interdependent. Any other practice potentially reduces the value of votes and can lead to opposition to otherwise acceptable proposals. We will normally oppose resolutions that contain such inappropriately bundled provisions.

Any other business

We expect to vote on resolutions where the content has been made clear to shareholders and is in the interests of the company and its shareholders. Where a resolution invites shareholders to vote on “any other business,” we will systematically vote against.

Political and charitable donations

We welcome the opportunity to vote on company donations if material. With respect to donations to political parties or to organizations closely associated with political parties, we believe the board is best positioned to oversee the appropriateness of such spending and should review as often as is necessary to ensure congruency with both corporate strategy and values.

Amendments to Articles

We are generally unsupportive of amendments to the articles of incorporation which limit the liability of company officers.

Endnotes:

i	The following guidelines do not apply to Pyrford International Ltd.

ii	Such interlocking relationships can raise concerns when there is an imbalance of power between the two directors.

iii	https://www.fsb-tcfd.org/publications/final-recommendations-report/.

iv	UK Modern Slavery Act, OECD Guidelines for Multinational Enterprises.

v	EU corporate mandatory human rights due diligence, Swiss mandatory human rights DD (focus weapons), German Supply Chain Code

vi	See vote disclosure webpage here.

APPENDIX C — INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Funds.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH EACH PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY EACH PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

C-1

APPENDIX S — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

The Funds’ prospectuses contain information about choosing a share class. The information in this Appendix S should be read in conjunction with the information contained in the prospectuses. With regard to any sales charge waivers and discounts described in this Appendix S and the prospectuses, it is your obligation to advise your Financial Intermediary or (in the case of Direct-at-Fund Accounts, as defined in the prospectuses) the Transfer Agent that you qualify for any waiver or reduced sales charge and be prepared to provide proof thereof.

Sales Charge Reductions

Front-End Sales Charge Waivers (Class A Shares)*

The following information is in addition to the description in the Funds’ prospectuses of front-end sales charge waivers applicable to Class A shares. The following categories of investors may buy Class A shares at NAV, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired directors or trustees of the Columbia Funds, and officers or employees of Columbia Management or its affiliates, including the Investment Manager;

•	Current or retired Ameriprise Financial Services, LLC financial advisors and employees of such financial advisors;(a)

•	Registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the Distributor;(a)

•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by any sub-adviser of the Columbia Funds;(a)

•

Partners and employees of outside legal counsel to the Columbia Funds or to the Columbia Funds’ directors or trustees who regularly provide advice and services to the Columbia Funds, or to their directors or trustees;

•

Direct rollovers (i.e., a rollover of Fund shares and not a reinvestment of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund or Columbia Fund;

•	Employees or partners of the Investment Manager;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•

At a Columbia Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Fund is a party;

•

Purchases by registered representatives and employees (and their immediate family members and related trusts or other entities owned by the foregoing (referred to as “Related Persons”)) of Ameriprise Financial Services, LLC and its affiliates; provided that with respect to employees (and their Related Persons) of an affiliate of Ameriprise Financial, such persons must make purchases through an account held at Ameriprise Financial or its affiliates.

*

Any shareholder with a Direct-at-Fund account (i.e., shares held directly with the Fund through the Transfer Agent) that is eligible to purchase shares without a front-end sales charge by virtue of having qualified for a previous waiver may continue to purchase shares without a front-end sales charge if they no longer qualify under a category described in the prospectus or in this section. Otherwise, you must qualify for a front-end sales charge waiver described in the prospectus or in this section.

(a)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Purchases of Class A shares may be made at NAV if they are made as follows:

•

Through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a financial intermediary that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;

•	Through banks, trust companies and thrift institutions, acting as fiduciaries; or

•

Through “employee benefit plans” created under Section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with a Columbia Fund or the Transfer Agent and transacts directly with the Columbia Fund or the Transfer Agent through a third party administrator or third party recordkeeper. This waiver does not apply to accounts held through commissionable brokerage platforms.

Contingent Deferred Sales Charges (Class A and Class C Shares)

For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

Shareholders won’t pay a CDSC upon redemption of Class A or Class C shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of the qualified age based on applicable IRS regulations;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a Fund initially purchased by an employee benefit plan;

•	Of Class C shares of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the Fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Class Inst Shares Additional Eligible Investors

In addition to the categories of Class Inst investors described in the Funds’ prospectuses, the minimum initial investments in Class Inst is $2,000 ($1,000 for IRAs, as applicable):

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) who holds Class Inst shares of a fund distributed by the Distributor is eligible to purchase Class Inst shares of other funds distributed by the Distributor, subject to a minimum initial investment of $2,000 ($1,000 for IRAs). If the account in which the shareholder holds Class Inst shares is not eligible to purchase additional Class Inst shares, the shareholder may purchase Class Inst shares in an account maintained directly with the Transfer Agent, subject to a minimum initial investment of $2,000 ($1,000 for IRAs).

Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Fund or in connection with a similar reorganization transaction.

Rejection of Purchases

Each Fund and the Distributor reserve the right to reject any offer to purchase shares, in their sole discretion.

Class C Share Conversions

Class C shares held through a financial intermediary may be converted, in the discretion of the Fund, to Class A shares sooner than the general conversion schedule in connection with the withdrawal of the Fund’s Class C shares from such financial intermediary’s platform or accounts. In the event of such conversion, the Distributor will provide at least 30 days’ written notice to such financial intermediary. No sales charge or other charges apply in connection with such a conversion, and conversions are free from U.S. federal income tax.

PART C OTHER INFORMATION

Item 28. Exhibits

Note:

As used herein, the term “Post-effective Amendment” refers to a post-effective amendment to the registration statement of Registrant or its predecessor, The Acorn Fund, Inc., under the Securities Act of 1933 on form S-5, N-1 or N-1A, no. 2-34223.

a.1	Agreement and Declaration of Trust (1)

a.2	Amendment No. 1 to Agreement and Declaration of Trust. (3)

a.3	Amendment No. 2 to Agreement and Declaration of Trust. (4)

b.	Bylaws dated September 28, 2004, as amended through June 10, 2020. (17)

c.	None.

d.1

Organizational Expenses Agreement between Acorn Investment Trust (now known as Columbia Acorn Trust) and Wanger Asset Management, L.P. (now known as Columbia Wanger Asset Management, LLC), dated September 3, 1996. (2)

d.2

Organizational and Offering Costs Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC (relating to Columbia Acorn European Fund and Columbia Acorn Emerging Markets Fund) dated August 17, 2011. (9)

d.3	Investment Advisory Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 27, 2010, Schedules A and B last amended June 8, 2011. (9)

d.4	Investment Advisory Fee Reduction Agreement between Columbia Acorn Trust, on behalf of Columbia Acorn International Select, and Columbia Wanger Asset Management, LLC dated July 1, 2016. (14)

d.5

Administrative Services Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 1, 2010, (the “Administrative Services Agreement”), Schedule A last amended June 8, 2011. (9)

d.6	Amendment No. 1 dated September 21, 2016 to the Administrative Services Agreement. (14)

d.7	Schedule B to the Administrative Services Agreement, amended September 19, 2019. (15)

e.1

Distribution Agreement between Columbia Acorn Trust and Columbia Management Investment Distributors, Inc. dated May 1, 2010, (the “Distribution Agreement”), Schedules I and II last amended June 8, 2011. (9)

e.2	Amendment dated April 12, 2011 to the Distribution Agreement. (9)

e.3	Amendment No. 2 dated September 21, 2016 to the Distribution Agreement. (14)

f.	None.

g.	Custody Agreement among JPMorgan Chase Bank, N.A., Columbia Acorn Trust and Wanger Advisors Trust dated December 15, 2010, effective July 22, 2011, with Addendums dated July 14, 2011. (9)

h.1

Amended and Restated Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement between Columbia Acorn Trust and Columbia Management Investment Services Corp. dated May 1, 2012 (the “Transfer Agent Agreement”). (10)

h.2	Amendment No. 1 dated September 21, 2016 to the Transfer Agent Agreement. (14)

h.3	Compliance Agreement between Columbia Acorn Trust and Ameriprise Financial, Inc. dated May 1, 2010. (7)

h.4	Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn International, dated May 1, 2024.

h.5	Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Thermostat Fund, dated May 1, 2024.

h.6	Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn Fund, dated April 22, 2023. (17)

h.7	Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn European Fund, dated May 1, 2024.

h.8	Fee Waiver/Expense Reimbursement Agreement, relating to Columbia Acorn International Select, between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, dated July 1, 2016. (14)

h.9	Fee Waiver/Expense Reimbursement Agreement, relating to Columbia Acorn International Select, between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 1, 2024.

h.10	Transfer Agent Fee Waiver Agreement between Columbia Acorn Trust and Columbia Management Investment Services Corp., dated May 1, 2024.

h.11

Participation Agreement among Merrill Lynch Life Insurance Company, Columbia Acorn Trust and Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) dated March 4, 2005. (5)

h.12

Amendment No. 1 to Participation Agreement among Merrill Lynch Life Insurance Company, Columbia Acorn Trust and Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) dated March 30, 2007. (6)

h.13

Participation Agreement among ML Life Insurance Company of New York, Columbia Acorn Trust and Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) dated March 4, 2005. (17)

h.14

Amendment No. 1 to Participation Agreement among ML Life Insurance Company of New York, Columbia Acorn Trust and Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) dated March 30, 2007. (6)

h.15	Amended and Restated Credit Agreement as of October 26, 2023.

i.	Opinion letter and written consent of Perkins Coie LLP relating to the series of Columbia Acorn Trust.

j.	Consent of independent registered accounting firm.

k.	None.

l.	None.

m.1	Plan of Distribution Pursuant to Rule 12b-1. (9)

m.2	Rule 12b-1 Plan Implementing Agreement. (9)

n.1	Amended and Restated Plan Pursuant to Rule 18f-3(d), effective May 1, 2024.

o.	Not applicable.

p.1	Columbia Threadneedle Investments Global Personal Account Dealing and Code of Ethics, effective December 2023.

p.2	Code of Ethics for Non-Management Trustees, as amended, effective as of September 19, 2012. (11)

q.	Trustee Power of Attorney, dated April 17, 2024.

(1)

Incorporated by reference to post-effective amendment No. 53 to the Registrant’s registration statement on form N-1A, Securities Act registration number 2-34223 (the “Registration Statement”), filed on April 30, 1996.

(2)	Incorporated by reference to Registrant’s post-effective amendment No. 61 to the Registration Statement filed on April 30, 1998.
(3)	Incorporated by reference to Registrant’s post-effective amendment No. 70 to the Registration Statement filed on May 1, 2001.
(4)	Incorporated by reference to Registrant’s post-effective amendment No. 77 to the Registration Statement filed on March 1, 2005.
(5)	Incorporated by reference to Registrant’s post-effective amendment No. 79 to the Registration Statement filed on May 1, 2006.
(6)	Incorporated by reference to Registrant’s post-effective amendment No. 80 to the Registration Statement filed on April 30, 2007.
(7)	Incorporated by reference to Registrant’s post-effective amendment No. 87 to the Registration Statement filed on September 27, 2010.
(8)	Incorporated by reference to Registrant’s post-effective amendment No. 88 to the Registration Statement filed April 29, 2009.
(9)	Incorporated by reference to Registrant’s post-effective amendment No. 91 to the Registration Statement filed on August 17, 2011.
(10)	Incorporated by reference to Registrant’s post-effective amendment No. 93 to the Registration Statement filed on April 27, 2012.

(11)	Incorporated by reference to Registrant’s post-effective amendment No. 95 to the Registration Statement filed on November 7, 2012.
(12)	Incorporated by reference to Registrant’s post-effective amendment No. 99 to the Registration Statement filed on April 30, 2014.
(13)	Incorporated by reference to Registrant’s post-effective amendment No. 103 to the Registration Statement filed on April 29, 2016.
(14)	Incorporated by reference to Registrant’s post-effective amendment No. 105 to the Registration Statement filed on April 28, 2017.
(15)	Incorporated by reference to Registrant’s post-effective amendment No. 112 to the Registration Statement filed on April 29, 2020.
(16)	Incorporated by reference to Registrant’s post-effective amendment No. 114 to the Registration Statement filed on April 28, 2021.
(17)	Incorporated by reference to Registrant’s post-effective amendment No. 116 to the Registration Statement filed on April 27, 2023.

Item 29.	Persons Controlled By or Under Common Control with Registrant

The Registrant does not consider that there are any persons directly or indirectly controlled by, or under common control with, the Registrant within the meaning of this item. The information in the prospectuses under the caption “Management of the Fund - Primary Service Providers - The Investment Manager” and in the statement of additional information under the caption “The Investment Manager and Investment Advisory Services” is incorporated by reference.

Item 30.	Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant (listed as Exhibit a.1 and incorporated in this filing by reference) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act of 1940, as amended, that provision shall not protect any trustee or officer against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into Indemnification Agreements with each of the independent trustees which provide that the Registrant shall indemnify and advance expenses to the independent trustees as provided in the Indemnification Agreements and otherwise to the fullest extent permitted by applicable law. The Registrant will indemnify the independent trustees from and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the independent trustees in connection with a proceeding to which he or she is a party to by reason of his or her position as an independent trustee. The Registrant will not indemnify the independent trustees for monetary settlements or judgments relating to insider trading, disgorgements of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any liability to the Trust or its shareholders with respect to a final adjudication that an action or omission by an independent trustee was committed in bad faith, involved active or deliberate dishonesty or that the trustee engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under policies of insurance maintained by Registrant and its investment adviser, respectively, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policies expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31.	Business and Other Connections of Investment Adviser

The information in the prospectuses under the caption “Management of the Fund - Primary Service Providers - The Investment Manager” is incorporated by reference. Columbia Wanger Asset Management, LLC (“CWAM”) was not at any time during the past two years engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

Item 32.	Principal Underwriters

(a) Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of Columbia Management Investment Advisers, LLC (“Columbia Management”), is the Registrant’s principal underwriter. CMID also acts in such capacity for each series of Columbia Funds Series Trust, Columbia Funds Series Trust I, Columbia Fund Series Trust II, Columbia Funds Variable Insurance Trust, Columbia Funds Variable Series Trust II and Wanger Advisors Trust and certain other open-end investment companies in the Columbia Family of Funds (the mutual fund complex that is comprised of the open-end investment companies advised by Columbia Management or its affiliates and principally underwritten by CMID).

(b) The tables below lists each director or officer of the principal underwriter named in the answer to Item 25.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with the Registrant
William F. Truscott	President, Chief Executive Officer and Chairman of the Board	None

Francine Asselta	Vice President and Head of North America Institutional	None

Jason S. Bartylla	Chief Financial Officer	None

Michael E. DeFao	Vice President, Chief Legal Officer and Assistant Secretary	None

Stephen O. Buff	Vice President, Chief Compliance Officer	None

James Bumpus	Vice President and Head of Intermediary Markets	None

Thomas A. Jones	Vice President and Head of Strategic Relations	None

Gary Rawdon	Vice President – Sales Governance and Administration	None

Leslie A. Walstrom	Senior Vice President and Global Head of Marketing	None

Daniel J. Beckman	Vice President	President and Principal Executive Officer

Marc Zeitoun	Vice President and Head of North America Product	None

Wendy B. Mahling	Secretary	None

Amy L. Hackbarth	Vice President and Assistant Secretary	None

Mark D. Kaplan	Vice President and Assistant Secretary	None

Ryan C. Larrenaga	Vice President and Assistant Secretary	Assistant Secretary

Joseph L. D’Alessandro	Vice President and Assistant Secretary	None

Megan Garcy	Vice President and Assistant Secretary	None

Christopher O. Petersen	Vice President and Assistant Secretary	None

Kayla Sylvia	Vice President and Assistant Secretary	None

Shweta J. Jhanji	Vice President and Treasurer	None

Michael Tempesta	Anti-Money Laundering Officer and Identity Theft Prevention Officer	None

Kristin Weisser	Conflicts Officer	None

*	The principal business address of Columbia Management Investment Distributors, Inc. is 290 Congress Street, Boston, MA 02210.

(c) Not applicable.

Item 33.	Location of Accounts and Records

Daniel J. Beckman, President
71 S. Wacker Drive, Suite 2500
Chicago, IL 60606

Certain records, including records relating to the Registrant’s shareholders and the physical possession of its securities, may be maintained at the main office of Registrant’s transfer agent, Columbia Management Investment Services Corp., located at 290 Congress Street, Boston, MA. 02210 or custodian, JPMorgan Chase Bank, N.A., located at 1 Chase Manhattan Plaza, New York, NY 10005.

Certain information on the above-referenced physical possession of accounts, books and other documents is also included in the Registrant’s filing on Form N-CEN filed with the Securities and Exchange Commission on March 15, 2023.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on April 19, 2024.

COLUMBIA ACORN TRUST

By:	/s/ Daniel J. Beckman
Daniel J. Beckman, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title		Date

/S/ MARGARET M. EISEN	Trustee	)
Margaret M. Eisen		)
)
/S/ JOHN C. HEATON*	Trustee	)
John C. Heaton		)
)
/S/ DIANNE F. LOB	Trustee	)
Dianne F. Lob		)
)
/S/ CHARLES R. PHILLIPS	Trustee	)
Charles R. Phillips		)
)
/S/ DAVID J. RUDIS	Trustee and Chair	)	April 19, 2024
David J. Rudis		)
)
/S/ DANIEL J. BECKMAN	President and Principal Executive	)
Daniel J. Beckman	Officer	)
)
/S/ MICHAEL G. CLARKE	Treasurer and Principal Financial	)
Michael G. Clarke	Officer	)
)

*By:	/s/ Gwendolyn A. Williamson
Name:	Gwendolyn A. Williamson**
Attorney-in-fact

** Executed by Gwendolyn A. Williamson on behalf of the Trustee pursuant to a Power of Attorney filed herewith.

Exhibits Related to Item 28 of Part C

Exhibit Number	Exhibit

h.4	Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn International, dated May 1, 2024.

h.5	Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Thermostat Fund, dated May 1, 2024.

h.7	Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn European Fund, dated May 1, 2024.

h.9	Fee Waiver/Expense Reimbursement Agreement, relating to Columbia Acorn International Select, between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 1, 2024.

h.10	Transfer Agent Fee Waiver Agreement between Columbia Acorn Trust and Columbia Management Investment Services Corp., dated May 1, 2024.

h.15	Amended and Restated Credit Agreement as of October 26, 2023.

i.	Opinion letter and written consent of Perkins Coie LLP relating to the series of Columbia Acorn Trust.

j.	Consent of independent registered accounting firm.

n.1	Amended and Restated Plan Pursuant to Rule 18f-3(d), effective May 1, 2024.

p.1	Columbia Threadneedle Investments Global Personal Account Dealing and Code of Ethics, effective December 2023.

Exhibits Related to XBRL Interactive Data Files

Exhibit No.	Description

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL XBRL	Taxonomy Extension Calculation Linkbase

EX-101.DEF XBRL	Taxonomy Extension Definition Linkbase

EX-101.LAB XBRL	Taxonomy Extension Labels Linkbase

EX-101.PRE XBRL	Taxonomy Extension Presentation Linkbase